UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03416

The Calvert Fund

(Exact Name of Registrant as Specified in Charter)

2050 M Street NW, Suite 200, Washington, DC 20036

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2025

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Calvert High Yield Bond Fund

Class A CYBAX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert High Yield Bond Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$104	1.01%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA U.S. High Yield Index (the Index):

↓ The Fund’s allocations by sector, especially within broadcasting, telecommunications and railroad hurt performance relative to the Index

↓ Selections within auto & auto parts and homebuilders & real estate were punitive

↓ Selections by credit rating hampered results, particularly in BB-rated and CCC-rated bonds

↓ Selections within credits with duration between 2 and 5 years and greater than 10 years detracted

↑ The Fund’s selections by sector contributed to relative performance, particularly within paper, retail and railroad

↑ The Fund’s significant underweight position in the energy sector was helpful along with the lack of exposure to the gaming sector and an overweight exposure within the services sector

↑ Allocations by credit rating aided relative performance, especially within credits rated CCC and lower. An underweight position within B-rated credits was also additive

↑ Selections within bonds with duration less than two years contributed to relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	ICE BofA U.S. High Yield Index
9/15	$10,000	$10,000	$10,000
10/15	$9,889	$10,032	$10,273
11/15	$9,626	$9,995	$10,042
12/15	$9,569	$9,945	$9,783
1/16	$9,501	$10,055	$9,628
2/16	$9,496	$10,127	$9,673
3/16	$9,815	$10,251	$10,101
4/16	$10,026	$10,321	$10,504
5/16	$10,110	$10,329	$10,580
6/16	$10,157	$10,511	$10,695
7/16	$10,382	$10,597	$10,965
8/16	$10,537	$10,609	$11,209
9/16	$10,587	$10,611	$11,282
10/16	$10,624	$10,541	$11,317
11/16	$10,590	$10,304	$11,272
12/16	$10,688	$10,334	$11,494
1/17	$10,776	$10,371	$11,648
2/17	$10,877	$10,451	$11,830
3/17	$10,858	$10,447	$11,805
4/17	$10,962	$10,534	$11,939
5/17	$11,032	$10,615	$12,046
6/17	$11,105	$10,606	$12,058
7/17	$11,176	$10,659	$12,197
8/17	$11,169	$10,751	$12,194
9/17	$11,247	$10,713	$12,304
10/17	$11,274	$10,726	$12,351
11/17	$11,283	$10,710	$12,318
12/17	$11,306	$10,757	$12,354
1/18	$11,344	$10,654	$12,433
2/18	$11,262	$10,553	$12,317
3/18	$11,201	$10,606	$12,241
4/18	$11,194	$10,535	$12,323
5/18	$11,143	$10,592	$12,321
6/18	$11,127	$10,577	$12,363
7/18	$11,233	$10,599	$12,501
8/18	$11,315	$10,651	$12,592
9/18	$11,360	$10,606	$12,665
10/18	$11,214	$10,517	$12,458
11/18	$11,155	$10,564	$12,345
12/18	$10,984	$10,730	$12,074
1/19	$11,366	$10,878	$12,629
2/19	$11,523	$10,889	$12,842
3/19	$11,608	$11,086	$12,968
4/19	$11,742	$11,102	$13,149
5/19	$11,684	$11,272	$12,982
6/19	$11,901	$11,431	$13,300
7/19	$11,976	$11,465	$13,369
8/19	$12,052	$11,725	$13,421
9/19	$12,121	$11,674	$13,463
10/19	$12,163	$11,712	$13,494
11/19	$12,199	$11,709	$13,531
12/19	$12,362	$11,727	$13,814
1/20	$12,366	$11,937	$13,815
2/20	$12,247	$12,116	$13,601
3/20	$11,103	$11,879	$12,001
4/20	$11,481	$12,117	$12,457
5/20	$11,877	$12,230	$13,027
6/20	$11,916	$12,332	$13,154
7/20	$12,441	$12,549	$13,783
8/20	$12,496	$12,477	$13,918
9/20	$12,400	$12,454	$13,773
10/20	$12,467	$12,410	$13,838
11/20	$12,842	$12,572	$14,392
12/20	$12,996	$12,615	$14,666
1/21	$13,031	$12,536	$14,722
2/21	$13,024	$12,374	$14,773
3/21	$13,030	$12,230	$14,799
4/21	$13,144	$12,333	$14,961
5/21	$13,155	$12,380	$15,004
6/21	$13,318	$12,470	$15,209
7/21	$13,342	$12,595	$15,263
8/21	$13,391	$12,587	$15,347
9/21	$13,360	$12,479	$15,352
10/21	$13,314	$12,469	$15,324
11/21	$13,201	$12,484	$15,167
12/21	$13,437	$12,476	$15,453
1/22	$13,075	$12,202	$15,028
2/22	$12,915	$12,036	$14,893
3/22	$12,793	$11,713	$14,755
4/22	$12,335	$11,276	$14,218
5/22	$12,335	$11,338	$14,254
6/22	$11,618	$11,112	$13,284
7/22	$12,309	$11,391	$14,084
8/22	$12,004	$11,095	$13,747
9/22	$11,531	$10,617	$13,194
10/22	$11,828	$10,500	$13,569
11/22	$12,042	$10,892	$13,823
12/22	$11,961	$10,855	$13,719
1/23	$12,376	$11,192	$14,256
2/23	$12,182	$10,917	$14,071
3/23	$12,365	$11,173	$14,230
4/23	$12,462	$11,241	$14,367
5/23	$12,312	$11,124	$14,230
6/23	$12,472	$11,107	$14,462
7/23	$12,619	$11,118	$14,668
8/23	$12,627	$11,051	$14,710
9/23	$12,482	$10,788	$14,539
10/23	$12,336	$10,625	$14,359
11/23	$12,839	$11,104	$15,012
12/23	$13,250	$11,525	$15,566
1/24	$13,258	$11,497	$15,568
2/24	$13,256	$11,360	$15,615
3/24	$13,430	$11,471	$15,801
4/24	$13,331	$11,203	$15,643
5/24	$13,493	$11,389	$15,820
6/24	$13,633	$11,493	$15,973
7/24	$13,820	$11,754	$16,286
8/24	$14,019	$11,927	$16,545
9/24	$14,138	$12,090	$16,816
10/24	$14,080	$11,816	$16,723
11/24	$14,218	$11,940	$16,915
12/24	$14,167	$11,760	$16,842
1/25	$14,318	$11,831	$17,075
2/25	$14,400	$12,075	$17,186
3/25	$14,266	$12,073	$17,001
4/25	$14,379	$12,115	$17,002
5/25	$14,561	$12,054	$17,287
6/25	$14,786	$12,242	$17,608
7/25	$14,817	$12,224	$17,679
8/25	$14,963	$12,371	$17,894
9/25	$15,033	$12,502	$18,031

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	6.31%	3.92%	4.50%
Class A with 3.25% Maximum Sales Charge	2.87%	3.24%	4.16%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
ICE BofA U.S. High Yield Index	7.23%	5.53%	6.07%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$501,317,043
# of Portfolio Holdings	317
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$2,156,680

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.9%
Senior Floating-Rate Loans	6.3%
Short-Term Investments	7.5%
Corporate Bonds	85.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

BBB
2.0%
BB
47.3%
B
38.1%
CCC or Lower
11.7%
Not Rated
0.9%

Value	Value
Not Rated	0.9%
CCC or Lower	11.7%
B	38.1%
BB	47.3%
BBB	2.0%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments. Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CYBAX-TSR-AR

Calvert High Yield Bond Fund

Class C CHBCX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert High Yield Bond Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$181	1.76%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA U.S. High Yield Index (the Index):

↓ The Fund’s allocations by sector, especially within broadcasting, telecommunications and railroad hurt performance relative to the Index

↓ Selections within auto & auto parts and homebuilders & real estate were punitive

↓ Selections by credit rating hampered results, particularly in BB-rated and CCC-rated bonds

↓ Selections within credits with duration between 2 and 5 years and greater than 10 years detracted

↑ The Fund’s selections by sector contributed to relative performance, particularly within paper, retail and railroad

↑ The Fund’s significant underweight position in the energy sector was helpful along with the lack of exposure to the gaming sector and an overweight exposure within the services sector

↑ Allocations by credit rating aided relative performance, especially within credits rated CCC and lower. An underweight position within B-rated credits was also additive

↑ Selections within bonds with duration less than two years contributed to relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	ICE BofA U.S. High Yield Index
9/15	$10,000	$10,000	$10,000
10/15	$10,209	$10,032	$10,273
11/15	$9,929	$9,995	$10,042
12/15	$9,863	$9,945	$9,783
1/16	$9,786	$10,055	$9,628
2/16	$9,775	$10,127	$9,673
3/16	$10,095	$10,251	$10,101
4/16	$10,307	$10,321	$10,504
5/16	$10,386	$10,329	$10,580
6/16	$10,431	$10,511	$10,695
7/16	$10,652	$10,597	$10,965
8/16	$10,806	$10,609	$11,209
9/16	$10,850	$10,611	$11,282
10/16	$10,880	$10,541	$11,317
11/16	$10,839	$10,304	$11,272
12/16	$10,935	$10,334	$11,494
1/17	$11,013	$10,371	$11,648
2/17	$11,112	$10,451	$11,830
3/17	$11,086	$10,447	$11,805
4/17	$11,184	$10,534	$11,939
5/17	$11,247	$10,615	$12,046
6/17	$11,318	$10,606	$12,058
7/17	$11,381	$10,659	$12,197
8/17	$11,368	$10,751	$12,194
9/17	$11,439	$10,713	$12,304
10/17	$11,460	$10,726	$12,351
11/17	$11,465	$10,710	$12,318
12/17	$11,477	$10,757	$12,354
1/18	$11,507	$10,654	$12,433
2/18	$11,422	$10,553	$12,317
3/18	$11,350	$10,606	$12,241
4/18	$11,336	$10,535	$12,323
5/18	$11,277	$10,592	$12,321
6/18	$11,255	$10,577	$12,363
7/18	$11,354	$10,599	$12,501
8/18	$11,431	$10,651	$12,592
9/18	$11,469	$10,606	$12,665
10/18	$11,312	$10,517	$12,458
11/18	$11,246	$10,564	$12,345
12/18	$11,067	$10,730	$12,074
1/19	$11,447	$10,878	$12,629
2/19	$11,597	$10,889	$12,842
3/19	$11,674	$11,086	$12,968
4/19	$11,804	$11,102	$13,149
5/19	$11,736	$11,272	$12,982
6/19	$11,948	$11,431	$13,300
7/19	$12,016	$11,465	$13,369
8/19	$12,083	$11,725	$13,421
9/19	$12,145	$11,674	$13,463
10/19	$12,180	$11,712	$13,494
11/19	$12,205	$11,709	$13,531
12/19	$12,362	$11,727	$13,814
1/20	$12,359	$11,937	$13,815
2/20	$12,235	$12,116	$13,601
3/20	$11,085	$11,879	$12,001
4/20	$11,455	$12,117	$12,457
5/20	$11,843	$12,230	$13,027
6/20	$11,874	$12,332	$13,154
7/20	$12,391	$12,549	$13,783
8/20	$12,437	$12,477	$13,918
9/20	$12,337	$12,454	$13,773
10/20	$12,395	$12,410	$13,838
11/20	$12,759	$12,572	$14,392
12/20	$12,903	$12,615	$14,666
1/21	$12,930	$12,536	$14,722
2/21	$12,915	$12,374	$14,773
3/21	$12,914	$12,230	$14,799
4/21	$13,018	$12,333	$14,961
5/21	$13,021	$12,380	$15,004
6/21	$13,172	$12,470	$15,209
7/21	$13,188	$12,595	$15,263
8/21	$13,228	$12,587	$15,347
9/21	$13,186	$12,479	$15,352
10/21	$13,133	$12,469	$15,324
11/21	$13,016	$12,484	$15,167
12/21	$13,242	$12,476	$15,453
1/22	$12,873	$12,202	$15,028
2/22	$12,712	$12,036	$14,893
3/22	$12,582	$11,713	$14,755
4/22	$12,126	$11,276	$14,218
5/22	$12,114	$11,338	$14,254
6/22	$11,404	$11,112	$13,284
7/22	$12,075	$11,391	$14,084
8/22	$11,769	$11,095	$13,747
9/22	$11,297	$10,617	$13,194
10/22	$11,586	$10,500	$13,569
11/22	$11,781	$10,892	$13,823
12/22	$11,701	$10,855	$13,719
1/23	$12,094	$11,192	$14,256
2/23	$11,901	$10,917	$14,071
3/23	$12,075	$11,173	$14,230
4/23	$12,156	$11,241	$14,367
5/23	$12,006	$11,124	$14,230
6/23	$12,152	$11,107	$14,462
7/23	$12,286	$11,118	$14,668
8/23	$12,288	$11,051	$14,710
9/23	$12,142	$10,788	$14,539
10/23	$11,990	$10,625	$14,359
11/23	$12,470	$11,104	$15,012
12/23	$12,861	$11,525	$15,566
1/24	$12,862	$11,497	$15,568
2/24	$12,853	$11,360	$15,615
3/24	$13,011	$11,471	$15,801
4/24	$12,910	$11,203	$15,643
5/24	$13,057	$11,389	$15,820
6/24	$13,184	$11,493	$15,973
7/24	$13,353	$11,754	$16,286
8/24	$13,540	$11,927	$16,545
9/24	$13,647	$12,090	$16,816
10/24	$13,584	$11,816	$16,723
11/24	$13,708	$11,940	$16,915
12/24	$13,647	$11,760	$16,842
1/25	$13,787	$11,831	$17,075
2/25	$13,858	$12,075	$17,186
3/25	$13,723	$12,073	$17,001
4/25	$13,822	$12,115	$17,002
5/25	$13,987	$12,054	$17,287
6/25	$14,192	$12,242	$17,608
7/25	$14,214	$12,224	$17,679
8/25	$14,343	$12,371	$17,894
9/25	$14,621	$12,502	$18,031

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	5.51%	3.14%	3.87%
Class C, with 1% Maximum Contingent Deferred Sales Charge and conversion to Class A after 8 years	4.51%	3.14%	3.87%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
ICE BofA U.S. High Yield Index	7.23%	5.53%	6.07%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$501,317,043
# of Portfolio Holdings	317
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$2,156,680

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.9%
Senior Floating-Rate Loans	6.3%
Short-Term Investments	7.5%
Corporate Bonds	85.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	0.9%
CCC or Lower	11.7%
B	38.1%
BB	47.3%
BBB	2.0%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments. Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CHBCX-TSR-AR

Calvert High Yield Bond Fund

Class I CYBIX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert High Yield Bond Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$79	0.76%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA U.S. High Yield Index (the Index):

↓ The Fund’s allocations by sector, especially within broadcasting, telecommunications and railroad hurt performance relative to the Index

↓ Selections within auto & auto parts and homebuilders & real estate were punitive

↓ Selections by credit rating hampered results, particularly in BB-rated and CCC-rated bonds

↓ Selections within credits with duration between 2 and 5 years and greater than 10 years detracted

↑ The Fund’s selections by sector contributed to relative performance, particularly within paper, retail and railroad

↑ The Fund’s significant underweight position in the energy sector was helpful along with the lack of exposure to the gaming sector and an overweight exposure within the services sector

↑ Allocations by credit rating aided relative performance, especially within credits rated CCC and lower. An underweight position within B-rated credits was also additive

↑ Selections within bonds with duration less than two years contributed to relative returns

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	ICE BofA U.S. High Yield Index
9/15	$1,000,000	$1,000,000	$1,000,000
12/15	$989,795	$994,545	$978,295
3/16	$1,015,975	$1,025,077	$1,010,058
6/16	$1,052,393	$1,051,051	$1,069,464
9/16	$1,098,101	$1,061,107	$1,128,151
12/16	$1,109,595	$1,033,436	$1,149,385
3/17	$1,127,614	$1,044,733	$1,180,514
6/17	$1,154,706	$1,060,629	$1,205,825
9/17	$1,170,217	$1,071,325	$1,230,373
12/17	$1,177,142	$1,075,709	$1,235,397
3/18	$1,167,227	$1,060,578	$1,224,122
6/18	$1,160,687	$1,057,711	$1,236,333
9/18	$1,186,074	$1,060,582	$1,266,519
12/18	$1,147,405	$1,072,968	$1,207,416
3/19	$1,213,684	$1,108,612	$1,296,778
6/19	$1,245,340	$1,143,113	$1,330,040
9/19	$1,268,321	$1,167,378	$1,346,322
12/19	$1,294,421	$1,172,661	$1,381,420
3/20	$1,163,576	$1,187,915	$1,200,139
6/20	$1,249,669	$1,233,232	$1,315,423
9/20	$1,301,263	$1,245,411	$1,377,328
12/20	$1,364,860	$1,261,494	$1,466,606
3/21	$1,369,151	$1,222,990	$1,479,864
6/21	$1,399,962	$1,247,003	$1,520,916
9/21	$1,405,153	$1,247,936	$1,535,169
12/21	$1,414,520	$1,247,580	$1,545,268
3/22	$1,347,496	$1,171,300	$1,475,517
6/22	$1,224,554	$1,111,162	$1,328,380
9/22	$1,215,893	$1,061,685	$1,319,374
12/22	$1,262,387	$1,085,489	$1,371,922
3/23	$1,305,650	$1,117,271	$1,422,950
6/23	$1,317,667	$1,110,713	$1,446,206
9/23	$1,319,910	$1,078,770	$1,453,878
12/23	$1,401,755	$1,152,499	$1,556,552
3/24	$1,421,665	$1,147,110	$1,580,051
6/24	$1,444,119	$1,149,285	$1,597,270
9/24	$1,498,429	$1,209,032	$1,681,557
12/24	$1,502,154	$1,175,995	$1,684,203
3/25	$1,513,983	$1,207,254	$1,700,112
6/25	$1,570,074	$1,224,153	$1,760,826
9/25	$1,597,122	$1,250,196	$1,803,081

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	6.59%	4.18%	4.79%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
ICE BofA U.S. High Yield Index	7.23%	5.53%	6.07%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$501,317,043
# of Portfolio Holdings	317
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$2,156,680

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.9%
Senior Floating-Rate Loans	6.3%
Short-Term Investments	7.5%
Corporate Bonds	85.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	0.9%
CCC or Lower	11.7%
B	38.1%
BB	47.3%
BBB	2.0%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments. Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CYBIX-TSR-AR

Calvert High Yield Bond Fund

Class R6 CYBRX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert High Yield Bond Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$72	0.70%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA U.S. High Yield Index (the Index):

↓ The Fund’s allocations by sector, especially within broadcasting, telecommunications and railroad hurt performance relative to the Index

↓ Selections within auto & auto parts and homebuilders & real estate were punitive

↓ Selections by credit rating hampered results, particularly in BB-rated and CCC-rated bonds

↓ Selections within credits with duration between 2 and 5 years and greater than 10 years detracted

↑ The Fund’s selections by sector contributed to relative performance, particularly within paper, retail and railroad

↑ The Fund’s significant underweight position in the energy sector was helpful along with the lack of exposure to the gaming sector and an overweight exposure within the services sector

↑ Allocations by credit rating aided relative performance, especially within credits rated CCC and lower. An underweight position within B-rated credits was also additive

↑ Selections within bonds with duration less than two years contributed to relative returns

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	ICE BofA U.S. High Yield Index
9/15	$5,000,000	$5,000,000	$5,000,000
10/15	$5,111,420	$5,015,983	$5,136,298
11/15	$4,977,219	$4,997,691	$5,020,990
12/15	$4,948,975	$4,972,724	$4,891,474
1/16	$4,916,856	$5,027,618	$4,814,108
2/16	$4,915,474	$5,063,331	$4,836,497
3/16	$5,079,877	$5,125,385	$5,050,289
4/16	$5,192,133	$5,160,305	$5,252,086
5/16	$5,235,694	$5,164,336	$5,289,984
6/16	$5,261,967	$5,255,253	$5,347,321
7/16	$5,381,522	$5,298,558	$5,482,381
8/16	$5,462,485	$5,304,274	$5,604,497
9/16	$5,490,503	$5,305,534	$5,640,755
10/16	$5,511,396	$5,270,337	$5,658,383
11/16	$5,495,085	$5,151,874	$5,636,067
12/16	$5,547,974	$5,167,178	$5,746,927
1/17	$5,593,863	$5,185,408	$5,824,098
2/17	$5,648,551	$5,225,417	$5,914,981
3/17	$5,638,068	$5,223,667	$5,902,571
4/17	$5,694,736	$5,267,009	$5,969,450
5/17	$5,733,127	$5,307,646	$6,022,768
6/17	$5,773,529	$5,303,146	$6,029,125
7/17	$5,812,163	$5,329,560	$6,098,667
8/17	$5,808,347	$5,375,542	$6,097,086
9/17	$5,851,085	$5,356,623	$6,151,863
10/17	$5,866,533	$5,363,055	$6,175,603
11/17	$5,874,496	$5,354,939	$6,159,032
12/17	$5,885,712	$5,378,546	$6,176,983
1/18	$5,907,401	$5,326,789	$6,216,589
2/18	$5,867,312	$5,276,280	$6,158,631
3/18	$5,836,137	$5,302,892	$6,120,611
4/18	$5,833,959	$5,267,509	$6,161,322
5/18	$5,810,180	$5,296,234	$6,160,393
6/18	$5,803,435	$5,288,553	$6,181,666
7/18	$5,860,288	$5,299,621	$6,250,743
8/18	$5,905,635	$5,325,731	$6,296,011
9/18	$5,930,368	$5,302,910	$6,332,597
10/18	$5,854,272	$5,258,549	$6,228,892
11/18	$5,826,417	$5,282,199	$6,172,368
12/18	$5,737,023	$5,364,842	$6,037,078
1/19	$5,940,824	$5,438,812	$6,314,358
2/19	$6,022,926	$5,444,740	$6,420,975
3/19	$6,068,998	$5,543,060	$6,483,890
4/19	$6,141,308	$5,550,818	$6,574,602
5/19	$6,112,123	$5,635,849	$6,491,035
6/19	$6,228,451	$5,715,564	$6,650,202
7/19	$6,267,553	$5,732,577	$6,684,253
8/19	$6,309,263	$5,862,290	$6,710,338
9/19	$6,346,950	$5,836,892	$6,731,611
10/19	$6,373,041	$5,855,751	$6,747,242
11/19	$6,390,882	$5,854,580	$6,765,667
12/19	$6,478,541	$5,863,304	$6,907,099
1/20	$6,484,478	$5,968,538	$6,907,393
2/20	$6,424,890	$6,057,906	$6,800,335
3/20	$5,824,844	$5,939,573	$6,000,697
4/20	$6,024,885	$6,058,552	$6,228,745
5/20	$6,234,684	$6,115,138	$6,513,625
6/20	$6,256,681	$6,166,162	$6,577,113
7/20	$6,535,198	$6,274,476	$6,891,371
8/20	$6,565,520	$6,238,296	$6,959,184
9/20	$6,515,928	$6,227,053	$6,886,638
10/20	$6,553,071	$6,204,796	$6,918,840
11/20	$6,752,488	$6,285,765	$7,195,782
12/20	$6,836,082	$6,307,471	$7,333,030
1/21	$6,856,218	$6,267,825	$7,361,096
2/21	$6,853,752	$6,186,952	$7,386,744
3/21	$6,858,806	$6,114,952	$7,399,322
4/21	$6,920,942	$6,166,371	$7,480,486
5/21	$6,928,440	$6,189,892	$7,502,077
6/21	$7,014,330	$6,235,017	$7,604,579
7/21	$7,031,182	$6,297,624	$7,631,647
8/21	$7,056,583	$6,293,421	$7,673,269
9/21	$7,041,858	$6,239,678	$7,675,843
10/21	$7,021,476	$6,234,578	$7,662,189
11/21	$6,962,330	$6,242,109	$7,583,668
12/21	$7,090,002	$6,237,900	$7,726,342
1/22	$6,900,571	$6,101,139	$7,513,950
2/22	$6,819,085	$6,017,957	$7,446,483
3/22	$6,755,854	$5,856,502	$7,377,583
4/22	$6,517,293	$5,638,069	$7,109,215
5/22	$6,518,604	$5,669,091	$7,127,014
6/22	$6,141,063	$5,555,809	$6,641,902
7/22	$6,507,421	$5,695,493	$7,041,939
8/22	$6,348,544	$5,547,431	$6,873,302
9/22	$6,099,211	$5,308,427	$6,596,869
10/22	$6,259,599	$5,250,182	$6,784,660
11/22	$6,373,111	$5,445,942	$6,911,665
12/22	$6,333,547	$5,427,445	$6,859,610
1/23	$6,555,382	$5,595,807	$7,127,792
2/23	$6,454,830	$5,458,308	$7,035,553
3/23	$6,554,613	$5,586,356	$7,114,750
4/23	$6,605,207	$5,620,482	$7,183,420
5/23	$6,528,943	$5,562,210	$7,115,215
6/23	$6,613,414	$5,553,566	$7,231,032
7/23	$6,694,163	$5,559,087	$7,334,003
8/23	$6,700,172	$5,525,611	$7,354,930
9/23	$6,626,369	$5,393,852	$7,269,390
10/23	$6,549,453	$5,312,738	$7,179,417
11/23	$6,818,916	$5,551,837	$7,505,953
12/23	$7,038,673	$5,762,497	$7,782,759
1/24	$7,044,614	$5,748,706	$7,784,202
2/24	$7,047,867	$5,679,782	$7,807,252
3/24	$7,140,118	$5,735,549	$7,900,255
4/24	$7,091,294	$5,601,518	$7,821,249
5/24	$7,176,888	$5,694,370	$7,909,994
6/24	$7,254,310	$5,746,426	$7,986,352
7/24	$7,353,335	$5,876,857	$8,143,072
8/24	$7,462,337	$5,963,370	$8,272,598
9/24	$7,528,631	$6,045,161	$8,407,785
10/24	$7,498,835	$5,907,858	$8,361,514
11/24	$7,577,874	$5,970,143	$8,457,267
12/24	$7,551,915	$5,879,976	$8,421,013
1/25	$7,635,001	$5,915,408	$8,537,300
2/25	$7,680,881	$6,037,713	$8,592,796
3/25	$7,609,484	$6,036,272	$8,500,562
4/25	$7,672,045	$6,057,592	$8,500,763
5/25	$7,772,545	$6,026,869	$8,643,722
6/25	$7,892,890	$6,120,766	$8,804,132
7/25	$7,911,314	$6,112,028	$8,839,441
8/25	$7,991,843	$6,185,444	$8,947,091
9/25	$8,029,877	$6,250,980	$9,015,404

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	6.66%	4.26%	4.85%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
ICE BofA U.S. High Yield Index	7.23%	5.53%	6.07%
Footnote	Description
Footnote[1]	Class R6 performance prior to 2/1/19 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$501,317,043
# of Portfolio Holdings	317
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$2,156,680

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.9%
Senior Floating-Rate Loans	6.3%
Short-Term Investments	7.5%
Corporate Bonds	85.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	0.9%
CCC or Lower	11.7%
B	38.1%
BB	47.3%
BBB	2.0%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments. Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CYBRX-TSR-AR

Calvert Income Fund

Class A CFICX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Income Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$91	0.89%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Credit Index (the Index):

↑ Out-of-index position in high yield corporates added meaningfully due to spreads tightening. Within investment grade, gains were supported by bottom-up security selection

↑ Out-of-index exposures to securitized credit contributed positively to excess returns, benefiting from spread tightening and total returns rivaling corporate peers

↓ An underweight to sovereign and government related debt detracted from performance, as the sector outperformed

↓ An underweight to U.S. Treasuries detracted from relative results, as U.S. yield curve steepened over the year

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Bloomberg U.S. Credit Index
9/15	$10,000	$10,000	$10,000
10/15	$9,708	$10,032	$10,047
11/15	$9,688	$9,995	$10,025
12/15	$9,627	$9,945	$9,948
1/16	$9,659	$10,055	$10,000
2/16	$9,715	$10,127	$10,084
3/16	$9,920	$10,251	$10,338
4/16	$10,039	$10,321	$10,464
5/16	$10,059	$10,329	$10,460
6/16	$10,281	$10,511	$10,698
7/16	$10,455	$10,597	$10,838
8/16	$10,484	$10,609	$10,860
9/16	$10,474	$10,611	$10,830
10/16	$10,388	$10,541	$10,737
11/16	$10,120	$10,304	$10,445
12/16	$10,167	$10,334	$10,508
1/17	$10,219	$10,371	$10,544
2/17	$10,330	$10,451	$10,661
3/17	$10,326	$10,447	$10,645
4/17	$10,431	$10,534	$10,751
5/17	$10,541	$10,615	$10,867
6/17	$10,618	$10,606	$10,895
7/17	$10,676	$10,659	$10,975
8/17	$10,734	$10,751	$11,067
9/17	$10,721	$10,713	$11,042
10/17	$10,762	$10,726	$11,079
11/17	$10,758	$10,710	$11,069
12/17	$10,835	$10,757	$11,157
1/18	$10,765	$10,654	$11,054
2/18	$10,620	$10,553	$10,886
3/18	$10,642	$10,606	$10,920
4/18	$10,538	$10,535	$10,820
5/18	$10,564	$10,592	$10,875
6/18	$10,531	$10,577	$10,824
7/18	$10,615	$10,599	$10,902
8/18	$10,647	$10,651	$10,957
9/18	$10,636	$10,606	$10,921
10/18	$10,482	$10,517	$10,768
11/18	$10,448	$10,564	$10,760
12/18	$10,471	$10,730	$10,922
1/19	$10,749	$10,878	$11,158
2/19	$10,843	$10,889	$11,182
3/19	$11,072	$11,086	$11,454
4/19	$11,158	$11,102	$11,511
5/19	$11,307	$11,272	$11,680
6/19	$11,511	$11,431	$11,944
7/19	$11,590	$11,465	$12,005
8/19	$11,911	$11,725	$12,381
9/19	$11,853	$11,674	$12,300
10/19	$11,934	$11,712	$12,370
11/19	$11,968	$11,709	$12,393
12/19	$12,015	$11,727	$12,429
1/20	$12,304	$11,937	$12,720
2/20	$12,430	$12,116	$12,893
3/20	$11,140	$11,879	$12,038
4/20	$11,537	$12,117	$12,589
5/20	$11,727	$12,230	$12,794
6/20	$12,069	$12,332	$13,027
7/20	$12,397	$12,549	$13,429
8/20	$12,402	$12,477	$13,259
9/20	$12,426	$12,454	$13,223
10/20	$12,448	$12,410	$13,193
11/20	$12,883	$12,572	$13,529
12/20	$13,006	$12,615	$13,591
1/21	$12,968	$12,536	$13,429
2/21	$12,828	$12,374	$13,196
3/21	$12,713	$12,230	$12,986
4/21	$12,858	$12,333	$13,124
5/21	$12,942	$12,380	$13,219
6/21	$13,152	$12,470	$13,418
7/21	$13,318	$12,595	$13,592
8/21	$13,313	$12,587	$13,559
9/21	$13,222	$12,479	$13,414
10/21	$13,241	$12,469	$13,444
11/21	$13,207	$12,484	$13,455
12/21	$13,227	$12,476	$13,444
1/22	$12,870	$12,202	$13,013
2/22	$12,621	$12,036	$12,767
3/22	$12,309	$11,713	$12,447
4/22	$11,765	$11,276	$11,794
5/22	$11,763	$11,338	$11,899
6/22	$11,353	$11,112	$11,588
7/22	$11,717	$11,391	$11,940
8/22	$11,440	$11,095	$11,602
9/22	$10,901	$10,617	$11,015
10/22	$10,778	$10,500	$10,901
11/22	$11,196	$10,892	$11,442
12/22	$11,168	$10,855	$11,393
1/23	$11,686	$11,192	$11,828
2/23	$11,433	$10,917	$11,472
3/23	$11,570	$11,173	$11,786
4/23	$11,584	$11,241	$11,879
5/23	$11,469	$11,124	$11,713
6/23	$11,547	$11,107	$11,750
7/23	$11,563	$11,118	$11,786
8/23	$11,511	$11,051	$11,701
9/23	$11,243	$10,788	$11,396
10/23	$11,039	$10,625	$11,194
11/23	$11,612	$11,104	$11,829
12/23	$12,122	$11,525	$12,325
1/24	$12,158	$11,497	$12,303
2/24	$12,034	$11,360	$12,126
3/24	$12,193	$11,471	$12,275
4/24	$11,928	$11,203	$11,969
5/24	$12,157	$11,389	$12,188
6/24	$12,262	$11,493	$12,269
7/24	$12,549	$11,754	$12,557
8/24	$12,746	$11,927	$12,752
9/24	$12,936	$12,090	$12,970
10/24	$12,671	$11,816	$12,656
11/24	$12,826	$11,940	$12,818
12/24	$12,671	$11,760	$12,575
1/25	$12,792	$11,831	$12,646
2/25	$13,032	$12,075	$12,903
3/25	$12,983	$12,073	$12,872
4/25	$13,045	$12,115	$12,880
5/25	$13,075	$12,054	$12,871
6/25	$13,313	$12,242	$13,107
7/25	$13,323	$12,224	$13,113
8/25	$13,492	$12,371	$13,252
9/25	$13,648	$12,502	$13,443

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	5.48%	1.89%	3.49%
Class A with 3.25% Maximum Sales Charge	2.03%	1.22%	3.16%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg U.S. Credit Index	3.65%	0.33%	3.00%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,214,965,230
# of Portfolio Holdings	420
Portfolio Turnover Rate	331%
Total Advisory Fees Paid	$3,872,874

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.9%
Senior Floating-Rate Loans	4.3%
Collateralized Mortgage Obligations	5.6%
Commercial Mortgage-Backed Securities	5.6%
U.S. Treasury Obligations	5.8%
Asset-Backed Securities	9.5%
Short-Term Investments	10.5%
U.S. Government Agency Mortgage-Backed Securities	13.0%
Corporate Bonds	43.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

AAA
AA
A
BBB
BB
B
CCC or Lower
Not Rated
Cash & Equivalents
4.0%
25.5%
10.5%
32.2%
10.0%
5.8%
1.8%
7.7%
2.5%

Value	Value
Cash & Equivalents	2.5%
Not Rated	7.7%
CCC or Lower	1.8%
B	5.8%
BB	10.0%
BBB	32.2%
A	10.5%
AA	25.5%
AAA	4.0%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CFICX-TSR-AR

Calvert Income Fund

Class C CIFCX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Income Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$168	1.64%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Credit Index (the Index):

↑ Out-of-index position in high yield corporates added meaningfully due to spreads tightening. Within investment grade, gains were supported by bottom-up security selection

↑ Out-of-index exposures to securitized credit contributed positively to excess returns, benefiting from spread tightening and total returns rivaling corporate peers

↓ An underweight to sovereign and government related debt detracted from performance, as the sector outperformed

↓ An underweight to U.S. Treasuries detracted from relative results, as U.S. yield curve steepened over the year

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	Bloomberg U.S. Credit Index
9/15	$10,000	$10,000	$10,000
10/15	$10,028	$10,032	$10,047
11/15	$10,001	$9,995	$10,025
12/15	$9,932	$9,945	$9,948
1/16	$9,958	$10,055	$10,000
2/16	$10,010	$10,127	$10,084
3/16	$10,215	$10,251	$10,338
4/16	$10,332	$10,321	$10,464
5/16	$10,346	$10,329	$10,460
6/16	$10,567	$10,511	$10,698
7/16	$10,739	$10,597	$10,838
8/16	$10,761	$10,609	$10,860
9/16	$10,744	$10,611	$10,830
10/16	$10,649	$10,541	$10,737
11/16	$10,367	$10,304	$10,445
12/16	$10,408	$10,334	$10,508
1/17	$10,455	$10,371	$10,544
2/17	$10,562	$10,451	$10,661
3/17	$10,551	$10,447	$10,645
4/17	$10,651	$10,534	$10,751
5/17	$10,756	$10,615	$10,867
6/17	$10,827	$10,606	$10,895
7/17	$10,879	$10,659	$10,975
8/17	$10,930	$10,751	$11,067
9/17	$10,909	$10,713	$11,042
10/17	$10,945	$10,726	$11,079
11/17	$10,934	$10,710	$11,069
12/17	$11,005	$10,757	$11,157
1/18	$10,926	$10,654	$11,054
2/18	$10,779	$10,553	$10,886
3/18	$10,789	$10,606	$10,920
4/18	$10,677	$10,535	$10,820
5/18	$10,696	$10,592	$10,875
6/18	$10,656	$10,577	$10,824
7/18	$10,733	$10,599	$10,902
8/18	$10,766	$10,651	$10,957
9/18	$10,741	$10,606	$10,921
10/18	$10,579	$10,517	$10,768
11/18	$10,538	$10,564	$10,760
12/18	$10,555	$10,730	$10,922
1/19	$10,829	$10,878	$11,158
2/19	$10,918	$10,889	$11,182
3/19	$11,142	$11,086	$11,454
4/19	$11,215	$11,102	$11,511
5/19	$11,364	$11,272	$11,680
6/19	$11,562	$11,431	$11,944
7/19	$11,635	$11,465	$12,005
8/19	$11,950	$11,725	$12,381
9/19	$11,884	$11,674	$12,300
10/19	$11,957	$11,712	$12,370
11/19	$11,984	$11,709	$12,393
12/19	$12,016	$11,727	$12,429
1/20	$12,305	$11,937	$12,720
2/20	$12,424	$12,116	$12,893
3/20	$11,127	$11,879	$12,038
4/20	$11,516	$12,117	$12,589
5/20	$11,691	$12,230	$12,794
6/20	$12,025	$12,332	$13,027
7/20	$12,352	$12,549	$13,429
8/20	$12,350	$12,477	$13,259
9/20	$12,366	$12,454	$13,223
10/20	$12,372	$12,410	$13,193
11/20	$12,797	$12,572	$13,529
12/20	$12,918	$12,615	$13,591
1/21	$12,865	$12,536	$13,429
2/21	$12,719	$12,374	$13,196
3/21	$12,603	$12,230	$12,986
4/21	$12,739	$12,333	$13,124
5/21	$12,807	$12,380	$13,219
6/21	$13,008	$12,470	$13,418
7/21	$13,170	$12,595	$13,592
8/21	$13,157	$12,587	$13,559
9/21	$13,052	$12,479	$13,414
10/21	$13,063	$12,469	$13,444
11/21	$13,028	$12,484	$13,455
12/21	$13,039	$12,476	$13,444
1/22	$12,679	$12,202	$13,013
2/22	$12,427	$12,036	$12,767
3/22	$12,104	$11,713	$12,447
4/22	$11,568	$11,276	$11,794
5/22	$11,552	$11,338	$11,899
6/22	$11,149	$11,112	$11,588
7/22	$11,500	$11,391	$11,940
8/22	$11,213	$11,095	$11,602
9/22	$10,677	$10,617	$11,015
10/22	$10,557	$10,500	$10,901
11/22	$10,960	$10,892	$11,442
12/22	$10,925	$10,855	$11,393
1/23	$11,425	$11,192	$11,828
2/23	$11,164	$10,917	$11,472
3/23	$11,291	$11,173	$11,786
4/23	$11,305	$11,241	$11,879
5/23	$11,186	$11,124	$11,713
6/23	$11,247	$11,107	$11,750
7/23	$11,263	$11,118	$11,786
8/23	$11,205	$11,051	$11,701
9/23	$10,938	$10,788	$11,396
10/23	$10,732	$10,625	$11,194
11/23	$11,283	$11,104	$11,829
12/23	$11,763	$11,525	$12,325
1/24	$11,798	$11,497	$12,303
2/24	$11,671	$11,360	$12,126
3/24	$11,818	$11,471	$12,275
4/24	$11,546	$11,203	$11,969
5/24	$11,768	$11,389	$12,188
6/24	$11,862	$11,493	$12,269
7/24	$12,125	$11,754	$12,557
8/24	$12,316	$11,927	$12,752
9/24	$12,492	$12,090	$12,970
10/24	$12,220	$11,816	$12,656
11/24	$12,362	$11,940	$12,818
12/24	$12,212	$11,760	$12,575
1/25	$12,321	$11,831	$12,646
2/25	$12,537	$12,075	$12,903
3/25	$12,482	$12,073	$12,872
4/25	$12,534	$12,115	$12,880
5/25	$12,555	$12,054	$12,871
6/25	$12,776	$12,242	$13,107
7/25	$12,777	$12,224	$13,113
8/25	$12,940	$12,371	$13,252
9/25	$13,274	$12,502	$13,443

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	4.63%	1.11%	2.87%
Class C, with 1% Maximum Contingent Deferred Sales Charge and conversion to Class A after 8 years	3.63%	1.11%	2.87%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg U.S. Credit Index	3.65%	0.33%	3.00%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,214,965,230
# of Portfolio Holdings	420
Portfolio Turnover Rate	331%
Total Advisory Fees Paid	$3,872,874

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.9%
Senior Floating-Rate Loans	4.3%
Collateralized Mortgage Obligations	5.6%
Commercial Mortgage-Backed Securities	5.6%
U.S. Treasury Obligations	5.8%
Asset-Backed Securities	9.5%
Short-Term Investments	10.5%
U.S. Government Agency Mortgage-Backed Securities	13.0%
Corporate Bonds	43.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash & Equivalents	2.5%
Not Rated	7.7%
CCC or Lower	1.8%
B	5.8%
BB	10.0%
BBB	32.2%
A	10.5%
AA	25.5%
AAA	4.0%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CIFCX-TSR-AR

Calvert Income Fund

Class I CINCX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Income Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$66	0.64%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Credit Index (the Index):

↑ Out-of-index position in high yield corporates added meaningfully due to spreads tightening. Within investment grade, gains were supported by bottom-up security selection

↑ Out-of-index exposures to securitized credit contributed positively to excess returns, benefiting from spread tightening and total returns rivaling corporate peers

↓ An underweight to sovereign and government related debt detracted from performance, as the sector outperformed

↓ An underweight to U.S. Treasuries detracted from relative results, as U.S. yield curve steepened over the year

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Bloomberg U.S. Credit Index
9/15	$1,000,000	$1,000,000	$1,000,000
12/15	$996,481	$994,545	$994,832
3/16	$1,027,772	$1,025,077	$1,033,818
6/16	$1,066,180	$1,051,051	$1,069,831
9/16	$1,087,025	$1,061,107	$1,082,995
12/16	$1,055,634	$1,033,436	$1,050,827
3/17	$1,073,828	$1,044,733	$1,064,456
6/17	$1,104,519	$1,060,629	$1,089,500
9/17	$1,117,003	$1,071,325	$1,104,189
12/17	$1,129,612	$1,075,709	$1,115,746
3/18	$1,110,924	$1,060,578	$1,091,997
6/18	$1,100,115	$1,057,711	$1,082,422
9/18	$1,111,694	$1,060,582	$1,092,053
12/18	$1,095,881	$1,072,968	$1,092,208
3/19	$1,159,086	$1,108,612	$1,145,447
6/19	$1,205,678	$1,143,113	$1,194,369
9/19	$1,243,015	$1,167,378	$1,229,974
12/19	$1,259,991	$1,172,661	$1,242,891
3/20	$1,169,233	$1,187,915	$1,203,816
6/20	$1,267,254	$1,233,232	$1,302,746
9/20	$1,305,524	$1,245,411	$1,322,271
12/20	$1,367,917	$1,261,494	$1,359,112
3/21	$1,337,244	$1,222,990	$1,298,618
6/21	$1,384,271	$1,247,003	$1,341,763
9/21	$1,392,499	$1,247,936	$1,341,424
12/21	$1,393,915	$1,247,580	$1,344,426
3/22	$1,297,427	$1,171,300	$1,244,657
6/22	$1,198,389	$1,111,162	$1,158,807
9/22	$1,150,762	$1,061,685	$1,101,463
12/22	$1,179,672	$1,085,489	$1,139,311
3/23	$1,222,846	$1,117,271	$1,178,620
6/23	$1,221,175	$1,110,713	$1,174,966
9/23	$1,189,915	$1,078,770	$1,139,630
12/23	$1,283,537	$1,152,499	$1,232,523
3/24	$1,292,769	$1,147,110	$1,227,479
6/24	$1,300,863	$1,149,285	$1,226,871
9/24	$1,373,141	$1,209,032	$1,296,958
12/24	$1,345,068	$1,175,995	$1,257,535
3/25	$1,378,940	$1,207,254	$1,287,247
6/25	$1,414,841	$1,224,153	$1,310,652
9/25	$1,450,964	$1,250,196	$1,344,289

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	5.67%	2.13%	3.79%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg U.S. Credit Index	3.65%	0.33%	3.00%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,214,965,230
# of Portfolio Holdings	420
Portfolio Turnover Rate	331%
Total Advisory Fees Paid	$3,872,874

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.9%
Senior Floating-Rate Loans	4.3%
Collateralized Mortgage Obligations	5.6%
Commercial Mortgage-Backed Securities	5.6%
U.S. Treasury Obligations	5.8%
Asset-Backed Securities	9.5%
Short-Term Investments	10.5%
U.S. Government Agency Mortgage-Backed Securities	13.0%
Corporate Bonds	43.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash & Equivalents	2.5%
Not Rated	7.7%
CCC or Lower	1.8%
B	5.8%
BB	10.0%
BBB	32.2%
A	10.5%
AA	25.5%
AAA	4.0%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CINCX-TSR-AR

Calvert Income Fund

Class R6 CINRX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Income Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$60	0.58%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Credit Index (the Index):

↑ Out-of-index position in high yield corporates added meaningfully due to spreads tightening. Within investment grade, gains were supported by bottom-up security selection

↑ Out-of-index exposures to securitized credit contributed positively to excess returns, benefiting from spread tightening and total returns rivaling corporate peers

↓ An underweight to sovereign and government related debt detracted from performance, as the sector outperformed

↓ An underweight to U.S. Treasuries detracted from relative results, as U.S. yield curve steepened over the year

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	Bloomberg U.S. Credit Index
9/15	$5,000,000	$5,000,000	$5,000,000
10/15	$5,019,752	$5,015,983	$5,023,510
11/15	$5,008,709	$4,997,691	$5,012,544
12/15	$4,982,404	$4,972,724	$4,974,161
1/16	$5,000,530	$5,027,618	$5,000,213
2/16	$5,028,083	$5,063,331	$5,041,990
3/16	$5,138,862	$5,125,385	$5,169,090
4/16	$5,202,345	$5,160,305	$5,232,211
5/16	$5,211,095	$5,164,336	$5,229,939
6/16	$5,330,900	$5,255,253	$5,349,155
7/16	$5,419,393	$5,298,558	$5,419,235
8/16	$5,438,744	$5,304,274	$5,429,911
9/16	$5,435,127	$5,305,534	$5,414,975
10/16	$5,389,156	$5,270,337	$5,368,745
11/16	$5,255,447	$5,151,874	$5,222,349
12/16	$5,278,170	$5,167,178	$5,254,134
1/17	$5,307,140	$5,185,408	$5,271,811
2/17	$5,369,564	$5,225,417	$5,330,340
3/17	$5,369,141	$5,223,667	$5,322,279
4/17	$5,421,888	$5,267,009	$5,375,499
5/17	$5,484,156	$5,307,646	$5,433,298
6/17	$5,522,593	$5,303,146	$5,447,499
7/17	$5,558,190	$5,329,560	$5,487,365
8/17	$5,590,116	$5,375,542	$5,533,278
9/17	$5,585,017	$5,356,623	$5,520,947
10/17	$5,607,559	$5,363,055	$5,539,642
11/17	$5,607,032	$5,354,939	$5,534,638
12/17	$5,648,060	$5,378,546	$5,578,729
1/18	$5,616,406	$5,326,789	$5,526,939
2/18	$5,541,978	$5,276,280	$5,443,220
3/18	$5,554,618	$5,302,892	$5,459,984
4/18	$5,501,866	$5,267,509	$5,410,209
5/18	$5,512,994	$5,296,234	$5,437,509
6/18	$5,500,575	$5,288,553	$5,412,110
7/18	$5,545,236	$5,299,621	$5,450,931
8/18	$5,563,593	$5,325,731	$5,478,728
9/18	$5,558,472	$5,302,910	$5,460,264
10/18	$5,479,765	$5,258,549	$5,383,807
11/18	$5,462,945	$5,282,199	$5,380,160
12/18	$5,479,406	$5,364,842	$5,461,039
1/19	$5,624,771	$5,438,812	$5,579,067
2/19	$5,674,812	$5,444,740	$5,591,067
3/19	$5,795,432	$5,543,060	$5,727,237
4/19	$5,841,844	$5,550,818	$5,755,351
5/19	$5,920,743	$5,635,849	$5,839,896
6/19	$6,028,391	$5,715,564	$5,971,846
7/19	$6,071,296	$5,732,577	$6,002,653
8/19	$6,244,087	$5,862,290	$6,190,330
9/19	$6,215,076	$5,836,892	$6,149,868
10/19	$6,258,585	$5,855,751	$6,184,901
11/19	$6,277,786	$5,854,580	$6,196,629
12/19	$6,299,954	$5,863,304	$6,214,456
1/20	$6,456,101	$5,968,538	$6,359,833
2/20	$6,523,335	$6,057,906	$6,446,323
3/20	$5,846,165	$5,939,573	$6,019,080
4/20	$6,055,077	$6,058,552	$6,294,532
5/20	$6,155,682	$6,115,138	$6,396,855
6/20	$6,336,271	$6,166,162	$6,513,732
7/20	$6,509,661	$6,274,476	$6,714,609
8/20	$6,513,783	$6,238,296	$6,629,551
9/20	$6,527,618	$6,227,053	$6,611,353
10/20	$6,540,359	$6,204,796	$6,596,725
11/20	$6,770,085	$6,285,765	$6,764,669
12/20	$6,839,587	$6,307,471	$6,795,562
1/21	$6,817,546	$6,267,825	$6,714,693
2/21	$6,745,564	$6,186,952	$6,598,182
3/21	$6,686,221	$6,114,952	$6,493,090
4/21	$6,767,438	$6,166,371	$6,562,073
5/21	$6,809,437	$6,189,892	$6,609,413
6/21	$6,921,354	$6,235,017	$6,708,813
7/21	$7,009,790	$6,297,624	$6,795,989
8/21	$7,012,382	$6,293,421	$6,779,652
9/21	$6,962,497	$6,239,678	$6,707,120
10/21	$6,974,064	$6,234,578	$6,721,757
11/21	$6,957,463	$6,242,109	$6,727,409
12/21	$6,969,576	$6,237,900	$6,722,130
1/22	$6,783,345	$6,101,139	$6,506,517
2/22	$6,653,904	$6,017,957	$6,383,708
3/22	$6,487,133	$5,856,502	$6,223,287
4/22	$6,206,173	$5,638,069	$5,897,137
5/22	$6,202,642	$5,669,091	$5,949,381
6/22	$5,991,943	$5,555,809	$5,794,033
7/22	$6,185,197	$5,695,493	$5,969,973
8/22	$6,036,616	$5,547,431	$5,801,199
9/22	$5,753,808	$5,308,427	$5,507,313
10/22	$5,690,640	$5,250,182	$5,450,471
11/22	$5,911,661	$5,445,942	$5,721,229
12/22	$5,898,359	$5,427,445	$5,696,553
1/23	$6,176,696	$5,595,807	$5,913,818
2/23	$6,041,340	$5,458,308	$5,735,872
3/23	$6,114,873	$5,586,356	$5,893,099
4/23	$6,127,810	$5,620,482	$5,939,417
5/23	$6,069,138	$5,562,210	$5,856,714
6/23	$6,107,452	$5,553,566	$5,874,832
7/23	$6,121,946	$5,559,087	$5,892,808
8/23	$6,095,755	$5,525,611	$5,850,352
9/23	$5,951,784	$5,393,852	$5,698,152
10/23	$5,845,158	$5,312,738	$5,596,875
11/23	$6,153,883	$5,551,837	$5,914,513
12/23	$6,420,697	$5,762,497	$6,162,615
1/24	$6,445,609	$5,748,706	$6,151,602
2/24	$6,382,021	$5,679,782	$6,062,875
3/24	$6,467,860	$5,735,549	$6,137,397
4/24	$6,324,956	$5,601,518	$5,984,706
5/24	$6,452,364	$5,694,370	$6,093,823
6/24	$6,509,395	$5,746,426	$6,134,357
7/24	$6,658,988	$5,876,857	$6,278,376
8/24	$6,769,570	$5,963,370	$6,375,951
9/24	$6,872,045	$6,045,161	$6,484,788
10/24	$6,733,564	$5,907,858	$6,328,219
11/24	$6,812,996	$5,970,143	$6,408,756
12/24	$6,736,980	$5,879,976	$6,287,674
1/25	$6,802,970	$5,915,408	$6,323,010
2/25	$6,932,077	$6,037,713	$6,451,682
3/25	$6,903,266	$6,036,272	$6,436,233
4/25	$6,938,312	$6,057,592	$6,440,243
5/25	$6,960,557	$6,026,869	$6,435,508
6/25	$7,084,044	$6,120,766	$6,553,261
7/25	$7,095,997	$6,112,028	$6,556,710
8/25	$7,187,806	$6,185,444	$6,625,892
9/25	$7,266,057	$6,250,980	$6,721,446

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class R6	5.73%	2.17%	3.81%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg U.S. Credit Index	3.65%	0.33%	3.00%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,214,965,230
# of Portfolio Holdings	420
Portfolio Turnover Rate	331%
Total Advisory Fees Paid	$3,872,874

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.9%
Senior Floating-Rate Loans	4.3%
Collateralized Mortgage Obligations	5.6%
Commercial Mortgage-Backed Securities	5.6%
U.S. Treasury Obligations	5.8%
Asset-Backed Securities	9.5%
Short-Term Investments	10.5%
U.S. Government Agency Mortgage-Backed Securities	13.0%
Corporate Bonds	43.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash & Equivalents	2.5%
Not Rated	7.7%
CCC or Lower	1.8%
B	5.8%
BB	10.0%
BBB	32.2%
A	10.5%
AA	25.5%
AAA	4.0%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CINRX-TSR-AR

Calvert Core Bond Fund

Class A CLDAX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Core Bond Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$73	0.72%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ An out of index position in high yield corporates contributed to returns as spread tightened. Security selection in and an overweight to financials in investment grade also helped

↑ Overweight in securitized credit added meaningfully to excess returns through both sector allocation and security selection

↑ Agency mortgage-backed exposures also contributed positively, supported by an overweight stance and effective security selection

↓ An underweight to U.S. Treasuries detracted from relative results, as the sector performed well and the portfolio did not fully participate in the rally

↓ An underweight to sovereign debt detracted from performance, as the sector outperformed and the portfolio’s lower exposure missed those gains

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
9/15	$10,000	$10,000	$10,000
10/15	$9,714	$10,032	$10,002
11/15	$9,655	$9,995	$9,975
12/15	$9,602	$9,945	$9,943
1/16	$9,767	$10,055	$10,080
2/16	$9,922	$10,127	$10,151
3/16	$10,184	$10,251	$10,244
4/16	$10,298	$10,321	$10,284
5/16	$10,321	$10,329	$10,286
6/16	$10,734	$10,511	$10,471
7/16	$11,001	$10,597	$10,537
8/16	$11,002	$10,609	$10,525
9/16	$10,933	$10,611	$10,519
10/16	$10,694	$10,541	$10,439
11/16	$10,192	$10,304	$10,192
12/16	$10,253	$10,334	$10,206
1/17	$10,277	$10,371	$10,226
2/17	$10,464	$10,451	$10,295
3/17	$10,423	$10,447	$10,290
4/17	$10,573	$10,534	$10,369
5/17	$10,773	$10,615	$10,449
6/17	$10,877	$10,606	$10,438
7/17	$10,930	$10,659	$10,483
8/17	$11,071	$10,751	$10,577
9/17	$11,001	$10,713	$10,527
10/17	$11,038	$10,726	$10,533
11/17	$11,056	$10,710	$10,519
12/17	$11,224	$10,757	$10,568
1/18	$11,072	$10,654	$10,446
2/18	$10,792	$10,553	$10,347
3/18	$10,862	$10,606	$10,413
4/18	$10,678	$10,535	$10,336
5/18	$10,726	$10,592	$10,410
6/18	$10,663	$10,577	$10,397
7/18	$10,737	$10,599	$10,399
8/18	$10,792	$10,651	$10,466
9/18	$10,690	$10,606	$10,399
10/18	$10,379	$10,517	$10,317
11/18	$10,362	$10,564	$10,378
12/18	$10,581	$10,730	$10,569
1/19	$10,898	$10,878	$10,681
2/19	$10,924	$10,889	$10,675
3/19	$11,375	$11,086	$10,880
4/19	$11,427	$11,102	$10,883
5/19	$11,765	$11,272	$11,076
6/19	$12,083	$11,431	$11,215
7/19	$12,195	$11,465	$11,240
8/19	$12,883	$11,725	$11,531
9/19	$12,700	$11,674	$11,470
10/19	$12,772	$11,712	$11,504
11/19	$12,816	$11,709	$11,498
12/19	$12,777	$11,727	$11,490
1/20	$13,341	$11,937	$11,711
2/20	$13,644	$12,116	$11,922
3/20	$12,553	$11,879	$11,852
4/20	$13,295	$12,117	$12,063
5/20	$13,411	$12,230	$12,119
6/20	$13,803	$12,332	$12,195
7/20	$14,463	$12,549	$12,377
8/20	$14,129	$12,477	$12,277
9/20	$14,123	$12,454	$12,271
10/20	$14,002	$12,410	$12,216
11/20	$14,572	$12,572	$12,336
12/20	$14,637	$12,615	$12,353
1/21	$14,392	$12,536	$12,264
2/21	$14,236	$12,374	$12,087
3/21	$14,101	$12,230	$11,936
4/21	$14,210	$12,333	$12,030
5/21	$14,254	$12,380	$12,070
6/21	$14,356	$12,470	$12,155
7/21	$14,495	$12,595	$12,290
8/21	$14,472	$12,587	$12,267
9/21	$14,375	$12,479	$12,161
10/21	$14,352	$12,469	$12,157
11/21	$14,332	$12,484	$12,193
12/21	$14,300	$12,476	$12,162
1/22	$13,991	$12,202	$11,900
2/22	$13,797	$12,036	$11,767
3/22	$13,410	$11,713	$11,441
4/22	$12,960	$11,276	$11,006
5/22	$13,009	$11,338	$11,077
6/22	$12,797	$11,112	$10,904
7/22	$13,062	$11,391	$11,170
8/22	$12,750	$11,095	$10,854
9/22	$12,250	$10,617	$10,385
10/22	$12,074	$10,500	$10,251
11/22	$12,475	$10,892	$10,628
12/22	$12,421	$10,855	$10,580
1/23	$12,828	$11,192	$10,905
2/23	$12,546	$10,917	$10,623
3/23	$12,830	$11,173	$10,893
4/23	$12,908	$11,241	$10,959
5/23	$12,756	$11,124	$10,840
6/23	$12,707	$11,107	$10,801
7/23	$12,709	$11,118	$10,794
8/23	$12,641	$11,051	$10,725
9/23	$12,344	$10,788	$10,452
10/23	$12,162	$10,625	$10,287
11/23	$12,682	$11,104	$10,753
12/23	$13,140	$11,525	$11,165
1/24	$13,162	$11,497	$11,134
2/24	$12,954	$11,360	$10,977
3/24	$13,067	$11,471	$11,078
4/24	$12,749	$11,203	$10,798
5/24	$12,974	$11,389	$10,982
6/24	$13,090	$11,493	$11,085
7/24	$13,385	$11,754	$11,344
8/24	$13,579	$11,927	$11,507
9/24	$13,758	$12,090	$11,661
10/24	$13,416	$11,816	$11,372
11/24	$13,560	$11,940	$11,493
12/24	$13,370	$11,760	$11,304
1/25	$13,453	$11,831	$11,364
2/25	$13,735	$12,075	$11,614
3/25	$13,725	$12,073	$11,619
4/25	$13,782	$12,115	$11,664
5/25	$13,684	$12,054	$11,581
6/25	$13,908	$12,242	$11,759
7/25	$13,878	$12,224	$11,728
8/25	$14,068	$12,371	$11,868
9/25	$14,186	$12,502	$11,998

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class A	3.13%	0.09%	3.90%
Class A with 3.25% Maximum Sales Charge	(0.20)%	(0.56)%	3.56%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
Footnote	Description
Footnote[1]	Performance prior to February 1, 2021 reflects the Fund's performance under its former investment objective and principal investment strategies. Please see the Fund's prospectus for further information.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,164,456,252
# of Portfolio Holdings	383
Portfolio Turnover Rate	421%
Total Advisory Fees Paid	$2,435,661

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.2%
Collateralized Mortgage Obligations	3.9%
Short-Term Investments	7.7%
Commercial Mortgage-Backed Securities	8.1%
Asset-Backed Securities	12.6%
U.S. Treasury Obligations	17.9%
Corporate Bonds	23.9%
U.S. Government Agency Mortgage-Backed Securities	24.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

AAA
15.2%
AA
55.8%
A
13.8%
BBB
14.3%
BB
0.5%
B
0.7%
Not Rated
1.2%
Cash and Equivalents
(1.5%)

Value	Value
Cash and Equivalents	(1.5%)
Not Rated	1.2%
B	0.7%
BB	0.5%
BBB	14.3%
A	13.8%
AA	55.8%
AAA	15.2%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CLDAX-TSR-AR

Calvert Core Bond Fund

Class I CLDIX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Core Bond Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$48	0.47%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ An out of index position in high yield corporates contributed to returns as spread tightened. Security selection in and an overweight to financials in investment grade also helped

↑ Overweight in securitized credit added meaningfully to excess returns through both sector allocation and security selection

↑ Agency mortgage-backed exposures also contributed positively, supported by an overweight stance and effective security selection

↓ An underweight to U.S. Treasuries detracted from relative results, as the sector performed well and the portfolio did not fully participate in the rally

↓ An underweight to sovereign debt detracted from performance, as the sector outperformed and the portfolio’s lower exposure missed those gains

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
9/15	$1,000,000	$1,000,000	$1,000,000
12/15	$994,741	$994,545	$994,300
3/16	$1,056,571	$1,025,077	$1,024,447
6/16	$1,115,053	$1,051,051	$1,047,126
9/16	$1,136,481	$1,061,107	$1,051,924
12/16	$1,067,339	$1,033,436	$1,020,624
3/17	$1,086,878	$1,044,733	$1,028,960
6/17	$1,135,465	$1,060,629	$1,043,830
9/17	$1,149,746	$1,071,325	$1,052,687
12/17	$1,173,198	$1,075,709	$1,056,773
3/18	$1,136,712	$1,060,578	$1,041,335
6/18	$1,116,636	$1,057,711	$1,039,687
9/18	$1,120,170	$1,060,582	$1,039,886
12/18	$1,110,785	$1,072,968	$1,056,893
3/19	$1,194,694	$1,108,612	$1,087,996
6/19	$1,269,772	$1,143,113	$1,121,502
9/19	$1,334,593	$1,167,378	$1,146,952
12/19	$1,343,563	$1,172,661	$1,149,019
3/20	$1,320,805	$1,187,915	$1,185,194
6/20	$1,453,121	$1,233,232	$1,219,513
9/20	$1,488,415	$1,245,411	$1,227,065
12/20	$1,543,496	$1,261,494	$1,235,272
3/21	$1,487,237	$1,222,990	$1,193,612
6/21	$1,515,792	$1,247,003	$1,215,453
9/21	$1,518,073	$1,247,936	$1,216,082
12/21	$1,511,198	$1,247,580	$1,216,223
3/22	$1,418,925	$1,171,300	$1,144,053
6/22	$1,355,005	$1,111,162	$1,090,356
9/22	$1,297,243	$1,061,685	$1,038,538
12/22	$1,316,085	$1,085,489	$1,057,991
3/23	$1,361,123	$1,117,271	$1,089,329
6/23	$1,348,050	$1,110,713	$1,080,132
9/23	$1,311,338	$1,078,770	$1,045,231
12/23	$1,395,697	$1,152,499	$1,116,486
3/24	$1,389,761	$1,147,110	$1,107,825
6/24	$1,392,161	$1,149,285	$1,108,546
9/24	$1,464,017	$1,209,032	$1,166,148
12/24	$1,423,691	$1,175,995	$1,130,445
3/25	$1,462,354	$1,207,254	$1,161,883
6/25	$1,482,754	$1,224,153	$1,175,904
9/25	$1,513,660	$1,250,196	$1,199,777

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	3.39%	0.34%	4.23%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
Footnote	Description
Footnote[1]	Performance prior to February 1, 2021 reflects the Fund's performance under its former investment objective and principal investment strategies. Please see the Fund's prospectus for further information.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,164,456,252
# of Portfolio Holdings	383
Portfolio Turnover Rate	421%
Total Advisory Fees Paid	$2,435,661

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.2%
Collateralized Mortgage Obligations	3.9%
Short-Term Investments	7.7%
Commercial Mortgage-Backed Securities	8.1%
Asset-Backed Securities	12.6%
U.S. Treasury Obligations	17.9%
Corporate Bonds	23.9%
U.S. Government Agency Mortgage-Backed Securities	24.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash and Equivalents	(1.5%)
Not Rated	1.2%
B	0.7%
BB	0.5%
BBB	14.3%
A	13.8%
AA	55.8%
AAA	15.2%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CLDIX-TSR-AR

Calvert Core Bond Fund

Class R6 CLDRX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Core Bond Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$45	0.44%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ An out of index position in high yield corporates contributed to returns as spread tightened. Security selection in and an overweight to financials in investment grade also helped

↑ Overweight in securitized credit added meaningfully to excess returns through both sector allocation and security selection

↑ Agency mortgage-backed exposures also contributed positively, supported by an overweight stance and effective security selection

↓ An underweight to U.S. Treasuries detracted from relative results, as the sector performed well and the portfolio did not fully participate in the rally

↓ An underweight to sovereign debt detracted from performance, as the sector outperformed and the portfolio’s lower exposure missed those gains

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
9/15	$5,000,000	$5,000,000	$5,000,000
10/15	$5,023,346	$5,015,983	$5,000,830
11/15	$4,998,412	$4,997,691	$4,987,619
12/15	$4,973,704	$4,972,724	$4,971,501
1/16	$5,061,872	$5,027,618	$5,039,915
2/16	$5,144,460	$5,063,331	$5,075,667
3/16	$5,282,856	$5,125,385	$5,122,237
4/16	$5,344,254	$5,160,305	$5,141,898
5/16	$5,358,541	$5,164,336	$5,143,217
6/16	$5,575,267	$5,255,253	$5,235,629
7/16	$5,713,305	$5,298,558	$5,268,730
8/16	$5,719,353	$5,304,274	$5,262,705
9/16	$5,682,406	$5,305,534	$5,259,622
10/16	$5,560,671	$5,270,337	$5,219,391
11/16	$5,302,358	$5,151,874	$5,095,933
12/16	$5,336,695	$5,167,178	$5,103,121
1/17	$5,351,057	$5,185,408	$5,113,134
2/17	$5,453,792	$5,225,417	$5,147,499
3/17	$5,434,388	$5,223,667	$5,144,800
4/17	$5,514,539	$5,267,009	$5,184,502
5/17	$5,617,550	$5,307,646	$5,224,408
6/17	$5,677,323	$5,303,146	$5,219,150
7/17	$5,703,704	$5,329,560	$5,241,609
8/17	$5,783,139	$5,375,542	$5,288,625
9/17	$5,748,732	$5,356,623	$5,263,436
10/17	$5,765,718	$5,363,055	$5,266,485
11/17	$5,776,531	$5,354,939	$5,259,725
12/17	$5,865,992	$5,378,546	$5,283,865
1/18	$5,791,346	$5,326,789	$5,223,011
2/18	$5,642,410	$5,276,280	$5,173,500
3/18	$5,683,559	$5,302,892	$5,206,677
4/18	$5,588,579	$5,267,509	$5,167,953
5/18	$5,614,924	$5,296,234	$5,204,836
6/18	$5,583,179	$5,288,553	$5,198,434
7/18	$5,623,310	$5,299,621	$5,199,670
8/18	$5,656,484	$5,325,731	$5,233,128
9/18	$5,600,849	$5,302,910	$5,199,429
10/18	$5,442,520	$5,258,549	$5,158,341
11/18	$5,434,806	$5,282,199	$5,189,134
12/18	$5,553,926	$5,364,842	$5,284,465
1/19	$5,717,535	$5,438,812	$5,340,583
2/19	$5,735,941	$5,444,740	$5,337,489
3/19	$5,973,468	$5,543,060	$5,439,979
4/19	$6,002,338	$5,550,818	$5,441,371
5/19	$6,177,292	$5,635,849	$5,537,964
6/19	$6,348,858	$5,715,564	$5,607,511
7/19	$6,405,505	$5,732,577	$5,619,845
8/19	$6,767,689	$5,862,290	$5,765,465
9/19	$6,672,966	$5,836,892	$5,734,758
10/19	$6,712,086	$5,855,751	$5,752,032
11/19	$6,736,561	$5,854,580	$5,749,103
12/19	$6,717,815	$5,863,304	$5,745,096
1/20	$7,015,135	$5,968,538	$5,855,658
2/20	$7,176,013	$6,057,906	$5,961,051
3/20	$6,604,025	$5,939,573	$5,925,972
4/20	$6,995,266	$6,058,552	$6,031,313
5/20	$7,057,838	$6,115,138	$6,059,394
6/20	$7,265,606	$6,166,162	$6,097,563
7/20	$7,614,208	$6,274,476	$6,188,643
8/20	$7,443,758	$6,238,296	$6,138,689
9/20	$7,442,074	$6,227,053	$6,135,324
10/20	$7,380,318	$6,204,796	$6,107,928
11/20	$7,681,644	$6,285,765	$6,167,861
12/20	$7,717,478	$6,307,471	$6,176,360
1/21	$7,590,179	$6,267,825	$6,132,076
2/21	$7,505,615	$6,186,952	$6,043,526
3/21	$7,436,186	$6,114,952	$5,968,062
4/21	$7,498,846	$6,166,371	$6,015,209
5/21	$7,519,726	$6,189,892	$6,034,862
6/21	$7,578,960	$6,235,017	$6,077,263
7/21	$7,653,706	$6,297,624	$6,145,213
8/21	$7,643,742	$6,293,421	$6,133,513
9/21	$7,590,367	$6,239,678	$6,080,410
10/21	$7,584,148	$6,234,578	$6,078,733
11/21	$7,574,900	$6,242,109	$6,096,717
12/21	$7,555,988	$6,237,900	$6,081,117
1/22	$7,398,132	$6,101,139	$5,950,105
2/22	$7,297,532	$6,017,957	$5,883,724
3/22	$7,094,626	$5,856,502	$5,720,263
4/22	$6,858,081	$5,638,069	$5,503,190
5/22	$6,881,470	$5,669,091	$5,538,673
6/22	$6,775,025	$5,555,809	$5,451,782
7/22	$6,912,412	$5,695,493	$5,584,994
8/22	$6,748,831	$5,547,431	$5,427,181
9/22	$6,486,217	$5,308,427	$5,192,692
10/22	$6,394,235	$5,250,182	$5,125,435
11/22	$6,607,498	$5,445,942	$5,313,926
12/22	$6,580,424	$5,427,445	$5,289,956
1/23	$6,801,369	$5,595,807	$5,452,697
2/23	$6,649,264	$5,458,308	$5,311,715
3/23	$6,805,615	$5,586,356	$5,446,646
4/23	$6,844,171	$5,620,482	$5,479,656
5/23	$6,764,740	$5,562,210	$5,419,990
6/23	$6,740,251	$5,553,566	$5,400,659
7/23	$6,738,973	$5,559,087	$5,396,894
8/23	$6,708,388	$5,525,611	$5,362,423
9/23	$6,552,818	$5,393,852	$5,226,154
10/23	$6,457,633	$5,312,738	$5,143,679
11/23	$6,735,057	$5,551,837	$5,376,617
12/23	$6,979,434	$5,762,497	$5,582,429
1/24	$6,992,913	$5,748,706	$5,567,099
2/24	$6,884,118	$5,679,782	$5,488,446
3/24	$6,945,846	$5,735,549	$5,539,125
4/24	$6,778,713	$5,601,518	$5,399,215
5/24	$6,899,564	$5,694,370	$5,490,750
6/24	$6,962,768	$5,746,426	$5,542,732
7/24	$7,121,037	$5,876,857	$5,672,194
8/24	$7,221,807	$5,963,370	$5,753,703
9/24	$7,318,187	$6,045,161	$5,830,741
10/24	$7,143,118	$5,907,858	$5,686,145
11/24	$7,220,984	$5,970,143	$5,746,264
12/24	$7,121,526	$5,879,976	$5,652,223
1/25	$7,167,888	$5,915,408	$5,682,209
2/25	$7,319,335	$6,037,713	$5,807,227
3/25	$7,315,452	$6,036,272	$5,809,413
4/25	$7,343,426	$6,057,592	$5,832,244
5/25	$7,297,230	$6,026,869	$5,790,485
6/25	$7,418,207	$6,120,766	$5,879,521
7/25	$7,404,258	$6,112,028	$5,864,013
8/25	$7,507,529	$6,185,444	$5,934,149
9/25	$7,573,400	$6,250,980	$5,998,884

Average Annual Total Returns (%)Footnote Reference1,Footnote Reference2

Fund	1 Year	5 Years	10 Years
Class R6	3.49%	0.35%	4.24%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
Footnote	Description
Footnote[1]	Performance prior to February 1, 2021 reflects the Fund's performance under its former investment objective and principal investment strategies. Please see the Fund's prospectus for further information.
Footnote[2]	Class R6 performance prior to 6/30/23 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,164,456,252
# of Portfolio Holdings	383
Portfolio Turnover Rate	421%
Total Advisory Fees Paid	$2,435,661

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.2%
Collateralized Mortgage Obligations	3.9%
Short-Term Investments	7.7%
Commercial Mortgage-Backed Securities	8.1%
Asset-Backed Securities	12.6%
U.S. Treasury Obligations	17.9%
Corporate Bonds	23.9%
U.S. Government Agency Mortgage-Backed Securities	24.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash and Equivalents	(1.5%)
Not Rated	1.2%
B	0.7%
BB	0.5%
BBB	14.3%
A	13.8%
AA	55.8%
AAA	15.2%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CLDRX-TSR-AR

Calvert Mortgage Access Fund

Class A CMMAX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Mortgage Access Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$180	1.76%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Mortgage Backed Securities Index (the Index):

↑ An allocation to non-agency mortgage-backed securities ― particularly MBS for borrowers not qualified for traditional government mortgage programs ― contributed to performance

↑ An allocation to agency mortgage-backed securities composed of loans originated by state housing finance authorities (HFAs) contributed to relative returns

↑ An allocation to fixed-rate collateralized mortgage obligations aided Fund performance as a result of price appreciation and higher coupon income

↓ The Fund’s use of interest-rate hedges ― such as through U.S. Treasury futures ― detracted from Index-relative performance during the period

↓ A small allocation to interest-only securities weighed on Index-relative returns during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Bloomberg U.S. Mortgage Backed Securties Index
5/22	$9,694	$10,055	$10,111
6/22	$9,684	$9,854	$9,949
7/22	$9,741	$10,102	$10,269
8/22	$9,698	$9,839	$9,917
9/22	$9,446	$9,415	$9,416
10/22	$9,403	$9,312	$9,282
11/22	$9,647	$9,659	$9,661
12/22	$9,658	$9,626	$9,618
1/23	$9,876	$9,925	$9,935
2/23	$9,750	$9,681	$9,673
3/23	$9,995	$9,908	$9,861
4/23	$10,039	$9,969	$9,912
5/23	$9,962	$9,865	$9,839
6/23	$9,915	$9,850	$9,797
7/23	$9,919	$9,860	$9,790
8/23	$9,903	$9,801	$9,710
9/23	$9,704	$9,567	$9,400
10/23	$9,524	$9,423	$9,206
11/23	$9,984	$9,847	$9,686
12/23	$10,309	$10,221	$10,103
1/24	$10,334	$10,196	$10,057
2/24	$10,087	$10,074	$9,893
3/24	$10,175	$10,173	$9,998
4/24	$9,883	$9,935	$9,695
5/24	$10,142	$10,100	$9,889
6/24	$10,285	$10,192	$10,005
7/24	$10,580	$10,424	$10,268
8/24	$10,777	$10,577	$10,434
9/24	$10,870	$10,722	$10,558
10/24	$10,521	$10,479	$10,259
11/24	$10,644	$10,589	$10,396
12/24	$10,559	$10,429	$10,225
1/25	$10,640	$10,492	$10,277
2/25	$10,902	$10,709	$10,539
3/25	$10,941	$10,706	$10,537
4/25	$11,051	$10,744	$10,567
5/25	$10,981	$10,690	$10,471
6/25	$11,183	$10,856	$10,657
7/25	$11,157	$10,841	$10,614
8/25	$11,416	$10,971	$10,785
9/25	$11,412	$11,087	$10,916

Average Annual Total Returns (%)

Fund	1 Year	Since 4/29/22 (Inception)
Class A	5.03%	4.95%
Class A with 3.25% Maximum Sales Charge	1.58%	3.93%
Bloomberg U.S. Universal Index	3.40%	3.06%
Bloomberg U.S. Mortgage Backed Securties Index	3.39%	2.59%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$101,408,651
# of Portfolio Holdings	208
Portfolio Turnover Rate	311%
Total Advisory Fees Paid	$125,035

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.7%
Short-Term Investments	2.2%
Government National Mortgage Association Participation Agreements	2.9%
U.S. Government Agency Mortgage-Backed Securities	43.4%
Collateralized Mortgage Obligations	50.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
B	9.5%
BB	2.3%
BBB	3.0%
A	8.0%
AA	77.1%
AAA	0.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Agency, LLC ("Kroll") for securitized debt instruments only (such as asset-backed and mortgage-backed securities), or if unrated, considered to be of comparable credit quality by the Fund’s investment adviser. If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality.

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 1, 2026 at www.eatonvance.com/calvert-fund-documents.php or upon request by contacting us at 1-800-368-2745.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CMMAX-TSR-AR

Calvert Mortgage Access Fund

Class C CMMCX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Mortgage Access Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$256	2.51%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Mortgage Backed Securities Index (the Index):

↑ An allocation to non-agency mortgage-backed securities ― particularly MBS for borrowers not qualified for traditional government mortgage programs ― contributed to performance

↑ An allocation to agency mortgage-backed securities composed of loans originated by state housing finance authorities (HFAs) contributed to relative returns

↑ An allocation to fixed-rate collateralized mortgage obligations aided Fund performance as a result of price appreciation and higher coupon income

↓ The Fund’s use of interest-rate hedges ― such as through U.S. Treasury futures ― detracted from Index-relative performance during the period

↓ A small allocation to interest-only securities weighed on Index-relative returns during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	Bloomberg U.S. Mortgage Backed Securties Index
5/22	$10,020	$10,055	$10,111
6/22	$9,994	$9,854	$9,949
7/22	$10,046	$10,102	$10,269
8/22	$9,996	$9,839	$9,917
9/22	$9,730	$9,415	$9,416
10/22	$9,679	$9,312	$9,282
11/22	$9,924	$9,659	$9,661
12/22	$9,929	$9,626	$9,618
1/23	$10,147	$9,925	$9,935
2/23	$10,012	$9,681	$9,673
3/23	$10,267	$9,908	$9,861
4/23	$10,296	$9,969	$9,912
5/23	$10,221	$9,865	$9,839
6/23	$10,156	$9,850	$9,797
7/23	$10,153	$9,860	$9,790
8/23	$10,131	$9,801	$9,710
9/23	$9,920	$9,567	$9,400
10/23	$9,741	$9,423	$9,206
11/23	$10,204	$9,847	$9,686
12/23	$10,530	$10,221	$10,103
1/24	$10,538	$10,196	$10,057
2/24	$10,280	$10,074	$9,893
3/24	$10,374	$10,173	$9,998
4/24	$10,060	$9,935	$9,695
5/24	$10,317	$10,100	$9,889
6/24	$10,456	$10,192	$10,005
7/24	$10,759	$10,424	$10,268
8/24	$10,953	$10,577	$10,434
9/24	$11,040	$10,722	$10,558
10/24	$10,679	$10,479	$10,259
11/24	$10,798	$10,589	$10,396
12/24	$10,705	$10,429	$10,225
1/25	$10,780	$10,492	$10,277
2/25	$11,039	$10,709	$10,539
3/25	$11,061	$10,706	$10,537
4/25	$11,176	$10,744	$10,567
5/25	$11,099	$10,690	$10,471
6/25	$11,296	$10,856	$10,657
7/25	$11,251	$10,841	$10,614
8/25	$11,516	$10,971	$10,785
9/25	$11,510	$11,087	$10,916

Average Annual Total Returns (%)

Fund	1 Year	Since 4/29/22 (Inception)
Class C, with conversion to Class A after 8 years	4.25%	4.19%
Class C, with 1% Maximum Contingent Deferred Sales Charge and conversion to Class A after 8 years	3.26%	4.19%
Bloomberg U.S. Universal Index	3.40%	3.06%
Bloomberg U.S. Mortgage Backed Securties Index	3.39%	2.59%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$101,408,651
# of Portfolio Holdings	208
Portfolio Turnover Rate	311%
Total Advisory Fees Paid	$125,035

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.7%
Short-Term Investments	2.2%
Government National Mortgage Association Participation Agreements	2.9%
U.S. Government Agency Mortgage-Backed Securities	43.4%
Collateralized Mortgage Obligations	50.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
B	9.5%
BB	2.3%
BBB	3.0%
A	8.0%
AA	77.1%
AAA	0.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Agency, LLC ("Kroll") for securitized debt instruments only (such as asset-backed and mortgage-backed securities), or if unrated, considered to be of comparable credit quality by the Fund’s investment adviser. If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality.

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 1, 2026 at www.eatonvance.com/calvert-fund-documents.php or upon request by contacting us at 1-800-368-2745.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CMMCX-TSR-AR

Calvert Mortgage Access Fund

Class I CMMIX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Mortgage Access Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$155	1.51%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Mortgage Backed Securities Index (the Index):

↑ An allocation to non-agency mortgage-backed securities ― particularly MBS for borrowers not qualified for traditional government mortgage programs ― contributed to performance

↑ An allocation to agency mortgage-backed securities composed of loans originated by state housing finance authorities (HFAs) contributed to relative returns

↑ An allocation to fixed-rate collateralized mortgage obligations aided Fund performance as a result of price appreciation and higher coupon income

↓ The Fund’s use of interest-rate hedges ― such as through U.S. Treasury futures ― detracted from Index-relative performance during the period

↓ A small allocation to interest-only securities weighed on Index-relative returns during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Bloomberg U.S. Mortgage Backed Securties Index
6/22	$1,001,056	$985,410	$994,869
9/22	$977,010	$941,533	$941,647
12/22	$999,563	$962,642	$961,805
3/23	$1,036,148	$990,828	$986,102
6/23	$1,027,540	$985,012	$979,745
9/23	$1,006,238	$956,684	$940,025
12/23	$1,070,715	$1,022,069	$1,010,336
3/24	$1,057,461	$1,017,290	$999,781
6/24	$1,068,489	$1,019,219	$1,000,472
9/24	$1,131,025	$1,072,204	$1,055,793
12/24	$1,099,422	$1,042,906	$1,022,453
3/25	$1,138,767	$1,070,627	$1,053,697
6/25	$1,165,827	$1,085,614	$1,065,685
9/25	$1,190,873	$1,108,709	$1,091,566

Average Annual Total Returns (%)

Fund	1 Year	Since 4/29/22 (Inception)
Class I	5.29%	5.23%
Bloomberg U.S. Universal Index	3.40%	3.06%
Bloomberg U.S. Mortgage Backed Securties Index	3.39%	2.59%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$101,408,651
# of Portfolio Holdings	208
Portfolio Turnover Rate	311%
Total Advisory Fees Paid	$125,035

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.7%
Short-Term Investments	2.2%
Government National Mortgage Association Participation Agreements	2.9%
U.S. Government Agency Mortgage-Backed Securities	43.4%
Collateralized Mortgage Obligations	50.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
B	9.5%
BB	2.3%
BBB	3.0%
A	8.0%
AA	77.1%
AAA	0.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Agency, LLC ("Kroll") for securitized debt instruments only (such as asset-backed and mortgage-backed securities), or if unrated, considered to be of comparable credit quality by the Fund’s investment adviser. If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality.

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 1, 2026 at www.eatonvance.com/calvert-fund-documents.php or upon request by contacting us at 1-800-368-2745.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CMMIX-TSR-AR

Calvert Mortgage Access Fund

Class R6 CMMRX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Mortgage Access Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$155	1.51%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Mortgage Backed Securities Index (the Index):

↑ An allocation to non-agency mortgage-backed securities ― particularly MBS for borrowers not qualified for traditional government mortgage programs ― contributed to performance

↑ An allocation to agency mortgage-backed securities composed of loans originated by state housing finance authorities (HFAs) contributed to relative returns

↑ An allocation to fixed-rate collateralized mortgage obligations aided Fund performance as a result of price appreciation and higher coupon income

↓ The Fund’s use of interest-rate hedges ― such as through U.S. Treasury futures ― detracted from Index-relative performance during the period

↓ A small allocation to interest-only securities weighed on Index-relative returns during the period

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	Bloomberg U.S. Mortgage Backed Securties Index
5/22	$5,010,778	$5,027,511	$5,055,285
6/22	$5,008,438	$4,927,049	$4,974,343
7/22	$5,038,967	$5,050,925	$5,134,264
8/22	$5,018,025	$4,919,619	$4,958,695
9/22	$4,888,131	$4,707,664	$4,708,235
10/22	$4,867,177	$4,656,010	$4,641,163
11/22	$4,994,496	$4,829,616	$4,830,329
12/22	$5,000,975	$4,813,212	$4,809,024
1/23	$5,115,365	$4,962,520	$4,967,456
2/23	$5,050,894	$4,840,583	$4,836,288
3/23	$5,183,955	$4,954,139	$4,930,508
4/23	$5,202,726	$4,984,403	$4,956,024
5/23	$5,169,128	$4,932,726	$4,919,721
6/23	$5,140,857	$4,925,060	$4,898,723
7/23	$5,143,617	$4,929,956	$4,895,080
8/23	$5,136,731	$4,900,268	$4,854,809
9/23	$5,034,113	$4,783,421	$4,700,123
10/23	$4,947,128	$4,711,487	$4,603,012
11/23	$5,186,801	$4,923,527	$4,842,969
12/23	$5,356,682	$5,110,346	$5,051,682
1/24	$5,365,523	$5,098,116	$5,028,316
2/24	$5,238,160	$5,036,992	$4,946,512
3/24	$5,290,362	$5,086,448	$4,998,906
4/24	$5,134,486	$4,967,585	$4,847,664
5/24	$5,270,023	$5,049,929	$4,944,524
6/24	$5,345,523	$5,096,094	$5,002,359
7/24	$5,505,287	$5,211,764	$5,134,238
8/24	$5,608,823	$5,288,486	$5,217,085
9/24	$5,658,355	$5,361,020	$5,278,963
10/24	$5,478,109	$5,239,256	$5,129,517
11/24	$5,543,300	$5,294,492	$5,197,903
12/24	$5,500,198	$5,214,529	$5,112,265
1/25	$5,543,482	$5,245,952	$5,138,380
2/25	$5,681,103	$5,354,415	$5,269,409
3/25	$5,697,003	$5,353,137	$5,268,487
4/25	$5,760,998	$5,372,044	$5,283,605
5/25	$5,726,004	$5,344,799	$5,235,370
6/25	$5,832,387	$5,428,069	$5,328,424
7/25	$5,814,068	$5,420,320	$5,306,850
8/25	$5,955,981	$5,485,427	$5,392,287
9/25	$5,957,652	$5,543,547	$5,457,830

Average Annual Total Returns (%)

Fund	1 Year	Since 4/29/22 (Inception)
Class R6	5.29%	5.25%
Bloomberg U.S. Universal Index	3.40%	3.06%
Bloomberg U.S. Mortgage Backed Securties Index	3.39%	2.59%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$101,408,651
# of Portfolio Holdings	208
Portfolio Turnover Rate	311%
Total Advisory Fees Paid	$125,035

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.7%
Short-Term Investments	2.2%
Government National Mortgage Association Participation Agreements	2.9%
U.S. Government Agency Mortgage-Backed Securities	43.4%
Collateralized Mortgage Obligations	50.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
B	9.5%
BB	2.3%
BBB	3.0%
A	8.0%
AA	77.1%
AAA	0.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Agency, LLC ("Kroll") for securitized debt instruments only (such as asset-backed and mortgage-backed securities), or if unrated, considered to be of comparable credit quality by the Fund’s investment adviser. If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality.

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 1, 2026 at www.eatonvance.com/calvert-fund-documents.php or upon request by contacting us at 1-800-368-2745.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CMMRX-TSR-AR

Calvert Short Duration Income Fund

Class A CSDAX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Short Duration Income Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$77	0.75%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg 1-5 Year U.S. Credit Index (the Index):

↑ Overweight positions and security selection in securitized credit, especially Asset-Backed and Commercial Mortgage-Backed Securities, helped as they outperformed corporates

↑ Additional support came from agency and non-agency Residential Mortgage-Backed Securities, where allocation and selection decisions further enhanced results

↓ Underweight in investment grade corporates detracted from performance as it limited its exposure to the sector’s spread tightening

↓ An underweight to government-related debt and sovereigns also detracted, as these sectors performed well and the portfolio’s lower exposure missed those gains

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Bloomberg 1-5 Year U.S. Credit Index
9/15	$10,000	$10,000	$10,000
10/15	$9,790	$10,032	$10,006
11/15	$9,768	$9,995	$9,994
12/15	$9,730	$9,945	$9,959
1/16	$9,753	$10,055	$10,011
2/16	$9,753	$10,127	$10,023
3/16	$9,851	$10,251	$10,132
4/16	$9,925	$10,321	$10,177
5/16	$9,936	$10,329	$10,171
6/16	$10,023	$10,511	$10,265
7/16	$10,077	$10,597	$10,299
8/16	$10,094	$10,609	$10,297
9/16	$10,117	$10,611	$10,308
10/16	$10,107	$10,541	$10,300
11/16	$10,036	$10,304	$10,202
12/16	$10,046	$10,334	$10,216
1/17	$10,075	$10,371	$10,254
2/17	$10,110	$10,451	$10,298
3/17	$10,126	$10,447	$10,307
4/17	$10,161	$10,534	$10,355
5/17	$10,196	$10,615	$10,397
6/17	$10,203	$10,606	$10,394
7/17	$10,243	$10,659	$10,447
8/17	$10,264	$10,751	$10,482
9/17	$10,261	$10,713	$10,467
10/17	$10,268	$10,726	$10,475
11/17	$10,255	$10,710	$10,443
12/17	$10,264	$10,757	$10,453
1/18	$10,244	$10,654	$10,408
2/18	$10,223	$10,553	$10,371
3/18	$10,224	$10,606	$10,380
4/18	$10,218	$10,535	$10,366
5/18	$10,248	$10,592	$10,413
6/18	$10,250	$10,577	$10,407
7/18	$10,281	$10,599	$10,430
8/18	$10,313	$10,651	$10,482
9/18	$10,321	$10,606	$10,473
10/18	$10,294	$10,517	$10,464
11/18	$10,280	$10,564	$10,475
12/18	$10,269	$10,730	$10,570
1/19	$10,409	$10,878	$10,675
2/19	$10,475	$10,889	$10,711
3/19	$10,561	$11,086	$10,822
4/19	$10,614	$11,102	$10,858
5/19	$10,680	$11,272	$10,941
6/19	$10,746	$11,431	$11,045
7/19	$10,757	$11,465	$11,051
8/19	$10,834	$11,725	$11,173
9/19	$10,831	$11,674	$11,171
10/19	$10,875	$11,712	$11,221
11/19	$10,878	$11,709	$11,225
12/19	$10,907	$11,727	$11,265
1/20	$11,002	$11,937	$11,365
2/20	$11,064	$12,116	$11,457
3/20	$10,435	$11,879	$11,127
4/20	$10,598	$12,117	$11,395
5/20	$10,760	$12,230	$11,541
6/20	$10,964	$12,332	$11,643
7/20	$11,037	$12,549	$11,726
8/20	$11,116	$12,477	$11,749
9/20	$11,133	$12,454	$11,738
10/20	$11,172	$12,410	$11,753
11/20	$11,319	$12,572	$11,809
12/20	$11,399	$12,615	$11,849
1/21	$11,443	$12,536	$11,845
2/21	$11,446	$12,374	$11,816
3/21	$11,442	$12,230	$11,782
4/21	$11,485	$12,333	$11,829
5/21	$11,522	$12,380	$11,869
6/21	$11,530	$12,470	$11,854
7/21	$11,558	$12,595	$11,897
8/21	$11,558	$12,587	$11,890
9/21	$11,564	$12,479	$11,865
10/21	$11,521	$12,469	$11,804
11/21	$11,479	$12,484	$11,782
12/21	$11,499	$12,476	$11,784
1/22	$11,400	$12,202	$11,647
2/22	$11,315	$12,036	$11,563
3/22	$11,166	$11,713	$11,354
4/22	$11,047	$11,276	$11,205
5/22	$11,057	$11,338	$11,293
6/22	$10,882	$11,112	$11,155
7/22	$11,018	$11,391	$11,307
8/22	$10,948	$11,095	$11,165
9/22	$10,755	$10,617	$10,933
10/22	$10,738	$10,500	$10,902
11/22	$10,884	$10,892	$11,116
12/22	$10,923	$10,855	$11,128
1/23	$11,130	$11,192	$11,294
2/23	$11,068	$10,917	$11,161
3/23	$11,160	$11,173	$11,321
4/23	$11,224	$11,241	$11,395
5/23	$11,208	$11,124	$11,347
6/23	$11,222	$11,107	$11,312
7/23	$11,297	$11,118	$11,381
8/23	$11,335	$11,051	$11,396
9/23	$11,309	$10,788	$11,340
10/23	$11,307	$10,625	$11,333
11/23	$11,529	$11,104	$11,580
12/23	$11,724	$11,525	$11,789
1/24	$11,806	$11,497	$11,834
2/24	$11,768	$11,360	$11,774
3/24	$11,829	$11,471	$11,850
4/24	$11,783	$11,203	$11,770
5/24	$11,892	$11,389	$11,890
6/24	$11,962	$11,493	$11,962
7/24	$12,120	$11,754	$12,148
8/24	$12,238	$11,927	$12,280
9/24	$12,348	$12,090	$12,405
10/24	$12,271	$11,816	$12,290
11/24	$12,333	$11,940	$12,363
12/24	$12,357	$11,760	$12,346
1/25	$12,435	$11,831	$12,418
2/25	$12,544	$12,075	$12,537
3/25	$12,575	$12,073	$12,591
4/25	$12,637	$12,115	$12,685
5/25	$12,651	$12,054	$12,698
6/25	$12,771	$12,242	$12,815
7/25	$12,786	$12,224	$12,824
8/25	$12,914	$12,371	$12,964
9/25	$12,967	$12,502	$13,016

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	5.03%	3.10%	2.87%
Class A with 2.25% Maximum Sales Charge	2.69%	2.63%	2.63%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg 1-5 Year U.S. Credit Index	4.93%	2.09%	2.67%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,814,234,841
# of Portfolio Holdings	398
Portfolio Turnover Rate	150%
Total Advisory Fees Paid	$6,978,214

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.6%
Senior Floating-Rate Loans	1.3%
Short-Term Investments	1.8%
U.S. Government Agency Mortgage-Backed Securities	5.2%
Commercial Mortgage-Backed Securities	8.4%
Collateralized Mortgage Obligations	8.6%
U.S. Treasury Obligations	13.7%
Asset-Backed Securities	23.1%
Corporate Bonds	37.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

AAA
10.1%
AA
35.5%
A
22.0%
BBB
22.3%
BB
3.3%
B
1.0%
CCC
0.3%
Not Rated
4.1%
Cash
1.4%

Value	Value
Cash	1.4%
Not Rated	4.1%
CCC	0.3%
B	1.0%
BB	3.3%
BBB	22.3%
A	22.0%
AA	35.5%
AAA	10.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CSDAX-TSR-AR

Calvert Short Duration Income Fund

Class C CDICX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Short Duration Income Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$153	1.50%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg 1-5 Year U.S. Credit Index (the Index):

↓ Underweight in investment grade corporates detracted from performance as it limited its exposure to the sector’s spread tightening

↓ An underweight to government-related debt and sovereigns also detracted, as these sectors performed well and the portfolio’s lower exposure missed those gains

↑ Overweight positions and security selection in securitized credit, especially Asset-Backed and Commercial Mortgage-Backed Securities, helped as they outperformed corporates

↑ Additional support came from agency and non-agency Residential Mortgage-Backed Securities, where allocation and selection decisions further enhanced results

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	Bloomberg 1-5 Year U.S. Credit Index
9/15	$10,000	$10,000	$10,000
10/15	$10,008	$10,032	$10,006
11/15	$9,980	$9,995	$9,994
12/15	$9,929	$9,945	$9,959
1/16	$9,953	$10,055	$10,011
2/16	$9,940	$10,127	$10,023
3/16	$10,034	$10,251	$10,132
4/16	$10,104	$10,321	$10,177
5/16	$10,109	$10,329	$10,171
6/16	$10,191	$10,511	$10,265
7/16	$10,240	$10,597	$10,299
8/16	$10,251	$10,609	$10,297
9/16	$10,267	$10,611	$10,308
10/16	$10,251	$10,541	$10,300
11/16	$10,172	$10,304	$10,202
12/16	$10,175	$10,334	$10,216
1/17	$10,198	$10,371	$10,254
2/17	$10,228	$10,451	$10,298
3/17	$10,238	$10,447	$10,307
4/17	$10,267	$10,534	$10,355
5/17	$10,296	$10,615	$10,397
6/17	$10,296	$10,606	$10,394
7/17	$10,330	$10,659	$10,447
8/17	$10,344	$10,751	$10,482
9/17	$10,334	$10,713	$10,467
10/17	$10,336	$10,726	$10,475
11/17	$10,315	$10,710	$10,443
12/17	$10,318	$10,757	$10,453
1/18	$10,291	$10,654	$10,408
2/18	$10,264	$10,553	$10,371
3/18	$10,259	$10,606	$10,380
4/18	$10,247	$10,535	$10,366
5/18	$10,270	$10,592	$10,413
6/18	$10,266	$10,577	$10,407
7/18	$10,291	$10,599	$10,430
8/18	$10,316	$10,651	$10,482
9/18	$10,318	$10,606	$10,473
10/18	$10,284	$10,517	$10,464
11/18	$10,264	$10,564	$10,475
12/18	$10,247	$10,730	$10,570
1/19	$10,380	$10,878	$10,675
2/19	$10,439	$10,889	$10,711
3/19	$10,519	$11,086	$10,822
4/19	$10,565	$11,102	$10,858
5/19	$10,625	$11,272	$10,941
6/19	$10,683	$11,431	$11,045
7/19	$10,688	$11,465	$11,051
8/19	$10,758	$11,725	$11,173
9/19	$10,747	$11,674	$11,171
10/19	$10,784	$11,712	$11,221
11/19	$10,781	$11,709	$11,225
12/19	$10,802	$11,727	$11,265
1/20	$10,884	$11,937	$11,365
2/20	$10,945	$12,116	$11,457
3/20	$10,320	$11,879	$11,127
4/20	$10,476	$12,117	$11,395
5/20	$10,623	$12,230	$11,541
6/20	$10,818	$12,332	$11,643
7/20	$10,877	$12,549	$11,726
8/20	$10,955	$12,477	$11,749
9/20	$10,966	$12,454	$11,738
10/20	$10,996	$12,410	$11,753
11/20	$11,135	$12,572	$11,809
12/20	$11,206	$12,615	$11,849
1/21	$11,236	$12,536	$11,845
2/21	$11,240	$12,374	$11,816
3/21	$11,228	$12,230	$11,782
4/21	$11,264	$12,333	$11,829
5/21	$11,293	$12,380	$11,869
6/21	$11,293	$12,470	$11,854
7/21	$11,314	$12,595	$11,897
8/21	$11,306	$12,587	$11,890
9/21	$11,298	$12,479	$11,865
10/21	$11,256	$12,469	$11,804
11/21	$11,208	$12,484	$11,782
12/21	$11,220	$12,476	$11,784
1/22	$11,116	$12,202	$11,647
2/22	$11,026	$12,036	$11,563
3/22	$10,874	$11,713	$11,354
4/22	$10,751	$11,276	$11,205
5/22	$10,753	$11,338	$11,293
6/22	$10,576	$11,112	$11,155
7/22	$10,702	$11,391	$11,307
8/22	$10,626	$11,095	$11,165
9/22	$10,432	$10,617	$10,933
10/22	$10,409	$10,500	$10,902
11/22	$10,544	$10,892	$11,116
12/22	$10,582	$10,855	$11,128
1/23	$10,769	$11,192	$11,294
2/23	$10,703	$10,917	$11,161
3/23	$10,793	$11,173	$11,321
4/23	$10,841	$11,241	$11,395
5/23	$10,826	$11,124	$11,347
6/23	$10,832	$11,107	$11,312
7/23	$10,891	$11,118	$11,381
8/23	$10,920	$11,051	$11,396
9/23	$10,888	$10,788	$11,340
10/23	$10,879	$10,625	$11,333
11/23	$11,087	$11,104	$11,580
12/23	$11,268	$11,525	$11,789
1/24	$11,340	$11,497	$11,834
2/24	$11,303	$11,360	$11,774
3/24	$11,347	$11,471	$11,850
4/24	$11,296	$11,203	$11,770
5/24	$11,393	$11,389	$11,890
6/24	$11,454	$11,493	$11,962
7/24	$11,597	$11,754	$12,148
8/24	$11,703	$11,927	$12,280
9/24	$11,802	$12,090	$12,405
10/24	$11,720	$11,816	$12,290
11/24	$11,773	$11,940	$12,363
12/24	$11,787	$11,760	$12,346
1/25	$11,855	$11,831	$12,418
2/25	$11,952	$12,075	$12,537
3/25	$11,974	$12,073	$12,591
4/25	$12,025	$12,115	$12,685
5/25	$12,031	$12,054	$12,698
6/25	$12,130	$12,242	$12,815
7/25	$12,144	$12,224	$12,824
8/25	$12,259	$12,371	$12,964
9/25	$12,487	$12,502	$13,016

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	4.25%	2.33%	2.24%
Class C, with 1% Maximum Contingent Deferred Sales Charge and conversion to Class A after 8 years	3.25%	2.33%	2.24%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg 1-5 Year U.S. Credit Index	4.93%	2.09%	2.67%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,814,234,841
# of Portfolio Holdings	398
Portfolio Turnover Rate	150%
Total Advisory Fees Paid	$6,978,214

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.6%
Senior Floating-Rate Loans	1.3%
Short-Term Investments	1.8%
U.S. Government Agency Mortgage-Backed Securities	5.2%
Commercial Mortgage-Backed Securities	8.4%
Collateralized Mortgage Obligations	8.6%
U.S. Treasury Obligations	13.7%
Asset-Backed Securities	23.1%
Corporate Bonds	37.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash	1.4%
Not Rated	4.1%
CCC	0.3%
B	1.0%
BB	3.3%
BBB	22.3%
A	22.0%
AA	35.5%
AAA	10.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CDICX-TSR-AR

Calvert Short Duration Income Fund

Class I CDSIX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Short Duration Income Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$51	0.50%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg 1-5 Year U.S. Credit Index (the Index):

↑ Overweight positions and security selection in securitized credit, especially Asset-Backed and Commercial Mortgage-Backed Securities, helped as they outperformed corporates

↑ Additional support came from agency and non-agency Residential Mortgage-Backed Securities, where allocation and selection decisions further enhanced results

↓ Underweight in investment grade corporates detracted from performance as it limited its exposure to the sector’s spread tightening

↓ An underweight to government-related debt and sovereigns also detracted, as these sectors performed well and the portfolio’s lower exposure missed those gains

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Bloomberg 1-5 Year U.S. Credit Index
9/15	$1,000,000	$1,000,000	$1,000,000
12/15	$996,734	$994,545	$995,904
3/16	$1,010,119	$1,025,077	$1,013,177
6/16	$1,028,602	$1,051,051	$1,026,458
9/16	$1,039,082	$1,061,107	$1,030,835
12/16	$1,032,912	$1,033,436	$1,021,601
3/17	$1,042,143	$1,044,733	$1,030,705
6/17	$1,050,998	$1,060,629	$1,039,449
9/17	$1,057,960	$1,071,325	$1,046,711
12/17	$1,058,948	$1,075,709	$1,045,347
3/18	$1,056,198	$1,060,578	$1,037,971
6/18	$1,058,936	$1,057,711	$1,040,720
9/18	$1,067,549	$1,060,582	$1,047,260
12/18	$1,063,448	$1,072,968	$1,056,968
3/19	$1,094,200	$1,108,612	$1,082,240
6/19	$1,113,987	$1,143,113	$1,104,498
9/19	$1,123,483	$1,167,378	$1,117,114
12/19	$1,132,057	$1,172,661	$1,126,492
3/20	$1,084,117	$1,187,915	$1,112,715
6/20	$1,139,426	$1,233,232	$1,164,278
9/20	$1,157,726	$1,245,411	$1,173,785
12/20	$1,185,910	$1,261,494	$1,184,926
3/21	$1,191,144	$1,222,990	$1,178,170
6/21	$1,201,023	$1,247,003	$1,185,384
9/21	$1,205,341	$1,247,936	$1,186,496
12/21	$1,199,354	$1,247,580	$1,178,383
3/22	$1,164,933	$1,171,300	$1,135,424
6/22	$1,136,960	$1,111,162	$1,115,533
9/22	$1,123,815	$1,061,685	$1,093,335
12/22	$1,142,727	$1,085,489	$1,112,828
3/23	$1,168,166	$1,117,271	$1,132,137
6/23	$1,175,423	$1,110,713	$1,131,225
9/23	$1,184,516	$1,078,770	$1,134,008
12/23	$1,229,339	$1,152,499	$1,178,904
3/24	$1,241,135	$1,147,110	$1,184,962
6/24	$1,255,111	$1,149,285	$1,196,183
9/24	$1,297,065	$1,209,032	$1,240,511
12/24	$1,298,871	$1,175,995	$1,234,581
3/25	$1,322,525	$1,207,254	$1,259,111
6/25	$1,343,094	$1,224,153	$1,281,533
9/25	$1,365,640	$1,250,196	$1,301,614

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	5.29%	3.36%	3.16%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg 1-5 Year U.S. Credit Index	4.93%	2.09%	2.67%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,814,234,841
# of Portfolio Holdings	398
Portfolio Turnover Rate	150%
Total Advisory Fees Paid	$6,978,214

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.6%
Senior Floating-Rate Loans	1.3%
Short-Term Investments	1.8%
U.S. Government Agency Mortgage-Backed Securities	5.2%
Commercial Mortgage-Backed Securities	8.4%
Collateralized Mortgage Obligations	8.6%
U.S. Treasury Obligations	13.7%
Asset-Backed Securities	23.1%
Corporate Bonds	37.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash	1.4%
Not Rated	4.1%
CCC	0.3%
B	1.0%
BB	3.3%
BBB	22.3%
A	22.0%
AA	35.5%
AAA	10.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CDSIX-TSR-AR

Calvert Short Duration Income Fund

Class R6 CDSRX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Short Duration Income Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$45	0.44%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg 1-5 Year U.S. Credit Index (the Index):

↑ Overweight positions and security selection in securitized credit, especially Asset-Backed and Commercial Mortgage-Backed Securities, helped as they outperformed corporates

↑ Additional support came from agency and non-agency Residential Mortgage-Backed Securities, where allocation and selection decisions further enhanced results

↓ Underweight in investment grade corporates detracted from performance as it limited its exposure to the sector’s spread tightening

↓ An underweight to government-related debt and sovereigns also detracted, as these sectors performed well and the portfolio’s lower exposure missed those gains

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	Bloomberg 1-5 Year U.S. Credit Index
9/15	$5,000,000	$5,000,000	$5,000,000
10/15	$5,009,822	$5,015,983	$5,002,872
11/15	$5,001,317	$4,997,691	$4,997,023
12/15	$4,983,670	$4,972,724	$4,979,519
1/16	$4,997,425	$5,027,618	$5,005,722
2/16	$4,998,980	$5,063,331	$5,011,304
3/16	$5,050,595	$5,125,385	$5,065,884
4/16	$5,089,837	$5,160,305	$5,088,621
5/16	$5,097,130	$5,164,336	$5,085,521
6/16	$5,143,012	$5,255,253	$5,132,291
7/16	$5,172,320	$5,298,558	$5,149,506
8/16	$5,182,544	$5,304,274	$5,148,523
9/16	$5,195,408	$5,305,534	$5,154,175
10/16	$5,192,307	$5,270,337	$5,150,072
11/16	$5,157,669	$5,151,874	$5,101,181
12/16	$5,164,561	$5,167,178	$5,108,005
1/17	$5,181,201	$5,185,408	$5,126,807
2/17	$5,200,847	$5,225,417	$5,148,950
3/17	$5,210,717	$5,223,667	$5,153,523
4/17	$5,230,083	$5,267,009	$5,177,724
5/17	$5,249,838	$5,307,646	$5,198,614
6/17	$5,254,990	$5,303,146	$5,197,247
7/17	$5,277,312	$5,329,560	$5,223,451
8/17	$5,289,762	$5,375,542	$5,241,023
9/17	$5,289,798	$5,356,623	$5,233,555
10/17	$5,297,644	$5,363,055	$5,237,608
11/17	$5,288,841	$5,354,939	$5,221,690
12/17	$5,294,739	$5,378,546	$5,226,737
1/18	$5,289,224	$5,326,789	$5,203,813
2/18	$5,276,160	$5,276,280	$5,185,583
3/18	$5,280,992	$5,302,892	$5,189,854
4/18	$5,279,249	$5,267,509	$5,183,226
5/18	$5,295,642	$5,296,234	$5,206,400
6/18	$5,294,679	$5,288,553	$5,203,598
7/18	$5,315,009	$5,299,621	$5,214,868
8/18	$5,332,514	$5,325,731	$5,240,994
9/18	$5,337,745	$5,302,910	$5,236,299
10/18	$5,325,085	$5,258,549	$5,232,218
11/18	$5,319,029	$5,282,199	$5,237,739
12/18	$5,317,239	$5,364,842	$5,284,841
1/19	$5,390,832	$5,438,812	$5,337,487
2/19	$5,422,329	$5,444,740	$5,355,498
3/19	$5,471,434	$5,543,060	$5,411,202
4/19	$5,500,281	$5,550,818	$5,428,779
5/19	$5,535,906	$5,635,849	$5,470,655
6/19	$5,571,078	$5,715,564	$5,522,491
7/19	$5,578,391	$5,732,577	$5,525,571
8/19	$5,618,370	$5,862,290	$5,586,434
9/19	$5,618,019	$5,836,892	$5,585,571
10/19	$5,642,233	$5,855,751	$5,610,743
11/19	$5,645,336	$5,854,580	$5,612,429
12/19	$5,661,586	$5,863,304	$5,632,459
1/20	$5,708,859	$5,968,538	$5,682,269
2/20	$5,745,559	$6,057,906	$5,728,680
3/20	$5,422,577	$5,939,573	$5,563,576
4/20	$5,508,125	$6,058,552	$5,697,693
5/20	$5,593,453	$6,115,138	$5,770,606
6/20	$5,699,924	$6,166,162	$5,821,388
7/20	$5,735,688	$6,274,476	$5,863,216
8/20	$5,781,636	$6,238,296	$5,874,492
9/20	$5,792,406	$6,227,053	$5,868,924
10/20	$5,813,667	$6,204,796	$5,876,689
11/20	$5,891,580	$6,285,765	$5,904,509
12/20	$5,934,236	$6,307,471	$5,924,628
1/21	$5,958,797	$6,267,825	$5,922,741
2/21	$5,961,872	$6,186,952	$5,908,119
3/21	$5,961,182	$6,114,952	$5,890,852
4/21	$5,985,222	$6,166,371	$5,914,304
5/21	$6,005,758	$6,189,892	$5,934,741
6/21	$6,011,461	$6,235,017	$5,926,922
7/21	$6,027,598	$6,297,624	$5,948,256
8/21	$6,029,087	$6,293,421	$5,945,109
9/21	$6,034,050	$6,239,678	$5,932,478
10/21	$6,013,478	$6,234,578	$5,901,919
11/21	$5,993,043	$6,242,109	$5,891,005
12/21	$6,004,886	$6,237,900	$5,891,916
1/22	$5,955,146	$6,101,139	$5,823,672
2/22	$5,912,626	$6,017,957	$5,781,544
3/22	$5,833,610	$5,856,502	$5,677,122
4/22	$5,776,927	$5,638,069	$5,602,528
5/22	$5,779,985	$5,669,091	$5,646,347
6/22	$5,694,406	$5,555,809	$5,577,665
7/22	$5,762,749	$5,695,493	$5,653,421
8/22	$5,727,863	$5,547,431	$5,582,282
9/22	$5,629,704	$5,308,427	$5,466,675
10/22	$5,622,395	$5,250,182	$5,450,805
11/22	$5,699,599	$5,445,942	$5,558,021
12/22	$5,725,303	$5,427,445	$5,564,139
1/23	$5,830,819	$5,595,807	$5,647,136
2/23	$5,800,051	$5,458,308	$5,580,288
3/23	$5,853,611	$5,586,356	$5,660,684
4/23	$5,884,708	$5,620,482	$5,697,490
5/23	$5,881,920	$5,562,210	$5,673,495
6/23	$5,890,787	$5,553,566	$5,656,124
7/23	$5,927,659	$5,559,087	$5,690,297
8/23	$5,949,241	$5,525,611	$5,698,186
9/23	$5,937,306	$5,393,852	$5,670,038
10/23	$5,937,738	$5,312,738	$5,666,610
11/23	$6,055,627	$5,551,837	$5,790,000
12/23	$6,162,905	$5,762,497	$5,894,520
1/24	$6,203,762	$5,748,706	$5,916,811
2/24	$6,189,269	$5,679,782	$5,886,754
3/24	$6,222,940	$5,735,549	$5,924,809
4/24	$6,196,784	$5,601,518	$5,885,078
5/24	$6,255,257	$5,694,370	$5,944,996
6/24	$6,293,967	$5,746,426	$5,980,913
7/24	$6,377,977	$5,876,857	$6,073,757
8/24	$6,441,692	$5,963,370	$6,140,232
9/24	$6,505,377	$6,045,161	$6,202,553
10/24	$6,466,780	$5,907,858	$6,145,239
11/24	$6,501,329	$5,970,143	$6,181,473
12/24	$6,515,459	$5,879,976	$6,172,906
1/25	$6,558,363	$5,915,408	$6,208,786
2/25	$6,617,206	$6,037,713	$6,268,289
3/25	$6,635,119	$6,036,272	$6,295,553
4/25	$6,669,455	$6,057,592	$6,342,587
5/25	$6,679,014	$6,026,869	$6,349,107
6/25	$6,739,420	$6,120,766	$6,407,666
7/25	$6,753,417	$6,112,028	$6,412,028
8/25	$6,822,747	$6,185,444	$6,481,793
9/25	$6,853,572	$6,250,980	$6,508,070

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	5.35%	3.42%	3.20%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg 1-5 Year U.S. Credit Index	4.93%	2.09%	2.67%
Footnote	Description
Footnote[1]	Class R6 performance prior to 2/1/19 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,814,234,841
# of Portfolio Holdings	398
Portfolio Turnover Rate	150%
Total Advisory Fees Paid	$6,978,214

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.6%
Senior Floating-Rate Loans	1.3%
Short-Term Investments	1.8%
U.S. Government Agency Mortgage-Backed Securities	5.2%
Commercial Mortgage-Backed Securities	8.4%
Collateralized Mortgage Obligations	8.6%
U.S. Treasury Obligations	13.7%
Asset-Backed Securities	23.1%
Corporate Bonds	37.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash	1.4%
Not Rated	4.1%
CCC	0.3%
B	1.0%
BB	3.3%
BBB	22.3%
A	22.0%
AA	35.5%
AAA	10.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CDSRX-TSR-AR

Calvert Ultra-Short Duration Income Fund

Class A CULAX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Ultra-Short Duration Income Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$73	0.71%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg 9-12 Months Short Treasury Index (the Index):

↑ Overweight position and strong security selection in investment grade corporates, particularly within financials, were the largest contributor to relative performance

↑ Securitized credit exposures, especially Asset-Backed and Commercial Mortgage-Backed Securities, contributed to returns supported by consistent performance over the period

↓ Curve positioning was the only marginal detractor to relative performance. There were no sector-level detractors this year

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A	Bloomberg U.S. Universal Index	Bloomberg 9-12 Months Short Treasury Index
9/15	$10,000	$10,000	$10,000
10/15	$10,006	$10,032	$9,999
11/15	$10,020	$9,995	$9,987
12/15	$10,013	$9,945	$9,988
1/16	$10,009	$10,055	$10,006
2/16	$9,991	$10,127	$10,009
3/16	$10,032	$10,251	$10,021
4/16	$10,075	$10,321	$10,031
5/16	$10,097	$10,329	$10,028
6/16	$10,106	$10,511	$10,051
7/16	$10,137	$10,597	$10,051
8/16	$10,152	$10,609	$10,052
9/16	$10,168	$10,611	$10,059
10/16	$10,184	$10,541	$10,065
11/16	$10,187	$10,304	$10,061
12/16	$10,203	$10,334	$10,067
1/17	$10,213	$10,371	$10,081
2/17	$10,233	$10,451	$10,086
3/17	$10,238	$10,447	$10,082
4/17	$10,255	$10,534	$10,089
5/17	$10,264	$10,615	$10,092
6/17	$10,281	$10,606	$10,096
7/17	$10,291	$10,659	$10,111
8/17	$10,302	$10,751	$10,122
9/17	$10,313	$10,713	$10,126
10/17	$10,329	$10,726	$10,130
11/17	$10,336	$10,710	$10,130
12/17	$10,344	$10,757	$10,135
1/18	$10,356	$10,654	$10,145
2/18	$10,362	$10,553	$10,149
3/18	$10,364	$10,606	$10,165
4/18	$10,386	$10,535	$10,174
5/18	$10,405	$10,592	$10,195
6/18	$10,422	$10,577	$10,209
7/18	$10,442	$10,599	$10,225
8/18	$10,465	$10,651	$10,247
9/18	$10,483	$10,606	$10,256
10/18	$10,492	$10,517	$10,275
11/18	$10,482	$10,564	$10,298
12/18	$10,463	$10,730	$10,329
1/19	$10,523	$10,878	$10,358
2/19	$10,567	$10,889	$10,380
3/19	$10,602	$11,086	$10,412
4/19	$10,636	$11,102	$10,432
5/19	$10,659	$11,272	$10,462
6/19	$10,682	$11,431	$10,503
7/19	$10,704	$11,465	$10,513
8/19	$10,725	$11,725	$10,551
9/19	$10,741	$11,674	$10,564
10/19	$10,772	$11,712	$10,600
11/19	$10,791	$11,709	$10,607
12/19	$10,809	$11,727	$10,626
1/20	$10,827	$11,937	$10,650
2/20	$10,855	$12,116	$10,697
3/20	$10,339	$11,879	$10,788
4/20	$10,504	$12,117	$10,790
5/20	$10,613	$12,230	$10,790
6/20	$10,743	$12,332	$10,793
7/20	$10,719	$12,549	$10,798
8/20	$10,770	$12,477	$10,799
9/20	$10,779	$12,454	$10,801
10/20	$10,797	$12,410	$10,802
11/20	$10,849	$12,572	$10,805
12/20	$10,880	$12,615	$10,806
1/21	$10,899	$12,536	$10,810
2/21	$10,907	$12,374	$10,811
3/21	$10,903	$12,230	$10,814
4/21	$10,921	$12,333	$10,815
5/21	$10,927	$12,380	$10,817
6/21	$10,933	$12,470	$10,816
7/21	$10,938	$12,595	$10,818
8/21	$10,942	$12,587	$10,819
9/21	$10,946	$12,479	$10,819
10/21	$10,939	$12,469	$10,817
11/21	$10,922	$12,484	$10,814
12/21	$10,927	$12,476	$10,806
1/22	$10,899	$12,202	$10,782
2/22	$10,871	$12,036	$10,772
3/22	$10,832	$11,713	$10,740
4/22	$10,806	$11,276	$10,727
5/22	$10,794	$11,338	$10,750
6/22	$10,727	$11,112	$10,702
7/22	$10,777	$11,391	$10,719
8/22	$10,798	$11,095	$10,710
9/22	$10,775	$10,617	$10,681
10/22	$10,789	$10,500	$10,683
11/22	$10,841	$10,892	$10,716
12/22	$10,897	$10,855	$10,762
1/23	$11,002	$11,192	$10,802
2/23	$11,026	$10,917	$10,814
3/23	$11,042	$11,173	$10,895
4/23	$11,105	$11,241	$10,920
5/23	$11,135	$11,124	$10,932
6/23	$11,199	$11,107	$10,962
7/23	$11,254	$11,118	$11,015
8/23	$11,311	$11,051	$11,062
9/23	$11,356	$10,788	$11,103
10/23	$11,392	$10,625	$11,154
11/23	$11,473	$11,104	$11,224
12/23	$11,556	$11,525	$11,302
1/24	$11,616	$11,497	$11,346
2/24	$11,664	$11,360	$11,362
3/24	$11,724	$11,471	$11,408
4/24	$11,761	$11,203	$11,436
5/24	$11,822	$11,389	$11,492
6/24	$11,872	$11,493	$11,541
7/24	$11,946	$11,754	$11,619
8/24	$12,021	$11,927	$11,693
9/24	$12,081	$12,090	$11,769
10/24	$12,117	$11,816	$11,778
11/24	$12,164	$11,940	$11,817
12/24	$12,211	$11,760	$11,872
1/25	$12,258	$11,831	$11,913
2/25	$12,315	$12,075	$11,958
3/25	$12,349	$12,073	$12,004
4/25	$12,393	$12,115	$12,054
5/25	$12,437	$12,054	$12,070
6/25	$12,494	$12,242	$12,120
7/25	$12,525	$12,224	$12,144
8/25	$12,594	$12,371	$12,214
9/25	$12,637	$12,502	$12,265

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	4.60%	3.23%	2.37%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg 9-12 Months Short Treasury Index	4.22%	2.57%	2.06%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$677,342,749
# of Portfolio Holdings	214
Portfolio Turnover Rate	127%
Total Advisory Fees Paid	$1,266,383

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.1%
Commercial Mortgage-Backed Securities	4.7%
Short-Term Investments	6.0%
Collateralized Mortgage Obligations	10.1%
U.S. Treasury Obligations	16.2%
Asset-Backed Securities	17.6%
Corporate Bonds	44.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

AAA
13.8%
AA
35.9%
A
20.4%
BBB
26.1%
BB
1.2%
B
0.2%
Not Rated
0.5%
Cash
1.9%

Value	Value
Cash	1.9%
Not Rated	0.5%
B	0.2%
BB	1.2%
BBB	26.1%
A	20.4%
AA	35.9%
AAA	13.8%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CULAX-TSR-AR

Calvert Ultra-Short Duration Income Fund

Class I CULIX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Ultra-Short Duration Income Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$47	0.46%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg 9-12 Months Short Treasury Index (the Index):

↑ Overweight position and strong security selection in investment grade corporates, particularly within financials, were the largest contributor to relative performance

↑ Securitized credit exposures, especially Asset-Backed and Commercial Mortgage-Backed Securities, contributed to returns supported by consistent performance over the period

↓ Curve positioning was the only marginal detractor to relative performance. There were no sector-level detractors this year

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Bloomberg 9-12 Months Short Treasury Index
9/15	$1,000,000	$1,000,000	$1,000,000
12/15	$1,002,335	$994,545	$998,777
3/16	$1,005,281	$1,025,077	$1,002,121
6/16	$1,013,679	$1,051,051	$1,005,125
9/16	$1,020,874	$1,061,107	$1,005,884
12/16	$1,024,601	$1,033,436	$1,006,656
3/17	$1,029,624	$1,044,733	$1,008,195
6/17	$1,034,113	$1,060,629	$1,009,645
9/17	$1,038,762	$1,071,325	$1,012,602
12/17	$1,042,604	$1,075,709	$1,013,547
3/18	$1,045,269	$1,060,578	$1,016,544
6/18	$1,051,780	$1,057,711	$1,020,900
9/18	$1,058,363	$1,060,582	$1,025,608
12/18	$1,057,305	$1,072,968	$1,032,851
3/19	$1,071,966	$1,108,612	$1,041,242
6/19	$1,080,694	$1,143,113	$1,050,319
9/19	$1,087,427	$1,167,378	$1,056,396
12/19	$1,094,980	$1,172,661	$1,062,626
3/20	$1,048,027	$1,187,915	$1,078,767
6/20	$1,089,652	$1,233,232	$1,079,317
9/20	$1,093,916	$1,245,411	$1,080,144
12/20	$1,104,887	$1,261,494	$1,080,614
3/21	$1,107,949	$1,222,990	$1,081,415
6/21	$1,111,625	$1,247,003	$1,081,578
9/21	$1,113,658	$1,247,936	$1,081,928
12/21	$1,112,446	$1,247,580	$1,080,602
3/22	$1,103,434	$1,171,300	$1,073,964
6/22	$1,093,495	$1,111,162	$1,070,225
9/22	$1,100,210	$1,061,685	$1,068,142
12/22	$1,112,224	$1,085,489	$1,076,229
3/23	$1,127,710	$1,117,271	$1,089,511
6/23	$1,144,386	$1,110,713	$1,096,225
9/23	$1,161,206	$1,078,770	$1,110,333
12/23	$1,182,407	$1,152,499	$1,130,194
3/24	$1,200,305	$1,147,110	$1,140,830
6/24	$1,216,173	$1,149,285	$1,154,061
9/24	$1,238,403	$1,209,032	$1,176,851
12/24	$1,252,521	$1,175,995	$1,187,222
3/25	$1,267,383	$1,207,254	$1,200,355
6/25	$1,283,078	$1,224,153	$1,212,020
9/25	$1,298,579	$1,250,196	$1,226,544

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	4.86%	3.49%	2.64%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg 9-12 Months Short Treasury Index	4.22%	2.57%	2.06%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$677,342,749
# of Portfolio Holdings	214
Portfolio Turnover Rate	127%
Total Advisory Fees Paid	$1,266,383

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.1%
Commercial Mortgage-Backed Securities	4.7%
Short-Term Investments	6.0%
Collateralized Mortgage Obligations	10.1%
U.S. Treasury Obligations	16.2%
Asset-Backed Securities	17.6%
Corporate Bonds	44.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash	1.9%
Not Rated	0.5%
B	0.2%
BB	1.2%
BBB	26.1%
A	20.4%
AA	35.9%
AAA	13.8%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CULIX-TSR-AR

Calvert Ultra-Short Duration Income Fund

Class R6 CULRX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Ultra-Short Duration Income Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$43	0.42%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg 9-12 Months Short Treasury Index (the Index):

↑ Overweight position and strong security selection in investment grade corporates, particularly within financials, were the largest contributor to relative performance

↑ Securitized credit exposures, especially Asset-Backed and Commercial Mortgage-Backed Securities, contributed to returns supported by consistent performance over the period

↓ Curve positioning was the only marginal detractor to relative performance. There were no sector-level detractors this year

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	Bloomberg 9-12 Months Short Treasury Index
9/15	$5,000,000	$5,000,000	$5,000,000
10/15	$5,004,813	$5,015,983	$4,999,348
11/15	$5,013,276	$4,997,691	$4,993,473
12/15	$5,011,673	$4,972,724	$4,993,886
1/16	$5,008,136	$5,027,618	$5,003,239
2/16	$5,004,274	$5,063,331	$5,004,324
3/16	$5,026,403	$5,125,385	$5,010,603
4/16	$5,049,475	$5,160,305	$5,015,695
5/16	$5,062,210	$5,164,336	$5,013,841
6/16	$5,068,393	$5,255,253	$5,025,627
7/16	$5,085,424	$5,298,558	$5,025,666
8/16	$5,094,824	$5,304,274	$5,026,035
9/16	$5,104,370	$5,305,534	$5,029,419
10/16	$5,113,827	$5,270,337	$5,032,337
11/16	$5,117,096	$5,151,874	$5,030,296
12/16	$5,123,007	$5,167,178	$5,033,279
1/17	$5,132,636	$5,185,408	$5,040,452
2/17	$5,144,358	$5,225,417	$5,042,938
3/17	$5,148,120	$5,223,667	$5,040,975
4/17	$5,157,992	$5,267,009	$5,044,273
5/17	$5,163,902	$5,307,646	$5,045,908
6/17	$5,170,566	$5,303,146	$5,048,223
7/17	$5,180,199	$5,329,560	$5,055,525
8/17	$5,186,890	$5,375,542	$5,061,082
9/17	$5,193,808	$5,356,623	$5,063,012
10/17	$5,202,907	$5,363,055	$5,065,041
11/17	$5,207,993	$5,354,939	$5,064,853
12/17	$5,213,653	$5,378,546	$5,067,736
1/18	$5,221,225	$5,326,789	$5,072,615
2/18	$5,225,200	$5,276,280	$5,074,495
3/18	$5,230,592	$5,302,892	$5,082,718
4/18	$5,239,940	$5,267,509	$5,087,158
5/18	$5,253,971	$5,296,234	$5,097,593
6/18	$5,261,625	$5,288,553	$5,104,498
7/18	$5,273,106	$5,299,621	$5,112,367
8/18	$5,285,458	$5,325,731	$5,123,332
9/18	$5,295,573	$5,302,910	$5,128,039
10/18	$5,295,997	$5,258,549	$5,137,578
11/18	$5,292,214	$5,282,199	$5,148,973
12/18	$5,283,908	$5,364,842	$5,164,257
1/19	$5,320,804	$5,438,812	$5,179,042
2/19	$5,344,518	$5,444,740	$5,189,772
3/19	$5,357,879	$5,543,060	$5,206,211
4/19	$5,381,706	$5,550,818	$5,216,164
5/19	$5,394,846	$5,635,849	$5,231,091
6/19	$5,402,081	$5,715,564	$5,251,593
7/19	$5,420,136	$5,732,577	$5,256,391
8/19	$5,426,807	$5,862,290	$5,275,408
9/19	$5,441,753	$5,836,892	$5,281,981
10/19	$5,453,122	$5,855,751	$5,300,088
11/19	$5,463,882	$5,854,580	$5,303,743
12/19	$5,474,613	$5,863,304	$5,313,132
1/20	$5,490,563	$5,968,538	$5,324,821
2/20	$5,500,529	$6,057,906	$5,348,274
3/20	$5,245,648	$5,939,573	$5,393,834
4/20	$5,330,679	$6,058,552	$5,395,186
5/20	$5,387,313	$6,115,138	$5,394,791
6/20	$5,448,979	$6,166,162	$5,396,585
7/20	$5,438,164	$6,274,476	$5,398,805
8/20	$5,465,486	$6,238,296	$5,399,586
9/20	$5,476,431	$6,227,053	$5,400,719
10/20	$5,487,295	$6,204,796	$5,400,958
11/20	$5,509,521	$6,285,765	$5,402,598
12/20	$5,526,352	$6,307,471	$5,403,072
1/21	$5,537,479	$6,267,825	$5,404,936
2/21	$5,542,827	$6,186,952	$5,405,618
3/21	$5,547,827	$6,114,952	$5,407,073
4/21	$5,552,455	$6,166,371	$5,407,638
5/21	$5,562,490	$6,189,892	$5,408,617
6/21	$5,566,827	$6,235,017	$5,407,888
7/21	$5,565,269	$6,297,624	$5,409,038
8/21	$5,568,765	$6,293,421	$5,409,680
9/21	$5,572,004	$6,239,678	$5,409,638
10/21	$5,570,061	$6,234,578	$5,408,742
11/21	$5,562,627	$6,242,109	$5,406,905
12/21	$5,566,500	$6,237,900	$5,403,008
1/22	$5,559,160	$6,101,139	$5,391,024
2/22	$5,546,072	$6,017,957	$5,385,857
3/22	$5,521,879	$5,856,502	$5,369,819
4/22	$5,510,207	$5,638,069	$5,363,687
5/22	$5,505,116	$5,669,091	$5,374,754
6/22	$5,472,604	$5,555,809	$5,351,123
7/22	$5,499,479	$5,695,493	$5,359,619
8/22	$5,516,831	$5,547,431	$5,354,833
9/22	$5,506,748	$5,308,427	$5,340,709
10/22	$5,514,868	$5,250,182	$5,341,503
11/22	$5,542,927	$5,445,942	$5,358,207
12/22	$5,573,167	$5,427,445	$5,381,144
1/23	$5,622,003	$5,595,807	$5,400,924
2/23	$5,641,500	$5,458,308	$5,406,810
3/23	$5,651,317	$5,586,356	$5,447,553
4/23	$5,678,783	$5,620,482	$5,459,873
5/23	$5,701,241	$5,562,210	$5,465,774
6/23	$5,729,621	$5,553,566	$5,481,123
7/23	$5,765,158	$5,559,087	$5,507,428
8/23	$5,789,627	$5,525,611	$5,531,027
9/23	$5,814,405	$5,393,852	$5,551,663
10/23	$5,839,844	$5,312,738	$5,577,192
11/23	$5,883,187	$5,551,837	$5,611,905
12/23	$5,921,197	$5,762,497	$5,650,972
1/24	$5,959,330	$5,748,706	$5,672,853
2/24	$5,984,946	$5,679,782	$5,680,822
3/24	$6,016,488	$5,735,549	$5,704,149
4/24	$6,036,713	$5,601,518	$5,717,831
5/24	$6,069,786	$5,694,370	$5,745,858
6/24	$6,096,612	$5,746,426	$5,770,303
7/24	$6,136,411	$5,876,857	$5,809,320
8/24	$6,169,932	$5,963,370	$5,846,432
9/24	$6,208,688	$6,045,161	$5,884,255
10/24	$6,222,327	$5,907,858	$5,889,118
11/24	$6,254,272	$5,970,143	$5,908,249
12/24	$6,280,026	$5,879,976	$5,936,109
1/25	$6,305,566	$5,915,408	$5,956,390
2/25	$6,336,415	$6,037,713	$5,979,124
3/25	$6,355,126	$6,036,272	$6,001,773
4/25	$6,372,949	$6,057,592	$6,026,837
5/25	$6,397,494	$6,026,869	$6,034,833
6/25	$6,427,966	$6,120,766	$6,060,099
7/25	$6,452,167	$6,112,028	$6,072,090
8/25	$6,482,779	$6,185,444	$6,106,911
9/25	$6,506,294	$6,250,980	$6,132,718

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	4.79%	3.50%	2.67%
Bloomberg U.S. Universal Index	3.40%	0.08%	2.26%
Bloomberg 9-12 Months Short Treasury Index	4.22%	2.57%	2.06%
Footnote	Description
Footnote[1]	Class R6 performance prior to 10/3/17 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$677,342,749
# of Portfolio Holdings	214
Portfolio Turnover Rate	127%
Total Advisory Fees Paid	$1,266,383

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.1%
Commercial Mortgage-Backed Securities	4.7%
Short-Term Investments	6.0%
Collateralized Mortgage Obligations	10.1%
U.S. Treasury Obligations	16.2%
Asset-Backed Securities	17.6%
Corporate Bonds	44.3%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash	1.9%
Not Rated	0.5%
B	0.2%
BB	1.2%
BBB	26.1%
A	20.4%
AA	35.9%
AAA	13.8%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed and mortgage-backed securities). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P, Fitch and Kroll scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CULRX-TSR-AR

(b) Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Edward Ramos, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2024 and September 30, 2025 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/24	%*	9/30/25	%*
Audit Fees	$188,000	0%	$191,800	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$0	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$188,000	0%	$191,800	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/24		Fiscal Year ended 9/30/25
$	%*	$	%*
$18,490	0%	$18,490	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 7 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Calvert
Core Bond Fund
Annual Financial Statements and
Additional Information
September 30, 2025

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2025
Calvert
Core Bond Fund
Item 8 of Form N-CSR is Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Calvert
Core Bond Fund
September 30, 2025
Schedule of Investments

Asset-Backed Securities — 14.8%

Security	Principal Amount* (000's omitted)	Value
AASET, Series 2024-1A, Class A1, 6.261%, 5/16/49(1)	3,134	$ 3,242,963
Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class A2, 6.09%, 12/20/29(1)	915	924,599
Amur Equipment Finance Receivables XIII LLC, Series 2024-1A, Class A2, 5.38%, 1/21/31(1)	1,020	1,031,555
Auxilior Term Funding LLC, Series 2023-1A, Class A2, 6.18%, 12/15/28(1)	597	601,487
Avis Budget Rental Car Funding AESOP LLC:
Series 2022-3A, Class A, 4.62%, 2/20/27(1)	536	536,270
Series 2024-3A, Class A, 5.23%, 12/20/30(1)	1,675	1,730,100
Cajun Global LLC, Series 2025-1A, Class A2, 6.554%, 2/20/55(1)	1,655	1,701,510
Castlelake Aircraft Structured Trust, Series 2025-1A, Class A, 5.783%, 2/15/50(1)	4,628	4,705,546
Chase Auto Credit Linked Notes, Series 2025-1, Class B, 4.753%, 2/25/33(1)	3,746	3,763,709
Chesapeake Funding II LLC, Series 2024-1A, Class A1, 5.52%, 5/15/36(1)	1,928	1,952,669
Clarus Capital Funding LLC, Series 2024-1A, Class A2, 4.71%, 8/20/32(1)	1,755	1,761,723
Cloud Capital Holdco LP, Series 2024-1A, Class A2, 5.781%, 11/22/49(1)	4,565	4,640,552
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	160	148,460
Cologix Data Centers U.S. Issuer LLC, Series 2021-1A, Class A2, 3.30%, 12/26/51(1)	3,000	2,929,327
Crockett Partners Equipment Co. IIA LLC, Series 2024-1C, Class A, 6.05%, 1/20/31(1)	2,235	2,268,716
DataBank Issuer II LLC, Series 2025-1A, Class A2, 5.18%, 9/27/55(1)	3,115	3,123,901
DataBank Issuer LLC, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	1,105	1,073,652
DB Master Finance LLC:
Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	1,512	1,496,787
Series 2021-1A, Class A2I, 2.045%, 11/20/51(1)	3,268	3,182,491
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A, 1.76%, 4/15/49(1)	852	817,514
Diamond Issuer LLC, Series 2021-1A, Class A, 2.305%, 11/20/51(1)	490	466,551
Driven Brands Funding LLC:
Series 2019-1A, Class A2, 4.641%, 4/20/49(1)	609	609,310
Series 2019-2A, Class A2, 3.981%, 10/20/49(1)	3,471	3,447,771
Enterprise Fleet Financing LLC:
Series 2023-1, Class A2, 5.51%, 1/22/29(1)	675	677,138
Series 2024-1, Class A2, 5.23%, 3/20/30(1)	1,045	1,054,453
Series 2024-2, Class A2, 5.74%, 12/20/26(1)	1,830	1,839,453
Series 2024-2, Class A3, 5.61%, 4/20/28(1)	1,225	1,249,413
FHF Issuer Trust, Series 2023-2A, Class A2, 6.79%, 10/15/29(1)	858	868,638
Security	Principal Amount* (000's omitted)	Value
FIGRE Trust, Series 2025-HE5, Class A, 5.285%, 8/25/55(1)(2)	1,143	$ 1,159,076
Gilead Aviation LLC, Series 2025-1A, Class A, 5.789%, 3/15/50(1)	2,648	2,708,889
GLS Auto Select Receivables Trust:
Series 2023-2A, Class A2, 6.37%, 6/15/28(1)	367	369,725
Series 2024-1A, Class A2, 5.24%, 3/15/30(1)	966	973,660
Series 2024-2A, Class A2, 5.58%, 6/17/30(1)	510	516,394
GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class A, 2.31%, 10/20/48(1)	105	89,538
Goto Foods Funding LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	413	412,809
Horizon Aircraft Finance IV Ltd., Series 2024-1, Class A, 5.375%, 9/15/49(1)	3,610	3,653,061
JP Morgan Mortgage Trust, Series 2024-HE1, Class A1, 5.889%, (30-day SOFR Average + 1.50%), 8/25/54(1)(3)	2,396	2,405,465
LAD Auto Receivables Trust, Series 2024-1A, Class A3, 5.23%, 1/18/28(1)	984	986,458
Lendbuzz Securitization Trust:
Series 2024-1A, Class A2, 6.19%, 8/15/29(1)	1,823	1,835,136
Series 2024-3A, Class A2, 4.97%, 10/15/29(1)	1,726	1,727,997
Series 2025-1A, Class A2, 5.10%, 10/15/30(1)	3,535	3,540,074
Series 2025-2A, Class A2, 5.18%, 5/15/30(1)	5,800	5,818,447
Mercury Financial Credit Card Master Trust, Series 2024-2A, Class A, 6.56%, 7/20/29(1)	4,339	4,374,247
Mosaic Solar Loan Trust:
Series 2020-2A, Class C, 3.00%, 8/20/46(1)	482	441,732
Series 2022-2A, Class C, 5.95%, 1/21/53(1)	850	280,267
Series 2023-2A, Class B, 2.09%, 4/22/47(1)	1,108	826,393
Mosaic Solar Loans LLC:
Series 2017-1A, Class A, 4.45%, 6/20/42(1)	297	287,845
Series 2017-2A, Class A, 3.82%, 6/22/43(1)	1,101	1,037,956
Navigator Aviation Ltd.:
Series 2024-1, Class A, 5.40%, 8/15/49(1)	3,481	3,490,720
Series 2025-1, Class A, 5.107%, 10/15/50(1)	2,300	2,313,110
Neighborly Issuer LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	5,003	4,746,345
NextGear Floorplan Master Owner Trust, Series 2024-1A, Class A2, 5.12%, 3/15/29(1)	1,717	1,744,075
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	84	82,178
OBX Trust, Series 2025-HE1, Class A1, 5.956%, (30-day SOFR Average + 1.60%), 2/25/55(1)(3)	2,399	2,422,617
Octane Receivables Trust:
Series 2023-1A, Class A, 5.87%, 5/21/29(1)	39	38,771
Series 2024-RVM1, Class A, 5.01%, 1/22/46(1)	4,212	4,270,740
OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.13%, 5/14/35(1)	3,071	3,068,795
Oportun Funding Trust, Series 2024-3, Class A, 5.26%, 8/15/29(1)	1,408	1,409,395

1
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	557	$ 545,787
Series 2021-C, Class A, 2.18%, 10/8/31(1)	517	507,046
Series 2025-A, Class A, 5.01%, 2/8/33(1)	5,595	5,603,736
Oscar U.S. Funding XVI LLC, Series 2024-1A, Class A2, 5.48%, 2/10/27(1)	1,044	1,046,220
Pagaya AI Debt Selection Trust, Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	1	410
PEAC Solutions Receivables LLC:
Series 2024-1A, Class A2, 5.79%, 6/21/27(1)	1,429	1,441,962
Series 2024-2A, Class A2, 4.74%, 4/20/27(1)	1,443	1,445,821
PFS Financing Corp., Series 2024-B, Class A, 4.95%, 2/15/29(1)	4,290	4,343,335
PK ALIFT Loan Funding 3 LP, Series 2024-1, Class A1, 5.842%, 9/15/39(1)	1,490	1,527,309
PK ALIFT Loan Funding 7 LP, Series 2025-2, Class A, 4.75%, 3/15/43(1)(4)	2,367	2,373,237
Planet Fitness Master Issuer LLC:
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	589	566,048
Series 2024-1A, Class A2I, 5.765%, 6/5/54(1)	3,690	3,765,724
Post Road Equipment Finance LLC, Series 2024-1A, Class A2, 5.59%, 11/15/29(1)	689	692,476
Reach ABS Trust, Series 2024-2A, Class A, 5.88%, 7/15/31(1)	1,029	1,034,519
Retained Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2A, 5.00%, 9/15/48(1)	3,548	3,554,795
ServiceMaster Funding LLC, Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	321	284,952
SERVPRO Master Issuer LLC, Series 2024-1A, Class A2, 6.174%, 1/25/54(1)	2,462	2,548,393
Sierra Timeshare Receivables Funding LLC, Series 2024-1A, Class A, 5.15%, 1/20/43(1)	423	427,782
SoFi Consumer Loan Program Trust, Series 2025-1, Class B, 5.12%, 2/27/34(1)	1,900	1,923,030
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.877%, 3/26/46(1)	1,450	1,429,841
Subway Funding LLC, Series 2024-3A, Class A2I, 5.246%, 7/30/54(1)	2,383	2,387,663
Sunnova Helios II Issuer LLC:
Series 2019-AA, Class A, 3.75%, 6/20/46(1)	949	882,207
Series 2021-B, Class A, 1.62%, 7/20/48(1)	1,248	1,094,728
Sunnova Helios IV Issuer LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	216	192,817
Sunnova Helios IX Issuer LLC, Series 2022-B, Class A, 5.00%, 8/20/49(1)	341	304,707
Sunnova Helios V Issuer LLC, Series 2021-A, Class A, 1.80%, 2/20/48(1)	290	229,342
Sunnova Helios VII Issuer LLC, Series 2021-C, Class B, 2.33%, 10/20/48(1)	581	397,261
Sunnova Helios XII Issuer LLC:
Series 2023-B, Class A, 5.30%, 8/22/50(1)	1,776	1,650,265
Series 2023-B, Class B, 5.60%, 8/22/50(1)	1,797	1,441,559
Security	Principal Amount* (000's omitted)		Value
Sunnova Sol Issuer LLC, Series 2020-1A, Class B, 5.54%, 2/1/55(1)		2,059	$ 1,752,467
Sunrun Demeter Issuer LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)		137	123,219
Sunrun Jupiter Issuer LLC, Series 2022-1A, Class A, 4.75%, 7/30/57(1)		559	536,764
Tesla Auto Lease Trust, Series 2023-B, Class A3, 6.13%, 9/21/26(1)		391	391,381
Tesla Lease Electric Vehicle Securitization LLC, Series 2025-A, Class A3, 4.27%, 11/20/28(1)		3,900	3,907,086
Tricolor Auto Securitization Trust, Series 2024-2A, Class A, 6.36%, 12/15/27(1)		394	378,859
Truist Bank Auto Credit-Linked Notes, Series 2025-1, Class B, 4.728%, 9/26/33(1)		2,455	2,459,743
Vantage Data Centers Germany Borrower Lux SARL, Series 2025-1A, Class A2, 4.292%, 6/28/50(1)	EUR	3,327	3,984,223
Vantage Data Centers LLC, Series 2021-1A, Class A2, 2.165%, 10/15/46(1)		140	136,363
Wendy's Funding LLC, Series 2019-1A, Class A2I, 3.783%, 6/15/49(1)		622	618,649
Westlake Automobile Receivables Trust:
Series 2024-1A, Class B, 5.55%, 11/15/27(1)		1,622	1,633,281
Series 2024-1A, Class C, 5.65%, 2/15/29(1)		925	936,465
Wheels Fleet Lease Funding 1 LLC, Series 2024-3A, Class A1, 4.80%, 9/19/39(1)		1,692	1,709,644
Wingspire Equipment Finance LLC, Series 2024-1A, Class A2, 4.99%, 9/20/32(1)		1,683	1,693,588
Total Asset-Backed Securities (identified cost $171,443,388)			$172,782,877

Collateralized Mortgage Obligations — 4.6%

Security	Principal Amount (000's omitted)	Value
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(5)	$410	$ 399,938
Champs Trust:
Series 2024-2, Class A, 8.741%, 11/25/59(1)(2)	1,218	1,274,726
Series 2025-2, Class A, 8.04%, 10/25/60(1)(2)	2,968	3,076,628
CHNGE Mortgage Trust:
Series 2023-2, Class A3, 7.436% to 5/25/26, 6/25/58(1)(5)	328	331,235
Series 2023-4, Class A1, 7.573% to 8/25/26, 9/25/58(1)(5)	991	1,008,163
FARM Mortgage Trust:
Series 2024-1, Class A1, 4.694%, 10/1/53(1)(2)	2,418	2,404,373
Series 2024-2, Class A, 5.191%, 8/1/54(1)(2)	2,230	2,237,107
Federal Home Loan Mortgage Corp.:
Series 5324, Class MZ, 6.00%, 7/25/53	126	129,773
Series 5483, Class FB, 5.786%, (30-day SOFR Average + 1.43%), 12/25/54(3)	4,319	4,342,119

2
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 5529, Class AF, 5.356%, (30-day SOFR Average + 1.00%), 3/25/55(3)	$4,986	$ 4,989,285
Series 5556, Class FA, 5.506%, (30-day SOFR Average + 1.15%), 7/25/55(3)	4,821	4,830,487
Federal Home Loan Mortgage Corp. STACR REMICS Trust:
Series 2022-DNA2, Class M1A, 5.656%, (30-day SOFR Average + 1.30%), 2/25/42(1)(3)	55	54,890
Series 2024-HQA1, Class A1, 5.606%, (30-day SOFR Average + 1.25%), 3/25/44(1)(3)	2,320	2,335,340
Federal National Mortgage Association:
Series 2024-33, Class KF, 5.306%, (30-day SOFR Average + 0.95%), 1/25/54(3)	1,501	1,506,544
Series 2025-75, Class FA, 5.406%, (30-day SOFR Average + 1.05%), 9/25/55(3)	3,403	3,407,981
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R07, Class 1M1, 7.306%, (30-day SOFR Average + 2.95%), 6/25/42(1)(3)	867	891,333
Government National Mortgage Association:
Series 2023-84, Class DL, 6.00%, 6/20/53	464	482,741
Series 2023-84, Class MW, 6.00%, 6/20/53	492	513,073
Series 2023-101, Class FM, 5.289%, (30-day SOFR Average + 0.90%), 7/20/53(3)	5,040	5,040,273
Series 2025-2, Class FB, 5.439%, (30-day SOFR Average + 1.05%), 12/20/54(3)	5,078	5,088,759
NRZ Excess Spread-Collateralized Notes, Series 2025-FHT1, Class A, 6.545%, 3/25/32(1)	1,018	1,035,801
PNMAC GMSR Issuer Trust:
Series 2024-GT1, Class A, 7.358%, (1 mo. SOFR + 3.20%), 3/25/29(1)(3)	1,725	1,742,556
Series 2025-GT1, Class A, 6.608%, (1 mo. SOFR + 2.45%), 8/26/30(1)(3)	2,325	2,338,742
Provident Funding Mortgage Trust, Series 2025-3, Class A3, 6.00%, 8/25/55(1)(2)	2,460	2,504,653
Radian Mortgage Capital Trust, Series 2025-J3, Class A16, 6.00%, 12/25/55(1)(2)	1,614	1,642,000
Total Collateralized Mortgage Obligations (identified cost $53,219,979)		$53,608,520

Commercial Mortgage-Backed Securities — 9.6%

Security	Principal Amount (000’s omitted)	Value
BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class BNM, 3.465%, 11/5/32(1)	$2,875	$ 2,687,718
BFLD Commercial Mortgage Trust, Series 2024-UNIV, Class A, 5.643%, (1 mo. SOFR + 1.493%), 11/15/41(1)(3)	1,515	1,520,338
BFLD Mortgage Trust, Series 2024-VICT, Class A, 6.04%, (1 mo. SOFR + 1.89%), 7/15/41(1)(3)	2,921	2,934,623
BPR Trust, Series 2022-SSP, Class A, 7.15%, (1 mo. SOFR + 3.00%), 5/15/39(1)(3)	3,730	3,750,676
Security	Principal Amount (000’s omitted)	Value
BX Commercial Mortgage Trust, Series 2021-VOLT, Class B, 5.215%, (1 mo. SOFR + 1.064%), 9/15/36(1)(3)	$1,315	$ 1,311,403
BX Trust, Series 2025-GW, Class B, 6.00%, (1 mo. SOFR + 1.85%), 7/15/42(1)(3)	3,470	3,486,287
Durst Commercial Mortgage Trust, Series 2025-151, Class C, 6.019%, 8/10/42(1)(2)	3,180	3,234,615
Extended Stay America Trust:
Series 2021-ESH, Class A, 5.345%, (1 mo. SOFR + 1.194%), 7/15/38(1)(3)	4,531	4,534,445
Series 2021-ESH, Class B, 5.645%, (1 mo. SOFR + 1.494%), 7/15/38(1)(3)	1,965	1,966,734
Series 2021-ESH, Class C, 5.965%, (1 mo. SOFR + 1.814%), 7/15/38(1)(3)	2,052	2,054,085
Federal Home Loan Mortgage Corp., Series 2024-P016, Class A1, 4.768%, 3/25/29(2)	1,799	1,817,980
Federal National Mortgage Association:
Series 2017-M13, Class A2, 3.032%, 9/25/27(2)	2,613	2,560,725
Series 2018-M4, Class A2, 3.159%, 3/25/28(2)	6,104	5,983,731
Series 2018-M13, Class A2, 3.875%, 9/25/30(2)	640	629,718
Series 2019-M1, Class A2, 3.661%, 9/25/28(2)	6,512	6,421,404
Series 2019-M22, Class A2, 2.522%, 8/25/29	5,567	5,264,702
Series 2020-M1, Class A2, 2.444%, 10/25/29	4,000	3,742,668
Series 2023-M1S, Class A2, 4.648%, 4/25/33(2)	3,414	3,421,162
FS Commercial Mortgage Trust, Series 2023-4SZN, Class A, 7.066%, 11/10/39(1)	1,312	1,342,519
Great Wolf Trust:
Series 2024-WLF2, Class A, 5.841%, (1 mo. SOFR + 1.691%), 5/15/41(1)(3)	1,745	1,750,579
Series 2024-WOLF, Class A, 5.692%, (1 mo. SOFR + 1.542%), 3/15/39(1)(3)	5,061	5,076,427
Hawaii Hotel Trust, Series 2025-MAUI, Class A, 5.543%, (1 mo. SOFR + 1.393%), 3/15/42(1)(3)	2,230	2,234,398
HLTN Commercial Mortgage Trust, Series 2024-DPLO, Class A, 5.792%, (1 mo. SOFR + 1.642%), 6/15/41(1)(3)	4,340	4,353,005
HYT Commercial Mortgage Trust:
Series-2024-RGCY, Class A, 5.992%, (1 mo. SOFR + 1.841%), 9/15/41(1)(3)	2,202	2,208,287
Series-2024-RGCY, Class C, 6.99%, (1 mo. SOFR + 2.84%), 9/15/41(1)(3)	1,717	1,723,245
INTOWN Mortgage Trust:
Series 2025-STAY, Class B, 5.90%, (1 mo. SOFR + 1.75%), 3/15/42(1)(3)	1,215	1,214,831
Series 2025-STAY, Class C, 6.40%, (1 mo. SOFR + 2.25%), 3/15/42(1)(3)	3,957	3,958,178
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC, Class C, 5.816%, (1 mo. SOFR + 1.664%), 4/15/38(1)(3)	1,500	1,500,915
JW Commercial Mortgage Trust, Series 2024-MRCO, Class B, 6.091%, (1 mo. SOFR + 1.941%), 6/15/39(1)(3)	2,225	2,232,679
MHC Commercial Mortgage Trust:
Series 2021-MHC, Class A, 5.065%, (1 mo. SOFR + 0.915%), 4/15/38(1)(3)	498	498,680

3
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
MHC Commercial Mortgage Trust: (continued)
Series 2021-MHC, Class B, 5.365%, (1 mo. SOFR + 1.215%), 4/15/38(1)(3)	$832	$ 833,337
NRTH Mortgage Trust, Series 2024-PARK, Class A, 5.792%, (1 mo. SOFR + 1.641%), 3/15/39(1)(3)	5,790	5,785,076
NYC Trust, Series 2024-3ELV, Class A, 6.141%, (1 mo. SOFR + 1.991%), 8/15/29(1)(3)	3,454	3,475,024
ORL Trust:
Series 2024-GLKS, Class A, 5.643%, (1 mo. SOFR + 1.493%), 12/15/39(1)(3)	4,158	4,165,132
Series 2024-GLKS, Class B, 6.042%, (1 mo. SOFR + 1.892%), 12/15/39(1)(3)	1,141	1,143,718
PENN Commercial Mortgage Trust, Series 2025-P11, Class A, 5.522%, 8/10/42(1)(2)	2,350	2,394,980
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, 5.542%, (1 mo. SOFR + 1.392%), 5/15/39(1)(3)	3,055	3,050,994
TX Trust, Series 2024-HOU, Class A, 5.742%, (1 mo. SOFR + 1.591%), 6/15/39(1)(3)	3,190	3,188,970
Willowbrook Mall, Series 2025-WBRK, Class C, 6.278%, 3/5/35(1)(2)	2,320	2,348,496
Total Commercial Mortgage-Backed Securities (identified cost $111,287,350)		$111,802,484

Corporate Bonds — 28.2%

Security	Principal Amount (000’s omitted)	Value
Basic Materials — 0.0%†
South32 Treasury Ltd., 4.35%, 4/14/32(1)	$204	$ 196,001
		$ 196,001
Communications — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.40%, 12/1/61	$1,691	$ 1,172,564
4.80%, 3/1/50	6,021	4,771,905
McGraw-Hill Education, Inc., 7.375%, 9/1/31(1)	1,620	1,684,498
Zegona Finance PLC, 8.625%, 7/15/29(1)	1,881	2,005,767
		$9,634,734
Consumer, Cyclical — 2.2%
AS Mileage Plan IP Ltd.:
5.021%, 10/20/29(1)	$2,949	$2,951,854
5.308%, 10/20/31(1)	1,165	1,160,269
Delta Air Lines, Inc./SkyMiles IP Ltd.:
4.50%, 10/20/25(1)	73	72,723
4.75%, 10/20/28(1)	3,976	4,000,012
Ford Motor Credit Co. LLC:
5.303%, 9/6/29	280	279,382
5.875%, 11/7/29	1,365	1,389,195
Security	Principal Amount (000’s omitted)	Value
Consumer, Cyclical (continued)
Ford Motor Credit Co. LLC: (continued)
7.35%, 11/4/27	$487	$ 508,021
7.35%, 3/6/30	1,606	1,719,571
General Motors Financial Co., Inc.:
5.85%, 4/6/30	1,855	1,940,862
5.95%, 4/4/34	782	812,458
Hyundai Capital America, 4.50%, 9/18/30(1)	3,884	3,867,201
Stellantis Finance U.S., Inc., 6.45%, 3/18/35(1)	2,825	2,897,516
Toyota Motor Credit Corp., 4.65%, 1/5/29	3,977	4,052,593
		$25,651,657
Consumer, Non-cyclical — 1.8%
Biogen, Inc., 6.45%, 5/15/55	$2,881	$3,091,261
Centene Corp., 2.50%, 3/1/31	4,474	3,856,762
Conservation Fund, 3.474%, 12/15/29	190	179,158
Ford Foundation, 2.415%, 6/1/50	270	162,914
Kaiser Foundation Hospitals, 3.15%, 5/1/27	224	221,311
LifePoint Health, Inc., 9.875%, 8/15/30(1)	1,540	1,669,649
Merck & Co., Inc., 2.45%, 6/24/50	591	355,010
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 5/19/53	7,351	7,108,952
Pfizer, Inc., 2.625%, 4/1/30	460	431,511
Royalty Pharma PLC, 5.20%, 9/25/35	869	868,597
Smithfield Foods, Inc., 5.20%, 4/1/29(1)	3,337	3,382,517
		$21,327,642
Energy — 0.2%
TerraForm Power Operating LLC, 4.75%, 1/15/30(1)	$1,894	$1,832,059
		$1,832,059
Financial — 17.0%
ABN AMRO Bank NV, 4.988% to 12/3/27, 12/3/28(1)(6)	$1,400	$1,422,231
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7.00%, 1/15/31(1)	1,660	1,716,470
Ally Financial, Inc., 5.543% to 1/17/30, 1/17/31(6)	1,970	2,007,881
American International Group, Inc.:
4.85%, 5/7/30	1,211	1,239,632
5.45%, 5/7/35	3,590	3,742,083
American National Global Funding:
5.25%, 6/3/30(1)	1,575	1,607,302
5.55%, 1/28/30(1)	735	757,687
American National Group, Inc.:
5.75%, 10/1/29	1,266	1,310,398
6.144%, 6/13/32(1)	879	922,774
Andrew W. Mellon Foundation, 0.947%, 8/1/27	300	283,496
Apollo Global Management, Inc., 5.15%, 8/12/35	1,745	1,754,479
Athene Global Funding, 4.86%, 8/27/26(1)	4,356	4,385,532
Athene Holding Ltd., 6.625%, 5/19/55	2,099	2,248,330
Banco Santander SA:
1.722% to 9/14/26, 9/14/27(6)	1,000	975,972

4
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Banco Santander SA: (continued)
4.175% to 3/24/27, 3/24/28(6)	$200	$ 199,745
5.294%, 8/18/27	400	407,768
5.538% to 3/14/29, 3/14/30(6)	1,800	1,865,054
Bank of America Corp.:
2.592% to 4/29/30, 4/29/31(6)	11,444	10,608,332
5.933% to 9/15/26, 9/15/27(6)	5,980	6,080,180
Bank of New York Mellon, 4.729% to 4/20/28, 4/20/29(6)	3,640	3,700,541
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero BBVA Mexico:
7.625% to 2/11/30, 2/11/35(1)(6)	1,185	1,249,582
8.125% to 1/8/34, 1/8/39(1)(6)	1,895	2,067,437
BNP Paribas SA:
5.125% to 1/13/28, 1/13/29(1)(6)	4,013	4,093,946
7.75% to 8/16/29(1)(6)(7)	244	259,067
Brookfield Asset Management Ltd.:
5.795%, 4/24/35	3,159	3,311,083
6.077%, 9/15/55	3,104	3,223,088
CaixaBank SA:
6.037% to 6/15/34, 6/15/35(1)(6)	830	882,472
6.84% to 9/13/33, 9/13/34(1)(6)	2,074	2,312,140
Charles Schwab Corp., 2.45%, 3/3/27	1,060	1,037,421
CI Financial Corp., 7.50%, 5/30/29(1)	3,625	3,864,837
Citadel LP, 6.375%, 1/23/32(1)	3,826	4,051,852
Citigroup, Inc., 4.00% to 12/10/25(6)(7)	710	708,102
Citizens Financial Group, Inc., 5.253% to 3/5/30, 3/5/31(6)	520	533,087
COPT Defense Properties LP, 2.75%, 4/15/31	1,715	1,553,528
CTR Partnership LP/CareTrust Capital Corp., 3.875%, 6/30/28(1)	2,550	2,482,299
Danske Bank AS, 5.427% to 3/1/27, 3/1/28(1)(6)	1,980	2,014,395
Enact Holdings, Inc., 6.25%, 5/28/29	3,420	3,578,103
EPR Properties:
3.60%, 11/15/31	895	826,582
3.75%, 8/15/29	410	394,834
4.95%, 4/15/28	2,009	2,024,991
Essent Group Ltd., 6.25%, 7/1/29	665	697,027
Fortitude Global Funding, 4.625%, 10/6/28(1)(4)	2,812	2,815,285
Fortitude Group Holdings LLC, 6.25%, 4/1/30(1)	1,068	1,109,623
Global Atlantic Fin Co.:
3.125%, 6/15/31(1)	2,994	2,705,042
6.75%, 3/15/54(1)	3,757	3,981,078
7.95%, 6/15/33(1)	34	39,429
Goldman Sachs Group, Inc., 5.218% to 4/23/30, 4/23/31(6)	3,355	3,470,125
HA Sustainable Infrastructure Capital, Inc., 6.375%, 7/1/34	7,454	7,589,697
HAT Holdings I LLC/HAT Holdings II LLC:
3.375%, 6/15/26(1)	95	94,093
3.75%, 9/15/30(1)(8)	600	553,711
Healthpeak OP LLC, 4.75%, 1/15/33	1,989	1,977,173
ING Groep NV, 5.525% to 3/25/35, 3/25/36(6)	2,791	2,896,993
Intact Financial Corp., 5.459%, 9/22/32(1)	2,068	2,132,567
Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Intesa Sanpaolo SpA:
7.00%, 11/21/25(1)	$400	$ 401,471
8.248% to 11/21/32, 11/21/33(1)(6)	3,724	4,396,346
Jefferies Financial Group, Inc., 6.20%, 4/14/34	2,351	2,500,516
JPMorgan Chase & Co.:
3.54% to 5/1/27, 5/1/28(6)	1,100	1,090,803
4.493% to 3/24/30, 3/24/31(6)	799	806,834
5.103% to 4/22/30, 4/22/31(6)(8)	4,162	4,300,715
5.581% to 4/22/29, 4/22/30(6)	4,777	4,990,997
LPL Holdings, Inc.:
4.00%, 3/15/29(1)	1,689	1,653,349
4.375%, 5/15/31(1)(8)	750	726,440
5.75%, 6/15/35	2,160	2,216,779
Marex Group PLC, 6.404%, 11/4/29	3,838	3,959,305
Metropolitan Life Global Funding I, 4.85%, 1/8/29(1)	3,992	4,077,893
Nationwide Building Society, 5.537% to 7/14/35, 7/14/36(1)(6)	1,916	1,971,108
NLG Global Funding:
4.35%, 9/15/30(1)	2,800	2,772,414
5.40%, 1/23/30(1)	110	114,025
Nuveen LLC, 5.85%, 4/15/34(1)	2,747	2,892,371
PNC Financial Services Group, Inc., 5.575% to 1/29/35, 1/29/36(6)	275	287,040
Principal Financial Group, Inc., 4.625%, 9/15/42	308	282,526
Raymond James Financial, Inc.:
4.90%, 9/11/35	6,750	6,679,597
5.65%, 9/11/55	2,296	2,280,540
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/1/31(1)	3,782	3,534,936
Royal Bank of Canada:
4.696% to 8/6/30, 8/6/31(6)	6,224	6,308,776
4.97% to 5/2/30, 5/2/31(6)(8)	1,500	1,536,737
5.153% to 2/4/30, 2/4/31(6)	3,116	3,211,602
Societe Generale SA:
5.512% to 5/22/30, 5/22/31(1)(6)	1,699	1,748,494
6.10% to 4/13/32, 4/13/33(1)(6)	957	1,009,198
Stellantis Financial Services U.S. Corp., 5.40%, 9/15/30(1)	552	553,411
Stifel Financial Corp., 4.00%, 5/15/30	328	321,612
Swedbank AB:
5.337%, 9/20/27(1)	425	435,429
6.136%, 9/12/26(1)	2,031	2,069,576
Synovus Bank/Columbus, GA:
4.00% to 10/29/25, 10/29/30(6)	320	318,996
5.625%, 2/15/28	611	623,915
Synovus Financial Corp., 6.168% to 11/1/29, 11/1/30(6)	3,218	3,341,892
Toronto-Dominion Bank, 8.125% to 10/31/27, 10/31/82(6)	2,368	2,506,056
UBS Group AG:
2.095% to 2/11/31, 2/11/32(1)(6)	1,745	1,540,113
9.016% to 11/15/32, 11/15/33(1)(6)	424	531,408

5
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Westpac New Zealand Ltd., 5.132%, 2/26/27(1)	$2,419	$ 2,455,427
		$ 198,215,223
Government - Multinational — 3.0%
Asian Infrastructure Investment Bank:
4.125%, 1/18/29	$2,750	$ 2,787,891
4.25%, 3/13/34	4,115	4,162,610
European Investment Bank, 3.25%, 11/15/27	13,000	12,897,323
Inter-American Development Bank, 3.50%, 9/14/29	2,200	2,182,339
International Bank for Reconstruction & Development:
3.875%, 2/14/30	4,250	4,271,642
4.00%, 1/10/31	8,000	8,065,758
		$34,367,563
Industrial — 0.7%
Hexcel Corp., 5.875%, 2/26/35	$3,500	$3,662,250
Masterbrand, Inc., 7.00%, 7/15/32(1)	2,187	2,263,022
Westinghouse Air Brake Technologies Corp., 5.611%, 3/11/34	1,634	1,718,948
		$7,644,220
Technology — 1.2%
Apple, Inc., 3.45%, 2/9/45	$936	$743,614
Fiserv, Inc., 5.35%, 3/15/31	1,925	2,003,457
Foundry JV Holdco LLC, 5.90%, 1/25/33(1)	4,877	5,147,225
Kyndryl Holdings, Inc., 6.35%, 2/20/34(8)	2,035	2,175,723
Oracle Corp.:
3.60%, 4/1/50	1,110	781,955
5.20%, 9/26/35	2,379	2,393,006
Playtika Holding Corp., 4.25%, 3/15/29(1)	460	422,756
Qorvo, Inc., 3.375%, 4/1/31(1)	975	896,680
		$14,564,416
Utilities — 1.3%
Algonquin Power & Utilities Corp., 5.365%, 6/15/26	$4,895	$4,931,306
Consolidated Edison Co. of New York, Inc., 4.00%, 11/15/57	420	324,250
Engie SA, 5.625%, 4/10/34(1)	3,400	3,545,558
MidAmerican Energy Co., 5.35%, 1/15/34	294	307,526
New England Power Co., 5.936%, 11/25/52(1)	502	522,716
NextEra Energy Capital Holdings, Inc., 5.45%, 3/15/35	4,885	5,055,276
Northern States Power Co., 2.60%, 6/1/51	198	124,158
Terraform Global Operating LP, 6.125%, 3/1/26(1)	86	85,166
		$14,895,956
Total Corporate Bonds (identified cost $319,918,306)		$328,329,471

Exchange-Traded Funds — 0.4%

Security	Shares	Value
Fixed-Income Funds — 0.4%
Calvert Ultra-Short Investment Grade ETF(9)	95,000	$ 4,817,925
Total Exchange-Traded Funds (identified cost $4,831,100)		$ 4,817,925

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28(10)(11)	$2,000	$ 2,024,520
Total High Social Impact Investments (identified cost $2,000,000)		$ 2,024,520

Sovereign Government Bonds — 0.7%

Security	Principal Amount (000’s omitted)	Value
Germany — 0.4%
Kreditanstalt fuer Wiederaufbau, 4.375%, 2/28/34	$4,539	$ 4,638,428
		$ 4,638,428
Netherlands — 0.3%
Nederlandse Waterschapsbank NV, 1.00%, 5/28/30(1)	$3,400	$ 2,991,590
		$ 2,991,590
Total Sovereign Government Bonds (identified cost $7,476,131)		$ 7,630,018

Taxable Municipal Obligations — 0.2%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.1%
Massachusetts, Green Bonds, 3.277%, 6/1/46	$1,300	$ 1,037,583
		$ 1,037,583
Special Tax Revenue — 0.0%†
California Health Facilities Financing Authority, (No Place Like Home Program):
Social Bonds, 2.984%, 6/1/33	$155	$ 140,179
Social Bonds, 3.034%, 6/1/34	110	98,025
		$ 238,204

6
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Water and Sewer — 0.1%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$555	$ 487,149
		$ 487,149
Total Taxable Municipal Obligations (identified cost $2,215,394)		$ 1,762,936

U.S. Government Agencies and Instrumentalities — 0.0%†

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
3.435%, 8/1/34	$145	$ 132,452
3.485%, 8/1/35	85	77,094
3.585%, 8/1/37	150	134,379
Total U.S. Government Agencies and Instrumentalities (identified cost $406,702)		$ 343,925

U.S. Government Agency Mortgage-Backed Securities — 29.2%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
3.00%, 4/1/51	$196	$ 174,115
5.00%, with various maturities to 2054	12,874	12,788,049
5.50%, with various maturities to 2055	63,891	64,496,674
6.00%, 6/1/53	193	198,176
Federal National Mortgage Association:
2.00%, 4/1/51	129	106,708
3.00%, 7/1/49	99	88,844
4.50%, with various maturities to 2052	3,555	3,468,285
5.00%, with various maturities to 2055	16,487	16,399,284
5.50%, with various maturities to 2055	29,848	30,144,737
7.00%, 6/1/53	178	187,803
Government National Mortgage Association II:
2.50%, with various maturities to 2051	469	400,234
5.50%, 6/20/53	1,565	1,600,443
6.00%, with various maturities to 2053	342	353,153
7.00%, 6/20/53	589	618,015
Uniform Mortgage-Backed Security:
4.00%, 30-Year, TBA(12)	9,680	9,124,535
5.00%, 30-Year, TBA(12)	127,993	126,948,059
5.50%, 30-Year, TBA(12)	71,837	72,445,930
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $340,088,147)		$339,543,044

U.S. Treasury Obligations — 21.1%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
2.25%, 8/15/46	$86	$ 57,405
2.875%, 8/15/45	4,040	3,070,952
3.00%, 5/15/45	2,378	1,851,310
3.875%, 5/15/43	11,690	10,592,055
4.00%, 11/15/52	1,798	1,591,511
4.50%, 2/15/36	60	62,009
4.50%, 2/15/44	5,455	5,336,737
4.50%, 11/15/54	1,866	1,797,095
4.75%, 11/15/43	7,200	7,278,750
4.75%, 2/15/45	4,469	4,498,583
4.75%, 11/15/53	6,350	6,362,650
U.S. Treasury Notes:
1.125%, 8/31/28	807	751,613
1.125%, 2/15/31	271	236,866
1.25%, 8/15/31	13	11,245
4.00%, 2/28/30	17,337	17,540,643
4.00%, 2/15/34	3,781	3,771,917
4.125%, 2/28/27	2,136	2,149,058
4.125%, 11/30/29	35,968	36,551,777
4.25%, 12/31/26	14,616	14,711,917
4.25%, 5/15/35	11,888	11,999,450
4.375%, 5/15/34	449	459,480
4.50%, 11/15/33	8,820	9,120,948
4.625%, 2/15/35	8,721	9,065,279
4.875%, 11/30/25	63,650	63,727,227
5.00%, 10/31/25	33,575	33,596,530
Total U.S. Treasury Obligations (identified cost $245,165,864)		$246,193,007

7
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Schedule of Investments — continued

Short-Term Investments — 9.0%
Affiliated Fund — 8.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.05%(13)	100,512,062	$ 100,512,062
Total Affiliated Fund (identified cost $100,512,062)		$ 100,512,062
Securities Lending Collateral — 0.4%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.18%(14)	4,885,638	$ 4,885,638
Total Securities Lending Collateral (identified cost $4,885,638)		$ 4,885,638
Total Short-Term Investments (identified cost $105,397,700)		$ 105,397,700
Total Investments — 118.0% (identified cost $1,363,450,061)		$1,374,236,427
Other Assets, Less Liabilities — (18.0)%		$ (209,780,175)
Net Assets — 100.0%		$1,164,456,252

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
†	Amount is less than 0.05% or (0.05)%, as applicable.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2025, the aggregate value of these securities is $400,019,795 or 34.4% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2025.
(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2025.
(4)	When-issued security.
(5)	Step coupon security. Interest rate represents the rate in effect at September 30, 2025.
(6)	Security converts to variable rate after the indicated fixed-rate coupon period.
(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(8)	All or a portion of this security was on loan at September 30, 2025. The aggregate market value of securities on loan at September 30, 2025 was $9,022,556.
(9)	Affiliated fund (see Note 8).
(10)	May be deemed to be an affiliated company (see Note 8).
(11)	Restricted security. Total market value of restricted securities amounts to $2,024,520, which represents 0.2% of the net assets of the Fund as of September 30, 2025.
(12)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(13)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of September 30, 2025.
(14)	Represents investment of cash collateral received in connection with securities lending.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	4,037,460	EUR	3,409,988	Bank of America, N.A.	12/17/25	$16,406	$ —
						$16,406	$ —
8
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	1,721	Long	12/31/25	$187,925,134	$121,749
U.S. 10-Year Treasury Note	232	Long	12/19/25	26,100,000	104,580
U.S. Long Treasury Bond	749	Long	12/19/25	87,328,719	1,702,163
U.S. Ultra 10-Year Treasury Note	412	Long	12/19/25	47,412,188	49,020
U.S. 2-Year Treasury Note	(474)	Short	12/31/25	(98,780,860)	(68,696)
U.S. Ultra-Long Treasury Bond	(83)	Short	12/19/25	(9,965,188)	(212,997)
					$1,695,819
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28	12/15/23	$2,000,000
		$2,000,000

Abbreviations:
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
TBA	– To Be Announced

Currency Abbreviations:
EUR	– Euro
USD	– United States Dollar
9
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Statement of Assets and Liabilities

September 30, 2025
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $1,256,106,899) - including $9,022,556 of securities on loan	$1,266,881,920
Investments in securities of affiliated issuers, at value (identified cost $107,343,162)	107,354,507
Receivable for open forward foreign currency exchange contracts	16,406
Cash	1,027,783
Deposits at broker for futures contracts	6,079,241
Deposits for forward commitment securities	950,000
Receivable for investments sold	36,319,269
Receivable for capital shares sold	1,860,450
Interest receivable	9,255,441
Dividends and interest receivable - affiliated	599,937
Securities lending income receivable	918
Receivable from affiliates	82,685
Trustees' deferred compensation plan	65,214
Total assets	$1,430,493,771
Liabilities
Payable for variation margin on open futures contracts	$155,686
Payable for investments purchased	7,123,448
Payable for when-issued/forward commitment securities	251,248,985
Payable for capital shares redeemed	1,777,951
Distributions payable	42,296
Deposits for securities loaned	4,885,638
Payable to affiliates:
Investment advisory fee	268,733
Administrative fee	114,555
Distribution and service fees	28,004
Sub-transfer agency fee	3,673
Trustees' deferred compensation plan	65,214
Accrued expenses	323,336
Total liabilities	$266,037,519
Net Assets	$1,164,456,252
Sources of Net Assets
Paid-in capital	$1,168,688,540
Accumulated loss	(4,232,288)
Net Assets	$1,164,456,252
Class A Shares
Net Assets	$136,748,428
Shares Outstanding	8,568,563
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.96
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$16.50
Class I Shares
Net Assets	$868,454,985
Shares Outstanding	54,340,767
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.98
10
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Statement of Assets and Liabilities — continued

September 30, 2025
Class R6 Shares
Net Assets	$159,252,839
Shares Outstanding	9,968,263
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.98

On sales of $100,000 or more, the offering price of Class A shares is reduced.
11
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Statement of Operations

Year Ended
September 30, 2025
Investment Income
Dividend income - affiliated issuers	$7,122,427
Interest income	50,267,188
Interest income - affiliated issuers	100,000
Securities lending income, net	29,175
Total investment income	$57,518,790
Expenses
Investment advisory fee	$3,402,541
Administrative fee	1,361,017
Distribution and service fees:
Class A	315,140
Trustees' fees and expenses	62,368
Custodian fees	41,360
Transfer agency fees and expenses	800,841
Accounting fees	252,050
Professional fees	83,425
Registration fees	93,362
Reports to shareholders	92,569
Miscellaneous	116,044
Total expenses	$6,620,717
Waiver and/or reimbursement of expenses by affiliates	$(966,880)
Net expenses	$5,653,837
Net investment income	$51,864,953
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$3,259,881
Futures contracts	(11,263,291)
Foreign currency transactions	87,306
Forward foreign currency exchange contracts	(139,113)
Net realized loss	$(8,055,217)
Change in unrealized appreciation (depreciation):
Investment securities	$(6,480,576)
Investment securities - affiliated issuers	(8,235)
Futures contracts	1,768,308
Foreign currency	5
Forward foreign currency exchange contracts	16,406
Net change in unrealized appreciation (depreciation)	$(4,704,092)
Net realized and unrealized loss	$(12,759,309)
Net increase in net assets from operations	$39,105,644
12
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Statements of Changes in Net Assets

	Year Ended September 30,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$51,864,953	$41,646,693
Net realized gain (loss)	(8,055,217)	10,119,604
Net change in unrealized appreciation (depreciation)	(4,704,092)	43,594,019
Net increase in net assets from operations	$39,105,644	$95,360,316
Distributions to shareholders:
Class A	$(5,480,302)	$(3,457,668)
Class I	(40,214,476)	(35,217,132)
Class R6	(6,122,619)	(2,608,932)
Total distributions to shareholders	$(51,817,397)	$(41,283,732)
Capital share transactions:
Class A	$39,119,779	$34,252,384
Class I	(7,173,206)	254,681,872
Class R6	50,188,146	106,034,294
Net increase in net assets from capital share transactions	$82,134,719	$394,968,550
Net increase in net assets	$69,422,966	$449,045,134
Net Assets
At beginning of year	$1,095,033,286	$645,988,152
At end of year	$1,164,456,252	$1,095,033,286
13
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Financial Highlights

	Class A
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$16.16	$15.16	$15.59	$19.49	$19.97
Income (Loss) From Operations
Net investment income(1)	$0.68	$0.71	$0.57	$0.29	$0.30
Net realized and unrealized gain (loss)	(0.20)	0.99	(0.44)	(3.03)	0.06
Total income (loss) from operations	$0.48	$1.70	$0.13	$(2.74)	$0.36
Less Distributions
From net investment income	$(0.68)	$(0.70)	$(0.56)	$(0.30)	$(0.30)
From net realized gain	—	—	—	(0.86)	(0.54)
Total distributions	$(0.68)	$(0.70)	$(0.56)	$(1.16)	$(0.84)
Net asset value — End of year	$15.96	$16.16	$15.16	$15.59	$19.49
Total Return(2)	3.13%	11.45%	0.76%	(14.78)%	1.79%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$136,748	$98,463	$59,235	$43,106	$50,647
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.81%	0.83%	0.84%	0.91%	0.97%
Net expenses	0.72%(4)	0.74%(4)	0.74%(4)	0.74%(4)	0.80%
Net investment income	4.35%	4.51%	3.64%	1.65%	1.52%
Portfolio Turnover	421%(5)	376%(5)	226%(5)	175%(5)	195%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to 0.02% of average daily net assets for the year ended September 30, 2025 and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
14
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$16.18	$15.18	$15.61	$19.51	$20.00
Income (Loss) From Operations
Net investment income(1)	$0.72	$0.74	$0.63	$0.35	$0.36
Net realized and unrealized gain (loss)	(0.20)	1.00	(0.46)	(3.04)	0.04
Total income (loss) from operations	$0.52	$1.74	$0.17	$(2.69)	$0.40
Less Distributions
From net investment income	$(0.72)	$(0.74)	$(0.60)	$(0.35)	$(0.35)
From net realized gain	—	—	—	(0.86)	(0.54)
Total distributions	$(0.72)	$(0.74)	$(0.60)	$(1.21)	$(0.89)
Net asset value — End of year	$15.98	$16.18	$15.18	$15.61	$19.51
Total Return(2)	3.39%	11.64%	1.09%	(14.55)%	1.99%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$868,455	$887,028	$586,705	$132,749	$42,399
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.56%	0.58%	0.59%	0.66%	0.72%
Net expenses	0.47%(4)	0.49%(4)	0.49%(4)	0.49%(4)	0.55%
Net investment income	4.60%	4.74%	4.02%	2.07%	1.81%
Portfolio Turnover	421%(5)	376%(5)	226%(5)	175%(5)	195%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to 0.02% of average daily net assets for the year ended September 30, 2025 and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
15
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Financial Highlights — continued

	Class R6
	Year Ended September 30,		Period Ended September 30, 2023(1)
	2025	2024
Net asset value — Beginning of period	$16.17	$15.18	$15.79
Income (Loss) From Operations
Net investment income(2)	$0.73	$0.75	$0.17
Net realized and unrealized gain (loss)	(0.19)	0.98	(0.61)
Total income (loss) from operations	$0.54	$1.73	$(0.44)
Less Distributions
From net investment income	$(0.73)	$(0.74)	$(0.17)
Total distributions	$(0.73)	$(0.74)	$(0.17)
Net asset value — End of period	$15.98	$16.17	$15.18
Total Return(3)	3.49%	11.68%	(2.78)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$159,253	$109,542	$49
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.49%	0.55%	0.56%(6)
Net expenses	0.44%(7)	0.46%(7)	0.46%(6)(7)
Net investment income	4.62%	4.79%	4.41%(6)
Portfolio Turnover	421%(8)	376%(8)	226%(8)(9)

(1)	For the period from the commencement of operations, June 30, 2023, to September 30, 2023.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to 0.02% of average daily net assets for the year ended September 30, 2025 and less than 0.005% of average daily net assets for the year ended September 30, 2024 and the period ended September 30, 2023).
(8)	Includes the effect of To Be Announced (TBA) transactions.
(9)	For the year ended September 30, 2023.
16
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Core Bond Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek total return with an emphasis on income. The Fund invests primarily in investment grade, U.S. dollar denominated securities.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
17

Calvert
Core Bond Fund
September 30, 2025
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2025, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$172,782,877	$ —	$172,782,877
Collateralized Mortgage Obligations	—	53,608,520	—	53,608,520
Commercial Mortgage-Backed Securities	—	111,802,484	—	111,802,484
Corporate Bonds	—	328,329,471	—	328,329,471
Exchange-Traded Funds	4,817,925	—	—	4,817,925
High Social Impact Investments	—	2,024,520	—	2,024,520
Sovereign Government Bonds	—	7,630,018	—	7,630,018
Taxable Municipal Obligations	—	1,762,936	—	1,762,936
U.S. Government Agencies and Instrumentalities	—	343,925	—	343,925
U.S. Government Agency Mortgage-Backed Securities	—	339,543,044	—	339,543,044
U.S. Treasury Obligations	—	246,193,007	—	246,193,007
Short-Term Investments:
Affiliated Fund	100,512,062	—	—	100,512,062
Securities Lending Collateral	4,885,638	—	—	4,885,638
Total Investments	$110,215,625	$1,264,020,802	$ —	$1,374,236,427
Forward Foreign Currency Exchange Contracts	$ —	$16,406	$ —	$16,406
Futures Contracts	1,977,512	—	—	1,977,512
Total	$112,193,137	$1,264,037,208	$ —	$1,376,230,345
Liability Description
Futures Contracts	$(281,693)	$ —	$ —	$(281,693)
Total	$(281,693)	$ —	$ —	$(281,693)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
18

Calvert
Core Bond Fund
September 30, 2025
Notes to Financial Statements — continued

E  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
L  Segment Reporting— During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.30% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2025, the investment advisory fee amounted to $3,402,541.
19

Calvert
Core Bond Fund
September 30, 2025
Notes to Financial Statements — continued

The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley, and in other affiliated funds. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund and in other affiliated funds. For the year ended September 30, 2025, the investment advisory fee paid was reduced by $238,883 relating to the Fund’s investment in the Liquidity Fund and in other affiliated funds.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.74%, 0.49% and 0.46% for Class A, Class I and Class R6, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2026. For the year ended September 30, 2025, CRM waived and/or reimbursed expenses of $727,997.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2025, CRM was paid administrative fees of $1,361,017.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2025 amounted to $315,140 for Class A shares.
The Fund was informed that EVD received $7,907 as its portion of the sales charge on sales of Class A shares and $2,457 of contingent deferred sales charges paid by Class A shareholders for the year ended September 30, 2025.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2025, sub-transfer agency fees and expenses incurred to EVM amounted to $13,773 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $250,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $55,000 ($40,000 prior to January 1, 2025) annual fee, Committee chairs receive an additional $20,000 ($15,000 prior to January 1, 2025) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2025, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including paydowns, were $486,500,723 and $464,157,899, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $4,784,522,806 and $4,717,397,148, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2025 and September 30, 2024 was as follows:
	Year Ended September 30,
	2025	2024
Ordinary income	$51,817,397	$41,283,732
20

Calvert
Core Bond Fund
September 30, 2025
Notes to Financial Statements — continued

As of September 30, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$(14,809,704)
Late year ordinary losses	(8,199)
Net unrealized appreciation	10,627,911
Distributions payable	(42,296)
Accumulated loss	$(4,232,288)
At September 30, 2025, the Fund, for federal income tax purposes, had deferred capital losses of $14,809,704 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2025, $3,627,010 are short-term and $11,182,694 are long-term.
Additionally, at September 30, 2025, the Fund had a late year ordinary loss of $8,199 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,363,608,522
Gross unrealized appreciation	$15,678,933
Gross unrealized depreciation	(5,051,028)
Net unrealized appreciation	$10,627,905
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the  amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2025 is included in the Schedule of Investments. At September 30, 2025, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Foreign Exchange Risk: During the year ended September 30, 2025, the Fund entered into forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates.
Interest Rate Risk: During the year ended September 30, 2025, the Fund used futures contracts to hedge interest rate risk and to manage duration.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2025, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the
21

Calvert
Core Bond Fund
September 30, 2025
Notes to Financial Statements — continued

counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow the counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement(s), which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2025, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Foreign Exchange	Interest Rate	Total
Accumulated loss	$ —	$1,977,512(1)	$1,977,512
Receivable for open forward foreign currency exchange contracts	16,406	—	16,406
Total Asset Derivatives	$16,406	$1,977,512	$1,993,918
Derivatives not subject to master netting or similar agreements	$—	$1,977,512	$1,977,512
Total Asset Derivatives subject to master netting or similar agreements	$16,406	$—	$16,406
Accumulated loss	$ —	$(281,693)(1)	$(281,693)
Total Liability Derivatives not subject to master netting or similar agreements	$—	$(281,693)	$(281,693)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of September 30, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$16,406	$ —	$ —	$ —	$16,406

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
22

Calvert
Core Bond Fund
September 30, 2025
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2025 was as follows:
Statement of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Forward foreign currency exchange contracts	$(139,113)	$ —	$(139,113)
Futures contracts	—	(11,263,291)	(11,263,291)
Total	$(139,113)	$(11,263,291)	$(11,402,404)
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$16,406	$ —	$16,406
Futures contracts	—	1,768,308	1,768,308
Total	$16,406	$1,768,308	$1,784,714
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2025, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$327,409,000	$17,442,000	$1,505,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2025, the total value of securities on loan, including accrued interest, was $9,174,720 and the total value of collateral received was $9,382,755, comprised of cash of $4,885,638 and U.S. government and/or agencies securities of $4,497,117.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2025.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$4,885,638	$ —	$ —	$ —	$4,885,638
23

Calvert
Core Bond Fund
September 30, 2025
Notes to Financial Statements — continued

The carrying amount of the liability for deposits for securities loaned at September 30, 2025 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2025.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended September 30, 2025. Effective October 21, 2025, the Fund renewed its line of credit agreement, which expires October 20, 2026, at substantially the same terms.
8  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board.
At September 30, 2025, the value of the Fund's investment in the Notes and in funds that may be deemed to be affiliated was $107,354,507, which represents 9.2% of the Fund's net assets. Transactions in such investments by the Fund for the year ended September 30, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount ($)/ Shares, end of period
Exchange-Traded Funds
Calvert Ultra-Short Investment Grade ETF	$ 2,535,000	$ 2,288,100	$ —	$ —	$(5,175)	$ 4,817,925	$ 159,749	95,000
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28(1)	2,027,580	—	—	—	(3,060)	2,024,520	100,000	$2,000,000
Short-Term Investments
Liquidity Fund	145,437,143	477,866,077	(522,791,158)	—	—	100,512,062	6,962,678	100,512,062
Total				$ —	$(8,235)	$107,354,507	$7,222,427

(1)	Restricted security.
24

Calvert
Core Bond Fund
September 30, 2025
Notes to Financial Statements — continued

9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares were as follows:
	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,592,917	$56,681,138	3,084,822	$48,291,028
Reinvestment of distributions	342,080	5,387,366	214,099	3,355,742
Shares redeemed	(1,460,402)	(22,948,725)	(1,111,381)	(17,394,386)
Net increase	2,474,595	$39,119,779	2,187,540	$34,252,384
Class I
Shares sold	22,957,342	$361,382,390	33,914,555	$532,158,935
Reinvestment of distributions	2,523,630	39,788,006	2,243,004	35,195,397
Shares redeemed	(25,962,292)	(408,343,602)	(19,974,978)	(312,672,460)
Net increase (decrease)	(481,320)	$(7,173,206)	16,182,581	$254,681,872
Class R6
Shares sold	5,415,188	$85,055,636	7,477,065	$117,154,384
Reinvestment of distributions	388,128	6,121,524	165,654	2,608,814
Shares redeemed	(2,607,547)	(40,989,014)	(873,427)	(13,728,904)
Net increase	3,195,769	$50,188,146	6,769,292	$106,034,294
25

Calvert
Core Bond Fund
September 30, 2025
Report of Independent Registered Public Accounting Firm

To the Shareholders of Calvert Core Bond Fund and Board of Trustees of The Calvert Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Core Bond Fund (the “Fund”), one of the funds constituting The Calvert Fund, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2025
We have served as the auditor of one or more Calvert investment companies since 2021.
26

Calvert
Core Bond Fund
September 30, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2025, the Fund designates 86.96% of distributions from net investment income as a 163(j) interest dividend.
27

Calvert
Core Bond Fund
September 30, 2025
Special Meeting of Shareholders (Unaudited)

The Calvert Fund held a Special Meeting of Shareholders on June 16, 2025 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to The Calvert Fund were as follows:
	Number of Shares
Nominee for Trustee	For	Withheld
Karen Fang	244,920,859	2,717,563
Von M. Hughes	242,676,853	4,961,569
Kim M. Keenan	244,897,013	2,741,410
Eddie Ramos	242,768,927	4,869,495
Carlton M. Waterhouse	242,776,862	4,861,560
Results are rounded to the nearest whole number.
28

Calvert
Core Bond Fund
September 30, 2025
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 9-10, 2025, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
29

Calvert
Core Bond Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Core Bond Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and a comparative benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2024. This performance data indicated that the Fund had outperformed the median of the Fund’s peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2024. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
30

Calvert
Core Bond Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) were below the median of the Fund’s expense group and the Fund’s total expenses (net of waivers and/or reimbursements) were above the median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser had waived or reimbursed a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not necessary at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
31

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CLDAX-NCSR 9.30.25

Calvert
Income Fund
Annual Financial Statements and
Additional Information
September 30, 2025

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2025
Calvert
Income Fund
Item 8 of Form N-CSR is Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Calvert
Income Fund
September 30, 2025
Schedule of Investments

Asset-Backed Securities — 10.3%

Security	Principal Amount* (000's omitted)		Value
AASET MT-1 Ltd., Series 2025-2A, Class B, 6.01%, 2/16/50(1)		2,234	$ 2,247,988
AASET Trust, Series 2025-1A, Class B, 6.576%, 2/16/50(1)		1,531	1,555,963
Avis Budget Rental Car Funding AESOP LLC, Series 2024-3A, Class C, 6.11%, 12/20/30(1)		2,240	2,304,355
Cajun Global LLC:
Series 2021-1, Class A2, 3.931%, 11/20/51(1)		2,849	2,812,413
Series 2025-1A, Class A2, 6.554%, 2/20/55(1)		1,460	1,501,030
Castlelake Aircraft Structured Trust:
Series 2025-1A, Class A, 5.783%, 2/15/50(1)		2,381	2,420,688
Series 2025-1A, Class C, 7.75%, 2/15/50(1)		3,288	3,308,385
Series 2025-2A, Class B, 6.303%, 8/15/50(1)		1,122	1,131,912
Cloud Capital Holdco LP, Series 2024-2A, Class A2, 5.923%, 11/22/49(1)		3,510	3,586,487
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)		2,441	2,269,564
Cologix Canadian Issuer LP, Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	2,700	1,894,831
Cologix Data Centers U.S. Issuer LLC:
Series 2021-1A, Class B, 3.79%, 12/26/51(1)		4,000	3,905,078
Series 2021-1A, Class C, 5.99%, 12/26/51(1)		2,900	2,872,159
DataBank Issuer II LLC, Series 2025-1A, Class B, 5.669%, 9/27/55(1)		1,945	1,953,640
DataBank Issuer LLC, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)		1,050	1,020,698
Diamond Infrastructure Funding LLC, Series 2021-1A, Class C, 3.475%, 4/15/49(1)		757	728,354
Driven Brands Funding LLC:
Series 2019-1A, Class A2, 4.641%, 4/20/49(1)		1,337	1,337,130
Series 2019-2A, Class A2, 3.981%, 10/20/49(1)		2,350	2,333,524
Seris 2020-2A, Class A2, 3.237%, 1/20/51(1)		2,455	2,375,106
FIGRE Trust, Series 2025-FL1, Class A1, 5.265% to 7/25/28, 7/25/55(1)(2)		3,229	3,252,396
Goddard Funding LLC, Series 2024-1A, Class A2, 6.834%, 10/30/54(1)		3,262	3,344,566
Goto Foods Funding LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)		2,130	2,130,092
Horizon Aircraft Finance IV Ltd., Series 2024-1, Class A, 5.375%, 9/15/49(1)		3,501	3,542,508
Jersey Mike's Funding LLC, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)		1,334	1,332,862
LoanDepot GMSR Trust:
Series 2025-GT1, Class A, 6.997%, (1 mo. SOFR + 2.85%), 5/16/30(1)(3)		1,829	1,833,625
Series 2025-GT1, Class B, 7.697%, (1 mo. SOFR + 3.55%), 5/16/30(1)(3)		1,445	1,449,184
Lunar Aircraft Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)		211	208,419
Series 2020-1A, Class C, 6.413%, 2/15/45(1)		20	19,151
Mosaic Solar Loan Trust:
Series 2020-1A, Class B, 3.10%, 4/20/46(1)		70	60,952
Security	Principal Amount* (000's omitted)		Value
Mosaic Solar Loan Trust: (continued)
Series 2022-2A, Class D, 8.29%, 1/21/53(1)		3,583	$ 426,502
Navigator Aviation Ltd.:
Series 2024-1, Class A, 5.40%, 8/15/49(1)		2,153	2,159,380
Series 2024-1, Class B, 6.09%, 8/15/49(1)		1,316	1,317,435
Series 2025-1, Class A, 5.107%, 10/15/50(1)		1,550	1,558,835
Neighborly Issuer LLC:
Series 2021-1A, Class A2, 3.584%, 4/30/51(1)		2,919	2,769,685
Series 2023-1A, Class A2, 7.308%, 1/30/53(1)		843	855,511
NRZ Excess Spread-Collateralized Notes:
Series 2021-FHT1, Class A, 3.104%, 7/25/26(1)		182	179,283
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)		1,109	1,085,612
Series 2024-FNT1, Class A, 7.398%, 11/25/31(1)		2,428	2,473,307
Oportun Funding Trust, Series 2024-3, Class B, 5.48%, 8/15/29(1)		1,312	1,315,852
Oportun Issuance Trust:
Series 2021-C, Class C, 3.61%, 10/8/31(1)		1,666	1,645,122
Series 2025-C, Class D, 5.91%, 7/8/33(1)		1,810	1,818,687
Pagaya AI Debt Selection Trust:
Series 2021-3, Class C, 3.27%, 5/15/29(1)		1,090	1,073,499
Series 2021-5, Class C, 3.93%, 8/15/29(1)		1,191	1,176,042
Planet Fitness Master Issuer LLC:
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)		2,427	2,332,120
Series 2024-1A, Class A2I, 5.765%, 6/5/54(1)		1,148	1,172,052
Prodigy Finance CM DAC, Series 2021-1A, Class D, 10.172%, (1 mo. SOFR + 6.014%), 7/25/51(1)(3)		422	435,181
Retained Vantage Data Centers Issuer LLC:
Series 2023-1A, Class A2B, 5.25%, 9/15/48(1)	CAD	3,274	2,376,858
Seris 2025-1A, Class B, 5.727%, 8/15/50(1)		2,025	2,039,020
Santander Bank Auto Credit-Linked Notes, Series 2024-B, Class F, 8.881%, 1/18/33(1)		1,845	1,870,411
ServiceMaster Funding LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)		612	577,829
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)		1,310	1,163,969
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)		4,628	4,585,538
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)		2,837	2,797,994
Subway Funding LLC:
Series 2024-3A, Class A2I, 5.246%, 7/30/54(1)		1,932	1,935,225
Series 2024-3A, Class A2II, 5.566%, 7/30/54(1)		1,603	1,611,634
Sunnova Helios II Issuer LLC, Series 2021-B, Class B, 2.01%, 7/20/48(1)		1,744	1,287,359
Sunnova Helios IV Issuer LLC, Series 2020-AA, Class B, 7.25%, 6/20/47(1)		3,249	2,543,098
Sunnova Helios V Issuer LLC, Series 2021-A, Class B, 3.15%, 2/20/48(1)		1,476	672,575
Sunnova Sol II Issuer LLC, Series 2020-2A, Class B, 5.47%, 11/1/55(1)		727	592,987
Sunnova Sol Issuer LLC, Series 2020-1A, Class B, 5.54%, 2/1/55(1)		3,679	3,131,583

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	299	$ 284,140
Theorem Funding Trust, Series 2022-2A, Class B, 9.27%, 12/15/28(1)	2,541	2,553,287
Truist Bank Auto Credit-Linked Notes, Series 2025-1, Class C, 6.807%, 9/26/33(1)	3,390	3,401,597
Vantage Data Centers LLC, Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	2,545	2,411,981
VB-S1 Issuer LLC, Series 2024-1A, Class F, 8.871%, 5/15/54(1)	1,395	1,447,843
Wendy's Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/48(1)	1,937	1,910,660
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	567	542,915
Series 2020-A, Class C, 6.657%, 3/15/45(1)	159	155,855
Willis Engine Structured Trust VII, Series 2023-A, Class A, 8.00%, 10/15/48(1)	841	872,362
Willis Engine Structured Trust VIII, Series 2025-A, Class B, 6.07%, 6/15/50(1)	1,586	1,613,964
Total Asset-Backed Securities (identified cost $128,909,976)		$124,907,849

Collateralized Mortgage Obligations — 6.0%

Security	Principal Amount (000's omitted)	Value
Center Street Lending Resi-Investor ABS Mortgage Trust, Series 2024-RTL1, Class A1, 6.892% to 5/25/27, 10/25/29(1)(2)	$3,770	$ 3,832,808
Champs Trust:
Series 2024-1, Class A, 8.978%, 7/25/59(1)(4)	1,622	1,684,790
Series 2024-2, Class A, 8.741%, 11/25/59(1)(4)	1,075	1,124,718
Series 2024-3, Class A, 8.293%, 1/25/60(1)(4)	1,181	1,233,337
Series 2025-2, Class A, 8.04%, 10/25/60(1)(4)	3,881	4,023,367
Eagle Re Ltd., Series 2021-2, Class M1C, 7.806%, (30-day SOFR Average + 3.45%), 4/25/34(1)(3)	1,257	1,268,887
Federal Home Loan Mortgage Corp.:
Series 5324, Class MZ, 6.00%, 7/25/53	183	188,760
Series 5413, Class MZ, 6.00%, 5/25/54	1,404	1,452,781
Series 5483, Class FB, 5.786%, (30-day SOFR Average + 1.43%), 12/25/54(3)	3,673	3,693,129
Federal Home Loan Mortgage Corp. STACR REMICS Trust:
Series 2019-DNA3, Class B2, 12.621%, (30-day SOFR Average + 8.264%), 7/25/49(1)(3)	500	563,326
Series 2020-DNA6, Class B1, 7.356%, (30-day SOFR Average + 3.00%), 12/25/50(1)(3)	900	963,164
Series 2021-DNA2, Class B2, 10.356%, (30-day SOFR Average + 6.00%), 8/25/33(1)(3)	1,959	2,399,853
Series 2022-DNA2, Class B2, 12.856%, (30-day SOFR Average + 8.50%), 2/25/42(1)(3)	980	1,062,980
Series 2022-DNA4, Class B2, 14.606%, (30-day SOFR Average + 10.25%), 5/25/42(1)(3)	2,870	3,217,513
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R01, Class 2B1, 8.821%, (30-day SOFR Average + 4.464%), 7/25/31(1)(3)	$1,084	$ 1,154,679
Series 2019-R06, Class 2B1, 8.221%, (30-day SOFR Average + 3.864%), 9/25/39(1)(3)	1,513	1,550,707
Series 2019-R07, Class 1B1, 7.871%, (30-day SOFR Average + 3.514%), 10/25/39(1)(3)	3,785	3,873,049
Series 2020-R02, Class 2B1, 7.471%, (30-day SOFR Average + 3.114%), 1/25/40(1)(3)	1,497	1,534,771
Series 2021-R01, Class 1B2, 10.356%, (30-day SOFR Average + 6.00%), 10/25/41(1)(3)	4,457	4,635,745
Series 2021-R02, Class 2B1, 7.656%, (30-day SOFR Average + 3.30%), 11/25/41(1)(3)	543	556,021
Government National Mortgage Association:
Series 2023-84, Class DL, 6.00%, 6/20/53	716	744,919
Series 2023-84, Class MW, 6.00%, 6/20/53	751	783,166
Series 2023-98, Class BW, 6.00%, 7/20/53	832	865,824
Series 2023-99, Class AL, 6.00%, 7/20/53	832	864,524
Series 2023-101, Class FM, 5.289%, (30-day SOFR Average + 0.90%), 7/20/53(3)	1,641	1,641,019
Series 2023-102, Class SG, 6.191%, (22.546% - 30-day SOFR Average x 3.727), 7/20/53(5)	797	861,131
Series 2023-116, Class CY, 6.00%, 8/20/53	1,959	2,037,157
Series 2023-164, Class EL, 6.00%, 11/20/53	970	1,005,201
Series 2023-173, Class AX, 6.00%, 11/20/53	855	886,034
Series 2024-46, Class AL, 6.00%, 3/20/54	898	933,879
Home Re Ltd., Series 2021-1, Class M2, 7.321%, (30-day SOFR Average + 2.964%), 7/25/33(1)(3)	1,154	1,160,887
LHOME Mortgage Trust:
Series 2023-RTL2, Class A1, 8.00% to 1/25/26, 6/25/28(1)(2)	603	605,821
Series 2023-RTL3, Class A1, 8.00% to 3/25/26, 8/25/28(1)(2)	1,080	1,084,393
Series 2023-RTL4, Class A1, 7.628% to 10/25/25, 11/25/28(1)(2)	975	983,479
Series 2024-RTL1, Class A1, 7.017% to 8/25/26, 1/25/29(1)(2)	1,590	1,602,775
NRZ Excess Spread-Collateralized Notes, Series 2025-FHT1, Class A, 6.545%, 3/25/32(1)	2,713	2,759,081
NYMT Loan Trust, Series 2024-BPL1, Class A1, 7.154% to 7/25/26, 2/25/29(1)(2)	2,010	2,021,420
PNMAC GMSR Issuer Trust:
Series 2024-GT1, Class A, 7.358%, (1 mo. SOFR + 3.20%), 3/25/29(1)(3)	1,615	1,631,437
Series 2025-GT1, Class A, 6.608%, (1 mo. SOFR + 2.45%), 8/26/30(1)(3)	2,410	2,424,245
Provident Funding Mortgage Trust, Series 2025-3, Class A3, 6.00%, 8/25/55(1)(4)	2,707	2,755,620
Radian Mortgage Capital Trust, Series 2025-J3, Class A16, 6.00%, 12/25/55(1)(4)	2,666	2,712,012

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Triangle Re Ltd., Series 2021-3, Class B1, 9.306%, (30-day SOFR Average + 4.95%), 2/25/34(1)(3)	$2,202	$ 2,265,974
Total Collateralized Mortgage Obligations (identified cost $71,312,022)		$ 72,644,383

Commercial Mortgage-Backed Securities — 6.0%

Security	Principal Amount* (000’s omitted)		Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(4)		11,165	$ 9,440,069
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(4)		4,545	3,251,852
BFLD Trust, Series 2025-FPM, Class B, 5.593%, 10/10/30(1)(4)		2,877	2,887,062
BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, 5.915%, (1 mo. SOFR + 1.764%), 9/15/36(1)(3)		4,904	4,890,973
BX Trust, Series 2025-GW, Class E, 7.80%, (1 mo. SOFR + 3.65%), 7/15/42(1)(3)		3,955	3,981,162
Caister Finance DAC, Series 1A, Class C, 6.817%, (SONIA + 2.84%), 8/17/35(1)(3)	GBP	2,101	2,832,624
CSMC Trust:
Series 2021-BPNY, Class A, 7.98%, (1 mo. SOFR + 3.829%), 8/15/26(1)(3)		4,285	4,072,809
Series 2022-CNTR, Class A, 8.095%, (1 mo. SOFR + 3.944%), 1/9/25(1)(3)		1,333	884,200
Durst Commercial Mortgage Trust, Series 2025-151, Class D, 7.018%, 8/10/42(1)(4)		2,757	2,839,135
Extended Stay America Trust:
Series 2021-ESH, Class D, 6.515%, (1 mo. SOFR + 2.364%), 7/15/38(1)(3)		4,941	4,948,971
Series 2025-151, Class F, (1 mo. SOFR + 4.10%), 10/15/42(1)(6)		1,150	1,159,796
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 7.721%, (30-day SOFR Average + 3.364%), 10/25/49(1)(3)		2,032	2,066,598
Series 2020-01, Class M10, 8.221%, (30-day SOFR Average + 3.864%), 3/25/50(1)(3)		2,760	2,814,090
Fontainebleau Miami Beach Mortgage Trust, Series 2024-FBLU, Class F, 8.40%, (1 mo. SOFR + 4.25%), 12/15/39(1)(3)		2,030	2,042,420
Great Wolf Trust, Series 2024-WLF2, Class D, 7.09%, (1 mo. SOFR + 2.939%), 5/15/41(1)(3)		2,954	2,975,152
HLTN Commercial Mortgage Trust, Series 2024-DPLO, Class C, 6.69%, (1 mo. SOFR + 2.54%), 6/15/41(1)(3)		315	316,444
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class E, 6.901%, 1/13/40(1)(4)		1,243	1,289,927
INTOWN Mortgage Trust:
Series 2025-STAY, Class C, 6.40%, (1 mo. SOFR + 2.25%), 3/15/42(1)(3)		1,030	1,030,307
Series 2025-STAY, Class D, 7.00%, (1 mo. SOFR + 2.85%), 3/15/42(1)(3)		1,802	1,804,533
Security	Principal Amount* (000’s omitted)		Value
INTOWN Mortgage Trust: (continued)
Series 2025-STAY, Class E, 8.00%, (1 mo. SOFR + 3.85%), 3/15/42(1)(3)		1,953	$ 1,957,292
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)		2,485	104,344
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(4)		1,120	17,628
NYC Commercial Mortgage Trust, Series 2025-3BP, Class D, 6.591%, (1 mo. SOFR + 2.441%), 2/15/42(1)(3)		1,935	1,927,649
ORL Trust, Series 2024-GLKS, Class F, 8.589%, (1 mo. SOFR + 4.438%), 12/15/39(1)(3)		3,060	3,055,025
PENN Commercial Mortgage Trust, Series 2025-P11, Class B, 6.125%, 8/10/42(1)(4)		1,475	1,503,797
TX Trust, Series 2024-HOU, Class E, 8.538%, (1 mo. SOFR + 4.387%), 6/15/39(1)(3)		2,908	2,927,720
U.K. Logistics DAC:
Series 2024-1A, Class D, 7.986%, (SONIA + 4.00%), 5/17/34(1)(3)	GBP	1,300	1,761,286
Series 2024-1A, Class E, 8.986%, (SONIA + 5.00%), 5/17/34(1)(3)	GBP	650	879,765
Wells Fargo Commercial Mortgage Trust:
Series 2025-1918, Class B, 6.013%, 9/15/40(1)(4)		880	885,319
Series 2025-1918, Class C, 6.692%, 9/15/40(1)(4)		940	946,214
Willowbrook Mall, Series 2025-WBRK, Class E, 6.278%, 3/5/35(1)(4)		1,410	1,331,242
Total Commercial Mortgage-Backed Securities (identified cost $78,254,227)			$72,825,405

Common Stocks — 0.1%

Security	Shares	Value
Energy — 0.1%
Enviva LLC(7)(8)	80,778	$ 1,413,615
Total Common Stocks (identified cost $485,071)		$ 1,413,615

Convertible Bonds — 0.6%

Security	Principal Amount (000's omitted)	Value
Communications — 0.1%
Liberty Media Corp.-Liberty Formula One, 2.25%, 8/15/27	$385	$ 511,472
Uber Technologies, Inc., 0.00%, 12/15/25	460	561,430
		$ 1,072,902
Consumer, Non-cyclical — 0.2%
Exact Sciences Corp., 1.75%, 4/15/31(1)	$510	$ 477,090
Ionis Pharmaceuticals, Inc., 1.75%, 6/15/28	485	672,028
Jazz Investments I Ltd., 3.125%, 9/15/30	445	529,105

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Consumer, Non-cyclical (continued)
Shift4 Payments, Inc., 0.50%, 8/1/27	$435	$ 429,163
		$ 2,107,386
Energy — 0.0%†
XPLR Infrastructure LP, 2.50%, 6/15/26(1)(9)	$505	$ 493,638
		$ 493,638
Financial — 0.1%
Barclays Bank PLC, 1.00%, 2/16/29	$480	$ 543,787
Digital Realty Trust LP, 1.875%, 11/15/29(1)	485	510,463
Federal Realty OP LP, 3.25%, 1/15/29(1)	470	478,460
		$1,532,710
Technology — 0.2%
Akamai Technologies, Inc., 1.125%, 2/15/29	$490	$460,845
Datadog, Inc., 0.00%, 12/1/29(1)(9)	560	555,800
DigitalOcean Holdings, Inc., 0.00%, 8/15/30(1)	500	558,440
ON Semiconductor Corp., 0.50%, 3/1/29	515	476,463
Parsons Corp., 2.625%, 3/1/29	505	576,963
		$2,628,511
Total Convertible Bonds (identified cost $7,364,070)		$7,835,147

Corporate Bonds — 47.2%

Security	Principal Amount* (000’s omitted)	Value
Basic Materials — 1.0%
Celanese U.S. Holdings LLC:
6.85%, 11/15/28	4,101	$ 4,259,219
7.20%, 11/15/33(9)	2,016	2,097,149
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	879	882,218
Olympus Water U.S. Holding Corp., 9.75%, 11/15/28(1)	2,280	2,394,285
South32 Treasury Ltd., 4.35%, 4/14/32(1)	2,596	2,494,211
		$ 12,127,082
Communications — 2.5%
Arches Buyer, Inc., 4.25%, 6/1/28(1)	2,250	$2,206,825
Bell Telephone Co. of Canada or Bell Canada, 6.875% to 6/15/30, 9/15/55(10)	2,400	2,493,072
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	2,300	2,279,749
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.40%, 12/1/61	1,957	1,357,012
4.80%, 3/1/50	6,967	5,521,651
Clear Channel Outdoor Holdings, Inc., 7.875%, 4/1/30(1)	2,170	2,280,130
Security	Principal Amount* (000’s omitted)	Value
Communications (continued)
Maya SAS/Paris France, 7.00%, 4/15/32(1)	2,160	$ 2,205,477
McGraw-Hill Education, Inc., 8.00%, 8/1/29(1)	2,235	2,278,088
Sprint LLC, 7.625%, 3/1/26	3,000	3,006,774
Videotron Ltd., 3.625%, 6/15/29(1)	3,200	3,103,202
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)	2,000	1,960,830
Zegona Finance PLC, 8.625%, 7/15/29(1)	1,799	1,918,328
		$ 30,611,138
Consumer, Cyclical — 3.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	813	$813,549
AS Mileage Plan IP Ltd.:
5.021%, 10/20/29(1)	2,556	2,558,473
5.308%, 10/20/31(1)	2,755	2,743,811
Champ Acquisition Corp., 8.375%, 12/1/31(1)	867	923,906
Clarios Global LP/Clarios U.S. Finance Co., 6.75%, 2/15/30(1)	1,978	2,044,866
Delta Air Lines, Inc./SkyMiles IP Ltd.:
4.50%, 10/20/25(1)	588	587,170
4.75%, 10/20/28(1)	5,800	5,835,028
Ferrellgas LP/Ferrellgas Finance Corp., 5.875%, 4/1/29(1)	2,297	2,139,465
Ford Motor Credit Co. LLC:
6.532%, 3/19/32(9)	3,257	3,390,583
7.35%, 3/6/30	3,875	4,149,026
General Motors Co., 5.15%, 4/1/38	3,000	2,871,630
General Motors Financial Co., Inc., 6.05%, 10/10/25	4,000	4,001,498
New Flyer Holdings, Inc., 9.25%, 7/1/30(1)	2,090	2,238,575
Sonic Automotive, Inc., 4.875%, 11/15/31(1)	2,250	2,153,175
Stellantis Finance U.S., Inc., 6.45%, 3/18/35(1)	2,785	2,856,490
		$39,307,245
Consumer, Non-cyclical — 3.0%
Biogen, Inc., 6.45%, 5/15/55	2,710	$2,907,781
Centene Corp.:
2.50%, 3/1/31	4,816	4,151,580
3.375%, 2/15/30	1,171	1,077,978
4.625%, 12/15/29	1,568	1,521,323
Edgewell Personal Care Co., 4.125%, 4/1/29(1)	2,309	2,199,522
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)(9)	1,901	1,802,510
Herc Holdings, Inc., 7.25%, 6/15/33(1)	2,155	2,251,322
ICON Investments Six DAC, 5.809%, 5/8/27	2,050	2,092,648
LifePoint Health, Inc.:
9.875%, 8/15/30(1)	850	921,560
10.00%, 6/1/32(1)(9)	1,925	2,023,577
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	2,280	2,234,560
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 5/19/53	6,591	6,373,977
Royalty Pharma PLC, 5.20%, 9/25/35	1,161	1,160,462
Smithfield Foods, Inc., 5.20%, 4/1/29(1)	3,181	3,224,389

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)		Value
Consumer, Non-cyclical (continued)
U.S. Acute Care Solutions LLC, 9.75%, 5/15/29(1)		2,132	$ 2,185,795
			$ 36,128,984
Diversified — 0.2%
Inversiones La Construccion SA, 4.75%, 2/7/32(11)		2,962	$ 2,855,730
			$ 2,855,730
Energy — 0.8%
Occidental Petroleum Corp., 5.375%, 1/1/32		3,700	$ 3,765,756
Raizen Fuels Finance SA:
5.70%, 1/17/35(1)		1,705	1,571,754
6.45%, 3/5/34(1)		937	909,487
6.95%, 3/5/54(1)		607	558,825
TerraForm Power Operating LLC, 4.75%, 1/15/30(1)		2,793	2,701,658
			$9,507,480
Financial — 29.9%
ABN AMRO Bank NV, 4.988% to 12/3/27, 12/3/28(1)(10)		1,600	$1,625,406
AIB Group PLC, 5.32% to 5/15/30, 5/15/31(1)(10)		2,488	2,562,519
Aircastle Ltd./Aircastle Ireland DAC, 5.75%, 10/1/31(1)		5,056	5,270,442
Ally Financial, Inc.:
4.70% to 5/15/26(9)(10)(12)		5,698	5,558,357
5.543% to 1/17/30, 1/17/31(10)		369	376,096
American Assets Trust LP, 3.375%, 2/1/31		3,794	3,447,769
American International Group, Inc.:
4.85%, 5/7/30		5,000	5,118,217
5.45%, 5/7/35		5,067	5,281,653
American National Group, Inc.:
6.00%, 7/15/35		410	418,876
6.144%, 6/13/32(1)(9)		3,586	3,764,583
7.00% to 12/1/30, 12/1/55(10)		2,597	2,679,385
Antares Holdings LP:
3.75%, 7/15/27(1)(9)		1,050	1,021,195
6.50%, 2/8/29(1)		2,470	2,525,972
Apollo Debt Solutions BDC, 5.875%, 8/30/30(1)		2,343	2,385,237
Apollo Global Management, Inc., 5.15%, 8/12/35		2,940	2,955,970
ASR Nederland NV, 7.00% to 9/7/33, 12/7/43(10)(11)	EUR	1,945	2,730,926
Athene Holding Ltd., 6.625%, 5/19/55		4,939	5,290,378
Azorra Finance Ltd., 7.75%, 4/15/30(1)		2,200	2,321,922
Banco Mercantil del Norte SA, 8.375% to 5/20/31(1)(9)(10)(12)		3,291	3,469,372
Banco Santander SA:
6.35%, 3/14/34		2,400	2,574,063
9.625% to 11/21/28(10)(12)		2,000	2,243,844
Bank of America Corp.:
1.922% to 10/24/30, 10/24/31(10)		5,500	4,886,438
2.592% to 4/29/30, 4/29/31(10)		14,332	13,285,443
Bank of Montreal, 7.70% to 5/26/29, 5/26/84(10)		2,911	3,096,908
Bank of Nova Scotia, 8.00% to 1/27/29, 1/27/84(10)		5,840	6,276,476
Security	Principal Amount* (000’s omitted)	Value
Financial (continued)
Barclays PLC, 8.00% to 3/15/29(10)(12)	2,790	$ 2,957,070
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero BBVA Mexico:
5.125% to 1/18/28, 1/18/33(1)(10)	4,897	4,812,404
8.125% to 1/8/34, 1/8/39(1)(10)	2,637	2,876,956
8.45% to 6/29/33, 6/29/38(1)(10)	2,077	2,306,209
Belrose Funding Trust II, 6.792%, 5/15/55(1)	5,200	5,636,335
Blue Owl Credit Income Corp.:
6.60%, 9/15/29	850	886,454
6.65%, 3/15/31	1,225	1,288,056
BNP Paribas SA:
5.906% to 11/19/34, 11/19/35(1)(10)	748	775,536
7.75% to 8/16/29(1)(10)(12)	1,714	1,819,843
8.00% to 8/22/31(1)(10)(12)	1,340	1,445,398
9.25% to 11/17/27(1)(10)(12)	1,314	1,415,911
Broadstone Net Lease LLC, 2.60%, 9/15/31	2,073	1,816,313
Brookfield Asset Management Ltd.:
5.795%, 4/24/35	1,697	1,778,698
6.077%, 9/15/55	630	654,171
Brookfield Finance, Inc., 6.30% to 10/15/34, 1/15/55(10)	4,908	4,873,683
CaixaBank SA:
6.037% to 6/15/34, 6/15/35(1)(10)	557	592,213
6.84% to 9/13/33, 9/13/34(1)(10)	3,423	3,816,034
Canadian Imperial Bank of Commerce, 7.00% to 10/28/30, 10/28/85(9)(10)	3,400	3,495,795
Charles Schwab Corp., 4.00% to 6/1/26(9)(10)(12)	1,726	1,708,491
CI Financial Corp., 7.50%, 5/30/29(1)	5,192	5,535,512
Citadel LP, 6.375%, 1/23/32(1)	5,045	5,342,811
Citigroup, Inc., 4.00% to 12/10/25(10)(12)	2,770	2,762,596
COPT Defense Properties LP, 2.75%, 4/15/31	2,900	2,626,957
Enact Holdings, Inc., 6.25%, 5/28/29	4,720	4,938,200
EPR Properties:
3.60%, 11/15/31	1,930	1,782,462
3.75%, 8/15/29	869	836,856
4.95%, 4/15/28	2,526	2,546,106
Essent Group Ltd., 6.25%, 7/1/29(9)	1,234	1,293,431
Extra Space Storage LP, 2.55%, 6/1/31	725	652,702
Fifth Third Bancorp, 6.361% to 10/27/27, 10/27/28(10)	3,000	3,129,214
Focus Financial Partners LLC, 6.75%, 9/15/31(1)	1,100	1,127,338
Fortitude Group Holdings LLC, 6.25%, 4/1/30(1)	2,804	2,913,280
Global Atlantic Fin Co.:
3.125%, 6/15/31(1)	7,131	6,442,770
4.70% to 7/15/26, 10/15/51(1)(10)	500	492,630
6.75%, 3/15/54(1)	4,540	4,810,778
7.95% to 7/15/29, 10/15/54(1)(10)	2,930	3,105,065
HA Sustainable Infrastructure Capital, Inc., 6.375%, 7/1/34	9,369	9,539,559
HAT Holdings I LLC/HAT Holdings II LLC:
3.375%, 6/15/26(1)	135	133,711
3.75%, 9/15/30(1)(9)	1,415	1,305,835
HSBC Holdings PLC, 7.39% to 11/3/27, 11/3/28(10)	4,008	4,257,201

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)		Value
Financial (continued)
ING Groep NV, 8.00% to 5/16/30(10)(11)(12)		1,820	$ 1,977,764
Intact Financial Corp., 5.459%, 9/22/32(1)		1,301	1,341,620
Intesa Sanpaolo SpA, 8.248% to 11/21/32, 11/21/33(1)(10)		4,048	4,778,842
Jefferies Financial Group, Inc., 6.20%, 4/14/34		3,932	4,182,063
JPMorgan Chase & Co.:
5.103% to 4/22/30, 4/22/31(9)(10)		12,946	13,377,477
6.087% to 10/23/28, 10/23/29(10)		6,557	6,920,894
Jyske Realkredit AS, 3.50%, 10/1/56	DKK	6,651	1,010,687
KKR & Co., Inc., 5.10%, 8/7/35		2,890	2,896,336
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(10)		7,051	6,926,923
LPL Holdings, Inc.:
4.00%, 3/15/29(1)		2,106	2,061,547
4.375%, 5/15/31(1)(9)		1,100	1,065,445
5.75%, 6/15/35		3,210	3,294,379
Marex Group PLC, 6.404%, 11/4/29		5,679	5,858,492
NatWest Group PLC, 5.115% to 5/23/30, 5/23/31(10)		5,408	5,547,373
NMI Holdings, Inc., 6.00%, 8/15/29(9)		1,212	1,254,166
Nordea Kredit Realkreditaktieselskab:
3.50%, 10/1/53	DKK	5,675	871,046
3.50%, 10/1/56	DKK	19,744	3,009,629
3.50%, 10/1/56	DKK	2,661	401,194
Nuveen LLC, 5.85%, 4/15/34(1)		2,216	2,333,271
Nykredit Realkredit AS:
3.50%, 4/1/53(11)	DKK	81,318	12,534,985
3.50%, 10/1/56(11)	DKK	102,177	15,575,155
Oaktree Strategic Credit Fund:
6.50%, 7/23/29(9)		655	679,149
8.40%, 11/14/28(9)		3,025	3,285,651
Panther Escrow Issuer LLC, 7.125%, 6/1/31(1)		2,165	2,253,371
PNC Financial Services Group, Inc., 5.575% to 1/29/35, 1/29/36(10)		715	746,303
Raymond James Financial, Inc.:
4.90%, 9/11/35		2,917	2,886,576
5.65%, 9/11/55		3,805	3,779,380
Realkredit Danmark AS, 3.50%, 10/1/56(11)	DKK	16,393	2,496,236
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/1/31(1)		3,828	3,577,931
Royal Bank of Canada:
4.696% to 8/6/30, 8/6/31(10)		1,891	1,916,757
5.153% to 2/4/30, 2/4/31(10)		650	669,943
Societe Generale SA:
3.653% to 7/8/30, 7/8/35(1)(9)(10)		419	390,562
6.10% to 4/13/32, 4/13/33(1)(10)		1,696	1,788,505
8.50% to 3/25/34(1)(10)(12)		2,864	3,101,449
Stellantis Financial Services U.S. Corp., 5.40%, 9/15/30(1)(9)		3,348	3,356,555
Stifel Financial Corp., 4.00%, 5/15/30		2,424	2,376,794
Synovus Bank/Columbus, GA:
4.00% to 10/29/25, 10/29/30(10)		2,864	2,855,011
Security	Principal Amount* (000’s omitted)		Value
Financial (continued)
Synovus Bank/Columbus, GA: (continued)
5.625%, 2/15/28		845	$ 862,861
Synovus Financial Corp., 6.168% to 11/1/29, 11/1/30(9)(10)		2,350	2,440,474
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(10)		3,542	3,491,539
Toronto-Dominion Bank, 8.125% to 10/31/27, 10/31/82(10)		6,955	7,360,482
UBS Group AG:
4.253%, 3/23/28(1)		1,685	1,685,539
9.25% to 11/13/28(1)(10)(12)		3,150	3,482,936
UniCredit SpA:
5.459% to 6/30/30, 6/30/35(1)(10)		1,720	1,734,811
5.861% to 6/19/27, 6/19/32(1)(10)		3,643	3,700,661
Westpac Banking Corp., 3.02% to 11/18/31, 11/18/36(10)		3,045	2,717,133
			$362,553,928
Government - Multinational — 0.3%
International Bank for Reconstruction & Development, 8.50%, 4/6/26	MXN	72,800	$3,981,172
			$3,981,172
Industrial — 1.3%
Calderys Financing LLC, 11.25%, 6/1/28(1)		2,100	$2,229,314
Clydesdale Acquisition Holdings, Inc.:
6.75%, 4/15/32(1)		600	615,957
8.75%, 4/15/30(1)		1,600	1,645,109
Hexcel Corp., 5.875%, 2/26/35		915	957,417
Masterbrand, Inc., 7.00%, 7/15/32(1)		2,294	2,373,742
Reworld Holding Corp., 4.875%, 12/1/29(1)		1,330	1,252,032
Seaspan Corp., 5.50%, 8/1/29(1)		2,250	2,171,509
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(1)		2,394	2,396,748
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC, 9.50%, 5/15/30(1)		2,320	2,274,829
			$15,916,657
Technology — 3.2%
Broadcom, Inc., 3.137%, 11/15/35(1)		3,740	$3,237,082
Clarivate Science Holdings Corp., 4.875%, 7/1/29(1)		2,400	2,270,265
Cloud Software Group, Inc., 9.00%, 9/30/29(1)		2,325	2,414,144
Foundry JV Holdco LLC, 6.10%, 1/25/36(1)		3,730	3,967,254
Kyndryl Holdings, Inc., 6.35%, 2/20/34(9)		3,554	3,799,764
McAfee Corp., 7.375%, 2/15/30(1)(9)		2,311	2,146,356
Oracle Corp.:
3.60%, 4/1/50		8,167	5,753,358
5.20%, 9/26/35		3,870	3,892,784
Playtika Holding Corp., 4.25%, 3/15/29(1)		2,710	2,490,585
Qorvo, Inc., 3.375%, 4/1/31(1)		7,075	6,506,681
Seagate Data Storage Technology Pte. Ltd., 9.625%, 12/1/32(1)		1,516	1,718,469
			$38,196,742

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)		Value
Utilities — 1.8%
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC:
5.625%, 2/15/32(11)	EUR	1,300	$ 1,593,270
6.375%, 2/15/32(1)		1,029	1,055,395
Clearway Energy Operating LLC, 3.75%, 1/15/32(1)		1,129	1,014,235
Constellation Energy Generation LLC, 5.75%, 3/15/54		2,000	2,028,634
Dominion Energy, Inc., 6.00% to 11/15/30, 2/15/56(10)		1,900	1,915,694
Engie SA, 5.625%, 4/10/34(1)		4,150	4,327,667
NextEra Energy Capital Holdings, Inc., 5.45%, 3/15/35		3,645	3,772,053
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		2,094	2,042,495
Terraform Global Operating LP, 6.125%, 3/1/26(1)		1,078	1,067,544
XPLR Infrastructure Operating Partners LP:
8.375%, 1/15/31(1)(9)		1,000	1,048,780
8.625%, 3/15/33(1)		2,300	2,413,721
			$22,279,488
Total Corporate Bonds (identified cost $559,590,411)			$573,465,646

Exchange-Traded Funds — 0.4%

Security	Shares	Value
Fixed-Income Funds — 0.4%
Calvert Ultra-Short Investment Grade ETF(13)	95,000	$ 4,817,925
Total Exchange-Traded Funds (identified cost $4,830,400)		$ 4,817,925

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28(8)(14)	$1,000	$ 1,012,260
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 9/20/29(8)(14)	1,000	1,013,440
Total High Social Impact Investments (identified cost $2,000,000)		$ 2,025,700

Preferred Stocks — 0.5%

Security	Shares	Value
Insurance — 0.1%
Aspen Insurance Holdings Ltd., 7.00%	29,664	$ 747,830
		$ 747,830
Security	Shares	Value
Real Estate Management & Development — 0.3%
Brookfield Property Partners LP:
Series A, 5.75%	70,736	$ 947,862
Series A2, 6.375%	212,000	3,194,840
		$ 4,142,702
Wireless Telecommunication Services — 0.1%
T-Mobile USA, Inc.:
5.50%	7,793	$ 178,070
6.25%	21,145	524,396
		$702,466
Total Preferred Stocks (identified cost $8,515,939)		$5,592,998

Senior Floating-Rate Loans — 4.6%(15)

Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.2%
Dynasty Acquisition Co., Inc.:
Term Loan, 6.163%, (1 mo. USD Term SOFR + 2.00%), 10/31/31	$1,438	$ 1,440,201
Term Loan, 6.163%, (1 mo. USD Term SOFR + 2.00%), 10/31/31	547	547,806
		$ 1,988,007
Capital Markets — 0.1%
Focus Financial Partners LLC, Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 9/15/31	$1,489	$ 1,490,790
		$ 1,490,790
Commercial Services & Supplies — 0.4%
MV Holding GmbH, Term Loan, 6.413%, (1 mo. USD Term SOFR + 2.25%), 3/17/32	$2,494	$2,499,984
Reworld Holding Corp.:
Term Loan, 6.386%, (1 mo. USD Term SOFR + 2.25%), 11/30/28	1,835	1,837,394
Term Loan, 6.386%, (1 mo. USD Term SOFR + 2.25%), 11/30/28	142	142,228
		$4,479,606
Construction & Engineering — 0.2%
APi Group DE, Inc., Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 1/3/29	$2,389	$2,390,244
		$2,390,244
Consumer Finance — 0.2%
CPI Holdco B LLC, Term Loan, 6.163%, (1 mo. USD Term SOFR + 2.00%), 5/19/31	$2,475	$2,475,000
		$2,475,000

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Consumer Services — 0.4%
Belron Finance 2019 LLC, Term Loan, 6.742%, (3 mo. USD Term SOFR + 2.50%), 10/16/31	$2,475	$ 2,490,528
KUEHG Corp., Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 6/12/30	1,985	1,986,057
		$ 4,476,585
Diversified Telecommunication Services — 0.1%
Lumen Technologies, Inc.:
Term Loan, 6.628%, (1 mo. USD Term SOFR + 2.35%), 4/16/29	$674	$ 670,175
Term Loan, 6.628%, (1 mo. USD Term SOFR + 2.35%), 4/15/30	673	670,084
		$ 1,340,259
Entertainment — 0.2%
Delta 2 (LUX) SARL, Term Loan, 6.002%, (3 mo. USD Term SOFR + 2.00%), 9/30/31	$2,500	$2,505,088
		$2,505,088
Health Care Equipment & Supplies — 0.1%
Medline Borrower LP, Term Loan, 6.163%, (1 mo. USD Term SOFR + 2.00%), 10/23/30	$1,970	$1,971,221
		$1,971,221
Health Care Providers & Services — 0.2%
CNT Holdings I Corp., Term Loan, 6.558%, (3 mo. USD Term SOFR + 2.25%), 11/8/32	$1,493	$1,493,298
Raven Acquisition Holdings LLC:
Term Loan, 7.163%, (1 mo. USD Term SOFR + 3.00%), 11/19/31	1,393	1,394,121
Term Loan, 11/19/31(16)	100	100,081
		$2,987,500
Insurance — 0.8%
Alliant Holdings Intermediate LLC, Term Loan, 6.666%, (1 mo. USD Term SOFR + 2.50%), 9/19/31	$1,975	$1,971,754
AmWINS Group, Inc., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 1/30/32	2,465	2,466,173
HUB International Ltd., Term Loan, 6.575%, (3 mo. USD Term SOFR + 2.25%), 6/20/30	1,685	1,689,520
Ryan Specialty Group LLC, Term Loan, 6.163%, (1 mo. USD Term SOFR + 2.00%), 9/15/31	1,985	1,988,107
USI, Inc., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 11/21/29	1,970	1,969,795
		$10,085,349
IT Services — 0.4%
Informatica LLC, Term Loan, 6.413%, (1 mo. USD Term SOFR + 2.25%), 10/27/28	$2,474	$2,482,092
Borrower/Description	Principal Amount (000's omitted)	Value
IT Services (continued)
Sedgwick Claims Management Services, Inc., Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 7/31/31	$1,975	$ 1,974,731
		$ 4,456,823
Machinery — 0.5%
Alliance Laundry Systems LLC, Term Loan, 6.385%, (1 mo. USD Term SOFR + 2.25%), 8/19/31	$1,403	$ 1,402,445
Gates Global LLC, Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 6/4/31	2,475	2,474,814
TK Elevator Midco GmbH, Term Loan, 7.197%, (6 mo. USD Term SOFR + 3.00%), 4/30/30	1,970	1,977,309
		$ 5,854,568
Professional Services — 0.2%
Trans Union LLC, Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 6/24/31	$2,481	$2,482,168
		$2,482,168
Software — 0.3%
CCC Intelligent Solutions, Inc., Term Loan, 6.163%, (1 mo. USD Term SOFR + 2.00%), 1/23/32	$985	$985,042
Epicor Software Corp., Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 5/30/31	1,488	1,492,302
McAfee LLC, Term Loan, 7.223%, (1 mo. USD Term SOFR + 3.00%), 3/1/29	1,489	1,426,409
		$3,903,753
Specialty Retail — 0.2%
Les Schwab Tire Centers, Term Loan, 6.663% - 6.699%, (1 mo. USD Term SOFR + 2.50%, 3 mo. USD Term SOFR + 2.50%), 4/23/31	$1,980	$1,978,199
		$1,978,199
Transportation Infrastructure — 0.1%
KKR Apple Bidco LLC, Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 9/23/31	$1,489	$1,490,276
		$1,490,276
Total Senior Floating-Rate Loans (identified cost $56,192,766)		$56,355,436

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

Sovereign Government Bonds — 0.3%

Security	Principal Amount (000’s omitted)		Value
Romania — 0.3%
Romania Government International Bonds, 5.625%, 2/22/36(1)	EUR	2,800	$ 3,206,818
			$ 3,206,818
Total Sovereign Government Bonds (identified cost $3,102,987)			$ 3,206,818

U.S. Government Agency Mortgage-Backed Securities — 14.0%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
5.00%, 11/1/54	$11,935	$ 11,845,955
5.50%, with various maturities to 2055	54,408	54,908,190
Federal National Mortgage Association:
5.00%, 1/1/54	3,795	3,773,305
5.50%, with various maturities to 2055	26,904	27,161,492
Uniform Mortgage-Backed Security:
4.00%, 30-Year, TBA(17)	9,850	9,284,779
5.00%, 30-Year, TBA(17)	17,606	17,462,175
5.50%, 30-Year, TBA(17)	45,691	46,078,302
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $170,886,842)		$170,514,198

U.S. Treasury Obligations — 6.2%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
2.875%, 8/15/45	$9,683	$ 7,360,404
3.00%, 2/15/49	44,066	33,003,885
4.00%, 11/15/52	2,123	1,879,187
U.S. Treasury Notes:
4.00%, 2/28/30	13,150	13,304,615
4.125%, 2/28/27	3,798	3,821,218
4.50%, 5/31/29	3,896	4,005,955
4.625%, 2/15/35	11,455	11,906,936
Total U.S. Treasury Obligations (identified cost $74,463,153)		$75,282,200

Miscellaneous — 0.0%

Security	Principal Amount	Value
Energy — 0.0%
Enviva LLC, Escrow Certificates(7)(18)	$2,538,000	$ 0
Total Miscellaneous (identified cost $0)		$ 0

Short-Term Investments — 11.3%
Affiliated Fund — 9.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.05%(19)	110,595,346	$ 110,595,346
Total Affiliated Fund (identified cost $110,595,346)		$ 110,595,346
Securities Lending Collateral — 2.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.18%(20)	27,103,490	$ 27,103,490
Total Securities Lending Collateral (identified cost $27,103,490)		$ 27,103,490
Total Short-Term Investments (identified cost $137,698,836)		$ 137,698,836
Total Investments — 107.7% (identified cost $1,303,606,700)		$1,308,586,156
Less Unfunded Loan Commitments — (0.0)%†		$ (100,000)

Net Investments — 107.7% (identified cost $1,303,506,700)	$1,308,486,156

Other Assets, Less Liabilities — (7.7)%	$ (93,520,926)
Net Assets — 100.0%	$1,214,965,230

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
†	Amount is less than 0.05% or (0.05)%, as applicable.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2025, the aggregate value of these securities is $510,096,730 or 42.0% of the Fund's net assets.
(2)	Step coupon security. Interest rate represents the rate in effect at September 30, 2025.

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2025.
(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2025.
(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at September 30, 2025.
(6)	When-issued, variable rate security whose interest rate will be determined after September 30, 2025.
(7)	Non-income producing security.
(8)	Restricted security. Total market value of restricted securities amounts to $3,439,315, which represents 0.3% of the net assets of the Fund as of September 30, 2025.
(9)	All or a portion of this security was on loan at September 30, 2025. The aggregate market value of securities on loan at September 30, 2025 was $44,692,874.
(10)	Security converts to variable rate after the indicated fixed-rate coupon period.
(11)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2025, the aggregate value of these securities is $39,764,066 or 3.2% of the Fund's net assets.
(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(13)	Affiliated fund (see Note 8).
(14)	May be deemed to be an affiliated company (see Note 8).
(15)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(16)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion, if any. At September 30, 2025, the total value of unfunded loan commitments is $100,081. See Note 1F for description.
(17)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(18)	Security is valued using significant unobservable inputs and is categorized as Level 3 in the fair value hierarchy.
(19)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of September 30, 2025.
(20)	Represents investment of cash collateral received in connection with securities lending.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
AUD	7,256,129	USD	4,806,987	BNP Paribas	12/17/25	$ —	$(1,280)
AUD	127,196	USD	83,886	Citibank, N.A.	12/17/25	356	—
BRL	677,018	USD	124,807	BNP Paribas	12/17/25	143	—
BRL	65,249,880	USD	12,025,189	JPMorgan Chase Bank, N.A.	12/17/25	17,336	—
CZK	1,148,842	USD	55,595	Goldman Sachs International	12/17/25	—	(87)

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) — continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CZK	124,082,823	USD	6,023,292	UBS AG	12/17/25	$ —	$(28,043)
DKK	2,052,919	USD	324,516	State Street Bank and Trust Company	12/17/25	30	—
EGP	24,722,364	USD	493,436	Citibank, N.A.	12/17/25	4,984	—
EGP	280,794,229	USD	5,623,758	JPMorgan Chase Bank, N.A.	12/17/25	37,250	—
HUF	24,639,371	USD	73,592	Bank of America, N.A.	12/17/25	241	—
HUF	2,003,132,873	USD	5,996,084	UBS AG	12/17/25	6,453	—
INR	13,116,911	USD	147,055	BNP Paribas	12/17/25	—	(71)
INR	422,340,028	USD	4,783,284	JPMorgan Chase Bank, N.A.	12/17/25	—	(50,684)
KRW	8,303,565,106	USD	6,042,472	JPMorgan Chase Bank, N.A.	12/17/25	—	(108,127)
MXN	840,456	USD	45,193	Bank of America, N.A.	12/17/25	330	—
MXN	147,416,279	USD	7,950,612	JPMorgan Chase Bank, N.A.	12/17/25	34,068	—
SGD	203	USD	159	Goldman Sachs International	12/17/25	—	(1)
USD	4,327,523	CAD	5,947,496	Barclays Bank PLC	12/17/25	38,605	—
USD	2,962,371	DKK	18,632,339	Citibank, N.A.	12/17/25	16,786	—
USD	1,872,180	DKK	11,780,771	Credit Agricole Corporate and Investment Bank	12/17/25	9,758	—
USD	5,351,059	DKK	33,831,232	Credit Agricole Corporate and Investment Bank	12/17/25	2,682	—
USD	3,220	DKK	20,235	Goldman Sachs International	12/17/25	21	—
USD	1,271,502	DKK	8,012,383	JPMorgan Chase Bank, N.A.	12/17/25	4,825	—
USD	19,632,065	DKK	123,629,982	UBS AG	12/17/25	87,408	—
USD	5,355,563	DKK	33,832,030	UBS AG	12/17/25	7,060	—
USD	2,983,155	EUR	2,519,535	Bank of America, N.A.	12/17/25	12,122	—
USD	5,506,232	GBP	4,060,472	JPMorgan Chase Bank, N.A.	12/17/25	44,753	—
USD	5,969,517	KRW	8,295,837,185	Bank of America, N.A.	12/17/25	40,695	—
						$365,906	$(188,293)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	173	Long	12/31/25	$36,052,930	$13,210
U.S. 5-Year Treasury Note	1,344	Long	12/31/25	146,758,501	(26,108)
U.S. Long Treasury Bond	500	Long	12/19/25	58,296,875	950,379
U.S. Ultra 10-Year Treasury Note	1,067	Long	12/19/25	122,788,359	239,185
U.S. 10-Year Treasury Note	(153)	Short	12/19/25	(17,212,500)	52,983
U.S. Ultra-Long Treasury Bond	(221)	Short	12/19/25	(26,533,813)	19,681
					$1,249,330

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

Credit Default Swaps - Sell Protection (Centrally Cleared)
Reference Entity	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index (CDX.NA.HY.44.V1)	$9,270	5.00% (pays quarterly)(1)	3.02%	6/20/30	$745,016	$(493,677)	$251,339
Total	$9,270				$745,016	$(493,677)	$251,339

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At September 30, 2025, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $9,270,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Restricted Securities
Description	Acquisition Dates	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28	12/15/23	$1,000,000
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 9/20/29	9/20/24	1,000,000
Enviva LLC	12/6/24	485,071
		$2,485,071

Abbreviations:
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STACR	– Structured Agency Credit Risk
TBA	– To Be Announced

Currency Abbreviations:
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CZK	– Czech Republic Koruna
DKK	– Denmark Krone
EGP	– Egyptian Pound
EUR	– Euro
GBP	– British Pound Sterling
HUF	– Hungarian Forint
INR	– Indian Rupee
KRW	– South Korean Won
MXN	– Mexican Peso

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Schedule of Investments — continued

SGD	– Singapore Dollar
USD	– United States Dollar

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Statement of Assets and Liabilities

September 30, 2025
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $1,186,080,954) - including $44,692,874 of securities on loan	$1,191,047,185
Investments in securities of affiliated issuers, at value (identified cost $117,425,746)	117,438,971
Receivable for variation margin on open futures contracts	5,271
Receivable for open forward foreign currency exchange contracts	365,906
Cash	552,353
Cash denominated in foreign currency, at value (cost $171)	172
Deposits for forward commitment securities	300,000
Deposits for derivatives collateral:
Futures contracts	5,452,004
Centrally cleared derivatives	644,873
Forward foreign currency exchange contracts	120,000
Receivable for investments sold	33,159,734
Receivable for capital shares sold	1,845,406
Dividends and interest receivable	11,065,238
Dividends and interest receivable - affiliated	603,715
Securities lending income receivable	13,309
Trustees' deferred compensation plan	416,777
Total assets	$1,363,030,914
Liabilities
Cash collateral due to broker	$90,000
Payable for open forward foreign currency exchange contracts	188,293
Payable for variation margin on open centrally cleared swap contracts	3,650
Payable for investments purchased	11,457,619
Payable for when-issued/delayed delivery/forward commitment securities	106,088,017
Payable for capital shares redeemed	1,600,409
Distributions payable	308,703
Deposits for securities loaned	27,103,490
Payable to affiliates:
Investment advisory fee	374,587
Administrative fee	118,144
Distribution and service fees	48,335
Sub-transfer agency fee	6,487
Trustees' deferred compensation plan	416,777
Accrued expenses	261,173
Total liabilities	$148,065,684
Net Assets	$1,214,965,230
Sources of Net Assets
Paid-in capital	$1,493,593,836
Accumulated loss	(278,628,606)
Net Assets	$1,214,965,230
Class A Shares
Net Assets	$204,093,313
Shares Outstanding	13,214,232
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.44
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$15.96

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Statement of Assets and Liabilities — continued

September 30, 2025
Class C Shares
Net Assets	$8,179,282
Shares Outstanding	530,112
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$15.43
Class I Shares
Net Assets	$731,959,963
Shares Outstanding	47,281,251
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.48
Class R6 Shares
Net Assets	$270,732,672
Shares Outstanding	17,485,135
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.48

On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Statement of Operations

Year Ended
September 30, 2025
Investment Income
Dividend income (net of foreign taxes withheld of $55,902)	$532,343
Dividend income - affiliated issuers	5,596,381
Interest income (net of foreign taxes withheld of $2,194)	54,393,660
Interest income - affiliated issuers	100,139
Securities lending income, net	151,300
Other income	201,835
Total investment income	$60,975,658
Expenses
Investment advisory fee	$4,109,129
Administrative fee	1,232,739
Distribution and service fees:
Class A	489,814
Class C	73,492
Trustees' fees and expenses	57,216
Custodian fees	43,372
Transfer agency fees and expenses	628,638
Accounting fees	225,931
Professional fees	73,643
Registration fees	116,788
Reports to shareholders	94,962
Miscellaneous	75,059
Total expenses	$7,220,783
Waiver and/or reimbursement of expenses by affiliates	$(236,255)
Net expenses	$6,984,528
Net investment income	$53,991,130
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$(140,806)
Investment securities - affiliated issuers	(536,212)
Futures contracts	(10,758,964)
Swap contracts	522,528
Foreign currency transactions	48,475
Forward foreign currency exchange contracts	1,034,961
Net realized loss	$(9,830,018)
Change in unrealized appreciation (depreciation):
Investment securities	$15,189,083
Investment securities - affiliated issuers	69,249
Futures contracts	1,057,580
Swap contracts	251,339
Foreign currency	24,814
Forward foreign currency exchange contracts	302,188
Net change in unrealized appreciation (depreciation)	$16,894,253
Net realized and unrealized gain	$7,064,235
Net increase in net assets from operations	$61,055,365

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Statements of Changes in Net Assets

	Year Ended September 30,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$53,991,130	$45,989,031
Net realized loss	(9,830,018)	(5,414,607)
Net change in unrealized appreciation (depreciation)	16,894,253	75,211,655
Net increase in net assets from operations	$61,055,365	$115,786,079
Distributions to shareholders:
Class A	$(9,852,894)	$(10,225,602)
Class C	(314,395)	(269,751)
Class I	(32,005,227)	(28,501,072)
Class R6	(11,565,685)	(6,700,234)
Total distributions to shareholders	$(53,738,201)	$(45,696,659)
Capital share transactions:
Class A	$5,705,193	$(3,337,870)
Class C	1,223,374	1,012,065
Class I	161,179,082	(7,403,347)
Class R6	86,951,639	173,041,723
Net increase in net assets from capital share transactions	$255,059,288	$163,312,571
Net increase in net assets	$262,376,452	$233,401,991
Net Assets
At beginning of year	$952,588,778	$719,186,787
At end of year	$1,214,965,230	$952,588,778

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Financial Highlights

	Class A
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$15.40	$14.12	$14.36	$17.98	$17.37
Income (Loss) From Operations
Net investment income(1)	$0.76	$0.80	$0.70	$0.50	$0.49
Net realized and unrealized gain (loss)	0.04	1.27	(0.24)	(3.61)	0.61
Total income (loss) from operations	$0.80	$2.07	$0.46	$(3.11)	$1.10
Less Distributions
From net investment income	$(0.76)	$(0.79)	$(0.70)	$(0.51)	$(0.49)
Total distributions	$(0.76)	$(0.79)	$(0.70)	$(0.51)	$(0.49)
Net asset value — End of year	$15.44	$15.40	$14.12	$14.36	$17.98
Total Return(2)	5.48%	15.06%	3.14%	(17.56)%	6.41%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$204,093	$197,783	$184,563	$196,638	$272,840
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.91%	0.92%	0.93%	0.91%	0.92%
Net expenses	0.89%(4)	0.92%(4)	0.93%(4)	0.91%(4)	0.92%
Net investment income	5.06%	5.40%	4.75%	3.05%	2.75%
Portfolio Turnover	331%(5)	296%(5)	153%(5)	51%(5)	48%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to 0.02% of average daily net assets for the year ended September 30, 2025, less than 0.01% of average daily net assets for the year ended September 30, 2024 and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$15.39	$14.11	$14.34	$17.96	$17.36
Income (Loss) From Operations
Net investment income(1)	$0.65	$0.69	$0.59	$0.38	$0.35
Net realized and unrealized gain (loss)	0.04	1.27	(0.23)	(3.61)	0.61
Total income (loss) from operations	$0.69	$1.96	$0.36	$(3.23)	$0.96
Less Distributions
From net investment income	$(0.65)	$(0.68)	$(0.59)	$(0.39)	$(0.36)
Total distributions	$(0.65)	$(0.68)	$(0.59)	$(0.39)	$(0.36)
Net asset value — End of year	$15.43	$15.39	$14.11	$14.34	$17.96
Total Return(2)	4.63%	14.21%	2.44%	(18.20)%	5.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,179	$6,923	$5,402	$5,613	$8,218
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.66%	1.67%	1.68%	1.66%	1.67%
Net expenses	1.64%(4)	1.67%(4)	1.68%(4)	1.66%(4)	1.67%
Net investment income	4.30%	4.65%	4.00%	2.30%	1.99%
Portfolio Turnover	331%(5)	296%(5)	153%(5)	51%(5)	48%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to 0.02% of average daily net assets for the year ended September 30, 2025, less than 0.01% of average daily net assets for the year ended September 30, 2024 and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$15.44	$14.15	$14.39	$18.02	$17.41
Income (Loss) From Operations
Net investment income(1)	$0.80	$0.84	$0.73	$0.55	$0.53
Net realized and unrealized gain (loss)	0.04	1.28	(0.23)	(3.62)	0.62
Total income (loss) from operations	$0.84	$2.12	$0.50	$(3.07)	$1.15
Less Distributions
From net investment income	$(0.80)	$(0.83)	$(0.74)	$(0.56)	$(0.54)
Total distributions	$(0.80)	$(0.83)	$(0.74)	$(0.56)	$(0.54)
Net asset value — End of year	$15.48	$15.44	$14.15	$14.39	$18.02
Total Return(2)	5.67%	15.40%	3.40%	(17.36)%	6.66%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$731,960	$566,650	$529,174	$463,602	$502,756
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.66%	0.67%	0.68%	0.66%	0.67%
Net expenses	0.64%(4)	0.67%(4)	0.68%(4)	0.66%(4)	0.67%
Net investment income	5.29%	5.65%	5.01%	3.33%	2.98%
Portfolio Turnover	331%(5)	296%(5)	153%(5)	51%(5)	48%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to 0.02% of average daily net assets for the year ended September 30, 2025, less than 0.01% of average daily net assets for the year ended September 30, 2024 and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Financial Highlights — continued

	Class R6
	Year Ended September 30,		Period Ended September 30, 2023(1)
	2025	2024
Net asset value — Beginning of period	$15.44	$14.15	$15.30
Income (Loss) From Operations
Net investment income(2)	$0.81	$0.85	$0.51
Net realized and unrealized gain (loss)	0.04	1.28	(1.15)
Total income (loss) from operations	$0.85	$2.13	$(0.64)
Less Distributions
From net investment income	$(0.81)	$(0.84)	$(0.51)
Total distributions	$(0.81)	$(0.84)	$(0.51)
Net asset value — End of period	$15.48	$15.44	$14.15
Total Return(3)	5.73%	15.46%	(4.22)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$270,733	$181,233	$48
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.60%	0.61%	0.63%(6)
Net expenses	0.58%(7)	0.61%(7)	0.63%(6)(7)
Net investment income	5.35%	5.68%	5.22%(6)
Portfolio Turnover	331%(8)	296%(8)	153%(8)(9)

(1)	For the period from the commencement of operations, February 1, 2023, to September 30, 2023.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to 0.02% of average daily net assets for the year ended September 30, 2025, less than 0.01% of average daily net assets for the year ended September 30, 2024 and less than 0.005% of average daily net assets for the period ended September 30, 2023).
(8)	Includes the effect of To Be Announced (TBA) transactions.
(9)	For the year ended September 30, 2023.

See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar-denominated debt securities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements — continued

interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Swaps are categorized as Level 2 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2025, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Asset-Backed Securities	$ —	$124,907,849	$ —	$124,907,849
Collateralized Mortgage Obligations	—	72,644,383	—	72,644,383
Commercial Mortgage-Backed Securities	—	72,825,405	—	72,825,405
Common Stocks	—	1,413,615	—	1,413,615
Convertible Bonds	—	7,835,147	—	7,835,147
Corporate Bonds	—	573,465,646	—	573,465,646
Exchange-Traded Funds	4,817,925	—	—	4,817,925
High Social Impact Investments	—	2,025,700	—	2,025,700
Preferred Stocks	5,592,998	—	—	5,592,998
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	56,255,436	—	56,255,436
Sovereign Government Bonds	—	3,206,818	—	3,206,818
U.S. Government Agency Mortgage-Backed Securities	—	170,514,198	—	170,514,198
U.S. Treasury Obligations	—	75,282,200	—	75,282,200
Miscellaneous	—	—	0	0
Short-Term Investments:
Affiliated Fund	110,595,346	—	—	110,595,346
Securities Lending Collateral	27,103,490	—	—	27,103,490
Total Investments	$148,109,759	$1,160,376,397	$0	$1,308,486,156
Forward Foreign Currency Exchange Contracts	$ —	$365,906	$ —	$365,906
Futures Contracts	1,275,438	—	—	1,275,438
Swap Contracts	—	745,016	—	745,016
Total	$149,385,197	$1,161,487,319	$0	$1,310,872,516

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts	$ —	$(188,293)	$ —	$(188,293)
Futures Contracts	(26,108)	—	—	(26,108)
Total	$(26,108)	$(188,293)	$ —	$(214,401)

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the fiscal year ended September 30, 2025 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Unfunded Loan Commitments— The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments, if any, are disclosed in the accompanying Schedule of Investments. At September 30, 2025, the Fund had sufficient cash and/or securities to cover these commitments.
G  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements — continued

H  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
I  Credit Default Swaps— Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/ moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
J  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
K  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
L  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
M  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
N  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements — continued

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
O  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
P  Segment Reporting— During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the following annual rates of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $2 billion	0.400%
Over $2 billion up to and including $7.5 billion	0.375%
Over $7.5 billion up to and including $10 billion	0.350%
Over $10 billion	0.325%
For the year ended September 30, 2025, the investment advisory fee amounted to $4,109,129 or 0.40% of the Fund's average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley, and in other affiliated funds. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund and in other affiliated funds. For the year ended September 30, 2025, the investment advisory fee paid was reduced by $236,255 relating to the Fund’s investment in the Liquidity Fund and in other affiliated funds.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.95%, 1.70%, 0.70% and 0.65% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2026. For the year ended September 30, 2025, no expenses were waived and/or reimbursed by CRM.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2025, CRM was paid administrative fees of $1,232,739.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements — continued

Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2025 amounted to $489,814 and $73,492 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $14,607 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2025. The Fund was also informed that EVD received $3,039 and $5,277 of contingent deferred sales charges paid by each of Class A and Class C shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2025, sub-transfer agency fees and expenses incurred to EVM amounted to $39,946 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $250,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $55,000 ($40,000 prior to January 1, 2025) annual fee, Committee chairs receive an additional $20,000 ($15,000 prior to January 1, 2025) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2025, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $808,494,431 and $707,222,482, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $2,759,168,196 and $2,678,185,394, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2025 and September 30, 2024 was as follows:
	Year Ended September 30,
	2025	2024
Ordinary income	$53,738,201	$45,696,659
During the year ended September 30, 2025, accumulated loss was increased by $172,930 and paid-in capital was increased by $172,930 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder's portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$786,013
Deferred capital losses	(284,214,399)
Net unrealized appreciation	5,108,483
Distributions payable	(308,703)
Accumulated loss	$(278,628,606)
At September 30, 2025, the Fund, for federal income tax purposes, had deferred capital losses of $284,214,399 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements — continued

The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2025, $7,165,337 are short-term and $277,049,062 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,303,433,945
Gross unrealized appreciation	$24,870,317
Gross unrealized depreciation	(19,775,873)
Net unrealized appreciation	$5,094,444
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, swap contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2025 is included in the Schedule of Investments. At September 30, 2025, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Credit Risk: During the year ended September 30, 2025, the Fund entered into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: During the year ended September 30, 2025, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: During the year ended September 30, 2025, the Fund used futures contracts to hedge interest rate risk and to manage duration.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2025, the fair value of derivatives with credit-related contingent features in a net liability position was $188,293. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $30,000 at September 30, 2025.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparties. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master
Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements — continued

benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of the liability for cash collateral due to broker at September 30, 2025 approximated its fair value. If measured at fair value, such liability would have been considered Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2025.
At September 30, 2025, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Accumulated loss	$745,016(1)	$ —	$1,275,438(1)	$2,020,454
Receivable for open forward foreign currency exchange contracts	—	365,906	—	365,906
Total Asset Derivatives	$745,016	$365,906	$1,275,438	$2,386,360
Derivatives not subject to master netting or similar agreements	$745,016	$—	$1,275,438	$2,020,454
Total Asset Derivatives subject to master netting or similar agreements	$—	$365,906	$—	$365,906
Accumulated loss	$ —	$ —	$(26,108)(1)	$(26,108)
Payable for open forward foreign currency exchange contracts	—	(188,293)	—	(188,293)
Total Liability Derivatives	$—	$(188,293)	$(26,108)	$(214,401)
Derivatives not subject to master netting or similar agreements	$—	$—	$(26,108)	$(26,108)
Total Liability Derivatives subject to master netting or similar agreements	$—	$(188,293)	$—	$(188,293)

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.
The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$53,388	$ —	$ —	$(53,388)	$ —
Barclays Bank PLC	38,605	—	—	—	38,605
BNP Paribas	143	(143)	—	—	—
Citibank, N.A.	22,126	—	—	—	22,126
Credit Agricole Corporate and Investment Bank	12,440	—	—	—	12,440
Goldman Sachs International	21	(21)	—	—	—
JPMorgan Chase Bank, N.A.	138,232	(138,232)	—	—	—
State Street Bank and Trust Company	30	—	—	—	30
UBS AG	100,921	(28,043)	—	—	72,878
	$365,906	$(166,439)	$ —	$(53,388)	$146,079

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
BNP Paribas	$(1,351)	$143	$ —	$ —	$(1,208)
Goldman Sachs International	(88)	21	—	—	(67)
JPMorgan Chase Bank, N.A.	(158,811)	138,232	—	20,579	—
UBS AG	(28,043)	28,043	—	—	—
	$(188,293)	$166,439	$ —	$20,579	$(1,275)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2025 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Forward foreign currency exchange contracts	$ —	$1,034,961	$ —	$1,034,961
Futures contracts	—	—	(10,758,964)	(10,758,964)
Swap contracts (centrally cleared)	522,528	—	—	522,528
Total	$522,528	$1,034,961	$(10,758,964)	$(9,201,475)
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$ —	$302,188	$ —	$302,188
Futures contracts	—	—	1,057,580	1,057,580
Swap contracts (centrally cleared)	251,339	—	—	251,339
Total	$251,339	$302,188	$1,057,580	$1,611,107
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2025, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$313,396,000	$5,638,000	$26,832,000	$5,527,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements — continued

6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2025, the total value of securities on loan, including accrued interest, was $45,365,324 and the total value of collateral received was $46,592,242, comprised of cash of $27,103,490 and U.S. government and/or agencies securities of $19,488,752.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2025.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Convertible Bonds	$761,745	$ —	$ —	$ —	$761,745
Corporate Bonds	26,341,745	—	—	—	26,341,745
Total	$27,103,490	$ —	$ —	$ —	$27,103,490
The carrying amount of the liability for deposits for securities loaned at September 30, 2025 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2025.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended September 30, 2025. Effective October 21, 2025, the Fund renewed its line of credit agreement, which expires October 20, 2026, at substantially the same terms.
8  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board.

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements — continued

At September 30, 2025, the value of the Fund’s investment in the Notes and in funds that may be deemed to be affiliated was $117,438,971, which represents 9.7% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount ($)/ Shares, end of period
Exchange-Traded Funds
Calvert Ultra-Short Investment Grade ETF	$ 2,535,000	$ 2,289,150	$ —	$ —	$(6,225)	$ 4,817,925	$ 159,978	95,000
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28(1)	1,013,790	—	—	—	(1,530)	1,012,260	50,000	$1,000,000
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 9/20/29(1)	1,015,060	—	—	—	(1,620)	1,013,440	50,139	$1,000,000
Mutual Funds
Calvert Floating-Rate Advantage Fund, Class R6	15,092,039	—	(14,634,451)	(536,212)	78,624	—	616,193	—
Short-Term Investments
Liquidity Fund	17,083,242	654,622,276	(561,110,172)	—	—	110,595,346	4,820,210	110,595,346
Total				$(536,212)	$69,249	$117,438,971	$5,696,520

(1)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,097,614	$31,721,046	1,361,231	$20,185,064
Reinvestment of distributions	578,764	8,760,490	617,075	9,132,170
Shares redeemed	(2,305,131)	(34,776,343)	(2,206,489)	(32,655,104)
Net increase (decrease)	371,247	$5,705,193	(228,183)	$(3,337,870)
Class C
Shares sold	213,068	$3,228,673	145,999	$2,182,863
Reinvestment of distributions	19,816	299,664	17,187	254,408
Shares redeemed	(152,723)	(2,304,963)	(96,145)	(1,425,206)
Net increase	80,161	$1,223,374	67,041	$1,012,065
Class I
Shares sold	21,491,238	$325,979,518	16,342,941	$242,280,021
Reinvestment of distributions	1,957,184	29,706,447	1,798,002	26,656,310
Shares redeemed	(12,877,759)	(194,506,883)	(18,819,612)	(276,339,678)
Net increase (decrease)	10,570,663	$161,179,082	(678,669)	$(7,403,347)

Calvert
Income Fund
September 30, 2025
Notes to Financial Statements — continued

	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class R6
Shares sold	7,929,537	$119,959,887	13,328,714	$196,878,044
Reinvestment of distributions	752,996	11,436,577	445,844	6,681,448
Shares redeemed	(2,936,411)	(44,444,825)	(2,038,929)	(30,517,769)
Net increase	5,746,122	$86,951,639	11,735,629	$173,041,723

Calvert
Income Fund
September 30, 2025
Report of Independent Registered Public Accounting Firm

To the Shareholders of Calvert Income Fund and Board of Trustees of The Calvert Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Income Fund (the "Fund"), one of the funds constituting The Calvert Fund, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2025, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2025
We have served as the auditor of one or more Calvert investment companies since 2021.

Calvert
Income Fund
September 30, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2025, the Fund designates approximately $86,240, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended September 30, 2025, the Fund designates 88.42% of distributions from net investment income as a 163(j) interest dividend.

Calvert
Income Fund
September 30, 2025
Special Meeting of Shareholders (Unaudited)

The Calvert Fund held a Special Meeting of Shareholders on June 16, 2025 to elect the five Trustees listed below.  The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the The Calvert Fund were as follows:
	Number of Shares
Nominee for Trustee	For	Withheld
Karen Fang	244,920,859	2,717,563
Von M. Hughes	242,676,853	4,961,569
Kim M. Keenan	244,897,013	2,741,410
Eddie Ramos	242,768,927	4,869,495
Carlton M. Waterhouse	242,776,862	4,861,560
Results are rounded to the nearest whole number.

Calvert
Income Fund
September 30, 2025
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 9-10, 2025, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser.  The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates.  Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds.  Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Calvert
Income Fund
September 30, 2025
Board of Trustees' Contract Approval

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings.  During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements.  In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Income Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders.  Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure.  The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports.  The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources.  The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing.  The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser.  The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies.  The Board compared the Fund’s investment performance to that of the Fund’s peer universe and a comparative benchmark index.  The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31,

Calvert
Income Fund
September 30, 2025
Board of Trustees' Contract Approval

2024.  This performance data indicated that the Fund had outperformed the median of the Fund’s peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2024.  Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group.  Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each above the respective median of the Fund’s expense group.  The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund.  Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate.  In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation.  The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund.  Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specific asset levels.  The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

This Page Intentionally Left Blank

CFICX-NCSR 9.30.25

Calvert
High Yield Bond Fund
Annual Financial Statements and
Additional Information
September 30, 2025

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2025
Calvert
High Yield Bond Fund
Item 8 of Form N-CSR is Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Calvert
High Yield Bond Fund
September 30, 2025
Schedule of Investments

Common Stocks — 0.6%

Security	Shares	Value
Environmental — 0.4%
GFL Environmental, Inc.	47,500	$ 2,250,550
		$ 2,250,550
Paper — 0.2%
Enviva LLC(1)(2)	46,181	$ 808,167
		$ 808,167
Total Common Stocks (identified cost $1,425,142)		$ 3,058,717

Convertible Bonds — 0.3%

Security	Principal Amount (000's omitted)	Value
Homebuilders/Real Estate — 0.3%
Pebblebrook Hotel Trust, 1.75%, 12/15/26	$1,550	$ 1,531,377
Total Convertible Bonds (identified cost $1,480,226)		$ 1,531,377

Corporate Bonds — 89.7%

Security	Principal Amount* (000's omitted)	Value
Aerospace — 1.7%
Amentum Holdings, Inc., 7.25%, 8/1/32(3)	2,682	$ 2,787,030
Axon Enterprise, Inc.:
6.125%, 3/15/30(3)	475	489,025
6.25%, 3/15/33(3)	360	371,447
Moog, Inc., 4.25%, 12/15/27(3)	1,357	1,338,761
Science Applications International Corp.:
4.875%, 4/1/28(3)	2,434	2,411,468
5.875%, 11/1/33(3)	905	905,847
		$8,303,578
Automotive & Auto Parts — 3.0%
Belron U.K. Finance PLC, 5.75%, 10/15/29(3)	2,286	$2,317,864
Clarios Global LP/Clarios U.S. Finance Co.:
6.75%, 2/15/30(3)	3,238	3,347,461
6.75%, 9/15/32(3)	1,295	1,324,507
Ford Motor Co., 4.75%, 1/15/43	2,109	1,682,455
Ford Motor Credit Co. LLC, 7.20%, 6/10/30(4)	1,300	1,390,385
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(3)	2,139	1,457,454
Wand NewCo 3, Inc., 7.625%, 1/30/32(3)	3,543	3,735,739
		$15,255,865
Security	Principal Amount* (000's omitted)		Value
Broadcasting — 0.7%
Playtika Holding Corp., 4.25%, 3/15/29(3)		1,887	$ 1,734,219
Univision Communications, Inc., 9.375%, 8/1/32(3)		1,080	1,151,828
Warnermedia Holdings, Inc., 5.05%, 3/15/42		1,038	829,305
			$ 3,715,352
Building Materials — 4.8%
AmeriTex HoldCo Intermediate LLC, 7.625%, 8/15/33(3)		2,420	$ 2,520,995
Builders FirstSource, Inc., 6.375%, 3/1/34(3)		3,500	3,609,746
CP Atlas Buyer, Inc.:
9.75%, 7/15/30(3)(4)		1,184	1,241,134
12.75%, (7.00% cash and 5.75% PIK), 1/15/31(3)		1,563	1,562,250
JH North America Holdings, Inc.:
5.875%, 1/31/31(3)		2,093	2,126,916
6.125%, 7/31/32(3)		757	776,034
Masterbrand, Inc., 7.00%, 7/15/32(3)		2,088	2,160,581
Park River Holdings, Inc., 8.00%, 3/15/31(3)(5)		630	638,404
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(3)		3,344	3,347,839
Standard Industries, Inc.:
2.25%, 11/21/26(6)	EUR	848	990,690
3.375%, 1/15/31(3)		1,121	1,016,117
4.375%, 7/15/30(3)		2,128	2,041,666
4.75%, 1/15/28(3)		2,000	1,984,447
			$24,016,819
Cable/Satellite TV — 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(3)		1,186	$1,093,322
4.25%, 1/15/34(3)		1,974	1,707,881
4.50%, 8/15/30(3)		1,574	1,487,579
4.75%, 3/1/30(3)		3,129	3,004,926
5.00%, 2/1/28(3)		1,000	991,195
5.375%, 6/1/29(3)		687	682,938
CSC Holdings LLC:
3.375%, 2/15/31(3)		936	604,399
4.125%, 12/1/30(3)		608	398,644
5.50%, 4/15/27(3)		740	702,995
11.75%, 1/31/29(3)		1,396	1,174,830
			$11,848,709
Capital Goods — 3.9%
Arcosa, Inc., 6.875%, 8/15/32(3)		2,285	$2,388,552
Calderys Financing II LLC, 11.75%, (11.75% cash or 12.50% PIK), 6/1/28(3)(7)		1,579	1,650,179
Calderys Financing LLC, 11.25%, 6/1/28(3)		2,000	2,123,156
Chart Industries, Inc., 9.50%, 1/1/31(3)		1,389	1,489,365
EMRLD Borrower LP/Emerald Co-Issuer, Inc., 6.625%, 12/15/30(3)		3,094	3,184,342
Esab Corp., 6.25%, 4/15/29(3)		1,544	1,588,086
JB Poindexter & Co., Inc., 8.75%, 12/15/31(3)		1,557	1,632,675

1
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Capital Goods (continued)
Madison IAQ LLC, 5.875%, 6/30/29(3)(4)		2,087	$ 2,063,563
New Flyer Holdings, Inc., 9.25%, 7/1/30(3)		3,026	3,241,113
			$ 19,361,031
Chemicals — 3.9%
Avient Corp.:
6.25%, 11/1/31(3)		870	$ 884,158
7.125%, 8/1/30(3)		2,183	2,245,135
Celanese U.S. Holdings LLC:
6.50%, 4/15/30(4)		500	503,682
7.20%, 11/15/33		2,278	2,369,696
Compass Minerals International, Inc.:
6.75%, 12/1/27(3)		1,043	1,046,818
8.00%, 7/1/30(3)		1,270	1,328,454
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(3)		788	716,958
Olympus Water U.S. Holding Corp.:
7.25%, 6/15/31(3)		1,000	1,014,410
7.25%, 2/15/33(3)(5)		3,470	3,475,783
9.75%, 11/15/28(3)		3,327	3,493,766
SNF Group SACA:
2.625%, 2/1/29(6)	EUR	1,289	1,482,983
2.625%, 2/1/29(3)	EUR	100	115,049
WR Grace Holdings LLC:
4.875%, 6/15/27(3)		768	764,197
7.375%, 3/1/31(3)		340	347,010
			$19,788,099
Consumer Products — 2.2%
Acushnet Co., 7.375%, 10/15/28(3)		2,661	$2,762,411
Edgewell Personal Care Co.:
4.125%, 4/1/29(3)		1,333	1,269,798
5.50%, 6/1/28(3)		954	953,443
Somnigroup International, Inc., 3.875%, 10/15/31(3)		4,110	3,769,559
Spectrum Brands, Inc., 3.875%, 3/15/31(3)		3,071	2,479,832
			$11,235,043
Containers — 2.6%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC:
3.00%, 9/1/29(6)	EUR	850	$923,523
4.00%, 9/1/29(3)		2,002	1,854,496
Ball Corp., 6.875%, 3/15/28		802	817,936
Canpack SA/Canpack U.S. LLC, 3.875%, 11/15/29(3)		1,786	1,677,447
Clydesdale Acquisition Holdings, Inc.:
6.75%, 4/15/32(3)		1,522	1,562,478
8.75%, 4/15/30(3)		2,506	2,576,652
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		1,165	1,160,103
Security	Principal Amount* (000's omitted)	Value
Containers (continued)
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC, 9.50%, 5/15/30(3)	2,294	$ 2,249,336
		$ 12,821,971
Diversified Financial Services — 6.8%
Ally Financial, Inc., 4.70% to 5/15/26(8)(9)	2,959	$ 2,886,483
Azorra Finance Ltd.:
7.25%, 1/15/31(3)	1,004	1,047,966
7.75%, 4/15/30(3)	870	918,214
Boost Newco Borrower LLC, 7.50%, 1/15/31(3)	1,522	1,615,815
CI Financial Corp., 4.10%, 6/15/51	1,100	798,467
Compass Group Diversified Holdings LLC:
5.00%, 1/15/32(3)(4)	734	657,897
5.25%, 4/15/29(3)	1,430	1,322,801
CrossCountry Intermediate HoldCo LLC, 6.50%, 10/1/30(3)	2,450	2,462,078
Diebold Nixdorf, Inc., 7.75%, 3/31/30(3)	2,595	2,743,860
Focus Financial Partners LLC, 6.75%, 9/15/31(3)	2,323	2,380,733
Hightower Holding LLC, 9.125%, 1/31/30(3)	1,997	2,128,051
MSCI, Inc., 3.875%, 2/15/31(3)	1,435	1,375,431
Phoenix Aviation Capital Ltd., 9.25%, 7/15/30(3)	2,280	2,427,924
Rocket Cos., Inc.:
6.125%, 8/1/30(3)	1,060	1,088,678
6.375%, 8/1/33(3)	1,590	1,643,049
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.:
3.625%, 3/1/29(3)	1,699	1,621,741
4.00%, 10/15/33(3)(4)	793	724,813
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 8/15/32(3)	1,832	1,895,398
UWM Holdings LLC, 6.25%, 3/15/31(3)	1,247	1,241,840
Walker & Dunlop, Inc., 6.625%, 4/1/33(3)	3,035	3,106,252
		$34,087,491
Diversified Media — 2.2%
Arches Buyer, Inc.:
4.25%, 6/1/28(3)	565	$554,158
6.125%, 12/1/28(3)	1,493	1,464,905
Cars.com, Inc., 6.375%, 11/1/28(3)	1,968	1,961,810
Clear Channel Outdoor Holdings, Inc.:
7.125%, 2/15/31(3)	1,090	1,127,487
7.50%, 3/15/33(3)	410	428,977
7.75%, 4/15/28(3)	1,047	1,046,028
7.875%, 4/1/30(3)	662	695,597
Snap, Inc., 6.875%, 3/1/33(3)	2,125	2,174,308
Stagwell Global LLC, 5.625%, 8/15/29(3)	1,427	1,387,406
		$10,840,676

2
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Energy — 0.3%
WBI Operating LLC:
6.25%, 10/15/30(3)(5)	890	$ 890,000
6.50%, 10/15/33(3)(5)	725	725,000
		$ 1,615,000
Entertainment/Film — 0.3%
Cinemark USA, Inc., 5.25%, 7/15/28(3)	1,517	$ 1,509,948
		$ 1,509,948
Environmental — 1.7%
Clean Harbors, Inc.:
4.875%, 7/15/27(3)	500	$499,998
5.125%, 7/15/29(3)	1,000	992,560
6.375%, 2/1/31(3)	280	286,972
GFL Environmental, Inc.:
3.50%, 9/1/28(3)	1,631	1,592,481
4.00%, 8/1/28(3)	1,500	1,465,868
4.75%, 6/15/29(3)	1,343	1,327,947
Reworld Holding Corp., 4.875%, 12/1/29(3)	1,948	1,833,804
Wrangler Holdco Corp., 6.625%, 4/1/32(3)	565	589,636
		$8,589,266
Food & Drug Retail — 0.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC:
4.875%, 2/15/30(3)	2,108	$2,073,661
5.875%, 2/15/28(3)	2,295	2,297,672
		$4,371,333
Food, Beverage & Tobacco — 4.7%
BellRing Brands, Inc., 7.00%, 3/15/30(3)	2,032	$2,100,694
Chobani Holdco II LLC, 9.50% PIK to 4/1/26, 10/1/29(3)	4,319	4,587,582
Chobani LLC/Chobani Finance Corp., Inc.:
4.625%, 11/15/28(3)	1,518	1,502,739
7.625%, 7/1/29(3)	1,815	1,894,854
Darling Ingredients, Inc.:
5.25%, 4/15/27(3)	500	499,294
6.00%, 6/15/30(3)	711	718,559
Froneri Lux FinCo SARL, 6.00%, 8/1/32(3)	1,750	1,754,216
Performance Food Group, Inc.:
4.25%, 8/1/29(3)	2,496	2,427,289
6.125%, 9/15/32(3)	1,288	1,320,922
Pilgrim's Pride Corp., 3.50%, 3/1/32	2,000	1,832,267
Primo Water Holdings, Inc./Triton Water Holdings, Inc., 6.25%, 4/1/29(3)	1,456	1,456,916
U.S. Foods, Inc., 4.75%, 2/15/29(3)	2,490	2,455,628
Viking Baked Goods Acquisition Corp., 8.625%, 11/1/31(3)	771	773,094
		$23,324,054
Security	Principal Amount* (000's omitted)		Value
Healthcare — 9.2%
AHP Health Partners, Inc., 5.75%, 7/15/29(3)		478	$ 470,859
AMN Healthcare, Inc.:
4.00%, 4/15/29(3)(4)		1,033	975,161
4.625%, 10/1/27(3)		122	122,027
AthenaHealth Group, Inc., 6.50%, 2/15/30(3)		6,550	6,502,008
Avantor Funding, Inc.:
3.875%, 7/15/28(6)	EUR	600	703,443
4.625%, 7/15/28(3)		1,022	1,006,233
Concentra Health Services, Inc., 6.875%, 7/15/32(3)		1,201	1,248,598
Encompass Health Corp., 4.75%, 2/1/30		1,247	1,233,563
Fortrea Holdings, Inc., 7.50%, 7/1/30(3)(4)		1,227	1,163,430
Global Medical Response, Inc., 7.375%, 10/1/32(3)		2,000	2,059,870
HealthEquity, Inc., 4.50%, 10/1/29(3)		2,521	2,447,576
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(3)		726	765,882
IQVIA, Inc.:
5.00%, 5/15/27(3)		594	592,887
6.25%, 6/1/32(3)		1,625	1,672,760
LifePoint Health, Inc.:
5.375%, 1/15/29(3)		2,679	2,554,239
10.00%, 6/1/32(3)(4)		645	678,030
Medline Borrower LP, 5.25%, 10/1/29(3)		5,489	5,445,600
Molina Healthcare, Inc.:
3.875%, 11/15/30(3)		2,502	2,317,166
3.875%, 5/15/32(3)		754	684,735
6.25%, 1/15/33(3)		564	570,779
Option Care Health, Inc., 4.375%, 10/31/29(3)		2,368	2,285,891
Perrigo Finance Unlimited Co.:
4.90%, 6/15/30		2,023	1,976,245
4.90%, 12/15/44		513	414,972
Prestige Brands, Inc., 3.75%, 4/1/31(3)		1,119	1,031,522
Surgery Center Holdings, Inc., 7.25%, 4/15/32(3)		1,681	1,728,902
Team Health Holdings, Inc.:
8.375%, 6/30/28(3)		806	824,071
13.50%, (9.00% cash and 4.50% PIK), 6/30/28(3)		1,484	1,604,688
U.S. Acute Care Solutions LLC, 9.75%, 5/15/29(3)		2,356	2,415,447
Varex Imaging Corp., 7.875%, 10/15/27(3)		544	555,589
			$46,052,173
Homebuilders/Real Estate — 5.9%
Ashton Woods USA LLC/Ashton Woods Finance Co.:
4.625%, 8/1/29(3)		312	$299,033
4.625%, 4/1/30(3)		2,005	1,899,988
Cushman & Wakefield U.S. Borrower LLC:
6.75%, 5/15/28(3)		2,032	2,052,088
8.875%, 9/1/31(3)		1,557	1,663,050
Greystar Real Estate Partners LLC, 7.75%, 9/1/30(3)		5,489	5,806,868
K Hovnanian Enterprises, Inc.:
8.00%, 4/1/31(3)		730	749,030

3
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Homebuilders/Real Estate (continued)
K Hovnanian Enterprises, Inc.: (continued)
8.375%, 10/1/33(3)		730	$ 748,890
KB Home:
4.00%, 6/15/31		75	70,489
4.80%, 11/15/29		1,452	1,438,256
LGI Homes, Inc., 7.00%, 11/15/32(3)(4)		2,335	2,282,462
New Home Co., Inc.:
8.50%, 11/1/30(3)		646	671,395
9.25%, 10/1/29(3)		2,794	2,937,287
Outfront Media Capital LLC/Outfront Media Capital Corp.:
4.625%, 3/15/30(3)(4)		2,416	2,324,062
7.375%, 2/15/31(3)		1,187	1,253,114
Taylor Morrison Communities, Inc.:
5.125%, 8/1/30(3)		2,309	2,303,679
5.75%, 1/15/28(3)		306	310,531
TopBuild Corp.:
3.625%, 3/15/29(3)		1,000	959,604
4.125%, 2/15/32(3)		2,051	1,924,259
			$29,694,085
Insurance — 3.6%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer:
6.50%, 10/1/31(3)		317	$324,507
6.75%, 10/15/27(3)		4,251	4,263,515
7.00%, 1/15/31(3)		1,104	1,141,556
7.375%, 10/1/32(3)		230	237,287
AmWINS Group, Inc., 4.875%, 6/30/29(3)		2,670	2,596,711
Amynta Agency Borrower, Inc. & Amynta Warranty Borrower, Inc., 7.50%, 7/15/33(3)		3,627	3,731,244
Panther Escrow Issuer LLC, 7.125%, 6/1/31(3)		2,368	2,464,657
Ryan Specialty LLC, 5.875%, 8/1/32(3)		3,212	3,250,354
			$18,009,831
Leisure — 0.4%
Motion Finco SARL, 8.375%, 2/15/32(3)		2,083	$1,803,080
			$1,803,080
Metals/Mining — 1.7%
Constellium SE:
3.125%, 7/15/29(6)	EUR	1,150	$1,317,577
3.75%, 4/15/29(3)		845	804,718
5.625%, 6/15/28(3)(4)		1,000	999,303
Hudbay Minerals, Inc.:
4.50%, 4/1/26(3)		1,721	1,716,867
6.125%, 4/1/29(3)		995	1,003,932
Novelis Corp.:
3.875%, 8/15/31(3)		2,085	1,902,600
4.75%, 1/30/30(3)		927	895,012
			$8,640,009
Security	Principal Amount* (000's omitted)	Value
Publishing/Printing — 1.2%
Cimpress PLC, 7.375%, 9/15/32(3)(4)	1,644	$ 1,640,325
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(3)	1,345	1,345,353
7.375%, 9/1/31(3)	860	894,240
8.00%, 8/1/29(3)	2,306	2,350,458
		$ 6,230,376
Railroad — 0.5%
Watco Cos. LLC/Watco Finance Corp., 7.125%, 8/1/32(3)	2,570	$ 2,662,302
		$2,662,302
Restaurants — 0.3%
Yum! Brands, Inc., 3.625%, 3/15/31	1,824	$1,705,535
		$1,705,535
Services — 6.7%
Adtalem Global Education, Inc., 5.50%, 3/1/28(3)	3,102	$3,094,352
APi Group DE, Inc., 4.75%, 10/15/29(3)	2,577	2,530,420
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.375%, 6/15/32(3)	940	983,979
Clarivate Science Holdings Corp., 4.875%, 7/1/29(3)	1,293	1,223,105
EquipmentShare.com, Inc., 8.625%, 5/15/32(3)	1,580	1,707,812
Herc Holdings, Inc.:
7.00%, 6/15/30(3)	955	992,762
7.25%, 6/15/33(3)	1,070	1,117,826
Imola Merger Corp., 4.75%, 5/15/29(3)	3,607	3,511,413
Korn Ferry, 4.625%, 12/15/27(3)	2,366	2,351,842
LBM Acquisition LLC, 9.50%, 6/15/31(3)	1,674	1,761,163
NESCO Holdings II, Inc., 5.50%, 4/15/29(3)	1,485	1,455,404
RB Global Holdings, Inc.:
6.75%, 3/15/28(3)	1,504	1,539,488
7.75%, 3/15/31(3)	347	363,362
Specialty Building Products Holdings LLC/SBP Finance Corp., 7.75%, 10/15/29(3)	2,970	3,019,712
VT Topco, Inc., 8.50%, 8/15/30(3)	2,431	2,475,040
WESCO Distribution, Inc.:
6.625%, 3/15/32(3)	1,345	1,399,433
7.25%, 6/15/28(3)	853	864,810
Windsor Holdings III LLC, 8.50%, 6/15/30(3)	2,793	2,955,997
		$33,347,920
Steel — 0.5%
TMS International Corp., 6.25%, 4/15/29(3)	2,790	$2,707,910
		$2,707,910
Super Retail — 5.0%
Asbury Automotive Group, Inc.:
4.50%, 3/1/28	691	$683,089
4.625%, 11/15/29(3)	398	386,583

4
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Super Retail (continued)
Asbury Automotive Group, Inc.: (continued)
4.75%, 3/1/30	1,118	$ 1,089,776
5.00%, 2/15/32(3)	162	155,681
Bath & Body Works, Inc.:
6.625%, 10/1/30(3)	435	445,321
6.75%, 7/1/36	196	201,978
6.95%, 3/1/33	1,244	1,302,050
Champ Acquisition Corp., 8.375%, 12/1/31(3)	1,517	1,616,568
Cougar JV Subsidiary LLC, 8.00%, 5/15/32(3)	2,361	2,513,610
Group 1 Automotive, Inc.:
4.00%, 8/15/28(3)	1,761	1,712,821
6.375%, 1/15/30(3)	380	389,465
Hanesbrands, Inc., 9.00%, 2/15/31(3)(4)	1,020	1,080,994
Ken Garff Automotive LLC, 4.875%, 9/15/28(3)	1,490	1,460,099
LCM Investments Holdings II LLC:
4.875%, 5/1/29(3)	1,245	1,220,726
8.25%, 8/1/31(3)	1,209	1,279,574
Lithia Motors, Inc.:
3.875%, 6/1/29(3)	958	915,776
4.375%, 1/15/31(3)	1,324	1,258,300
4.625%, 12/15/27(3)	1,173	1,162,337
Mavis Tire Express Services Topco Corp., 6.50%, 5/15/29(3)	2,343	2,333,706
PetSmart LLC/PetSmart Finance Corp.:
7.50%, 9/15/32(3)	460	461,834
10.00%, 9/15/33(3)	465	470,421
Sonic Automotive, Inc.:
4.625%, 11/15/29(3)(4)	2,129	2,069,185
4.875%, 11/15/31(3)	816	780,885
		$24,990,779
Technology — 4.1%
Ciena Corp., 4.00%, 1/31/30(3)	1,403	$1,339,789
Cloud Software Group, Inc.:
6.50%, 3/31/29(3)	1,282	1,294,974
9.00%, 9/30/29(3)	2,446	2,539,783
Coherent Corp., 5.00%, 12/15/29(3)	995	982,442
Fair Isaac Corp., 4.00%, 6/15/28(3)	2,050	1,996,134
Insight Enterprises, Inc., 6.625%, 5/15/32(3)	2,010	2,063,205
McAfee Corp., 7.375%, 2/15/30(3)(4)	1,868	1,734,917
ON Semiconductor Corp., 3.875%, 9/1/28(3)	1,804	1,753,058
Open Text Holdings, Inc., 4.125%, 2/15/30(3)	1,352	1,282,435
Seagate Data Storage Technology Pte. Ltd.:
4.091%, 6/1/29(3)	328	318,137
9.625%, 12/1/32(3)	1,327	1,503,933
Sensata Technologies, Inc.:
3.75%, 2/15/31(3)	1,511	1,395,837
4.375%, 2/15/30(3)	199	192,310
VM Consolidated, Inc., 5.50%, 4/15/29(3)	2,312	2,309,999
		$20,706,953
Security	Principal Amount* (000's omitted)	Value
Telecommunications — 2.5%
Level 3 Financing, Inc.:
3.875%, 10/15/30(3)	213	$ 187,034
4.50%, 4/1/30(3)	675	620,029
7.00%, 3/31/34(3)	426	433,532
Maya SAS/Paris France:
7.00%, 4/15/32(3)	795	811,738
8.50%, 4/15/31(3)	580	622,527
Sable International Finance Ltd., 7.125%, 10/15/32(3)	942	957,230
Virgin Media Secured Finance PLC:
4.50%, 8/15/30(3)	490	462,423
5.50%, 5/15/29(3)	1,107	1,095,288
Vmed O2 U.K. Financing I PLC:
4.75%, 7/15/31(3)	1,540	1,450,482
7.75%, 4/15/32(3)	520	546,982
Windstream Services LLC, 7.50%, 10/15/33(3)(5)	2,160	2,160,767
Zegona Finance PLC, 8.625%, 7/15/29(3)	2,707	2,886,555
Ziggo BV, 4.875%, 1/15/30(3)	506	478,034
		$12,712,621
Transport Excluding Air & Rail — 0.4%
Seaspan Corp., 5.50%, 8/1/29(3)	1,874	$1,808,626
		$1,808,626
Utilities — 5.6%
Atlantica Sustainable Infrastructure Ltd., 4.125%, 6/15/28(3)	575	$562,947
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 6.375%, 2/15/32(3)	5,440	5,579,541
Clearway Energy Operating LLC, 4.75%, 3/15/28(3)	1,221	1,207,221
Ferrellgas LP/Ferrellgas Finance Corp., 5.875%, 4/1/29(3)	1,731	1,612,283
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29(3)	2,436	2,304,089
NRG Energy, Inc.:
5.75%, 1/15/28	1,021	1,023,937
5.75%, 1/15/34(3)(5)	848	847,664
6.00%, 2/1/33(3)	1,036	1,052,914
6.00%, 1/15/36(3)(5)	848	848,652
6.25%, 11/1/34(3)	707	725,181
10.25% to 3/15/28(3)(8)(9)	1,354	1,480,154
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28(3)	2,220	2,165,396
TerraForm Power Operating LLC:
4.75%, 1/15/30(3)	1,050	1,015,661
5.00%, 1/31/28(3)	1,402	1,392,926
TransAlta Corp., 7.75%, 11/15/29	2,246	2,337,055
XPLR Infrastructure Operating Partners LP:
4.50%, 9/15/27(3)	924	907,120

5
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Utilities (continued)
XPLR Infrastructure Operating Partners LP: (continued)
8.375%, 1/15/31(3)(4)	1,347	$ 1,412,707
8.625%, 3/15/33(3)	1,341	1,407,304
		$ 27,882,752
Total Corporate Bonds (identified cost $445,821,592)		$449,639,187

Senior Floating-Rate Loans — 6.6%(10)

Borrower/Description	Principal Amount (000's omitted)	Value
Automotive & Auto Parts — 0.2%
Clarios Global LP, Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 5/6/30	$1,072	$ 1,073,744
		$ 1,073,744
Broadcasting — 0.1%
E.W. Scripps Co., Term Loan, 10.015%, (1 mo. USD Term SOFR + 5.75%), 6/30/28	$427	$ 432,724
		$ 432,724
Building Materials — 0.6%
Associated Materials, Inc., Term Loan, 10.163%, (1 mo. USD Term SOFR + 6.00%), 3/8/29	$2,377	$ 2,203,637
CP Atlas Buyer, Inc., Term Loan, 7/8/30(11)	325	319,312
Park River Holdings, Inc., Term Loan, 9/25/31(11)	419	419,337
		$2,942,286
Cable/Satellite TV — 0.1%
E.W. Scripps Co., Term Loan, 7.615%, (1 mo. USD Term SOFR + 3.35%), 11/30/29	$716	$687,911
		$687,911
Capital Goods — 0.5%
EMRLD Borrower LP, Term Loan, 6.449%, (3 mo. USD Term SOFR + 2.25%), 5/31/30	$2,309	$2,305,049
		$2,305,049
Diversified Media — 0.1%
CMG Media Corp., Term Loan, 7.602%, (3 mo. USD Term SOFR + 3.50%), 6/18/29	$753	$721,770
		$721,770
Food, Beverage & Tobacco — 0.5%
Primo Brands Corp., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 3/31/28	$2,767	$2,769,499
		$2,769,499
Borrower/Description	Principal Amount (000's omitted)	Value
Healthcare — 0.3%
LifePoint Health, Inc., Term Loan, 8.068%, (3 mo. USD Term SOFR + 3.75%), 5/19/31	$713	$ 712,797
Team Health Holdings, Inc., Term Loan, 6/30/28(11)	1,023	1,021,798
		$ 1,734,595
Homebuilders/Real Estate — 0.2%
Signal Parent, Inc., Term Loan, 7.908%, (3 mo. USD Term SOFR + 3.50%), 4/3/28	$1,179	$ 863,699
		$ 863,699
Insurance — 0.4%
Truist Insurance Holdings LLC, Term Loan - Second Lien, 8.752%, (3 mo. USD Term SOFR + 4.75%), 5/6/32	$1,782	$ 1,817,496
		$1,817,496
Restaurants — 0.6%
IRB Holding Corp., Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 12/15/27	$2,859	$2,863,035
		$2,863,035
Services — 0.3%
LBM Acquisition LLC, Term Loan, 6/6/31(11)	$1,306	$1,276,682
		$1,276,682
Super Retail — 1.7%
Evergreen Acqco 1 LP, Term Loan, 7.026%, (3 mo. USD Term SOFR + 3.00%), 9/17/32	$1,853	$1,856,863
Hanesbrands, Inc., Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 3/7/32	1,067	1,073,587
Mavis Tire Express Services Corp., Term Loan, 7.199%, (3 mo. USD Term SOFR + 3.00%), 5/4/28	1,705	1,706,840
Petco Health & Wellness Co., Inc., Term Loan, 7.513%, (3 mo. USD Term SOFR + 3.25%), 3/3/28	1,228	1,198,356
PetSmart, Inc., Term Loan, 8.136%, (1 mo. USD Term SOFR + 4.00%), 8/18/32	2,751	2,713,105
		$8,548,751
Technology — 0.8%
Fortress Intermediate 3, Inc., Term Loan, 7.255%, (1 mo. USD Term SOFR + 3.00%), 6/27/31	$4,183	$4,209,534
		$4,209,534

6
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Telecommunications — 0.2%
Lumen Technologies, Inc.:
Term Loan, 6.628%, (1 mo. USD Term SOFR + 2.35%), 4/16/29	$509	$ 506,921
Term Loan, 6.628%, (1 mo. USD Term SOFR + 2.35%), 4/15/30	644	640,495
		$ 1,147,416
Total Senior Floating-Rate Loans (identified cost $33,591,553)		$ 33,394,191

Miscellaneous — 0.0%

Security	Principal Amount	Value
Diversified Media — 0.0%
National CineMedia, Inc., Escrow Certificates(1)(12)	$679,000	$ 0
		$ 0
Paper — 0.0%
Enviva LLC, Escrow Certificates(1)(12)	1,451,000	$ 0
		$ 0
Total Miscellaneous (identified cost $0)		$ 0

Short-Term Investments — 7.9%
Affiliated Fund — 3.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.05%(13)	19,229,557	$ 19,229,557
Total Affiliated Fund (identified cost $19,229,557)		$ 19,229,557
Securities Lending Collateral — 4.0%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.18%(14)	20,218,948	$ 20,218,948
Total Securities Lending Collateral (identified cost $20,218,948)		$ 20,218,948
Total Short-Term Investments (identified cost $39,448,505)		$ 39,448,505
Total Investments — 105.1% (identified cost $521,767,018)		$527,071,977

Other Assets, Less Liabilities — (5.1)%	$(25,754,934)

Net Assets — 100.0%	$501,317,043

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Non-income producing security.
(2)	Restricted security. Total market value of restricted securities amounts to $808,167, which represents 0.2% of the net assets of the Fund as of September 30, 2025.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2025, the aggregate value of these securities is $416,473,247 or 83.1% of the Fund's net assets.
(4)	All or a portion of this security was on loan at September 30, 2025. The aggregate market value of securities on loan at September 30, 2025 was $19,602,547.
(5)	When-issued security.
(6)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2025, the aggregate value of these securities is $5,418,216 or 1.1% of the Fund's net assets.
(7)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer's discretion.
(8)	Security converts to variable rate after the indicated fixed-rate coupon period.
(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

7
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Schedule of Investments — continued

(10)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(11)	This Senior Loan will settle after September 30, 2025, at which time the interest rate will be determined.
(12)	Security is valued using significant unobservable inputs and is categorized as Level 3 in the fair value hierarchy.
(13)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of September 30, 2025.
(14)	Represents investment of cash collateral received in connection with securities lending.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
GBP	101,328	USD	135,203	State Street Bank and Trust Company	10/31/25	$1,095	$ —
GBP	177,503	USD	238,747	State Street Bank and Trust Company	10/31/25	15	—
USD	35,244	EUR	30,286	State Street Bank and Trust Company	10/31/25	—	(376)
USD	5,819,529	EUR	5,021,802	State Street Bank and Trust Company	10/31/25	—	(86,721)
USD	3,412	GBP	2,559	State Street Bank and Trust Company	10/31/25	—	(31)
USD	369,409	GBP	276,272	State Street Bank and Trust Company	10/31/25	—	(2,209)
						$1,110	$(89,337)
Restricted Securities
Description	Acquisition Date	Cost
Enviva LLC	12/6/24	$326,038
		$326,038

Abbreviations:
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
8
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Statement of Assets and Liabilities

September 30, 2025
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $502,537,461) - including $19,602,547 of securities on loan	$507,842,420
Investments in securities of affiliated issuers, at value (identified cost $19,229,557)	19,229,557
Receivable for open forward foreign currency exchange contracts	1,110
Cash	238,836
Cash denominated in foreign currency, at value (cost $364,765)	364,234
Receivable for investments sold	332,741
Receivable for capital shares sold	249,189
Interest receivable	7,437,782
Dividends receivable - affiliated	76,200
Securities lending income receivable	11,088
Receivable from affiliates	32,259
Trustees' deferred compensation plan	153,481
Total assets	$535,968,897
Liabilities
Payable for open forward foreign currency exchange contracts	$89,337
Payable for investments purchased	3,335,152
Payable for when-issued securities	9,570,866
Payable for capital shares redeemed	570,515
Distributions payable	257,455
Deposits for securities loaned	20,218,948
Payable to affiliates:
Investment advisory fee	194,072
Administrative fee	49,177
Distribution and service fees	17,168
Sub-transfer agency fee	14,924
Trustees' deferred compensation plan	153,481
Accrued expenses	180,759
Total liabilities	$34,651,854
Net Assets	$501,317,043
Sources of Net Assets
Paid-in capital	$548,030,481
Accumulated loss	(46,713,438)
Net Assets	$501,317,043
Class A Shares
Net Assets	$69,324,589
Shares Outstanding	2,750,302
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$25.21
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$26.06
Class C Shares
Net Assets	$3,710,634
Shares Outstanding	144,946
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$25.60
9
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Statement of Assets and Liabilities — continued

September 30, 2025
Class I Shares
Net Assets	$341,416,969
Shares Outstanding	13,741,198
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$24.85
Class R6 Shares
Net Assets	$86,864,851
Shares Outstanding	3,494,381
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$24.86

On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
10
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Statement of Operations

Year Ended
September 30, 2025
Investment Income
Dividend income (net of foreign taxes withheld of $419)	$171,307
Dividend income - affiliated issuers	737,660
Interest income	29,598,932
Securities lending income, net	224,752
Other income	146,974
Total investment income	$30,879,625
Expenses
Investment advisory fee	$2,278,236
Administrative fee	569,559
Distribution and service fees:
Class A	159,708
Class C	31,402
Trustees' fees and expenses	26,156
Custodian fees	13,282
Transfer agency fees and expenses	495,583
Accounting fees	108,690
Professional fees	60,645
Registration fees	70,954
Reports to shareholders	48,708
Miscellaneous	29,920
Total expenses	$3,892,843
Waiver and/or reimbursement of expenses by affiliates	$(121,556)
Net expenses	$3,771,287
Net investment income	$27,108,338
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$(982,942)
Foreign currency transactions	(12,675)
Forward foreign currency exchange contracts	(301,327)
Net realized loss	$(1,296,944)
Change in unrealized appreciation (depreciation):
Investment securities	$3,880,540
Foreign currency	(539)
Forward foreign currency exchange contracts	155,763
Net change in unrealized appreciation (depreciation)	$4,035,764
Net realized and unrealized gain	$2,738,820
Net increase in net assets from operations	$29,847,158
11
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Statements of Changes in Net Assets

	Year Ended September 30,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$27,108,338	$24,338,839
Net realized loss	(1,296,944)	(12,888,682)
Net change in unrealized appreciation (depreciation)	4,035,764	43,278,495
Net increase in net assets from operations	$29,847,158	$54,728,652
Distributions to shareholders:
Class A	$(3,539,883)	$(3,016,468)
Class C	(150,420)	(87,800)
Class I	(19,187,083)	(17,335,690)
Class R6	(4,465,868)	(4,369,934)
Total distributions to shareholders	$(27,343,254)	$(24,809,892)
Capital share transactions:
Class A	$7,669,456	$9,248,981
Class C	1,719,312	(555,140)
Class I	11,754,564	4,842,424
Class R6	6,654,456	727,770
Net increase in net assets from capital share transactions	$27,797,788	$14,264,035
Net increase in net assets	$30,301,692	$44,182,795
Net Assets
At beginning of year	$471,015,351	$426,832,556
At end of year	$501,317,043	$471,015,351
12
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Financial Highlights

	Class A
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$25.06	$23.37	$22.73	$27.47	$26.56
Income (Loss) From Operations
Net investment income(1)	$1.37	$1.31	$1.19	$1.03	$1.08
Net realized and unrealized gain (loss)	0.16	1.72	0.67	(4.71)	0.95
Total income (loss) from operations	$1.53	$3.03	$1.86	$(3.68)	$2.03
Less Distributions
From net investment income	$(1.38)	$(1.34)	$(1.22)	$(1.06)	$(1.12)
Total distributions	$(1.38)	$(1.34)	$(1.22)	$(1.06)	$(1.12)
Net asset value — End of year	$25.21	$25.06	$23.37	$22.73	$27.47
Total Return(2)	6.31%	13.27%	8.24%	(13.69)%	7.74%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$69,325	$61,223	$48,172	$46,982	$55,740
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.04%	1.03%	1.02%	1.02%	1.01%
Net expenses	1.01%(4)	1.01%(4)	1.02%(4)	1.02%(4)	1.01%
Net investment income	5.49%	5.39%	5.07%	4.03%	3.95%
Portfolio Turnover	35%	41%	24%	28%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01%, less than 0.01%, less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2025, 2024, 2023 and 2022, respectively).
13
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$25.45	$23.74	$23.08	$27.89	$26.98
Income (Loss) From Operations
Net investment income(1)	$1.20	$1.14	$1.03	$0.84	$0.89
Net realized and unrealized gain (loss)	0.16	1.74	0.69	(4.76)	0.95
Total income (loss) from operations	$1.36	$2.88	$1.72	$(3.92)	$1.84
Less Distributions
From net investment income	$(1.21)	$(1.17)	$(1.06)	$(0.89)	$(0.93)
Total distributions	$(1.21)	$(1.17)	$(1.06)	$(0.89)	$(0.93)
Net asset value — End of year	$25.60	$25.45	$23.74	$23.08	$27.89
Total Return(2)	5.51%	12.40%	7.48%	(14.33)%	6.88%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,711	$1,970	$2,396	$2,998	$5,199
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.79%	1.78%	1.77%	1.77%	1.76%
Net expenses	1.76%(4)	1.76%(4)	1.77%(4)	1.77%(4)	1.76%
Net investment income	4.73%	4.64%	4.30%	3.24%	3.21%
Portfolio Turnover	35%	41%	24%	28%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01%, less than 0.01%, less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2025, 2024, 2023 and 2022, respectively).
14
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$24.70	$23.04	$22.40	$27.07	$26.18
Income (Loss) From Operations
Net investment income(1)	$1.41	$1.35	$1.23	$1.07	$1.13
Net realized and unrealized gain (loss)	0.16	1.69	0.67	(4.63)	0.93
Total income (loss) from operations	$1.57	$3.04	$1.90	$(3.56)	$2.06
Less Distributions
From net investment income	$(1.42)	$(1.38)	$(1.26)	$(1.11)	$(1.17)
Total distributions	$(1.42)	$(1.38)	$(1.26)	$(1.11)	$(1.17)
Net asset value — End of year	$24.85	$24.70	$23.04	$22.40	$27.07
Total Return(2)	6.59%	13.53%	8.55%	(13.47)%	7.98%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$341,417	$328,004	$302,348	$299,339	$380,659
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.79%	0.78%	0.77%	0.77%	0.76%
Net expenses	0.76%(4)	0.76%(4)	0.77%(4)	0.77%(4)	0.76%
Net investment income	5.74%	5.64%	5.31%	4.27%	4.18%
Portfolio Turnover	35%	41%	24%	28%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01%, less than 0.01%, less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2025, 2024, 2023 and 2022, respectively).
15
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$24.71	$23.05	$22.41	$27.08	$26.19
Income (Loss) From Operations
Net investment income(1)	$1.43	$1.37	$1.25	$1.11	$1.14
Net realized and unrealized gain (loss)	0.16	1.69	0.67	(4.65)	0.95
Total income (loss) from operations	$1.59	$3.06	$1.92	$(3.54)	$2.09
Less Distributions
From net investment income	$(1.44)	$(1.40)	$(1.28)	$(1.13)	$(1.20)
Total distributions	$(1.44)	$(1.40)	$(1.28)	$(1.13)	$(1.20)
Net asset value — End of year	$24.86	$24.71	$23.05	$22.41	$27.08
Total Return(2)	6.66%	13.62%	8.64%	(13.39)%	8.07%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$86,865	$79,819	$73,917	$85,082	$51,035
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.71%	0.69%	0.69%	0.69%	0.69%
Net expenses	0.70%(4)	0.68%(4)	0.68%(4)	0.69%(4)	0.69%
Net investment income	5.81%	5.73%	5.40%	4.47%	4.22%
Portfolio Turnover	35%	41%	24%	28%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01%, less than 0.01%, less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2025, 2024, 2023 and 2022, respectively).
16
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Calvert High Yield Bond Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek high current income and capital appreciation, secondarily. The Fund invests primarily in high-yield, high-risk bonds, with varying maturities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
17

Calvert
High Yield Bond Fund
September 30, 2025
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2025, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$2,250,550	$808,167	$ —	$3,058,717
Convertible Bonds	—	1,531,377	—	1,531,377
Corporate Bonds	—	449,639,187	—	449,639,187
Senior Floating-Rate Loans	—	33,394,191	—	33,394,191
Miscellaneous	—	—	0	0
Short-Term Investments:
Affiliated Fund	19,229,557	—	—	19,229,557
Securities Lending Collateral	20,218,948	—	—	20,218,948
Total Investments	$41,699,055	$485,372,922	$0	$527,071,977
Forward Foreign Currency Exchange Contracts	$ —	$1,110	$ —	$1,110
Total	$41,699,055	$485,374,032	$0	$527,073,087
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$(89,337)	$ —	$(89,337)
Total	$ —	$(89,337)	$ —	$(89,337)

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2025 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to
18

Calvert
High Yield Bond Fund
September 30, 2025
Notes to Financial Statements — continued

changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Unfunded Loan Commitments— The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments, if any, are disclosed in the accompanying Schedule of Investments.
G  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
H  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
I  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
K  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
L  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
M  Segment Reporting— During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.
19

Calvert
High Yield Bond Fund
September 30, 2025
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.48% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2025, the investment advisory fee amounted to $2,278,236.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2025, the investment advisory fee paid was reduced by $24,433 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.02%, 1.77%, 0.77% and 0.71% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2026. For the year ended September 30, 2025, CRM waived and/or reimbursed expenses of $97,123.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2025, CRM was paid administrative fees of $569,559.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2025 amounted to $159,708 and $31,402 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $2,620 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2025. The Fund was also informed that EVD received less than $100 and $3,937 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2025, sub-transfer agency fees and expenses incurred to EVM amounted to $54,196 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $250,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $55,000 ($40,000 prior to January 1, 2025) annual fee, Committee chairs receive an additional $20,000 ($15,000 prior to January 1, 2025) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2025, the cost of purchases and proceeds from sales of investments, other than short-term securities and including maturities and principal repayments on senior floating-rate loans, were $201,433,788 and $160,791,410, respectively.
20

Calvert
High Yield Bond Fund
September 30, 2025
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2025 and September 30, 2024 was as follows:
	Year Ended September 30,
	2025	2024
Ordinary income	$27,343,254	$24,809,892
During the year ended September 30, 2025, accumulated loss was increased by $14,685 and paid-in capital was increased by $14,685 primarily due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$9,718
Deferred capital losses	(51,067,474)
Net unrealized appreciation	3,968,435
Distributions payable	(257,455)
Other temporary differences	633,338
Accumulated loss	$(46,713,438)
At September 30, 2025, the Fund, for federal income tax purposes, had deferred capital losses of $51,067,474 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2025, $8,733,079 are short-term and $42,334,395 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$523,104,836
Gross unrealized appreciation	$9,740,932
Gross unrealized depreciation	(5,773,791)
Net unrealized appreciation	$3,967,141
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2025 is included in the Schedule of Investments. At September 30, 2025, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. During the year ended September 30, 2025, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
21

Calvert
High Yield Bond Fund
September 30, 2025
Notes to Financial Statements — continued

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2025, the fair value of derivatives with credit-related contingent features in a net liability position was $89,337. At September 30, 2025, there were no assets pledged by the Fund for such liability.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2025, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk was as follows:
				Fair Value
Derivative		Asset Derivative(1)	Liability Derivative(2)
Forward foreign currency exchange contracts		$1,110	$(89,337)
Total Derivatives subject to master netting agreement	$1,110	$(89,337)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$1,110	$(1,110)	$ —	$ —	$ —

22

Calvert
High Yield Bond Fund
September 30, 2025
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(89,337)	$1,110	$ —	$ —	$(88,227)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended September 30, 2025 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(301,327)	$155,763

(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended September 30, 2025, which is indicative of the volume of this derivative type, was approximately $7,863,000.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2025, the total value of securities on loan, including accrued interest, was $19,925,038 and the total value of collateral received was $20,218,948, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2025.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$20,218,948	$ —	$ —	$ —	$20,218,948
23

Calvert
High Yield Bond Fund
September 30, 2025
Notes to Financial Statements — continued

The carrying amount of the liability for deposits for securities loaned at September 30, 2025 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2025.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended September 30, 2025. Effective October 21, 2025, the Fund renewed its line of credit agreement, which expires October 20, 2026, at substantially the same terms.
8  Affiliated Investments
At September 30, 2025, the value of the Fund’s investment in funds that may be deemed to be affiliated was $19,229,557, which represents 3.9% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$21,244,985	$152,286,951	$(154,302,379)	$ —	$ —	$19,229,557	$737,660	19,229,557
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class A
Shares sold	779,582	$19,380,672	822,322	$19,867,780
Reinvestment of distributions	136,815	3,411,384	118,934	2,898,220
Shares redeemed	(609,104)	(15,122,600)	(559,201)	(13,517,019)
Net increase	307,293	$7,669,456	382,055	$9,248,981
Class C
Shares sold	99,399	$2,517,029	21,690	$542,352
Reinvestment of distributions	5,925	150,037	3,508	86,605
Shares redeemed	(37,761)	(947,754)	(48,732)	(1,184,097)
Net increase (decrease)	67,563	$1,719,312	(23,534)	$(555,140)
24

Calvert
High Yield Bond Fund
September 30, 2025
Notes to Financial Statements — continued

	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class I
Shares sold	3,412,441	$83,732,050	3,532,872	$84,538,494
Reinvestment of distributions	699,124	17,180,903	649,316	15,582,480
Shares redeemed	(3,648,492)	(89,158,389)	(4,026,919)	(95,278,550)
Net increase	463,073	$11,754,564	155,269	$4,842,424
Class R6
Shares sold	1,296,171	$31,843,716	601,745	$14,585,415
Reinvestment of distributions	146,847	3,611,279	164,243	3,941,891
Shares redeemed	(1,178,382)	(28,800,539)	(742,934)	(17,799,536)
Net increase	264,636	$6,654,456	23,054	$727,770
10  Risks and Uncertainties
Credit Risk
The Fund primarily invests in securities rated below investment grade and comparable unrated investments. These investments can involve a substantial risk of loss and are considered speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
25

Calvert
High Yield Bond Fund
September 30, 2025
Report of Independent Registered Public Accounting Firm

To the Shareholders of Calvert High Yield Bond Fund and Board of Trustees of The Calvert Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert High Yield Bond Fund (the “Fund”), one of the funds constituting The Calvert Fund, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2025, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2025
We have served as the auditor of one or more Calvert investment companies since 2021.
26

Calvert
High Yield Bond Fund
September 30, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2025, the Fund designates approximately $117,465, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended September 30, 2025, the Fund designates 87.87% of distributions from net investment income as a 163(j) interest dividend.
27

Calvert
High Yield Bond Fund
September 30, 2025
Special Meeting of Shareholders (Unaudited)

The Calvert Fund held a Special Meeting of Shareholders on June 16, 2025 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to The Calvert Fund were as follows:
	Number of Shares
Nominee for Trustee	For	Withheld
Karen Fang	244,920,859	2,717,563
Von M. Hughes	242,676,853	4,961,569
Kim M. Keenan	244,897,013	2,741,410
Eddie Ramos	242,768,927	4,869,495
Carlton M. Waterhouse	242,776,862	4,861,560
Results are rounded to the nearest whole number.
28

Calvert
High Yield Bond Fund
September 30, 2025
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 9-10, 2025, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
29

Calvert
High Yield Bond Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert High Yield Bond Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and a comparative benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2024. This performance data indicated that the Fund had underperformed the median of its peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2024. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each above the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser had waived or reimbursed a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
30

Calvert
High Yield Bond Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not necessary at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
31

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CYBAX-NCSR 9.30.25

Calvert
Short Duration Income Fund
Annual Financial Statements and
Additional Information
September 30, 2025

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2025
Calvert
Short Duration Income Fund
Item 8 of Form N-CSR is Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Calvert
Short Duration Income Fund
September 30, 2025
Schedule of Investments

Asset-Backed Securities — 23.2%

Security	Principal Amount* (000's omitted)	Value
AASET, Series 2024-1A, Class A1, 6.261%, 5/16/49(1)	7,948	$ 8,223,022
ALTDE Trust, Series 2025-1A, Class A, 5.90%, 8/15/50(1)	2,220	2,277,207
Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class A2, 6.09%, 12/20/29(1)	489	493,840
Amur Equipment Finance Receivables XIII LLC, Series 2024-1A, Class A2, 5.38%, 1/21/31(1)	2,801	2,833,060
Auxilior Term Funding LLC:
Series 2023-1A, Class A2, 6.18%, 12/15/28(1)	1,836	1,849,565
Series 2024-1A, Class A2, 5.84%, 3/15/27(1)	1,142	1,147,354
BHG Securitization Trust:
Series 2021-B, Class B, 1.67%, 10/17/34(1)	2,643	2,603,960
Series 2024-1CON, Class A, 5.81%, 4/17/35(1)	1,610	1,654,489
Castlelake Aircraft Structured Trust:
Series 2025-1A, Class A, 5.783%, 2/15/50(1)	18,168	18,472,906
Series 2025-2A, Class B, 6.303%, 8/15/50(1)	2,785	2,811,233
Chase Auto Credit Linked Notes:
Series 2025-1, Class B, 4.753%, 2/25/33(1)	9,712	9,758,103
Series 2025-1, Class C, 4.851%, 2/25/33(1)	3,929	3,947,046
Chesapeake Funding II LLC, Series 2024-1A, Class A1, 5.52%, 5/15/36(1)	5,196	5,262,992
Cloud Capital Holdco LP, Series 2024-1A, Class A2, 5.781%, 11/22/49(1)	10,030	10,195,998
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	9,950	9,253,167
Cologix Data Centers U.S. Issuer LLC:
Series 2021-1A, Class A2, 3.30%, 12/26/51(1)	14,080	13,748,309
Series 2021-1A, Class B, 3.79%, 12/26/51(1)	12,235	11,944,656
Crockett Partners Equipment Co. IIA LLC, Series 2024-1C, Class A, 6.05%, 1/20/31(1)	5,469	5,551,436
Crossroads Asset Trust, Series 2024-A, Class A2, 5.90%, 8/20/30(1)	2,645	2,681,611
DataBank Issuer II LLC, Series 2025-1A, Class A2, 5.18%, 9/27/55(1)	10,515	10,545,046
DataBank Issuer LLC, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	6,085	5,912,372
DB Master Finance LLC:
Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	3,612	3,574,894
Series 2021-1A, Class A2I, 2.045%, 11/20/51(1)	9,052	8,816,296
Diamond Infrastructure Funding LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)	5,250	5,037,499
Series 2021-1A, Class B, 2.355%, 4/15/49(1)	3,000	2,889,750
Series 2021-1A, Class C, 3.475%, 4/15/49(1)	1,499	1,442,276
Diamond Issuer LLC, Series 2021-1A, Class A, 2.305%, 11/20/51(1)	13,011	12,388,366
Driven Brands Funding LLC:
Series 2019-1A, Class A2, 4.641%, 4/20/49(1)	14,914	14,911,673
Series 2019-2A, Class A2, 3.981%, 10/20/49(1)	12,909	12,821,141
Series 2020-1A, Class A2, 3.786%, 7/20/50(1)	1,803	1,772,282
Security	Principal Amount* (000's omitted)	Value
Driven Brands Funding LLC: (continued)
Seris 2020-2A, Class A2, 3.237%, 1/20/51(1)	4,100	$ 3,966,021
Enterprise Fleet Financing LLC:
Series 2023-1, Class A2, 5.51%, 1/22/29(1)	2,455	2,462,223
Series 2024-1, Class A2, 5.23%, 3/20/30(1)	2,882	2,907,546
FHF Issuer Trust:
Series 2023-2A, Class A2, 6.79%, 10/15/29(1)	2,747	2,781,856
Series 2024-1A, Class A2, 5.69%, 2/15/30(1)	1,267	1,278,870
FIGRE Trust, Series 2025-FL1, Class A1, 5.265% to 7/25/28, 7/25/55(1)(2)	6,059	6,103,578
Gilead Aviation LLC, Series 2025-1A, Class A, 5.789%, 3/15/50(1)	6,145	6,285,819
GLS Auto Select Receivables Trust:
Series 2023-2A, Class A2, 6.37%, 6/15/28(1)	1,197	1,204,689
Series 2024-1A, Class A2, 5.24%, 3/15/30(1)	2,724	2,744,784
Series 2024-2A, Class A2, 5.58%, 6/17/30(1)	850	860,656
Goddard Funding LLC, Series 2024-1A, Class A2, 6.834%, 10/30/54(1)	9,264	9,497,468
GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class A, 2.31%, 10/20/48(1)	1,316	1,119,229
GS Mortgage-Backed Securities Trust, Series 2025-HE1, Class A1, 5.906%, (30-day SOFR Average + 1.55%), 10/25/55(1)(3)	6,783	6,840,288
Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/39(1)	1,303	1,277,111
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425%, 11/15/39(1)	2,397	2,332,385
Horizon Aircraft Finance IV Ltd., Series 2024-1, Class A, 5.375%, 9/15/49(1)	8,265	8,363,587
Jersey Mike's Funding, Series 2021-1A, Class A2I, 2.891%, 2/15/52(1)	3,950	3,867,335
LAD Auto Receivables Trust:
Series 2022-1A, Class A, 5.21%, 6/15/27(1)	81	81,494
Series 2024-1A, Class A3, 5.23%, 1/18/28(1)	2,650	2,656,272
Lendbuzz Securitization Trust:
Series 2024-1A, Class A2, 6.19%, 8/15/29(1)	3,650	3,674,738
Series 2024-3A, Class A2, 4.97%, 10/15/29(1)	4,711	4,715,992
Series 2025-1A, Class A2, 5.10%, 10/15/30(1)	5,707	5,715,081
Series 2025-2A, Class A2, 5.18%, 5/15/30(1)	14,740	14,786,882
Series 2025-2A, Class B, 5.13%, 11/15/30(1)	4,785	4,768,902
LoanDepot GMSR Trust, Series 2025-GT1, Class A, 6.997%, (1 mo. SOFR + 2.85%), 5/16/30(1)(3)	9,720	9,744,577
Lunar Aircraft Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	449	443,969
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	43	42,642
Marlette Funding Trust:
Series 2025-1A, Class B, 4.95%, 7/16/35(1)	13,389	13,454,249
Series 2025-1A, Class C, 5.26%, 7/16/35(1)	4,493	4,524,001
Mercury Financial Credit Card Master Trust, Series 2024-2A, Class A, 6.56%, 7/20/29(1)	13,410	13,518,935

1
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Mission Lane Credit Card Master Trust, Series 2025-C, Class A, 4.78%, 12/16/30(1)(4)	6,750	$ 6,770,767
MMP Capital LLC, Series 2025-A, Class A, 5.36%, 12/15/31(1)	4,219	4,253,212
Mosaic Solar Loan Trust:
Series 2018-1A, Class B, 2.00%, 6/22/43(1)	2,215	1,836,750
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	1,289	1,151,827
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	517	449,884
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	2,594	2,185,939
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	1,982	1,636,968
Series 2021-1A, Class B, 2.05%, 12/20/46(1)	2,758	2,210,638
Series 2021-3A, Class A, 1.44%, 6/20/52(1)	4,171	3,423,439
Series 2022-2A, Class C, 5.95%, 1/21/53(1)	9,530	3,142,289
MVW LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	183	178,744
Navigator Aviation Ltd., Series 2024-1, Class A, 5.40%, 8/15/49(1)	7,979	8,000,993
Neighborly Issuer LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	6,511	6,177,062
Newtek Small Business Loan Trust, Series 2023-1, Class A, 6.75%, (U.S. (Fed) Prime Rate - 0.50%), 7/25/50(1)(3)	4,570	4,604,244
NextGear Floorplan Master Owner Trust, Series 2024-1A, Class A2, 5.12%, 3/15/29(1)	4,635	4,706,962
NRZ Excess Spread-Collateralized Notes:
Series 2021-FHT1, Class A, 3.104%, 7/25/26(1)	517	509,267
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	3,396	3,324,958
Series 2024-FNT1, Class A, 7.398%, 11/25/31(1)	4,217	4,296,134
OBX Trust, Series 2025-HE1, Class A1, 5.956%, (30-day SOFR Average + 1.60%), 2/25/55(1)(3)	10,134	10,232,844
Octane Receivables Trust:
Series 2023-1A, Class A, 5.87%, 5/21/29(1)	289	289,847
Series 2024-3A, Class A2, 4.94%, 5/20/30(1)	4,944	4,972,264
OneMain Financial Issuance Trust:
Series 2021-1A, Class B, 1.95%, 6/16/36(1)	8,316	7,850,576
Series 2022-2A, Class B, 5.24%, 10/14/34(1)	3,910	3,906,345
Series 2022-S1, Class A, 4.13%, 5/14/35(1)	4,554	4,550,084
Oportun Funding Trust, Series 2024-3, Class B, 5.48%, 8/15/29(1)	1,550	1,554,550
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	1,087	1,064,990
Series 2021-B, Class B, 1.96%, 5/8/31(1)	729	715,138
Series 2021-C, Class A, 2.18%, 10/8/31(1)	7,349	7,212,790
Series 2021-C, Class B, 2.67%, 10/8/31(1)	5,027	4,940,925
Series 2025-A, Class A, 5.01%, 2/8/33(1)	8,817	8,830,767
Series 2025-A, Class B, 5.30%, 2/8/33(1)	3,088	3,092,037
Series 2025-C, Class B, 4.93%, 7/8/33(1)	3,160	3,171,735
Oscar U.S. Funding XVI LLC, Series 2024-1A, Class A2, 5.48%, 2/10/27(1)	2,737	2,744,865
Oscar U.S. Funding XVII LLC, Series 2024-2A, Class A2, 4.63%, 12/10/27(1)	5,369	5,372,104
Security	Principal Amount* (000's omitted)	Value
Pagaya AI Debt Grantor Trust, Series 2025-1, Class A2, 5.156%, 7/15/32(1)	3,916	$ 3,953,078
Pagaya AI Debt Selection Trust:
Series 2021-2, 3.00%, 1/25/29(1)	90	89,665
Series 2021-3, Class C, 3.27%, 5/15/29(1)	600	591,334
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	18	17,660
PEAC Solutions Receivables LLC, Series 2024-1A, Class A2, 5.79%, 6/21/27(1)	3,589	3,621,186
PFS Financing Corp., Series 2024-B, Class A, 4.95%, 2/15/29(1)	7,540	7,633,740
PK ALIFT Loan Funding 3 LP, Series 2024-1, Class A1, 5.842%, 9/15/39(1)	3,732	3,824,223
Planet Fitness Master Issuer LLC, Series 2024-1A, Class A2I, 5.765%, 6/5/54(1)	8,926	9,109,677
Post Road Equipment Finance LLC, Series 2024-1A, Class A2, 5.59%, 11/15/29(1)	1,852	1,861,448
Prodigy Finance CM DAC, Series 2021-1A, Class A, 5.522%, (1 mo. SOFR + 1.364%), 7/25/51(1)(3)	478	478,535
Reach ABS Trust:
Series 2023-1A, Class B, 7.33%, 2/18/31(1)	1,154	1,157,586
Series 2024-1A, Class A, 6.30%, 2/18/31(1)	199	199,207
Retained Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2A, 5.00%, 9/15/48(1)	9,002	9,019,240
ServiceMaster Funding LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	2,972	2,804,195
Series 2021-1, Class A2I, 2.865%, 7/30/51(1)	1,242	1,157,723
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	13,429	13,307,398
SoFi Consumer Loan Program Trust, Series 2025-2, Class B, 4.97%, 6/25/34(1)	6,555	6,629,573
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	6,104	5,786,293
Stream Innovations Issuer Trust, Series 2024-1A, Class A, 6.27%, 7/15/44(1)	2,973	3,097,488
Subway Funding LLC:
Series 2024-3A, Class A2I, 5.246%, 7/30/54(1)	5,419	5,429,692
Series 2024-3A, Class A2II, 5.566%, 7/30/54(1)	2,077	2,088,638
Sunnova Helios II Issuer LLC, Series 2021-B, Class B, 2.01%, 7/20/48(1)	6,752	4,983,415
Sunnova Helios IV Issuer LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	2,471	2,203,627
Sunnova Helios IX Issuer LLC, Series 2022-B, Class A, 5.00%, 8/20/49(1)	3,412	3,047,072
Sunnova Helios V Issuer LLC:
Series 2021-A, Class A, 1.80%, 2/20/48(1)	907	715,993
Series 2021-A, Class B, 3.15%, 2/20/48(1)	1,904	867,380
Sunnova Sol II Issuer LLC, Series 2020-2A, Class B, 5.47%, 11/1/55(1)	6,663	5,432,812
Sunrun Demeter Issuer LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	1,609	1,449,638

2
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Tesla Lease Electric Vehicle Securitization LLC, Series 2025-A, Class A3, 4.27%, 11/20/28(1)		9,500	$ 9,517,262
Theorem Funding Trust, Series 2022-3A, Class B, 8.95%, 4/15/29(1)		11,681	11,843,025
Towd Point Mortgage Trust, Series 2025-HE2, Class A1A, 5.69%, (30-day SOFR Average + 1.35%), 9/25/65(1)(3)		7,060	7,087,555
Truist Bank Auto Credit-Linked Notes, Series 2025-1, Class B, 4.728%, 9/26/33(1)		8,391	8,407,258
Upstart Securitization Trust, Series 2021-2, Class C, 3.61%, 6/20/31(1)		257	256,082
UPX HIL Issuer Trust, Series 2025-1, Class A, 5.16%, 1/25/47(1)		1,482	1,489,399
Vantage Data Centers Germany Borrower Lux SARL, Series 2025-1A, Class A2, 4.292%, 6/28/50(1)	EUR	8,137	9,744,401
Vantage Data Centers LLC:
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)		10,045	9,519,980
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)		3,661	3,565,881
Vivint Solar Financing VII LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)		5,651	5,226,131
Wendy's Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/48(1)		3,108	3,066,154
Westlake Automobile Receivables Trust, Series 2024-1A, Class B, 5.55%, 11/15/27(1)		4,378	4,408,449
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)		556	532,607
Series 2020-A, Class C, 6.657%, 3/15/45(1)		477	469,020
Willis Engine Structured Trust VIII, Series 2025-A, Class A, 5.582%, 6/15/50(1)		7,986	8,103,148
Wingspire Equipment Finance LLC, Series 2024-1A, Class A2, 4.99%, 9/20/32(1)		4,080	4,104,784
Total Asset-Backed Securities (identified cost $667,318,470)			$654,103,318

Collateralized Mortgage Obligations — 8.7%

Security	Principal Amount (000's omitted)	Value
Champs Trust:
Series 2024-1, Class A, 8.978%, 7/25/59(1)(5)	$4,721	$ 4,905,163
Series 2024-2, Class A, 8.741%, 11/25/59(1)(5)	3,077	3,220,035
Series 2024-3, Class A, 8.293%, 1/25/60(1)(5)	2,677	2,795,564
CHNGE Mortgage Trust, Series 2023-4, Class A1, 7.573% to 8/25/26, 9/25/58(1)(2)	2,510	2,553,657
Federal Home Loan Mortgage Corp.:
Series 406, Class F12, 5.656%, (30-day SOFR Average + 1.30%), 10/25/53(3)	4,750	4,778,979
Series 5410, Class FE, 5.456%, (30-day SOFR Average + 1.10%), 5/25/54(3)	8,436	8,477,083
Series 5443, Class FA, 5.556%, (30-day SOFR Average + 1.20%), 8/25/54(3)	8,027	8,053,923
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 5483, Class FB, 5.786%, (30-day SOFR Average + 1.43%), 12/25/54(3)	$12,815	$ 12,883,911
Series 5513, Class FA, 5.356%, (30-day SOFR Average + 1.00%), 3/25/55(3)	1,831	1,831,917
Series 5529, Class AF, 5.356%, (30-day SOFR Average + 1.00%), 3/25/55(3)	11,707	11,713,627
Series 5556, Class FA, 5.506%, (30-day SOFR Average + 1.15%), 7/25/55(3)	10,519	10,539,437
Federal Home Loan Mortgage Corp. STACR REMICS Trust:
Series 2021-DNA7, Class B2, 12.156%, (30-day SOFR Average + 7.80%), 11/25/41(1)(3)	2,565	2,723,861
Series 2022-DNA2, Class M1A, 5.656%, (30-day SOFR Average + 1.30%), 2/25/42(1)(3)	1,459	1,466,051
Series 2022-DNA4, Class B2, 14.606%, (30-day SOFR Average + 10.25%), 5/25/42(1)(3)	4,000	4,484,338
Series 2024-HQA1, Class A1, 5.606%, (30-day SOFR Average + 1.25%), 3/25/44(1)(3)	7,134	7,182,273
Federal National Mortgage Association:
Series 2024-33, Class KF, 5.306%, (30-day SOFR Average + 0.95%), 1/25/54(3)	5,454	5,474,751
Series 2025-31, Class FB, 5.506%, (30-day SOFR Average + 1.15%), 6/25/54(3)	7,036	7,048,177
Series 2025-75, Class FA, 5.406%, (30-day SOFR Average + 1.05%), 9/25/55(3)	13,452	13,472,176
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R05, Class 1B1, 8.571%, (30-day SOFR Average + 4.214%), 7/25/39(1)(3)	1,932	1,980,763
Series 2019-R06, Class 2B1, 8.221%, (30-day SOFR Average + 3.864%), 9/25/39(1)(3)	9,028	9,253,199
Series 2019-R07, Class 1B1, 7.871%, (30-day SOFR Average + 3.514%), 10/25/39(1)(3)	7,588	7,763,523
Series 2020-R02, Class 2B1, 7.471%, (30-day SOFR Average + 3.114%), 1/25/40(1)(3)	6,160	6,316,401
Series 2021-R01, Class 1B2, 10.356%, (30-day SOFR Average + 6.00%), 10/25/41(1)(3)	3,995	4,155,639
Government National Mortgage Association:
Series 2023-40, Class FX, 4.35%, (1 mo. SOFR + 0.214%), 9/20/41(3)	11,879	11,733,387
Series 2023-101, Class FM, 5.289%, (30-day SOFR Average + 0.90%), 7/20/53(3)	12,015	12,014,604
Series 2024-43, Class FB, 5.339%, (30-day SOFR Average + 0.95%), 3/20/54(3)	5,106	5,119,197
Series 2024-146, Class FE, 5.389%, (30-day SOFR Average + 1.00%), 9/20/64(3)	7,024	7,056,860
Series 2024-197, Class GF, 5.389%, (30-day SOFR Average + 1.00%), 12/20/54(3)	5,018	5,024,503
Series 2025-2, Class FB, 5.439%, (30-day SOFR Average + 1.05%), 12/20/54(3)	11,862	11,885,824
Series 2025-134, Class FL, 5.389%, (30-day SOFR Average + 1.00%), 6/20/55(3)	3,491	3,493,877
Series 2025-139, Class FE, 5.489%, (30-day SOFR Average + 1.10%), 8/20/65(3)	7,058	7,073,038
Home Re Ltd., Series 2021-1, Class M2, 7.321%, (30-day SOFR Average + 2.964%), 7/25/33(1)(3)	931	936,199

3
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
JPMorgan Mortgage Trust:
Series 2023-HE2, Class A1, 6.089%, (30-day SOFR Average + 1.70%), 3/20/54(1)(3)	$2,465	$ 2,479,690
Series 2024-HE2, Class A1, 5.589%, (30-day SOFR Average + 1.20%), 10/20/54(1)(3)	1,001	1,002,259
LHOME Mortgage Trust:
Series 2023-RTL3, Class A1, 8.00% to 3/25/26, 8/25/28(1)(2)	2,500	2,510,170
Series 2023-RTL4, Class A1, 7.628% to 10/25/25, 11/25/28(1)(2)	3,000	3,026,090
Series 2024-RTL1, Class A1, 7.017% to 8/25/26, 1/25/29(1)(2)	3,440	3,467,639
NRZ Excess Spread-Collateralized Notes, Series 2025-FHT1, Class A, 6.545%, 3/25/32(1)	2,370	2,410,758
PNMAC GMSR Issuer Trust:
Series 2024-GT1, Class A, 7.358%, (1 mo. SOFR + 3.20%), 3/25/29(1)(3)	4,600	4,646,817
Series 2025-GT1, Class A, 6.608%, (1 mo. SOFR + 2.45%), 8/26/30(1)(3)	5,275	5,306,178
Provident Funding Mortgage Trust, Series 2025-3, Class A3, 6.00%, 8/25/55(1)(5)	5,887	5,993,098
Radian Mortgage Capital Trust, Series 2025-J3, Class A16, 6.00%, 12/25/55(1)(5)	3,869	3,934,883
Radnor Re Ltd., Series 2023-1, Class M1A, 7.056%, (30-day SOFR Average + 2.70%), 7/25/33(1)(3)	2,923	2,939,479
Total Collateralized Mortgage Obligations (identified cost $243,432,566)		$245,128,998

Commercial Mortgage-Backed Securities — 8.5%

Security	Principal Amount* (000’s omitted)		Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.843%, 11/5/32(1)(5)		10,820	$ 9,541,541
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(5)		6,285	5,314,002
BFLD Mortgage Trust, Series 2024-VICT, Class A, 6.04%, (1 mo. SOFR + 1.89%), 7/15/41(1)(3)		8,247	8,285,463
BPR Trust, Series 2022-SSP, Class A, 7.15%, (1 mo. SOFR + 3.00%), 5/15/39(1)(3)		7,975	8,019,206
BX Commercial Mortgage Trust:
Series 2021-VOLT, Class B, 5.215%, (1 mo. SOFR + 1.064%), 9/15/36(1)(3)		9,964	9,936,038
Series 2021-VOLT, Class C, 5.365%, (1 mo. SOFR + 1.214%), 9/15/36(1)(3)		2,400	2,391,886
Series 2021-VOLT, Class D, 5.915%, (1 mo. SOFR + 1.764%), 9/15/36(1)(3)		8,069	8,047,824
BX Trust, Series 2025-GW, Class B, 6.00%, (1 mo. SOFR + 1.85%), 7/15/42(1)(3)		8,110	8,148,065
Caister Finance DAC, Series 1A, Class B, 6.427%, (SONIA + 2.45%), 8/17/35(1)(3)	GBP	5,170	6,977,258
COMM Mortgage Trust, Series 2025-167G, Class A, 5.503%, 8/10/40(1)		3,000	3,016,541
Security	Principal Amount* (000’s omitted)	Value
CSMC Trust:
Series 2021-BPNY, Class A, 7.98%, (1 mo. SOFR + 3.829%), 8/15/26(1)(3)	8,845	$ 8,406,594
Series 2022-CNTR, Class A, 8.095%, (1 mo. SOFR + 3.944%), 1/9/25(1)(3)	1,014	672,602
Durst Commercial Mortgage Trust, Series 2025-151, Class D, 7.018%, 8/10/42(1)(5)	3,971	4,089,302
Extended Stay America Trust:
Series 2021-ESH, Class A, 5.345%, (1 mo. SOFR + 1.194%), 7/15/38(1)(3)	3,208	3,210,316
Series 2021-ESH, Class B, 5.645%, (1 mo. SOFR + 1.494%), 7/15/38(1)(3)	3,455	3,458,245
Series 2021-ESH, Class C, 5.965%, (1 mo. SOFR + 1.814%), 7/15/38(1)(3)	8,558	8,568,398
Series 2021-ESH, Class D, 6.515%, (1 mo. SOFR + 2.364%), 7/15/38(1)(3)	2,885	2,889,152
Federal National Mortgage Association, Series 2017-M13, Class A2, 3.032%, 9/25/27(5)	3,764	3,689,710
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 7.721%, (30-day SOFR Average + 3.364%), 10/25/49(1)(3)	2,410	2,451,046
Series 2020-01, Class M10, 8.221%, (30-day SOFR Average + 3.864%), 3/25/50(1)(3)	3,072	3,132,165
FS Commercial Mortgage Trust, Series 2023-4SZN, Class A, 7.066%, 11/10/39(1)	4,304	4,404,118
Great Wolf Trust, Series 2024-WOLF, Class A, 5.692%, (1 mo. SOFR + 1.542%), 3/15/39(1)(3)	9,312	9,340,385
Hawaii Hotel Trust, Series 2025-MAUI, Class A, 5.543%, (1 mo. SOFR + 1.393%), 3/15/42(1)(3)	5,195	5,205,245
HILT Commercial Mortgage Trust, Series 2024-ORL, Class B, 6.091%, (1 mo. SOFR + 1.941%), 5/15/37(1)(3)	7,000	7,021,787
HLTN Commercial Mortgage Trust:
Series 2024-DPLO, Class A, 5.792%, (1 mo. SOFR + 1.642%), 6/15/41(1)(3)	4,487	4,499,930
Series 2024-DPLO, Class B, 6.141%, (1 mo. SOFR + 1.991%), 6/15/41(1)(3)	6,280	6,301,929
HYT Commercial Mortgage Trust:
Series-2024-RGCY, Class A, 5.992%, (1 mo. SOFR + 1.841%), 9/15/41(1)(3)	5,368	5,383,327
Series-2024-RGCY, Class C, 6.99%, (1 mo. SOFR + 2.84%), 9/15/41(1)(3)	4,186	4,201,224
INTOWN Mortgage Trust, Series 2025-STAY, Class C, 6.40%, (1 mo. SOFR + 2.25%), 3/15/42(1)(3)	13,165	13,168,919
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	4,200	176,356
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(5)	1,920	30,220
JW Commercial Mortgage Trust, Series 2024-MRCO, Class B, 6.091%, (1 mo. SOFR + 1.941%), 6/15/39(1)(3)	5,663	5,682,544
NRTH Commercial Mortgage Trust, Series 2025-PARK, Class A, (1 mo. SOFR + 1.393%), 10/15/40(1)(6)	1,845	1,848,458
NRTH Mortgage Trust, Series 2024-PARK, Class A, 5.792%, (1 mo. SOFR + 1.641%), 3/15/39(1)(3)	7,225	7,218,855

4
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)	Value
NYC Trust, Series 2024-3ELV, Class A, 6.141%, (1 mo. SOFR + 1.991%), 8/15/29(1)(3)	7,784	$ 7,831,380
ORL Trust:
Series 2024-GLKS, Class A, 5.643%, (1 mo. SOFR + 1.493%), 12/15/39(1)(3)	12,874	12,895,952
Series 2024-GLKS, Class B, 6.042%, (1 mo. SOFR + 1.892%), 12/15/39(1)(3)	4,102	4,111,773
Series 2024-GLKS, Class D, 6.941%, (1 mo. SOFR + 2.791%), 12/15/39(1)(3)	3,172	3,185,788
PENN Commercial Mortgage Trust, Series 2025-P11, Class A, 5.522%, 8/10/42(1)(5)	5,550	5,656,230
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class B, 5.891%, (1 mo. SOFR + 1.741%), 5/15/39(1)(3)	5,313	5,307,502
TX Trust, Series 2024-HOU, Class A, 5.742%, (1 mo. SOFR + 1.591%), 6/15/39(1)(3)	4,845	4,843,436
TYSN Mortgage Trust, Series 2023-CRNR, Class A, 6.799%, 12/10/33(1)(5)	4,465	4,718,193
Willowbrook Mall, Series 2025-WBRK, Class C, 6.278%, 3/5/35(1)(5)	5,400	5,466,327
Total Commercial Mortgage-Backed Securities (identified cost $245,523,818)		$238,745,232

Corporate Bonds — 37.6%

Security	Principal Amount (000’s omitted)	Value
Basic Materials — 0.4%
Celanese U.S. Holdings LLC, 6.85%, 11/15/28	$11,537	$ 11,982,105
		$ 11,982,105
Communications — 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.00%, 2/1/28(1)	$2,733	$ 2,708,937
5.125%, 5/1/27(1)	13,645	13,564,217
Sprint LLC, 7.625%, 3/1/26	4,000	4,009,032
T-Mobile USA, Inc., 2.55%, 2/15/31	14,450	13,133,741
Uber Technologies, Inc., 4.50%, 8/15/29(1)	6,350	6,343,893
Videotron Ltd., 3.625%, 6/15/29(1)	8,600	8,339,856
		$48,099,676
Consumer, Cyclical — 2.9%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	$2,787	$2,790,598
AS Mileage Plan IP Ltd.:
5.021%, 10/20/29(1)	5,415	5,420,240
5.308%, 10/20/31(1)	1,970	1,961,999
Delta Air Lines, Inc./SkyMiles IP Ltd.:
4.50%, 10/20/25(1)	723	722,129
4.75%, 10/20/28(1)	13,533	13,614,729
Ferrellgas LP/Ferrellgas Finance Corp., 5.375%, 4/1/26(1)	3,500	3,467,342
Security	Principal Amount (000’s omitted)	Value
Consumer, Cyclical (continued)
Ford Motor Credit Co. LLC:
3.375%, 11/13/25	$2,415	$ 2,410,652
7.35%, 11/4/27	8,644	9,017,113
General Motors Financial Co., Inc.:
4.30%, 4/6/29	3,268	3,245,146
5.45%, 7/15/30	3,782	3,897,327
Hyundai Capital America:
4.50%, 9/18/30(1)(7)	9,468	9,427,049
4.90%, 6/23/28(1)	13,756	13,955,289
Lithia Motors, Inc.:
3.875%, 6/1/29(1)	2,300	2,198,628
4.625%, 12/15/27(1)	3,500	3,468,184
Stellantis Finance U.S., Inc., 6.375%, 9/12/32(1)	5,260	5,491,008
		$81,087,433
Consumer, Non-cyclical — 1.2%
Biogen, Inc., 5.05%, 1/15/31(7)	$8,100	$8,330,930
Centene Corp.:
2.45%, 7/15/28	5,982	5,563,457
4.625%, 12/15/29	9,550	9,265,708
ICON Investments Six DAC, 5.809%, 5/8/27	6,150	6,277,945
JDE Peet's NV, 1.375%, 1/15/27(1)	4,542	4,372,022
		$33,810,062
Energy — 0.4%
Raizen Fuels Finance SA, 6.25%, 7/8/32(1)	$4,888	$4,776,798
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	6,000	5,961,168
		$10,737,966
Financial — 26.7%
ABN AMRO Bank NV, 4.988% to 12/3/27, 12/3/28(1)(8)	$7,700	$7,822,268
AIB Group PLC, 6.608% to 9/13/28, 9/13/29(1)(8)	6,325	6,716,278
Aircastle Ltd./Aircastle Ireland DAC, 5.75%, 10/1/31(1)	5,228	5,449,737
Ally Financial, Inc.:
5.543% to 1/17/30, 1/17/31(8)	2,034	2,073,112
5.737% to 5/15/28, 5/15/29(8)	9,087	9,303,559
6.848% to 1/3/29, 1/3/30(8)	189	200,006
American Assets Trust LP, 3.375%, 2/1/31	3,154	2,866,174
American International Group, Inc., 3.40%, 6/30/30	8,300	7,957,617
American National Global Funding:
5.25%, 6/3/30(1)	3,550	3,622,807
5.55%, 1/28/30(1)	1,720	1,773,091
American National Group, Inc.:
5.75%, 10/1/29	4,478	4,635,042
6.144%, 6/13/32(1)	2,464	2,586,707
Antares Holdings LP:
2.75%, 1/15/27(1)	3,343	3,240,931

5
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Antares Holdings LP: (continued)
3.75%, 7/15/27(1)(7)	$5,037	$ 4,898,818
Athene Global Funding:
4.95%, 1/7/27(1)	10,511	10,605,312
5.38%, 1/7/30(1)(7)	4,550	4,697,027
5.62%, 5/8/26(1)	12,000	12,104,313
Azorra Finance Ltd., 7.75%, 4/15/30(1)	5,200	5,488,179
Banco Santander SA:
4.175% to 3/24/27, 3/24/28(8)	1,000	998,724
5.294%, 8/18/27	1,600	1,631,074
5.588%, 8/8/28	9,000	9,356,289
Bank of America Corp.:
4.376% to 4/27/27, 4/27/28(8)	22,576	22,661,066
5.162% to 1/24/30, 1/24/31(8)	33,100	34,172,147
Bank of New York Mellon, 4.729% to 4/20/28, 4/20/29(8)	8,525	8,666,790
Bank of New York Mellon Corp., 4.942% to 2/11/30, 2/11/31(8)	4,320	4,438,656
Blue Owl Credit Income Corp.:
6.60%, 9/15/29	3,773	3,934,814
6.65%, 3/15/31	3,772	3,966,161
BNP Paribas SA, 5.125% to 1/13/28, 1/13/29(1)(8)	10,828	11,046,410
BPCE SA:
5.876% to 1/14/30, 1/14/31(1)(8)	4,103	4,286,363
6.714% to 10/19/28, 10/19/29(1)(8)	5,133	5,451,621
CaixaBank SA, 5.673% to 3/15/29, 3/15/30(1)(8)	13,250	13,747,928
Canadian Imperial Bank of Commerce:
4.58% to 9/8/30, 9/8/31(8)	12,080	12,124,777
4.857% to 3/30/28, 3/30/29(8)	5,885	5,977,969
Charles Schwab Corp., 5.875%, 8/24/26	5,227	5,305,276
CI Financial Corp., 7.50%, 5/30/29(1)	10,087	10,754,374
Citadel LP, 6.00%, 1/23/30(1)	11,385	11,838,571
Citigroup, Inc., 4.00% to 12/10/25(8)(9)	5,785	5,769,538
Citizens Financial Group, Inc., 5.253% to 3/5/30, 3/5/31(8)	1,630	1,671,023
COPT Defense Properties LP:
2.00%, 1/15/29(7)	2,695	2,497,926
2.75%, 4/15/31	3,713	3,363,411
Credit Agricole SA, 5.222% to 5/27/30, 5/27/31(1)(8)	8,650	8,876,968
CTR Partnership LP/CareTrust Capital Corp., 3.875%, 6/30/28(1)	8,647	8,417,428
DOC DR LLC, 2.625%, 11/1/31	6,760	6,028,109
Enact Holdings, Inc., 6.25%, 5/28/29	12,050	12,607,058
EPR Properties:
3.60%, 11/15/31	1,435	1,325,302
3.75%, 8/15/29	1,597	1,537,928
4.95%, 4/15/28	6,442	6,493,275
Essent Group Ltd., 6.25%, 7/1/29	8,830	9,255,262
Extra Space Storage LP, 2.55%, 6/1/31	1,933	1,740,238
Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Fortitude Global Funding, 4.625%, 10/6/28(1)(4)	$8,467	$ 8,476,892
Fortitude Group Holdings LLC, 6.25%, 4/1/30(1)	5,340	5,548,115
Global Atlantic Fin Co.:
3.125%, 6/15/31(1)	3,700	3,342,904
4.40%, 10/15/29(1)	11,745	11,574,546
Goldman Sachs Group, Inc., 5.218% to 4/23/30, 4/23/31(8)	19,805	20,484,599
HA Sustainable Infrastructure Capital, Inc., 6.375%, 7/1/34	13,698	13,947,367
HAT Holdings I LLC/HAT Holdings II LLC, 3.75%, 9/15/30(1)(7)	1,463	1,350,132
HSBC Holdings PLC, 7.39% to 11/3/27, 11/3/28(8)	9,864	10,477,304
ING Groep NV, 5.066% to 3/25/30, 3/25/31(8)	13,550	13,884,046
Intact Financial Corp., 5.459%, 9/22/32(1)	5,100	5,259,232
Intesa Sanpaolo SpA, 5.71%, 1/15/26(1)	18,415	18,456,445
Jefferies Financial Group, Inc.:
2.625%, 10/15/31	3,691	3,284,343
2.75%, 10/15/32	7,790	6,779,886
JPMorgan Chase & Co.:
5.103% to 4/22/30, 4/22/31(7)(8)	9,255	9,563,460
6.087% to 10/23/28, 10/23/29(8)	35,567	37,540,863
KeyBank NA, 5.85%, 11/15/27	5,809	5,993,793
LPL Holdings, Inc., 4.00%, 3/15/29(1)	6,715	6,573,262
Macquarie Bank Ltd.:
3.624%, 6/3/30(1)	4,184	3,989,193
5.391%, 12/7/26(1)	3,700	3,762,558
Marex Group PLC, 6.404%, 11/4/29	9,218	9,509,346
National Bank of Canada, 4.702% to 3/5/26, 3/5/27(8)	6,190	6,199,472
NatWest Group PLC, 5.115% to 5/23/30, 5/23/31(8)	14,658	15,035,760
NLG Global Funding:
4.35%, 9/15/30(1)	7,698	7,622,158
5.40%, 1/23/30(1)	331	343,113
Oaktree Strategic Credit Fund:
6.50%, 7/23/29	2,255	2,338,138
8.40%, 11/14/28	2,990	3,247,635
PNC Financial Services Group, Inc., 4.899% to 5/13/30, 5/13/31(8)	14,959	15,280,663
Radian Group, Inc., 4.875%, 3/15/27	14,583	14,628,272
Raymond James Financial, Inc., 4.90%, 9/11/35	2,965	2,934,075
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.:
3.625%, 3/1/29(1)	3,000	2,863,580
3.875%, 3/1/31(1)	5,000	4,673,369
Royal Bank of Canada:
4.696% to 8/6/30, 8/6/31(8)	25,847	26,199,057
4.97% to 5/2/30, 5/2/31(7)(8)	4,943	5,064,060
5.153% to 2/4/30, 2/4/31(8)	11,570	11,924,980
Societe Generale SA:
5.249% to 5/22/28, 5/22/29(1)(8)	6,455	6,564,592
5.512% to 5/22/30, 5/22/31(1)(8)	9,352	9,624,435

6
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Stellantis Financial Services U.S. Corp., 5.40%, 9/15/30(1)	$6,317	$ 6,333,142
Swedbank AB:
5.337%, 9/20/27(1)	2,625	2,689,417
6.136%, 9/12/26(1)	11,147	11,358,720
Synchrony Financial, 5.019% to 7/29/28, 7/29/29(8)	2,846	2,871,386
Synovus Bank/Columbus, GA:
4.00% to 10/29/25, 10/29/30(8)	2,145	2,138,267
5.625%, 2/15/28	4,100	4,186,664
Synovus Financial Corp., 6.168% to 11/1/29, 11/1/30(8)	7,486	7,774,208
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(8)	3,909	3,853,311
Truist Financial Corp., 6.047% to 6/8/26, 6/8/27(8)	6,178	6,250,595
UBS Group AG, 4.253%, 3/23/28(1)	28,250	28,259,043
Westpac New Zealand Ltd., 5.132%, 2/26/27(1)	6,160	6,252,762
		$752,292,614
Industrial — 0.5%
BAE Systems PLC, 5.00%, 3/26/27(1)	$5,250	$5,313,325
Hexcel Corp., 4.20%, 2/15/27	3,893	3,878,212
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(1)	5,480	5,486,291
		$14,677,828
Technology — 1.8%
Broadcom, Inc., 2.45%, 2/15/31(1)	$5,900	$5,367,928
Foundry JV Holdco LLC, 5.90%, 1/25/33(1)	13,081	13,805,792
Kyndryl Holdings, Inc., 3.15%, 10/15/31	11,720	10,659,807
Oracle Corp.:
4.80%, 9/26/32	11,464	11,481,665
5.20%, 9/26/35	41	41,241
Qorvo, Inc., 3.375%, 4/1/31(1)	3,160	2,906,165
Seagate Data Storage Technology Pte. Ltd., 9.625%, 12/1/32(1)	5,622	6,372,846
		$50,635,444
Utilities — 2.0%
Algonquin Power & Utilities Corp., 5.365%, 6/15/26	$12,053	$12,142,397
Engie SA, 5.25%, 4/10/29(1)	7,912	8,156,098
NextEra Energy Capital Holdings, Inc.:
4.685%, 9/1/27	12,954	13,097,371
4.90%, 2/28/28	8,300	8,447,091
Niagara Mohawk Power Corp., 4.278%, 12/15/28(1)	6,400	6,406,764
XPLR Infrastructure Operating Partners LP, 3.875%, 10/15/26(1)	7,125	7,028,139
		$55,277,860
Total Corporate Bonds (identified cost $1,036,502,963)		$1,058,600,988

Exchange-Traded Funds — 0.2%

Security	Shares	Value
Fixed-Income Funds — 0.2%
Calvert Ultra-Short Investment Grade ETF(10)	95,000	$ 4,817,925
Total Exchange-Traded Funds (identified cost $4,826,100)		$ 4,817,925

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28(11)(12)	$3,500	$ 3,542,910
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 9/20/29(11)(12)	1,500	1,520,160
Total High Social Impact Investments (identified cost $5,000,000)		$ 5,063,070

Senior Floating-Rate Loans — 1.3%(13)

Borrower/Description	Principal Amount (000's omitted)	Value
Health Care Equipment & Supplies — 0.1%
Medline Borrower LP, Term Loan, 6.163%, (1 mo. USD Term SOFR + 2.00%), 10/23/30	$3,940	$ 3,942,442
		$ 3,942,442
Insurance — 0.4%
AmWINS Group, Inc., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 1/30/32	$3,939	$ 3,941,785
HUB International Ltd., Term Loan, 6.575%, (3 mo. USD Term SOFR + 2.25%), 6/20/30	3,371	3,379,041
USI, Inc., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 11/21/29	3,940	3,939,589
		$ 11,260,415
IT Services — 0.3%
Informatica LLC, Term Loan, 6.413%, (1 mo. USD Term SOFR + 2.25%), 10/27/28	$3,939	$3,951,084
Sedgwick Claims Management Services, Inc., Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 7/31/31	3,950	3,949,463
		$7,900,547
Life Sciences Tools & Services — 0.1%
Avantor Funding, Inc., Term Loan, 6.263%, (1 mo. USD Term SOFR + 2.00%), 11/8/27	$419	$420,997
ICON Luxembourg SARL, Term Loan, 6.002%, (3 mo. USD Term SOFR + 2.00%), 7/3/28	994	995,952

7
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Life Sciences Tools & Services (continued)
PRA Health Sciences, Inc., Term Loan, 6.002%, (3 mo. USD Term SOFR + 2.00%), 7/3/28	$248	$ 248,142
		$ 1,665,091
Machinery — 0.1%
TK Elevator Midco GmbH, Term Loan, 7.197%, (6 mo. USD Term SOFR + 3.00%), 4/30/30	$3,940	$ 3,954,618
		$ 3,954,618
Professional Services — 0.1%
Trans Union LLC, Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 6/24/31	$3,950	$ 3,951,611
		$ 3,951,611
Trading Companies & Distributors — 0.2%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan, 5.885%, (1 mo. USD Term SOFR + 1.75%), 6/24/30	$3,950	$3,955,591
		$3,955,591
Total Senior Floating-Rate Loans (identified cost $36,587,610)		$36,630,315

Sovereign Government Bonds — 0.2%

Security	Principal Amount (000’s omitted)		Value
Romania — 0.2%
Romania Government International Bonds, 5.125%, 9/24/31(14)	EUR	4,583	$ 5,385,313
			$ 5,385,313
Total Sovereign Government Bonds (identified cost $5,310,151)			$ 5,385,313

U.S. Government Agency Mortgage-Backed Securities — 5.2%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., 5.50%, with various maturities to 2055	$100,448	$ 101,371,835
Federal National Mortgage Association, 5.50%, with various maturities to 2055	45,805	46,225,678
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $148,003,275)		$ 147,597,513

U.S. Treasury Obligations — 13.8%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes:
4.125%, 2/28/27	$23,384	$ 23,526,953
4.375%, 8/15/26	115,345	115,953,712
4.50%, 5/15/27	17,600	17,832,031
4.50%, 5/31/29	21,339	21,941,243
4.625%, 9/15/26	17,386	17,532,829
4.625%, 11/15/26	136,559	137,908,587
4.875%, 4/30/26	54,004	54,323,427
Total U.S. Treasury Obligations (identified cost $387,072,253)		$ 389,018,782

Short-Term Investments — 1.8%
Affiliated Fund — 1.4%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.05%(15)	39,294,570	$ 39,294,570
Total Affiliated Fund (identified cost $39,294,570)		$ 39,294,570

Commercial Paper — 0.1%
Security	Principal Amount (000's omitted)	Value
International Flavors & Fragrances, Inc., 4.528%, 11/14/25(16)(17)	$2,215	$ 2,203,122
Total Commercial Paper (identified cost $2,202,818)		$ 2,203,122
Securities Lending Collateral — 0.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.18%(18)	8,611,940	$ 8,611,940
Total Securities Lending Collateral (identified cost $8,611,940)		$ 8,611,940
Total Short-Term Investments (identified cost $50,109,328)		$ 50,109,632
Total Investments — 100.7% (identified cost $2,829,686,534)		$2,835,201,086

8
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

TBA Sale Commitments — (1.7)%
U.S. Government Agency Mortgage-Backed Securities — (1.7)%
Security	Principal Amount (000's omitted)	Value
Uniform Mortgage-Backed Security 5.50%, 30-Year, TBA(19)	$(48,595)	$ (48,972,751)
Total U.S. Government Agency Mortgage-Backed Securities (proceeds $49,012,613)		$ (48,972,751)
Total TBA Sale Commitments (proceeds $49,012,613)		$ (48,972,751)
Other Assets, Less Liabilities — 1.0%		$ 28,006,506
Net Assets — 100.0%		$2,814,234,841

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2025, the aggregate value of these securities is $1,454,382,742 or 51.7% of the Fund's net assets.
(2)	Step coupon security. Interest rate represents the rate in effect at September 30, 2025.
(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2025.
(4)	When-issued security.
(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2025.
(6)	When-issued, variable rate security whose interest rate will be determined after September 30, 2025.
(7)	All or a portion of this security was on loan at September 30, 2025. The aggregate market value of securities on loan at September 30, 2025 was $17,678,426.
(8)	Security converts to variable rate after the indicated fixed-rate coupon period.
(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(10)	Affiliated fund (see Note 8).
(11)	May be deemed to be an affiliated company (see Note 8).
(12)	Restricted security. Total market value of restricted securities amounts to $5,063,070, which represents 0.2% of the net assets of the Fund as of September 30, 2025.
(13)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(14)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2025, the aggregate value of these securities is $5,385,313 or 0.2% of the Fund's net assets.
(15)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of September 30, 2025.
(16)	Security exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2025, the aggregate value of these securities is $2,203,122, representing 0.1% of the Fund’s net assets.
(17)	Rate shown is the discount rate at date of purchase.
(18)	Represents investment of cash collateral received in connection with securities lending.
(19)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	15,558,815	EUR	13,140,780	Bank of America, N.A.	12/17/25	$63,223	$ —
USD	6,996,022	GBP	5,159,091	JPMorgan Chase Bank, N.A.	12/17/25	56,861	—
						$120,084	$ —
9
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	2,576	Long	12/31/25	$536,834,376	$(85,496)
U.S. 5-Year Treasury Note	2,794	Long	12/31/25	305,091,705	(106,844)
U.S. Ultra 10-Year Treasury Note	(539)	Short	12/19/25	(62,027,109)	(518,361)
U.S. 10-Year Treasury Note	(871)	Short	12/19/25	(97,987,500)	(267,276)
					$(977,977)
Restricted Securities
Description	Acquisition Dates	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28	12/15/23	$3,500,000
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 9/20/29	9/20/24	1,500,000
		$5,000,000

Abbreviations:
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STACR	– Structured Agency Credit Risk
TBA	– To Be Announced

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
10
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Statement of Assets and Liabilities

September 30, 2025
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $2,780,565,864) - including $17,678,426 of securities on loan	$2,786,025,521
Investments in securities of affiliated issuers, at value (identified cost $49,120,670)	49,175,565
Receivable for variation margin on open futures contracts	418,501
Receivable for open forward foreign currency exchange contracts	120,084
Cash	6,605,944
Deposits for derivatives collateral:
Futures contracts	4,623,000
OTC derivatives	250,000
Receivable for investments sold	67,913,250
Receivable for TBA sale commitments	49,012,613
Receivable for capital shares sold	8,892,479
Interest receivable	22,389,611
Dividends and interest receivable - affiliated	473,133
Securities lending income receivable	1,452
Tax reclaims receivable	57,716
Receivable from affiliates	92,738
Trustees' deferred compensation plan	1,156,628
Total assets	$2,997,208,235
Liabilities
Cash collateral due to brokers	$250,000
Payable for investments purchased	10,010,558
Payable for when-issued/forward commitment securities	79,635,225
TBA sale commitments, at value (proceeds receivable $49,012,613)	48,972,751
Payable for capital shares redeemed	31,784,568
Distributions payable	987,593
Deposits for securities loaned	8,611,940
Payable to affiliates:
Investment advisory fee	630,133
Administrative fee	278,488
Distribution and service fees	63,908
Sub-transfer agency fee	10,235
Trustees' deferred compensation plan	1,156,628
Accrued expenses	581,367
Total liabilities	$182,973,394
Net Assets	$2,814,234,841
Sources of Net Assets
Paid-in capital	$2,891,970,549
Accumulated loss	(77,735,708)
Net Assets	$2,814,234,841
Class A Shares
Net Assets	$264,092,015
Shares Outstanding	16,662,124
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.85
Maximum Offering Price Per Share (100 ÷ 97.75 of net asset value per share)	$16.21
11
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Statement of Assets and Liabilities — continued

September 30, 2025
Class C Shares
Net Assets	$11,745,028
Shares Outstanding	743,864
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$15.79
Class I Shares
Net Assets	$2,123,341,730
Shares Outstanding	133,062,453
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.96
Class R6 Shares
Net Assets	$415,056,068
Shares Outstanding	26,009,483
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.96

On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
12
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Statement of Operations

Year Ended
September 30, 2025
Investment Income
Dividend income - affiliated issuers	$6,419,058
Interest income	131,453,305
Interest income - affiliated issuers	250,208
Securities lending income, net	110,785
Other income	275,218
Total investment income	$138,508,574
Expenses
Investment advisory fee	$7,301,164
Administrative fee	3,169,599
Distribution and service fees:
Class A	772,533
Class C	120,560
Trustees' fees and expenses	189,972
Custodian fees	59,629
Transfer agency fees and expenses	1,665,397
Accounting fees	483,488
Professional fees	129,949
Registration fees	94,722
Reports to shareholders	163,244
Miscellaneous	150,557
Total expenses	$14,300,814
Waiver and/or reimbursement of expenses by affiliates	$(322,950)
Net expenses	$13,977,864
Net investment income	$124,530,710
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$8,291,796
Futures contracts	(305,012)
Foreign currency transactions	63,494
Forward foreign currency exchange contracts	(393,943)
Net realized gain	$7,656,335
Change in unrealized appreciation (depreciation):
Investment securities	$7,305,927
Investment securities - affiliated issuers	(12,960)
Futures contracts	(1,911,612)
TBA sale commitments	39,862
Foreign currency	(176)
Forward foreign currency exchange contracts	120,084
Net change in unrealized appreciation (depreciation)	$5,541,125
Net realized and unrealized gain	$13,197,460
Net increase in net assets from operations	$137,728,170
13
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Statements of Changes in Net Assets

	Year Ended September 30,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$124,530,710	$115,643,213
Net realized gain (loss)	7,656,335	(10,844,612)
Net change in unrealized appreciation (depreciation)	5,541,125	105,902,515
Net increase in net assets from operations	$137,728,170	$210,701,116
Distributions to shareholders:
Class A	$(13,836,657)	$(13,243,729)
Class C	(449,196)	(450,221)
Class I	(92,814,502)	(88,469,294)
Class R6	(16,954,922)	(12,642,014)
Total distributions to shareholders	$(124,055,277)	$(114,805,258)
Capital share transactions:
Class A	$(67,677,799)	$87,174,284
Class C	(123,636)	(344,605)
Class I	266,159,483	102,447,930
Class R6	123,716,035	65,175,360
Net increase in net assets from capital share transactions	$322,074,083	$254,452,969
Net increase in net assets	$335,746,976	$350,348,827
Net Assets
At beginning of year	$2,478,487,865	$2,128,139,038
At end of year	$2,814,234,841	$2,478,487,865
14
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Financial Highlights

	Class A
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$15.78	$15.14	$14.94	$16.47	$16.21
Income (Loss) From Operations
Net investment income(1)	$0.71	$0.73	$0.55	$0.28	$0.26
Net realized and unrealized gain (loss)	0.06	0.63	0.21	(1.41)	0.36
Total income (loss) from operations	$0.77	$1.36	$0.76	$(1.13)	$0.62
Less Distributions
From net investment income	$(0.70)	$(0.72)	$(0.56)	$(0.29)	$(0.27)
From net realized gain	—	—	—	(0.11)	(0.09)
Total distributions	$(0.70)	$(0.72)	$(0.56)	$(0.40)	$(0.36)
Net asset value — End of year	$15.85	$15.78	$15.14	$14.94	$16.47
Total Return(2)	5.03%	9.19%	5.15%	(6.99)%	3.87%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$264,092	$331,201	$232,643	$260,829	$301,929
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.77%	0.77%	0.77%	0.76%	0.76%
Net expenses	0.75%(4)	0.76%(4)	0.76%(4)	0.76%(4)	0.76%
Net investment income	4.50%	4.71%	3.65%	1.77%	1.57%
Portfolio Turnover	150%(5)	159%(5)	121%(5)	71%(5)	89%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to less than 0.01% of average daily net assets for the year ended September 30, 2025 and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
15
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$15.72	$15.08	$14.88	$16.40	$16.15
Income (Loss) From Operations
Net investment income(1)	$0.59	$0.61	$0.44	$0.16	$0.14
Net realized and unrealized gain (loss)	0.06	0.63	0.21	(1.40)	0.35
Total income (loss) from operations	$0.65	$1.24	$0.65	$(1.24)	$0.49
Less Distributions
From net investment income	$(0.58)	$(0.60)	$(0.45)	$(0.17)	$(0.15)
From net realized gain	—	—	—	(0.11)	(0.09)
Total distributions	$(0.58)	$(0.60)	$(0.45)	$(0.28)	$(0.24)
Net asset value — End of year	$15.79	$15.72	$15.08	$14.88	$16.40
Total Return(2)	4.25%	8.39%	4.37%	(7.67)%	3.04%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,745	$11,822	$11,702	$15,646	$22,935
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.52%	1.52%	1.52%	1.51%	1.51%
Net expenses	1.50%(4)	1.51%(4)	1.51%(4)	1.51%(4)	1.51%
Net investment income	3.75%	3.94%	2.88%	0.99%	0.85%
Portfolio Turnover	150%(5)	159%(5)	121%(5)	71%(5)	89%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to less than 0.01% of average daily net assets for the year ended September 30, 2025 and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
16
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$15.89	$15.24	$15.04	$16.58	$16.32
Income (Loss) From Operations
Net investment income(1)	$0.75	$0.77	$0.59	$0.32	$0.30
Net realized and unrealized gain (loss)	0.07	0.65	0.21	(1.42)	0.37
Total income (loss) from operations	$0.82	$1.42	$0.80	$(1.10)	$0.67
Less Distributions
From net investment income	$(0.75)	$(0.77)	$(0.60)	$(0.33)	$(0.32)
From net realized gain	—	—	—	(0.11)	(0.09)
Total distributions	$(0.75)	$(0.77)	$(0.60)	$(0.44)	$(0.41)
Net asset value — End of year	$15.96	$15.89	$15.24	$15.04	$16.58
Total Return(2)	5.29%	9.50%	5.40%	(6.76)%	4.11%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,123,342	$1,846,586	$1,670,416	$1,906,319	$1,928,347
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.52%	0.52%	0.52%	0.51%	0.51%
Net expenses	0.50%(4)	0.51%(4)	0.51%(4)	0.51%(4)	0.51%
Net investment income	4.74%	4.95%	3.89%	2.03%	1.81%
Portfolio Turnover	150%(5)	159%(5)	121%(5)	71%(5)	89%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to less than 0.01% of average daily net assets for the year ended September 30, 2025 and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
17
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$15.89	$15.24	$15.04	$16.58	$16.32
Income (Loss) From Operations
Net investment income(1)	$0.76	$0.78	$0.60	$0.35	$0.30
Net realized and unrealized gain (loss)	0.07	0.64	0.21	(1.44)	0.37
Total income (loss) from operations	$0.83	$1.42	$0.81	$(1.09)	$0.67
Less Distributions
From net investment income	$(0.76)	$(0.77)	$(0.61)	$(0.34)	$(0.32)
From net realized gain	—	—	—	(0.11)	(0.09)
Total distributions	$(0.76)	$(0.77)	$(0.61)	$(0.45)	$(0.41)
Net asset value — End of year	$15.96	$15.89	$15.24	$15.04	$16.58
Total Return(2)	5.35%	9.57%	5.46%	(6.70)%	4.17%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$415,056	$288,879	$213,378	$222,373	$116,503
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.45%	0.45%	0.45%	0.44%	0.45%
Net expenses	0.44%(4)	0.44%(4)	0.45%(4)	0.44%(4)	0.45%
Net investment income	4.79%	5.01%	3.96%	2.20%	1.84%
Portfolio Turnover	150%(5)	159%(5)	121%(5)	71%(5)	89%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund and in other affiliated funds (equal to less than 0.01% of average daily net assets for the year ended September 30, 2025 and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
18
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income- producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to
19

Calvert
Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2025, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$654,103,318	$ —	$654,103,318
Collateralized Mortgage Obligations	—	245,128,998	—	245,128,998
Commercial Mortgage-Backed Securities	—	238,745,232	—	238,745,232
Corporate Bonds	—	1,058,600,988	—	1,058,600,988
Exchange-Traded Funds	4,817,925	—	—	4,817,925
High Social Impact Investments	—	5,063,070	—	5,063,070
Senior Floating-Rate Loans	—	36,630,315	—	36,630,315
Sovereign Government Bonds	—	5,385,313	—	5,385,313
U.S. Government Agency Mortgage-Backed Securities	—	147,597,513	—	147,597,513
U.S. Treasury Obligations	—	389,018,782	—	389,018,782
Short-Term Investments:
Affiliated Fund	39,294,570	—	—	39,294,570
Commercial Paper	—	2,203,122	—	2,203,122
Securities Lending Collateral	8,611,940	—	—	8,611,940
Total Investments	$52,724,435	$2,782,476,651	$ —	$2,835,201,086
Forward Foreign Currency Exchange Contracts	$ —	$120,084	$ —	$120,084
Total	$52,724,435	$2,782,596,735	$ —	$2,835,321,170
Liability Description
TBA Sale Commitments	$ —	$(48,972,751)	$ —	$(48,972,751)
Futures Contracts	(977,977)	—	—	(977,977)
Total	$(977,977)	$(48,972,751)	$ —	$(49,950,728)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
20

Calvert
Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

D  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
G  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
H  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
I  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
K  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
L  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject
21

Calvert
Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
M  Forward Sale Commitments— The Fund may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund's policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.
N  Segment Reporting— During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $750 million	0.280%
Over $750 million	0.275%
For the year ended September 30, 2025, the investment advisory fee amounted to $7,301,164 or 0.28% of the Fund's average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley, and in other affiliated funds. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund and in other affiliated funds. For the year ended September 30, 2025, the investment advisory fee paid was reduced by $215,961 relating to the Fund’s investment in the Liquidity Fund and in other affiliated funds.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.76%, 1.51%, 0.51% and 0.46% for Class A, Class C, Class I and Class R6, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2026. For the year ended September 30, 2025, CRM waived and/or reimbursed expenses of $106,989.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2025, CRM was paid administrative fees of $3,169,599.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the
22

Calvert
Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2025 amounted to $772,533 and $120,560 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $9,302 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2025. The Fund was also informed that EVD received $1,413 and $1,734 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2025 in the amount of $280.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2025, sub-transfer agency fees and expenses incurred to EVM amounted to $39,813 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $250,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $55,000 ($40,000 prior to January 1, 2025) annual fee, Committee chairs receive an additional $20,000 ($15,000 prior to January 1, 2025) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2025, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $1,387,940,589 and $1,250,293,661, respectively. Purchases and sales of U.S. government and agency securities, including maturities, paydowns and TBA transactions, were $2,697,984,121 and $2,517,931,680, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2025 and September 30, 2024 was as follows:
	Year Ended September 30,
	2025	2024
Ordinary income	$124,055,277	$114,805,258
As of September 30, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$(81,742,815)
Late year ordinary losses	(75,193)
Net unrealized appreciation	5,069,893
Distributions payable	(987,593)
Accumulated loss	$(77,735,708)
At September 30, 2025, the Fund, for federal income tax purposes, had deferred capital losses of $81,742,815 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2025, $14,644,875 are short-term and $67,097,940 are long-term.
23

Calvert
Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

Additionally, at September 30, 2025, the Fund had a late year ordinary loss of $75,193 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts and TBA sale commitments, of the Fund at September 30, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,781,158,266
Gross unrealized appreciation	$34,922,367
Gross unrealized depreciation	(29,852,298)
Net unrealized appreciation	$5,070,069
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2025 is included in the Schedule of Investments. At September 30, 2025, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Foreign Exchange Risk: During the year ended September 30, 2025, the Fund entered into forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates.
Interest Rate Risk: During the year ended September 30, 2025, the Fund used futures contracts to hedge interest rate risk and to manage duration.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2025, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow the counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement(s), which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master
Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
24

Calvert
Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

At September 30, 2025, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Foreign Exchange	Interest Rate	Total
Receivable for open forward foreign currency exchange contracts	$120,084	$ —	$120,084
Total Asset Derivatives subject to master netting or similar agreements	$120,084	$—	$120,084
Accumulated loss	$ —	$(977,977)(1)	$(977,977)
Total Liability Derivatives not subject to master netting or similar agreements	$—	$(977,977)	$(977,977)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of September 30, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$63,223	$ —	$ —	$(63,223)	$ —
JPMorgan Chase Bank, N.A.	56,861	—	—	(56,861)	—
	$120,084	$ —	$ —	$(120,084)	$ —

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2025 was as follows:
Statement of Operations Caption	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Forward foreign currency exchange contracts	$(393,943)	$ —	$(393,943)
Futures contracts	—	(305,012)	(305,012)
Total	$(393,943)	$(305,012)	$(698,955)
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$120,084	$ —	$120,084
Futures contracts	—	(1,911,612)	(1,911,612)
Total	$120,084	$(1,911,612)	$(1,791,528)
25

Calvert
Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2025, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$879,727,000	$177,263,000	$6,059,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2025, the total value of securities on loan, including accrued interest, was $18,016,097 and the total value of collateral received was $18,427,417, comprised of cash of $8,611,940 and U.S. government and/or agencies securities of $9,815,477.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2025.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$8,611,940	$ —	$ —	$ —	$8,611,940
The carrying amount of the liability for deposits for securities loaned at September 30, 2025 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2025.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2025. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2025. Effective October 21, 2025, the Fund renewed its line of credit agreement, which expires October 20, 2026, at substantially the same terms.
26

Calvert
Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

8  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board.
At September 30, 2025, the value of the Fund's investment in the Notes and in funds that may be deemed to be affiliated was $49,175,565, which represents 1.8% of the Fund's net assets. Transactions in such investments by the Fund for the year ended September 30, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount ($)/ Shares, end of period
Exchange-Traded Funds
Calvert Ultra-Short Investment Grade ETF	$ 2,535,000	$ 2,288,100	$ —	$ —	$ (5,175)	$ 4,817,925	$ 159,749	95,000
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28(1)	3,548,265	—	—	—	(5,355)	3,542,910	175,000	$3,500,000
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 9/20/29(1)	1,522,590	—	—	—	(2,430)	1,520,160	75,208	$1,500,000
Short-Term Investments
Liquidity Fund	78,208,905	1,131,385,315	(1,170,299,650)	—	—	39,294,570	6,259,309	39,294,570
Total				$ —	$(12,960)	$49,175,565	$6,669,266

(1)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,495,177	$70,584,117	9,501,155	$147,081,783
Reinvestment of distributions	811,972	12,754,365	780,770	12,099,899
Shares redeemed	(9,629,547)	(151,016,281)	(4,662,086)	(72,007,398)
Net increase (decrease)	(4,322,398)	$(67,677,799)	5,619,839	$87,174,284
Class C
Shares sold	206,722	$3,233,004	249,331	$3,854,835
Reinvestment of distributions	24,861	389,108	26,421	407,531
Shares redeemed	(239,650)	(3,745,748)	(299,629)	(4,606,971)
Net decrease	(8,067)	$(123,636)	(23,877)	$(344,605)
27

Calvert
Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class I
Shares sold	51,205,422	$809,267,818	48,970,260	$761,622,564
Reinvestment of distributions	5,370,571	85,005,774	5,081,310	79,223,977
Shares redeemed	(39,727,639)	(628,114,109)	(47,415,418)	(738,398,611)
Net increase	16,848,354	$266,159,483	6,636,152	$102,447,930
Class R6
Shares sold	14,227,489	$224,823,035	8,726,634	$135,643,491
Reinvestment of distributions	922,984	14,607,737	782,778	12,210,819
Shares redeemed	(7,321,955)	(115,714,737)	(5,326,253)	(82,678,950)
Net increase	7,828,518	$123,716,035	4,183,159	$65,175,360
28

Calvert
Short Duration Income Fund
September 30, 2025
Report of Independent Registered Public Accounting Firm

To the Shareholders of Calvert Short Duration Income Fund and Board of Trustees of The Calvert Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Short Duration Income Fund (the "Fund"), one of the funds constituting The Calvert Fund, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2025, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2025
We have served as the auditor of one or more Calvert investment companies since 2021.
29

Calvert
Short Duration Income Fund
September 30, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2025, the Fund designates 93.08% of distributions from net investment income as a 163(j) interest dividend.
30

Calvert
Short Duration Income Fund
September 30, 2025
Special Meeting of Shareholders (Unaudited)

The Calvert Fund held a Special Meeting of Shareholders on June 16, 2025 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to The Calvert Fund were as follows:
	Number of Shares
Nominee for Trustee	For	Withheld
Karen Fang	244,920,859	2,717,563
Von M. Hughes	242,676,853	4,961,569
Kim M. Keenan	244,897,013	2,741,410
Eddie Ramos	242,768,927	4,869,495
Carlton M. Waterhouse	242,776,862	4,861,560
Results are rounded to the nearest whole number.
31

Calvert
Short Duration Income Fund
September 30, 2025
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 9-10, 2025, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
32

Calvert
Short Duration Income Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Short Duration Income Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and a comparative benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2024. This performance data indicated that the Fund had outperformed the median of its peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2024. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each above the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser had waived or reimbursed a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
33

Calvert
Short Duration Income Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specific asset level. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
34

CSDAX-NCSR 9.30.25

Calvert
Ultra-Short Duration Income Fund
Annual Financial Statements and
Additional Information
September 30, 2025

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2025
Calvert
Ultra-Short Duration Income Fund
Item 8 of Form N-CSR is Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Schedule of Investments

Asset-Backed Securities — 17.6%

Security	Principal Amount (000's omitted)	Value
Ally Bank Auto Credit-Linked Notes:
Series 2024-A, Class A2, 5.681%, 5/17/32(1)	$1,354	$ 1,377,040
Series 2024-A, Class B, 5.827%, 5/17/32(1)	2,301	2,341,170
Series 2024-A, Class C, 6.022%, 5/17/32(1)	1,194	1,212,077
Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class A2, 6.09%, 12/20/29(1)	2,575	2,600,771
Auxilior Term Funding LLC:
Series 2023-1A, Class A2, 6.18%, 12/15/28(1)	63	63,082
Series 2024-1A, Class A2, 5.84%, 3/15/27(1)	904	908,264
BHG Securitization Trust, Series 2022-C, Class B, 5.93%, 10/17/35(1)	1,336	1,340,543
Blue Owl Asset Leasing Trust LLC, Series 2024-1A, Class A2, 5.05%, 3/15/29(1)	888	891,507
Cajun Global LLC, Series 2021-1, Class A2, 3.931%, 11/20/51(1)	2,093	2,066,553
Chase Auto Credit Linked Notes, Series 2025-1, Class B, 4.753%, 2/25/33(1)	3,010	3,024,736
Chesapeake Funding II LLC:
Series 2023-2A, Class A1, 6.16%, 10/15/35(1)	394	399,752
Series 2024-1A, Class A2, 5.142%, (30-day SOFR Average + 0.77%), 5/15/36(1)(2)	1,833	1,831,668
Clarus Capital Funding LLC, Series 2024-1A, Class A2, 4.71%, 8/20/32(1)	1,449	1,454,296
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	1,989	1,849,780
Cologix Data Centers U.S. Issuer LLC, Series 2021-1A, Class A2, 3.30%, 12/26/51(1)	1,705	1,664,834
Crossroads Asset Trust, Series 2025-A, Class A2, 4.91%, 2/20/32(1)	2,300	2,315,842
DB Master Finance LLC:
Series 2019-1A, Class A2II, 4.021%, 5/20/49(1)	1,271	1,266,741
Series 2021-1A, Class A2I, 2.045%, 11/20/51(1)	4,129	4,021,468
DLLMT LLC, Series 2024-1A, Class A2, 5.08%, 2/22/27(1)	1,312	1,316,389
Driven Brands Funding LLC:
Series 2019-1A, Class A2, 4.641%, 4/20/49(1)	5,734	5,733,715
Seris 2020-2A, Class A2, 3.237%, 1/20/51(1)	2,423	2,343,558
Enterprise Fleet Financing LLC, Series 2024-2, Class A2, 5.74%, 12/20/26(1)	1,490	1,497,654
FHF Issuer Trust, Series 2023-2A, Class A2, 6.79%, 10/15/29(1)	1,689	1,709,797
FIGRE Trust, Series 2025-FL1, Class A1, 5.265% to 7/25/28, 7/25/55(1)(3)	1,389	1,399,033
GLS Auto Select Receivables Trust:
Series 2023-2A, Class A2, 6.37%, 6/15/28(1)	526	529,319
Series 2024-1A, Class A2, 5.24%, 3/15/30(1)	1,366	1,376,522
GS Mortgage-Backed Securities Trust, Series 2025-HE1, Class A1, 5.906%, (30-day SOFR Average + 1.55%), 10/25/55(1)(2)	1,625	1,638,769
Hilton Grand Vacations Trust, Series 2020-AA, Class A, 2.74%, 2/25/39(1)	293	288,959
Security	Principal Amount (000's omitted)	Value
LAD Auto Receivables Trust, Series 2022-1A, Class A, 5.21%, 6/15/27(1)	$117	$ 116,754
Lendbuzz Securitization Trust:
Series 2023-2A, Class A2, 7.09%, 10/16/28(1)	300	304,933
Series 2023-3A, Class A2, 7.50%, 12/15/28(1)	3,162	3,220,838
Series 2024-1A, Class A2, 6.19%, 8/15/29(1)	1,901	1,914,168
Series 2024-3A, Class A2, 4.97%, 10/15/29(1)	2,517	2,519,995
Mercury Financial Credit Card Master Trust, Series 2024-2A, Class A, 6.56%, 7/20/29(1)	2,701	2,722,941
MMP Capital LLC, Series 2025-A, Class A, 5.36%, 12/15/31(1)	1,005	1,013,551
MVW LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	64	62,340
Newtek Small Business Loan Trust, Series 2023-1, Class A, 6.75%, (U.S. (Fed) Prime Rate - 0.50%), 7/25/50(1)(2)	2,062	2,077,899
OBX Trust, Series 2025-HE1, Class A1, 5.956%, (30-day SOFR Average + 1.60%), 2/25/55(1)(2)	3,071	3,100,588
Octane Receivables Trust:
Series 2023-1A, Class A, 5.87%, 5/21/29(1)	101	101,305
Series 2024-2A, Class A2, 5.80%, 7/20/32(1)	2,185	2,205,725
Series 2024-3A, Class A2, 4.94%, 5/20/30(1)	482	485,099
OneMain Financial Issuance Trust:
Series 2021-1A, Class B, 1.95%, 6/16/36(1)	1,115	1,052,597
Series 2022-2A, Class B, 5.24%, 10/14/34(1)	3,450	3,446,775
Oportun Funding Trust, Series 2024-3, Class A, 5.26%, 8/15/29(1)	2,140	2,141,727
Oportun Issuance Trust:
Series 2021-B, Class B, 1.96%, 5/8/31(1)	137	134,671
Series 2024-1A, Class B, 6.546%, 4/8/31(1)	563	563,086
Oscar U.S. Funding XVII LLC, Series 2024-2A, Class A2, 4.63%, 12/10/27(1)	2,594	2,595,570
Pagaya AI Debt Grantor Trust, Series 2024-9, Class A, 5.065%, 3/15/32(1)	1,469	1,473,420
Pagaya AI Debt Selection Trust:
Series 2021-2, 3.00%, 1/25/29(1)	39	39,411
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	8	7,766
PEAC Solutions Receivables LLC:
Series 2024-1A, Class A2, 5.79%, 6/21/27(1)	1,086	1,095,474
Series 2024-2A, Class A2, 4.74%, 4/20/27(1)	1,336	1,338,723
Prodigy Finance CM DAC, Series 2021-1A, Class A, 5.522%, (1 mo. SOFR + 1.364%), 7/25/51(1)(2)	3,430	3,429,947
Prosper Marketplace Issuance Trust, Series 2024-1A, Class A, 6.12%, 8/15/29(1)	50	50,110
Reach ABS Trust:
Series 2024-1A, Class A, 6.30%, 2/18/31(1)	579	580,040
Series 2024-2A, Class A, 5.88%, 7/15/31(1)	580	583,376
Series 2025-1A, Class A, 4.96%, 8/16/32(1)	356	356,971
SoFi Consumer Loan Program Trust:
Series 2025-1, Class A, 4.80%, 2/27/34(1)	2,555	2,568,200
Series 2025-2, Class A, 4.82%, 6/25/34(1)	1,001	1,006,333
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	1,001	949,103
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.877%, 3/26/46(1)	4,044	3,987,777

1
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Taco Bell Funding LLC, Series 2021-1A, Class A2I, 1.946%, 8/25/51(1)	$538	$ 520,330
Tesla Lease Electric Vehicle Securitization LLC, Series 2025-A, Class A2, 4.14%, 6/20/28(1)	3,355	3,359,073
Theorem Funding Trust:
Series 2022-3A, Class B, 8.95%, 4/15/29(1)	4,324	4,383,528
Series 2023-1A, Class A, 7.58%, 4/15/29(1)	239	239,399
Towd Point Mortgage Trust, Series 2025-HE2, Class A1A, 5.69%, (30-day SOFR Average + 1.35%), 9/25/65(1)(2)	2,350	2,359,172
Tricolor Auto Securitization Trust:
Series 2024-2A, Class A, 6.36%, 12/15/27(1)	396	380,291
Series 2024-3A, Class A, 5.22%, 6/15/28(1)	1,310	1,195,262
Truist Bank Auto Credit-Linked Notes, Series 2025-1, Class B, 4.728%, 9/26/33(1)	2,833	2,838,919
Upstart Securitization Trust, Series 2021-2, Class C, 3.61%, 6/20/31(1)	79	78,326
Verdant Receivables LLC, Series 2025-1A, Class A2, 4.85%, 3/13/28(1)	3,995	4,018,131
Westlake Automobile Receivables Trust, Series 2024-1A, Class A3, 5.44%, 5/17/27(1)	1,814	1,816,876
Wingspire Equipment Finance LLC:
Series 2024-1A, Class A2, 4.99%, 9/20/32(1)	1,231	1,238,520
Series 2025-1A, Class A2, 4.33%, 9/20/33(1)	1,130	1,130,384
Total Asset-Backed Securities (identified cost $118,995,942)		$119,269,263

Collateralized Mortgage Obligations — 10.1%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 406, Class F12, 5.656%, (30-day SOFR Average + 1.30%), 10/25/53(2)	$1,133	$ 1,139,971
Series 5370, Class FB, 5.756%, (30-day SOFR Average+ 1.40%), 1/25/54(2)	2,326	2,343,874
Series 5410, Class FD, 5.606%, (30-day SOFR Average + 1.25%), 5/25/54(2)	3,356	3,372,384
Series 5410, Class FE, 5.456%, (30-day SOFR Average + 1.10%), 5/25/54(2)	2,325	2,336,065
Series 5483, Class FB, 5.786%, (30-day SOFR Average + 1.43%), 12/25/54(2)	4,714	4,738,878
Series 5513, Class FA, 5.356%, (30-day SOFR Average + 1.00%), 3/25/55(2)	2,224	2,225,779
Series 5529, Class AF, 5.356%, (30-day SOFR Average + 1.00%), 3/25/55(2)	3,076	3,078,156
Series 5556, Class FA, 5.506%, (30-day SOFR Average + 1.15%), 7/25/55(2)	2,776	2,781,454
Federal Home Loan Mortgage Corp. STACR REMICS Trust:
Series 2022-DNA2, Class M1A, 5.656%, (30-day SOFR Average + 1.30%), 2/25/42(1)(2)	1,170	1,175,635
Series 2022-HQA1, Class M1A, 6.456%, (30-day SOFR Average + 2.10%), 3/25/42(1)(2)	415	417,981
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. STACR REMICS Trust: (continued)
Series 2024-DNA1, Class M1, 5.706%, (30-day SOFR Average + 1.35%), 2/25/44(1)(2)	$1,993	$ 2,002,909
Series 2024-HQA1, Class A1, 5.606%, (30-day SOFR Average + 1.25%), 3/25/44(1)(2)	5,252	5,287,563
Federal National Mortgage Association:
Series 2006-46, Class FG, 4.721%, (30-day SOFR Average + 0.364%), 6/25/36(2)	563	558,968
Series 2024-33, Class KF, 5.306%, (30-day SOFR Average + 0.95%), 1/25/54(2)	1,479	1,484,487
Series 2024-36, Class FB, 5.506%, (30-day SOFR Average + 1.15%), 6/25/54(2)	1,621	1,624,716
Series 2025-31, Class FB, 5.506%, (30-day SOFR Average + 1.15%), 6/25/54(2)	881	882,189
Series 2025-75, Class FA, 5.406%, (30-day SOFR Average + 1.05%), 9/25/55(2)	3,214	3,219,187
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R06, Class 2B1, 8.221%, (30-day SOFR Average + 3.864%), 9/25/39(1)(2)	1,251	1,281,851
Series 2022-R01, Class 1M1, 5.356%, (30-day SOFR Average + 1.00%), 12/25/41(1)(2)	401	402,341
Series 2025-R05, Class 2A1, 5.356%, (30-day SOFR Average + 1.00%), 7/25/45(1)(2)	2,057	2,063,782
Government National Mortgage Association:
Series 2011-44, Class KF, 4.65%, (1 mo. SOFR + 0.514%), 3/20/41(2)	919	911,801
Series 2023-101, Class FM, 5.289%, (30-day SOFR Average + 0.90%), 7/20/53(2)	3,136	3,135,518
Series 2024-43, Class FB, 5.339%, (30-day SOFR Average + 0.95%), 3/20/54(2)	1,337	1,340,742
Series 2024-146, Class FE, 5.389%, (30-day SOFR Average + 1.00%), 9/20/64(2)	2,517	2,529,096
Series 2024-197, Class GF, 5.389%, (30-day SOFR Average + 1.00%), 12/20/54(2)	1,158	1,159,054
Series 2025-2, Class FB, 5.439%, (30-day SOFR Average + 1.05%), 12/20/54(2)	3,139	3,145,450
Series 2025-134, Class FL, 5.389%, (30-day SOFR Average + 1.00%), 6/20/55(2)	828	829,226
Series 2025-139, Class FE, 5.489%, (30-day SOFR Average + 1.10%), 8/20/65(2)	1,696	1,699,722
JPMorgan Mortgage Trust:
Series 2023-HE2, Class A1, 6.089%, (30-day SOFR Average + 1.70%), 3/20/54(1)(2)	2,402	2,416,424
Series 2023-HE3, Class A1, 5.989%, (30-day SOFR Average + 1.60%), 5/20/54(1)(2)	1,724	1,732,779
Series 2024-HE2, Class A1, 5.589%, (30-day SOFR Average + 1.20%), 10/20/54(1)(2)	975	976,226
Oceanview Mortgage Trust, Series 2025-3, Class AF1, 5.298%, (30-day SOFR Average + 0.95%), 5/25/55(1)(2)	5,455	5,469,391
Radnor Re Ltd., Series 2023-1, Class M1A, 7.056%, (30-day SOFR Average + 2.70%), 7/25/33(1)(2)	990	995,889
Total Collateralized Mortgage Obligations (identified cost $68,536,659)		$68,759,488

2
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Commercial Mortgage-Backed Securities — 4.7%

Security	Principal Amount (000’s omitted)	Value
BPR Trust, Series 2022-SSP, Class A, 7.15%, (1 mo. SOFR + 3.00%), 5/15/39(1)(2)	$3,000	$ 3,016,629
BX Commercial Mortgage Trust:
Series 2021-VOLT, Class B, 5.215%, (1 mo. SOFR + 1.064%), 9/15/36(1)(2)	4,001	3,989,487
Series 2021-VOLT, Class C, 5.365%, (1 mo. SOFR + 1.214%), 9/15/36(1)(2)	1,683	1,677,599
Extended Stay America Trust:
Series 2021-ESH, Class A, 5.345%, (1 mo. SOFR + 1.194%), 7/15/38(1)(2)	7,243	7,248,529
Series 2021-ESH, Class B, 5.645%, (1 mo. SOFR + 1.494%), 7/15/38(1)(2)	2,701	2,703,626
Series 2025-ESH, Class A, (1 mo. SOFR + 1.30%), 10/15/42(1)(4)	1,920	1,922,400
HLTN Commercial Mortgage Trust, Series 2024-DPLO, Class A, 5.792%, (1 mo. SOFR + 1.642%), 6/15/41(1)(2)	2,625	2,632,623
INTOWN Mortgage Trust, Series 2025-STAY, Class B, 5.90%, (1 mo. SOFR + 1.75%), 3/15/42(1)(2)	2,415	2,414,664
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC, Class B, 5.566%, (1 mo. SOFR + 1.414%), 4/15/38(1)(2)	900	900,193
NRTH Commercial Mortgage Trust, Series 2025-PARK, Class A, (1 mo. SOFR + 1.393%), 10/15/40(1)(4)	440	440,825
ORL Trust, Series 2024-GLKS, Class A, 5.643%, (1 mo. SOFR + 1.493%), 12/15/39(1)(2)	2,452	2,456,206
TX Trust, Series 2024-HOU, Class A, 5.742%, (1 mo. SOFR + 1.591%), 6/15/39(1)(2)	2,625	2,624,153
Total Commercial Mortgage-Backed Securities (identified cost $31,971,043)		$32,026,934

Corporate Bonds — 44.5%

Security	Principal Amount (000’s omitted)	Value
Basic Materials — 0.1%
Celanese U.S. Holdings LLC, 1.40%, 8/5/26	$600	$ 581,740
		$ 581,740
Communications — 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	$3,010	$ 2,992,180
		$ 2,992,180
Consumer, Cyclical — 5.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	$2,406	$ 2,409,356
Delta Air Lines, Inc./SkyMiles IP Ltd.:
4.50%, 10/20/25(1)	2,813	2,809,789
4.75%, 10/20/28(1)	1,775	1,785,720
Security	Principal Amount (000’s omitted)	Value
Consumer, Cyclical (continued)
Ford Motor Credit Co. LLC:
3.375%, 11/13/25	$6,635	$ 6,623,055
4.389%, 1/8/26	2,750	2,749,226
6.95%, 3/6/26	3,650	3,679,477
Hyundai Capital America, 4.875%, 6/23/27(1)(5)	6,510	6,568,431
Stellantis Finance U.S., Inc., 1.711%, 1/29/27(1)	2,240	2,158,454
Volkswagen Group of America Finance LLC, 4.90%, 8/14/26(1)	5,630	5,657,653
		$ 34,441,161
Consumer, Non-cyclical — 1.4%
Centene Corp., 4.25%, 12/15/27	$5,150	$5,061,509
Smithfield Foods, Inc., 4.25%, 2/1/27(1)	4,593	4,563,417
		$9,624,926
Financial — 30.4%
Air Lease Corp., 5.30%, 6/25/26	$2,300	$2,315,809
Ally Financial, Inc., 5.75%, 11/20/25	4,897	4,900,031
American National Group, Inc., 5.00%, 6/15/27	4,940	4,983,393
Athene Global Funding, 4.86%, 8/27/26(1)	3,167	3,188,471
Australia & New Zealand Banking Group Ltd., 4.745%, (SOFR + 0.56%), 3/18/26(1)(2)	7,690	7,702,929
Aviation Capital Group LLC, 4.875%, 10/1/25(1)	2,942	2,942,000
Banco Santander SA, 4.175% to 3/24/27, 3/24/28(6)	6,600	6,591,575
Bank of America Corp., 1.734% to 7/22/26, 7/22/27(6)	13,485	13,217,131
Bank of Ireland Group PLC, 2.029% to 9/30/26, 9/30/27(1)(6)	6,804	6,651,427
Bank of New York Mellon, 4.587% to 4/20/26, 4/20/27(6)	3,610	3,621,353
Bank of Nova Scotia, 4.50%, 12/16/25	3,400	3,401,286
Barclays PLC:
5.20%, 5/12/26	3,400	3,416,756
7.325% to 11/2/25, 11/2/26(6)	4,122	4,131,583
Blue Owl Credit Income Corp., 3.125%, 9/23/26	2,000	1,972,014
BPCE SA, 5.975% to 1/18/26, 1/18/27(1)(6)	4,500	4,517,215
CaixaBank SA, 6.684% to 9/13/26, 9/13/27(1)(6)	3,325	3,397,858
Citadel LP, 4.875%, 1/15/27(1)	2,869	2,875,736
COPT Defense Properties LP, 2.25%, 3/15/26	3,640	3,603,425
EPR Properties, 4.75%, 12/15/26	4,507	4,519,087
Fortitude Global Funding, 4.625%, 10/6/28(1)(7)	2,355	2,357,751
GA Global Funding Trust, 2.25%, 1/6/27(1)	1,467	1,431,344
Goldman Sachs Bank USA, 5.414% to 5/21/26, 5/21/27(6)	13,159	13,262,331
HAT Holdings I LLC/HAT Holdings II LLC:
3.375%, 6/15/26(1)(5)	4,775	4,729,405
3.75%, 9/15/30(1)	681	628,462
ING Groep NV, 6.083% to 9/11/26, 9/11/27(6)	6,350	6,459,398
Intesa Sanpaolo SpA, 5.71%, 1/15/26(1)	6,425	6,439,460
Jefferies Financial Group, Inc.:
4.50%, 9/15/26	3,715	3,722,962
4.75%, 8/11/26	3,345	3,352,381
JPMorgan Chase & Co.:
1.04% to 2/4/26, 2/4/27(6)	7,125	7,047,196

3
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
JPMorgan Chase & Co.: (continued)
1.045% to 11/19/25, 11/19/26(6)	$6,750	$ 6,720,050
Lloyds Banking Group PLC, 4.582%, 12/10/25	1,263	1,263,316
Marex Group PLC, 5.829%, 5/8/28	2,500	2,537,014
National Bank of Canada, 4.702% to 3/5/26, 3/5/27(6)	5,150	5,157,881
Protective Life Global Funding, 5.031%, (SOFR + 0.70%), 4/10/26(1)(2)	4,050	4,058,742
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/26(1)	2,485	2,436,118
Royal Bank of Canada, 5.069% to 7/23/26, 7/23/27(6)	6,575	6,624,951
Santander U.K. Group Holdings PLC, 6.833% to 11/21/25, 11/21/26(6)	6,400	6,419,178
Societe Generale SA:
1.488% to 12/14/25, 12/14/26(1)(6)	2,395	2,380,304
5.25%, 2/19/27(1)	2,050	2,072,943
5.519% to 1/19/27, 1/19/28(1)(6)	2,075	2,103,199
Stellantis Financial Services U.S. Corp., 4.95%, 9/15/28(1)	1,490	1,489,854
Truist Bank, 4.42% to 7/24/27, 7/24/28(6)	4,537	4,557,291
U.S. Bank NA, 4.73% to 5/14/27, 5/15/28(6)	2,270	2,290,438
UBS Group AG:
1.305% to 2/2/26, 2/2/27(1)(6)	2,550	2,524,736
1.494% to 8/10/26, 8/10/27(1)(6)	4,273	4,172,876
4.703% to 8/5/26, 8/5/27(1)(6)	696	698,393
5.711% to 1/12/26, 1/12/27(1)(6)	680	682,450
Wachovia Corp., 6.605%, 10/1/25	2,250	2,250,000
Wells Fargo & Co., 3.196% to 6/17/26, 6/17/27(6)	8,075	8,018,841
		$205,838,344
Industrial — 1.9%
Berry Global, Inc.:
1.57%, 1/15/26	$1,538	$1,524,898
4.875%, 7/15/26(1)	3,400	3,400,566
Hexcel Corp., 4.20%, 2/15/27	1,400	1,394,682
Vontier Corp., 1.80%, 4/1/26	6,636	6,545,381
		$12,865,527
Technology — 1.7%
Concentrix Corp., 6.65%, 8/2/26	$4,175	$4,237,931
Dell International LLC/EMC Corp., 4.90%, 10/1/26	354	356,059
Intel Corp., 4.875%, 2/10/26	3,433	3,440,383
Kyndryl Holdings, Inc., 2.05%, 10/15/26	3,253	3,178,199
		$11,212,572
Utilities — 3.5%
AES Corp., 1.375%, 1/15/26	$2,830	$2,804,172
Algonquin Power & Utilities Corp., 5.365%, 6/15/26	3,745	3,772,777
Enel Finance International NV, 7.05%, 10/14/25(1)	4,825	4,829,273
NextEra Energy Capital Holdings, Inc., 4.685%, 9/1/27	5,176	5,233,287
Security	Principal Amount (000’s omitted)	Value
Utilities (continued)
NRG Energy, Inc., 2.00%, 12/2/25(1)	$7,023	$ 6,986,341
		$ 23,625,850
Total Corporate Bonds (identified cost $300,171,176)		$301,182,300

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28(8)(9)	$1,000	$ 1,012,260
Total High Social Impact Investments (identified cost $1,000,000)		$ 1,012,260

Senior Floating-Rate Loans — 1.0%(10)

Borrower/Description	Principal Amount (000's omitted)	Value
Commercial Services & Supplies — 0.2%
Aramark Services, Inc., Term Loan, 6.163% - 6.199%, (1 mo. USD Term SOFR + 2.00%, 3 mo. USD Term SOFR + 2.00%), 6/22/30	$1,671	$ 1,676,569
		$ 1,676,569
Life Sciences Tools & Services — 0.1%
Avantor Funding, Inc., Term Loan, 6.263%, (1 mo. USD Term SOFR + 2.00%), 11/8/27	$183	$ 184,186
ICON Luxembourg SARL, Term Loan, 6.002%, (3 mo. USD Term SOFR + 2.00%), 7/3/28	436	436,821
PRA Health Sciences, Inc., Term Loan, 6.002%, (3 mo. USD Term SOFR + 2.00%), 7/3/28	109	108,834
		$ 729,841
Professional Services — 0.3%
Trans Union LLC, Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 6/24/31	$1,728	$1,728,830
		$1,728,830
Software — 0.1%
Open Text Corp., Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 1/31/30	$661	$661,648
		$661,648

4
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Trading Companies & Distributors — 0.3%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan, 5.885%, (1 mo. USD Term SOFR + 1.75%), 6/24/30	$1,728	$ 1,730,571
		$ 1,730,571
Total Senior Floating-Rate Loans (identified cost $6,531,039)		$ 6,527,459

U.S. Treasury Obligations — 16.3%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes:
1.875%, 6/30/26	$33,930	$ 33,457,298
2.75%, 4/30/27	16,900	16,668,945
4.125%, 10/31/26	19,500	19,586,074
4.875%, 5/31/26	30,399	30,603,333
5.00%, 10/31/25	10,000	10,006,413
Total U.S. Treasury Obligations (identified cost $110,076,934)		$110,322,063

Short-Term Investments — 6.0%
Affiliated Fund — 2.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.05%(11)	17,436,791	$ 17,436,791
Total Affiliated Fund (identified cost $17,436,791)		$ 17,436,791
Commercial Paper — 2.9%
Security	Principal Amount (000's omitted)	Value
Brookfield BRP Holdings Canada, Inc., 4.834%, 10/1/25(12)(13)	$3,310	$ 3,309,612
CVS Health Corp., 4.507%, 10/6/25(12)(13)	6,700	6,694,881
HA Sustainable Infrastructure Capital, Inc., 4.873%, 10/14/25(12)(13)	4,625	4,615,746
International Flavors & Fragrances, Inc., 4.528%, 11/14/25(12)(13)	3,350	3,332,036
Sonoco Products Co., 4.54%, 10/10/25(12)(13)	1,580	1,577,928
Total Commercial Paper (identified cost $19,532,482)		$ 19,530,203

Securities Lending Collateral — 0.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.18%(14)	3,553,845	$ 3,553,845
Total Securities Lending Collateral (identified cost $3,553,845)		$ 3,553,845
Total Short-Term Investments (identified cost $40,523,118)		$ 40,520,839
Total Investments — 100.3% (identified cost $677,805,911)		$679,620,606

Other Assets, Less Liabilities — (0.3)%	$ (2,277,857)
Net Assets — 100.0%	$677,342,749

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2025, the aggregate value of these securities is $289,161,821 or 42.7% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2025.
(3)	Step coupon security. Interest rate represents the rate in effect at September 30, 2025.
(4)	When-issued, variable rate security whose interest rate will be determined after September 30, 2025.
(5)	All or a portion of this security was on loan at September 30, 2025. The aggregate market value of securities on loan at September 30, 2025 was $3,441,074.
(6)	Security converts to variable rate after the indicated fixed-rate coupon period.
(7)	When-issued security.
(8)	May be deemed to be an affiliated company (see Note 8).
(9)	Restricted security. Total market value of restricted securities amounts to $1,012,260, which represents 0.1% of the net assets of the Fund as of September 30, 2025.

5
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Schedule of Investments — continued

(10)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(11)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of September 30, 2025.
(12)	Security exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2025, the aggregate value of these securities is $19,530,203, representing 2.9% of the Fund’s net assets.
(13)	Rate shown is the discount rate at date of purchase.
(14)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	(19)	Short	12/31/25	$(3,959,570)	$(2,830)
U.S. 5-Year Treasury Note	(10)	Short	12/31/25	(1,091,953)	5,613
					$2,783
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28	12/15/23	$1,000,000
		$1,000,000

Abbreviations:
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
6
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Statement of Assets and Liabilities

September 30, 2025
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $659,369,120) - including $3,441,074 of securities on loan	$661,171,555
Investments in securities of affiliated issuers, at value (identified cost $18,436,791)	18,449,051
Cash	8,313,946
Deposits at broker for futures contracts	160,000
Receivable for investments sold	3,201,523
Receivable for capital shares sold	2,586,710
Interest receivable	4,879,836
Dividends and interest receivable - affiliated	135,815
Securities lending income receivable	853
Receivable from affiliates	38,930
Trustees' deferred compensation plan	779,616
Total assets	$699,717,835
Liabilities
Payable for variation margin on open futures contracts	$2,420
Payable for investments purchased	8,271,246
Payable for when-issued securities	7,907,733
Payable for capital shares redeemed	1,229,885
Distributions payable	136,488
Deposits for securities loaned	3,553,845
Payable to affiliates:
Investment advisory fee	139,657
Administrative fee	65,992
Distribution and service fees	48,602
Sub-transfer agency fee	14,417
Trustees' deferred compensation plan	779,616
Accrued expenses	225,185
Total liabilities	$22,375,086
Net Assets	$677,342,749
Sources of Net Assets
Paid-in capital	$695,484,634
Accumulated loss	(18,141,885)
Net Assets	$677,342,749
Class A Shares
Net Assets	$237,744,522
Shares Outstanding	23,970,853
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.92
Class I Shares
Net Assets	$381,894,113
Shares Outstanding	38,499,895
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.92
7
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Statement of Assets and Liabilities — continued

September 30, 2025
Class R6 Shares
Net Assets	$57,704,114
Shares Outstanding	5,819,803
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.92
8
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Statement of Operations

Year Ended
September 30, 2025
Investment Income
Dividend income - affiliated issuers	$1,564,845
Interest income	33,248,158
Interest income - affiliated issuers	50,000
Securities lending income, net	12,405
Other income	7,296
Total investment income	$34,882,704
Expenses
Investment advisory fee	$1,788,864
Administrative fee	825,630
Distribution and service fees:
Class A	547,087
Trustees' fees and expenses	37,133
Custodian fees	18,043
Transfer agency fees and expenses	543,897
Accounting fees	159,912
Professional fees	118,242
Registration fees	80,108
Reports to shareholders	65,398
Miscellaneous	44,001
Total expenses	$4,228,315
Waiver and/or reimbursement of expenses by affiliates	$(522,481)
Net expenses	$3,705,834
Net investment income	$31,176,870
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$1,054,894
Futures contracts	164,641
Net realized gain	$1,219,535
Change in unrealized appreciation (depreciation):
Investment securities	$(525,487)
Investment securities - affiliated issuers	(1,530)
Futures contracts	2,783
Net change in unrealized appreciation (depreciation)	$(524,234)
Net realized and unrealized gain	$695,301
Net increase in net assets from operations	$31,872,171
9
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Statements of Changes in Net Assets

	Year Ended September 30,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$31,176,870	$44,882,854
Net realized gain	1,219,535	698,650
Net change in unrealized appreciation (depreciation)	(524,234)	9,175,592
Net increase in net assets from operations	$31,872,171	$54,757,096
Distributions to shareholders:
Class A	$(9,624,792)	$(10,853,525)
Class I	(18,881,699)	(24,858,132)
Class R6	(2,977,327)	(8,164,239)
Total distributions to shareholders	$(31,483,818)	$(43,875,896)
Capital share transactions:
Class A	$24,844,068	$(18,160,431)
Class I	(102,838,120)	8,512,998
Class R6	(19,280,486)	(152,457,843)
Net decrease in net assets from capital share transactions	$(97,274,538)	$(162,105,276)
Net decrease in net assets	$(96,886,185)	$(151,224,076)
Net Assets
At beginning of year	$774,228,934	$925,453,010
At end of year	$677,342,749	$774,228,934
10
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Financial Highlights

	Class A
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$9.91	$9.79	$9.68	$9.94	$9.86
Income (Loss) From Operations
Net investment income(1)	$0.43	$0.50	$0.40	$0.09	$0.06
Net realized and unrealized gain (loss)	0.02	0.11	0.11	(0.24)	0.09
Total income (loss) from operations	$0.45	$0.61	$0.51	$(0.15)	$0.15
Less Distributions
From net investment income	$(0.44)	$(0.49)	$(0.40)	$(0.11)	$(0.07)
Total distributions	$(0.44)	$(0.49)	$(0.40)	$(0.11)	$(0.07)
Net asset value — End of year	$9.92	$9.91	$9.79	$9.68	$9.94
Total Return(2)	4.60%	6.38%	5.39%	(1.56)%	1.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$237,745	$212,680	$228,165	$281,960	$331,648
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.79%	0.76%	0.77%	0.75%	0.76%
Net expenses	0.71%(4)	0.72%(4)	0.72%(4)	0.72%(4)	0.72%
Net investment income	4.35%	5.10%	4.12%	0.93%	0.58%
Portfolio Turnover	127%(5)	96%	70%	78%	92%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended September 30, 2025 and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
11
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$9.91	$9.79	$9.69	$9.94	$9.86
Income (Loss) From Operations
Net investment income(1)	$0.46	$0.53	$0.43	$0.12	$0.08
Net realized and unrealized gain (loss)	0.01	0.11	0.10	(0.24)	0.10
Total income (loss) from operations	$0.47	$0.64	$0.53	$(0.12)	$0.18
Less Distributions
From net investment income	$(0.46)	$(0.52)	$(0.43)	$(0.13)	$(0.10)
Total distributions	$(0.46)	$(0.52)	$(0.43)	$(0.13)	$(0.10)
Net asset value — End of year	$9.92	$9.91	$9.79	$9.69	$9.94
Total Return(2)	4.86%	6.65%	5.54%	(1.21)%	1.80%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$381,894	$484,618	$470,263	$487,115	$605,831
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.54%	0.51%	0.52%	0.51%	0.51%
Net expenses	0.46%(4)	0.47%(4)	0.47%(4)	0.47%(4)	0.47%
Net investment income	4.61%	5.34%	4.40%	1.19%	0.82%
Portfolio Turnover	127%(5)	96%	70%	78%	92%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended September 30, 2025 and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
12
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$9.91	$9.78	$9.68	$9.93	$9.86
Income (Loss) From Operations
Net investment income(1)	$0.46	$0.52	$0.45	$0.12	$0.08
Net realized and unrealized gain (loss)	0.01	0.13	0.08	(0.24)	0.09
Total income (loss) from operations	$0.47	$0.65	$0.53	$(0.12)	$0.17
Less Distributions
From net investment income	$(0.46)	$(0.52)	$(0.43)	$(0.13)	$(0.10)
Total distributions	$(0.46)	$(0.52)	$(0.43)	$(0.13)	$(0.10)
Net asset value — End of year	$9.92	$9.91	$9.78	$9.68	$9.93
Total Return(2)	4.79%	6.78%	5.59%	(1.17)%	1.75%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$57,704	$76,930	$227,025	$85,422	$83,675
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.48%	0.48%	0.48%	0.46%	0.46%
Net expenses	0.42%(4)	0.43%(4)	0.43%(4)	0.43%(4)	0.43%
Net investment income	4.67%	5.32%	4.66%	1.22%	0.82%
Portfolio Turnover	127%(5)	96%	70%	78%	92%(5)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended September 30, 2025 and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
13
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Ultra-Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers three classes of shares. Class A shares are sold at net asset value and are not subject to a sales charge. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
14

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2025, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$119,269,263	$ —	$119,269,263
Collateralized Mortgage Obligations	—	68,759,488	—	68,759,488
Commercial Mortgage-Backed Securities	—	32,026,934	—	32,026,934
Corporate Bonds	—	301,182,300	—	301,182,300
High Social Impact Investments	—	1,012,260	—	1,012,260
Senior Floating-Rate Loans	—	6,527,459	—	6,527,459
U.S. Treasury Obligations	—	110,322,063	—	110,322,063
Short-Term Investments:
Affiliated Fund	17,436,791	—	—	17,436,791
Commercial Paper	—	19,530,203	—	19,530,203
Securities Lending Collateral	3,553,845	—	—	3,553,845
Total Investments	$20,990,636	$658,629,970	$ —	$679,620,606
Futures Contracts	$5,613	$ —	$ —	$5,613
Total	$20,996,249	$658,629,970	$ —	$679,626,219
Liability Description
Futures Contracts	$(2,830)	$ —	$ —	$(2,830)
Total	$(2,830)	$ —	$ —	$(2,830)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are
15

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
L  Segment Reporting— During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.
16

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $1 billion	0.260%
Over $1 billion	0.250%
For the year ended September 30, 2025, the investment advisory fee amounted to $1,788,864 or 0.26% of the Fund’s average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2025, the investment advisory fee paid was reduced by $52,573 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.72%, 0.47% and 0.43% for Class A, Class I and Class R6, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2026. For the year ended September 30, 2025, CRM waived and/or reimbursed expenses of $469,908.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2025, CRM was paid administrative fees of $825,630.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2025 amounted to $547,087 for Class A shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2025, sub-transfer agency fees and expenses incurred to EVM amounted to $56,377 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $250,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $55,000 ($40,000 prior to January 1, 2025) annual fee, Committee chairs receive an additional $20,000 ($15,000 prior to January 1, 2025) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2025, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $410,399,405 and $523,039,029, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $255,625,655 and $119,972,381, respectively.
17

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2025 and September 30, 2024 was as follows:
	Year Ended September 30,
	2025	2024
Ordinary income	$31,483,818	$43,875,896
As of September 30, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$92,152
Deferred capital losses	(19,674,297)
Net unrealized appreciation	1,576,748
Distributions payable	(136,488)
Accumulated loss	$(18,141,885)
At September 30, 2025, the Fund, for federal income tax purposes, had deferred capital losses of $19,674,297 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2025, $8,915,104 are short-term and $10,759,193 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$678,043,858
Gross unrealized appreciation	$2,384,497
Gross unrealized depreciation	(807,749)
Net unrealized appreciation	$1,576,748
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2025 is included in the Schedule of Investments. During the year ended September 30, 2025, the Fund used futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2025, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
				Fair Value
Derivative		Asset Derivative(1)	Liability Derivative(1)
Futures contracts	$5,613	$(2,830)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
18

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2025 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Futures contracts	$164,641	$2,783

(1)	Statement of Operations location: Net realized gain (loss) – Futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Futures contracts.
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2025 was approximately $5,558,000 and $2,120,000, respectively.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2025, the total value of securities on loan, including accrued interest, was $3,484,897 and the total value of collateral received was $3,553,845, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2025.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$3,553,845	$ —	$ —	$ —	$3,553,845
The carrying amount of the liability for deposits for securities loaned at September 30, 2025 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2025.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
19

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Notes to Financial Statements — continued

The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2025. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2025. Effective October 21, 2025, the Fund renewed its line of credit agreement, which expires October 20, 2026, at substantially the same terms.
8  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board.
At September 30, 2025, the value of the Fund's investment in the Notes and in funds that may be deemed to be affiliated was $18,449,051, which represents 2.7% of the Fund's net assets. Transactions in such investments by the Fund for the year ended September 30, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount ($)/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 5.00%, 12/15/28(1)	$ 1,013,790	$ —	$ —	$ —	$(1,530)	$ 1,012,260	$ 50,000	$1,000,000
Short-Term Investments
Liquidity Fund	52,819,253	617,091,054	(652,473,516)	—	—	17,436,791	1,564,845	17,436,791
Total				$ —	$(1,530)	$18,449,051	$1,614,845

(1)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares were as follows:
	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,098,970	$60,388,771	2,085,579	$20,555,576
Reinvestment of distributions	922,652	9,138,838	1,043,662	10,283,663
Shares redeemed	(4,512,599)	(44,683,541)	(4,979,499)	(48,999,670)
Net increase (decrease)	2,509,023	$24,844,068	(1,850,258)	$(18,160,431)
Class I
Shares sold	22,372,287	$221,521,652	24,553,338	$241,884,574
Reinvestment of distributions	1,823,679	18,062,532	2,448,295	24,129,152
Shares redeemed	(34,593,292)	(342,422,304)	(26,146,252)	(257,500,728)
Net increase (decrease)	(10,397,326)	$(102,838,120)	855,381	$8,512,998
Class R6
Shares sold	4,259,466	$42,141,250	26,430,015	$259,813,341
Reinvestment of distributions	263,109	2,604,634	791,520	7,786,389
Shares redeemed	(6,468,280)	(64,026,370)	(42,662,964)	(420,057,573)
Net decrease	(1,945,705)	$(19,280,486)	(15,441,429)	$(152,457,843)
20

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Report of Independent Registered Public Accounting Firm

To the Shareholders of Calvert Ultra-Short Duration Income Fund and Board of Trustees of The Calvert Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Ultra-Short Duration Income Fund (the “Fund”), one of the funds constituting The Calvert Fund, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2025, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2025
We have served as the auditor of one or more Calvert investment companies since 2021.
21

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2025, the Fund designates 93.57% of distributions from net investment income as a 163(j) interest dividend.
22

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Special Meeting of Shareholders (Unaudited)

The Calvert Fund held a Special Meeting of Shareholders on June 16, 2025 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to The Calvert Fund were as follows:
	Number of Shares
Nominee for Trustee	For	Withheld
Karen Fang	244,920,859	2,717,563
Von M. Hughes	242,676,853	4,961,569
Kim M. Keenan	244,897,013	2,741,410
Eddie Ramos	242,768,927	4,869,495
Carlton M. Waterhouse	242,776,862	4,861,560
Results are rounded to the nearest whole number.
23

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 9-10, 2025, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
24

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Ultra-Short Duration Income Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and a comparative benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2024. This performance data indicated that the Fund had outperformed the median of its peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2024. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each above the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser had waived or reimbursed a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
25

Calvert
Ultra-Short Duration Income Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specific asset level. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
26

CULAX-NCSR 9.30.25

Calvert
Mortgage Access Fund
Annual Financial Statements and
Additional Information
September 30, 2025

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2025
Calvert
Mortgage Access Fund
Item 8 of Form N-CSR is Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Calvert
Mortgage Access Fund
September 30, 2025
Schedule of Investments

Asset-Backed Securities — 1.0%

Security	Principal Amount (000's omitted)	Value
NRZ Excess Spread-Collateralized Notes, Series 2024-FNT1, Class A, 7.398%, 11/25/31(1)	$971	$ 989,323
Total Asset-Backed Securities (identified cost $971,132)		$ 989,323

Collateralized Mortgage Obligations — 70.9%

Security	Principal Amount (000's omitted)	Value
Angel Oak Mortgage Trust, Series 2021-5, Class A2, 1.208%, 7/25/66(1)(2)	$50	$ 44,408
Bellemeade Re Ltd., Series 2022-2, Class M1A, 8.356%, (30-day SOFR Average + 4.00%), 9/27/32(1)(3)	30	29,893
BRAVO Residential Funding Trust:
Series 2021-NQM1, Class A3, 1.332%, 2/25/49(1)(2)	49	45,898
Series 2021-NQM3, Class A3, 1.956%, 4/25/60(1)(2)	73	69,243
Series 2024-NQM1, Class B1, 8.042%, 12/1/63(1)	112	114,270
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	820	799,877
Champs Trust:
Series 2024-1, Class A, 8.978%, 7/25/59(1)(2)	1,197	1,243,387
Series 2024-2, Class A, 8.741%, 11/25/59(1)(2)	1,309	1,369,936
Series 2024-3, Class A, 8.293%, 1/25/60(1)(2)	1,575	1,644,449
Series 2025-1, Class A, 8.677%, 4/25/60(1)(2)	1,773	1,857,672
Series 2025-2, Class A, 8.04%, 10/25/60(1)(2)	2,055	2,130,120
CHNGE Mortgage Trust:
Series 2022-NQM1, Class A3, 5.82% to 10/25/25, 6/25/67(1)(4)	63	64,094
Series 2022-NQM1, Class M1, 5.82% to 10/25/25, 6/25/67(1)(4)	500	503,296
Series 2023-1, Class A1, 7.065% to 2/25/26, 3/25/58(1)(4)	158	158,781
Series 2023-4, Class A3, 8.38% to 8/25/26, 9/25/58(1)(4)	436	444,925
Cross Mortgage Trust, Series 2024-H2, Class B1B, 8.253%, 4/25/69(1)(2)	470	477,094
FARM Mortgage Trust:
Series 2021-1, Class B, 3.231%, 7/25/51(1)(2)	1,502	1,178,004
Series 2022-1, Class B, 2.956%, 1/25/52(1)(2)	2,047	1,554,245
Series 2023-1, Class B, 3.039%, 3/25/52(1)(2)	899	682,646
Series 2024-1, Class B, 5.094%, 10/1/53(1)(2)	871	777,460
Series 2025-1, Class B, 5.631%, 8/1/55(1)(2)	1,168	1,033,005
Federal Home Loan Mortgage Corp.:
Series 5489, Class S, 6.037%, (15.62% - 30-day SOFR Average x 2.2), 1/25/55(5)	1,156	1,227,278
Series 5508, Class DS, 7.932%, (21.00% - 30-day SOFR Average x 3.00), 2/25/55(5)	460	524,383
Series 5508, Class SC, 7.932%, (21.00% - 30-day SOFR Average x 3.00), 2/25/55(5)	905	1,025,000
Federal Home Loan Mortgage Corp. STACR REMICS Trust:
Series 2019-HQA3, Class B2, 11.971%, (30-day SOFR Average + 7.614%), 9/25/49(1)(3)	250	283,749
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. STACR REMICS Trust: (continued)
Series 2021-HQA1, Class B2, 9.356%, (30-day SOFR Average + 5.00%), 8/25/33(1)(3)	$2,250	$ 2,608,645
Series 2021-HQA2, Class B2, 9.806%, (30-day SOFR Average + 5.45%), 12/25/33(1)(3)	1,300	1,542,448
Series 2022-HQA2, Class M1B, 8.356%, (30-day SOFR Average + 4.00%), 7/25/42(1)(3)	500	527,076
Series 2023-HQA2, Class M1B, 7.706%, (30-day SOFR Average + 3.35%), 6/25/43(1)(3)	750	780,200
Federal National Mortgage Association:
Series 2023-12, Class LW, 6.00%, 4/25/53(6)	500	517,509
Series 2024-102, Class SA, 6.037%, (15.62% - 30-day SOFR Average x 2.2), 1/25/55(5)	1,127	1,200,980
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R06, Class 2B1, 8.221%, (30-day SOFR Average + 3.864%), 9/25/39(1)(3)	183	188,005
Series 2023-R03, Class 2M2, 8.256%, (30-day SOFR Average + 3.90%), 4/25/43(1)(3)	500	528,778
GCAT Trust:
Series 2022-NQM4, Class A3, 5.73% to 10/25/25, 8/25/67(1)(4)	73	73,079
Series 2023-NQM2, Class A2, 6.243% to 2/25/26, 11/25/67(1)(4)	324	324,616
Government National Mortgage Association:
Series 2021-160, Class DI, 3.00%, 9/20/51(7)	515	91,249
Series 2022-126, Class AS, 0.00%, (3.69% - 30-day SOFR Average, Floor 0.00%), 7/20/52(5)(7)	667	9,965
Series 2022-173, Class S, 6.641%, (22.733% - 30-day SOFR Average x 3.667), 10/20/52(5)	170	188,063
Series 2022-175, Class SB, 6.641%, (22.733% - 30-day SOFR Average x 3.667), 10/20/52(5)	723	761,858
Series 2022-195, Class AS, 6.886%, (23.125% - 30-day SOFR Average x 3.70), 11/20/52(5)	197	225,162
Series 2022-197, Class SW, 5.787%, (16.32% - 30-day SOFR Average x 2.40), 11/20/52(5)	140	146,563
Series 2023-13, Class SA, 1.011%, (5.40% - 30-day SOFR Average), 1/20/53(5)(7)	834	39,166
Series 2023-19, Class SD, 1.911%, (6.30% - 30-day SOFR Average), 2/20/53(5)(7)	568	37,395
Series 2023-22, Class ES, 1.911%, (6.30% - 30-day SOFR Average), 2/20/53(5)(7)	561	36,965
Series 2023-24, Class SB, 0.761%, (5.15% - 30-day SOFR Average), 2/20/53(5)(7)	1,122	42,555
Series 2023-24, Class SG, 1.911%, (6.30% - 30-day SOFR Average), 2/20/53(5)(7)	561	36,965
Series 2023-38, Class LS, 1.911%, (6.30% - 30-day SOFR Average), 3/20/53(5)(7)	559	35,947
Series 2023-47, Class HS, 1.911%, (6.30% - 30-day SOFR Average), 3/20/53(5)(7)	196	12,581
Series 2023-47, Class SC, 1.861%, (6.25% - 30-day SOFR Average), 3/20/53(5)(7)	280	17,755
Series 2023-65, Class G, 6.458%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(5)	403	444,943
Series 2023-89, Class SE, 1.661%, (6.05% - 30-day SOFR Average), 6/20/53(5)(7)	1,863	102,533
Series 2023-96, Class BL, 6.00%, 7/20/53	650	675,994

1

Calvert
Mortgage Access Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2023-96, Class DB, 6.00%, 7/20/53	$750	$ 779,344
Series 2023-98, Class BW, 6.00%, 7/20/53	250	260,163
Series 2023-99, Class AL, 6.00%, 7/20/53(6)	1,000	1,039,091
Series 2023-100, Class AY, 6.00%, 7/20/53(6)	2,000	2,080,179
Series 2023-100, Class JL, 6.00%, 7/20/53	500	519,649
Series 2023-102, Class SG, 6.191%, (22.546% - 30-day SOFR Average x 3.727), 7/20/53(5)	224	242,085
Series 2023-133, Class S, 8.434%, (21.60% - 30-day SOFR Average x 3.00), 9/20/53(5)	415	466,832
Series 2023-149, Class S, 8.284%, (21.45% - 30-day SOFR Average x 3.00), 10/20/53(5)	289	323,608
Series 2023-153, Class SM, 10.445%, (28.00% - 30-day SOFR Average x 4.00), 10/20/53(5)	186	219,441
Series 2023-164, Class EL, 6.00%, 11/20/53	1,500	1,554,435
Series 2023-165, Class DY, 6.00%, 11/20/53	1,000	1,030,507
Series 2023-165, Class EY, 6.50%, 11/20/53(6)	1,000	1,043,503
Series 2023-173, Class AX, 6.00%, 11/20/53(6)	1,500	1,554,445
Series 2023-182, Class EL, 6.00%, 12/20/53	500	517,682
Series 2024-1, Class GL, 6.00%, 1/20/54	500	520,085
Series 2024-44, Class LM, 6.00%, 3/20/54(6)	1,000	1,039,534
Series 2024-59, Class LG, 6.00%, 4/20/54(6)	2,000	2,080,265
Series 2024-64, Class EI, 6.50%, 4/20/64(7)	808	105,243
Series 2024-112, Class EZ, 6.00%, 7/20/54	536	556,936
Series 2024-148, Class LZ, 5.50%, 9/20/54	2,113	2,160,270
Series 2024-183, Class ZA, 6.00%, 8/20/54	1,577	1,637,702
Series 2024-196, Class Z, 5.50%, 12/20/54	521	520,415
Series 2024-197, Class JY, 6.50%, 12/20/54	584	617,057
Series 2025-1, Class BY, 6.50%, 1/20/55	733	778,195
Series 2025-39, Class CM, 8.289%, (30-day SOFR Average + 3.90%), 3/20/55(3)	1,471	1,527,767
Series 2025-41, Class MT, 7.322%, (30-day SOFR Average + 2.933%), 3/20/65(3)	632	641,989
Series 2025-41, Class NT, 7.322%, (30-day SOFR Average + 2.933%), 3/20/55(3)	729	746,927
Series 2025-41, Class QM, 8.289%, (30-day SOFR Average + 3.90%), 3/20/55(3)	726	753,699
Series 2025-62, Class FM, 8.434%, (30-day SOFR Average + 4.20%), 4/20/55(3)	737	763,462
Series 2025-63, Class FT, 8.00%, (26.40% - 30-day SOFR Average x 4.00), 4/20/55(5)	739	760,721
Series 2025-64, Class FM, 8.494%, (30-day SOFR Average + 4.26%), 4/20/55(3)	739	764,394
Series 2025-69, Class VN, 10.00%, (68.67% - 30-day SOFR Average x 13.33), 4/20/55(5)	739	775,118
Series 2025-82, Class FL, 8.445%, (30-day SOFR Average + 4.50%), 5/20/55(3)	989	1,024,363
Series 2025-83, Class MU, 8.245%, (30-day SOFR Average + 4.30%), 4/20/55(3)	988	1,012,664
Series 2025-90, Class MB, 8.245%, (30-day SOFR Average + 4.30%), 5/20/55(3)	988	1,014,124
Series 2025-105, Class TM, 8.134%, (21.30% - 30-day SOFR Average x 3.00), 6/20/55(5)	991	1,040,784
Series 2025-139, Class MT, 7.689%, (30-day SOFR Average + 3.30%), 4/20/55(3)	994	1,013,553
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2025-174, Class TC, (26.40% - 30-day SOFR Average x 4.00), 10/20/55(8)	$1,000	$ 1,038,760
JP Morgan Mortgage Trust, Series 2025-NQM2, Class M1B, 6.902%, 9/25/65(1)(2)	583	592,508
Mello Warehouse Securitization Trust, Series 2025-1, Class F, 10.658%, (1 mo. SOFR + 6.50%), 5/25/59(1)(3)	1,000	1,024,624
New Residential Mortgage Loan Trust, Series 2021-NQM2R, Class M1, 2.201%, 10/25/58(1)(2)	130	118,722
PNMAC GMSR Issuer Trust, Series 2025-GT1, Class A, 6.608%, (1 mo. SOFR + 2.45%), 8/26/30(1)(3)	1,000	1,005,911
PRPM Trust:
Series 2021-NQM2, Class B2, 6.903%, 8/25/68(1)(2)	1,600	1,607,041
Series 2024-NQM4, Class B1, 7.605%, 12/26/69(1)(2)	1,440	1,481,004
Series 2025-NQM2, Class M1B, 7.077%, 4/25/70(1)(2)	1,000	1,018,816
Total Collateralized Mortgage Obligations (identified cost $69,435,138)		$71,853,725

Government National Mortgage Association Participation Agreements — 4.1%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association Participation Agreements, 5.884%, 1/1/59(9)	$4,139	$ 4,160,506
Total Government National Mortgage Association Participation Agreements (identified cost $4,138,913)		$ 4,160,506

U.S. Government Agency Mortgage-Backed Securities — 60.6%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
6.00%, 1/1/55(6)	$1,199	$ 1,227,173
6.50%, 3/1/53	205	214,235
Federal National Mortgage Association:
5.50%, with various maturities to 2054	577	585,605
6.00%, with various maturities to 2053	632	652,055
6.50%, with various maturities to 2053	866	903,076
7.00%, 6/1/53	230	243,317
Government National Mortgage Association:
4.00%, with various maturities to 2052	811	763,848
4.50%, with various maturities to 2052	358	349,906
5.00%, with various maturities to 2052(6)	6,426	6,444,988
5.00%, 30-Year, TBA(10)	5,300	5,272,688
5.50%, with various maturities to 2062(6)	3,519	3,598,389
5.50%, 30-Year, TBA(10)	5,600	5,642,426
6.00%, with various maturities to 2054(6)	6,935	7,170,311

2

Calvert
Mortgage Access Fund
September 30, 2025
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
6.50%, with various maturities to 2063	$6,352	$ 6,609,021
7.00%, with various maturities to 2062(6)	4,468	4,666,931
7.50%, 6/20/64	243	250,442
Government National Mortgage Association II:
6.00%, with various maturities to 2053	942	973,372
6.50%, 7/20/53	592	617,355
Uniform Mortgage-Backed Security:
3.00%, 30-Year, TBA(10)	7,780	6,835,763
5.00%, 30-Year, TBA(10)	5,000	4,959,180
5.50%, 30-Year, TBA(10)	3,500	3,529,668
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $61,278,306)		$61,509,749

Short-Term Investments — 3.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.05%(11)	3,081,710	$ 3,081,710
Total Short-Term Investments (identified cost $3,081,710)		$ 3,081,710
Total Purchased Swaptions — 0.0%† (identified cost $18,000)		$ 11,244
Total Investments — 139.6% (identified cost $138,923,199)		$141,606,257

TBA Sale Commitments — (6.9)%
U.S. Government Agency Mortgage-Backed Securities — (6.9)%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association 3.00%, 30-Year, TBA(10)	$(7,780)	$ (6,951,396)
Total U.S. Government Agency Mortgage-Backed Securities (proceeds $6,973,476)		$ (6,951,396)
Total TBA Sale Commitments (proceeds $6,973,476)		$ (6,951,396)
Other Assets, Less Liabilities — (32.7)%		$(33,246,210)
Net Assets — 100.0%		$101,408,651

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
†	Amount is less than 0.05% or (0.05)%, as applicable.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2025, the aggregate value of these securities is $30,917,248 or 30.5% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2025.
(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2025.
(4)	Step coupon security. Interest rate represents the rate in effect at September 30, 2025.
(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at September 30, 2025.
(6)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(7)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(8)	When-issued, variable rate security whose interest rate will be determined after September 30, 2025.
(9)	Represents a participation interest, through a participation agreement with a financial institution, in mortgage loans guaranteed by Government National Mortgage Association.
(10)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(11)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of September 30, 2025.

3

Calvert
Mortgage Access Fund
September 30, 2025
Schedule of Investments — continued

Purchased Swaptions (OTC) — 0.0%†
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 5/6/28 to pay 3.64% and receive SOFR	Goldman Sachs International	USD	7,000,000	5/4/26	$11,244
Total					$11,244

†	Amount is less than 0.05% or (0.05)%, as applicable.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	484	Long	12/31/25	$52,850,531	$56,346
U.S. Ultra-Long Treasury Bond	(26)	Short	12/19/25	(3,121,625)	(77,242)
					$(20,896)

Abbreviations:
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
TBA	– To Be Announced

Currency Abbreviations:
USD	– United States Dollar
4

Calvert
Mortgage Access Fund
September 30, 2025
Statement of Assets and Liabilities

September 30, 2025
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $135,841,489)	$138,524,547
Investments in securities of affiliated issuers, at value (identified cost $3,081,710)	3,081,710
Receivable for variation margin on open futures contracts	33,547
Cash	18,435
Deposits at broker for futures contracts	569,762
Receivable for investments sold	19,544,583
Receivable for TBA sale commitments	6,973,476
Receivable for capital shares sold	64,519
Interest receivable	529,988
Dividends receivable - affiliated	4,608
Receivable from affiliates	7,075
Trustees' deferred compensation plan	506
Total assets	$169,352,756
Liabilities
Payable for reverse repurchase agreements, including accrued interest of $36,948	$13,868,306
Payable for when-issued/delayed delivery/forward commitment securities	46,954,136
TBA sale commitments, at value (proceeds receivable $6,973,476)	6,951,396
Payable for capital shares redeemed	90,791
Distributions payable	1,186
Payable to affiliates:
Investment advisory fee	22,785
Administrative fee	9,828
Distribution and service fees	882
Sub-transfer agency fee	239
Trustees' deferred compensation plan	506
Accrued expenses	44,050
Total liabilities	$67,944,105
Net Assets	$101,408,651
Sources of Net Assets
Paid-in capital	$100,077,075
Distributable earnings	1,331,576
Net Assets	$101,408,651
Class A Shares
Net Assets	$4,203,834
Shares Outstanding	424,246
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.91
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$10.24
Class C Shares
Net Assets	$57,523
Shares Outstanding	5,801
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.92
5
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2025
Statement of Assets and Liabilities — continued

September 30, 2025
Class I Shares
Net Assets	$97,087,781
Shares Outstanding	9,790,216
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.92
Class R6 Shares
Net Assets	$59,513
Shares Outstanding	6,002
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.92

On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
6
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2025
Statement of Operations

Year Ended
September 30, 2025
Investment Income
Dividend income - affiliated issuers	$61,271
Interest income	5,654,070
Total investment income	$5,715,341
Expenses
Investment advisory fee	$221,866
Administrative fee	95,084
Distribution and service fees:
Class A	3,870
Class C	550
Trustees' fees and expenses	4,407
Custodian fees	9,830
Transfer agency fees and expenses	3,353
Accounting fees	17,491
Professional fees	44,663
Registration fees	59,483
Reports to shareholders	4,904
Interest expense and fees	812,584
Miscellaneous	22,032
Total expenses	$1,300,117
Waiver and/or reimbursement of expenses by affiliates	$(96,831)
Net expenses	$1,203,286
Net investment income	$4,512,055
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$178,688
Futures contracts	(261,313)
Swap contracts	(111,946)
Net realized loss	$(194,571)
Change in unrealized appreciation (depreciation):
Investment securities	$756,742
Futures contracts	(94,722)
TBA sale commitments	21,818
Net change in unrealized appreciation (depreciation)	$683,838
Net realized and unrealized gain	$489,267
Net increase in net assets from operations	$5,001,322
7
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2025
Statements of Changes in Net Assets

	Year Ended September 30,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$4,512,055	$3,191,185
Net realized loss	(194,571)	(296,635)
Net change in unrealized appreciation (depreciation)	683,838	3,818,495
Net increase in net assets from operations	$5,001,322	$6,713,045
Distributions to shareholders:
Class A	$(91,214)	$(34,092)
Class C	(2,799)	(2,459)
Class I	(4,738,868)	(3,205,802)
Class R6	(3,446)	(3,041)
Total distributions to shareholders	$(4,836,327)	$(3,245,394)
Capital share transactions:
Class A	$3,333,910	$681,168
Class C	2,799	2,459
Class I	37,122,939	4,508,103
Class R6	3,446	2,822
Net increase in net assets from capital share transactions	$40,463,094	$5,194,552
Net increase in net assets	$40,628,089	$8,662,203
Net Assets
At beginning of year	$60,780,562	$52,118,359
At end of year	$101,408,651	$60,780,562
8
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2025
Statement of Cash Flows

Year Ended
September 30, 2025
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 5,001,322
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(349,261,764)
Investments sold and principal repayments	318,714,547
Increase in short-term investments, net	(2,849,670)
Net amortization/accretion of premium (discount)	464,491
Increase in interest receivable	(100,569)
Increase in dividends receivable - affiliated	(3,994)
Increase in receivable for variation margin on open futures contracts	(33,547)
Increase in receivable from affiliates	(7,075)
Increase in Trustees' deferred compensation plan	(108)
Decrease in payable for variation margin on open futures contracts	(117,179)
Increase in payable to affiliate for investment advisory fee	8,827
Increase in payable to affiliate for administrative fee	3,838
Increase in payable to affiliate for distribution and services fees	661
Increase in payable to affiliate for sub-transfer agency fee	163
Increase in payable to affiliate for Trustees' deferred compensation plan	108
Decrease in payable to affiliate for other	(44,452)
Decrease in accrued expenses	(8,460)
Increase in accrued interest on reverse repurchase agreements	23,055
Net change in unrealized (appreciation) depreciation on investments, including TBA sale commitments	(778,560)
Net realized gain from investments	(178,688)
Net cash used in operating activities	$ (29,167,054)
Cash Flows From Financing Activities
Cash distributions paid to shareholders	$ (5,301)
Proceeds from capital shares sold	47,057,993
Capital shares redeemed	(11,419,386)
Decrease in reverse repurchase agreements, net	(6,067,202)
Decrease in due to custodian	(256,942)
Net cash provided by financing activities	$ 29,309,162
Net increase in cash and restricted cash	$ 142,108
Cash and restricted cash at beginning of period	$ 446,089
Cash and restricted cash at end of period	$ 588,197
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 4,829,840
Cash paid for interest and fees on borrowings and reverse repurchase agreements	789,862
9
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2025
Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.
September 30, 2025
Cash	$ 18,435
Deposits at broker for futures contracts	569,762
Total cash and restricted cash as shown on the Statement of Cash Flows	$ 588,197
10
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2025
Financial Highlights

	Class A
	Year Ended September 30,			Period Ended September 30, 2022(1)
	2025	2024	2023
Net asset value — Beginning of period	$10.01	$9.43	$9.67	$10.00
Income (Loss) From Operations
Net investment income(2)	$0.54	$0.52	$0.52	$0.09
Net realized and unrealized gain (loss)	(0.07)	0.59	(0.25)	(0.33)
Total income (loss) from operations	$0.47	$1.11	$0.27	$(0.24)
Less Distributions
From net investment income	$(0.57)	$(0.53)	$(0.51)	$(0.09)
Total distributions	$(0.57)	$(0.53)	$(0.51)	$(0.09)
Net asset value — End of period	$9.91	$10.01	$9.43	$9.67
Total Return(3)	5.03%	12.02%	2.73%	(2.37)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,204	$854	$142	$65
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.88%(6)	1.74%(6)	1.45%(6)	1.58%(7)
Net expenses	1.76%(6)(8)	1.56%(6)(8)	1.14%(6)(8)	0.66%(7)(8)
Net investment income	5.50%	5.35%	5.31%	2.26%(7)
Portfolio Turnover	311%(9)	379%(9)	392%(9)	155%(4)(9)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense of 1.02%, 0.82% and 0.40% of average daily net assets for the years ended September 30, 2025, 2024 and 2023, respectively.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.005%, less than 0.01% and 0.08% of average daily net assets for the years ended September 30, 2025, 2024 and 2023 and the period ended September 30, 2022, respectively).
(9)	Includes the effect of To-Be-Announced (TBA) transactions.
11
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2025
Financial Highlights — continued

	Class C
	Year Ended September 30,			Period Ended September 30, 2022(1)
	2025	2024	2023
Net asset value — Beginning of period	$10.02	$9.43	$9.67	$10.00
Income (Loss) From Operations
Net investment income(2)	$0.46	$0.45	$0.44	$0.06
Net realized and unrealized gain (loss)	(0.06)	0.60	(0.24)	(0.33)
Total income (loss) from operations	$0.40	$1.05	$0.20	$(0.27)
Less Distributions
From net investment income	$(0.50)	$(0.46)	$(0.44)	$(0.06)
Total distributions	$(0.50)	$(0.46)	$(0.44)	$(0.06)
Net asset value — End of period	$9.92	$10.02	$9.43	$9.67
Total Return(3)	4.25%	11.29%	1.96%	(2.70)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58	$55	$50	$49
Ratios (as a percentage of average daily net assets):(5)
Total expenses	2.63%(6)	2.49%(6)	2.20%(6)	2.33%(7)
Net expenses	2.51%(6)(8)	2.31%(6)(8)	1.89%(6)(8)	1.41%(7)(8)
Net investment income	4.67%	4.64%	4.50%	1.42%(7)
Portfolio Turnover	311%(9)	379%(9)	392%(9)	155%(4)(9)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense of 1.02%, 0.82% and 0.40% of average daily net assets for the years ended September 30, 2025, 2024 and 2023, respectively.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.005%, less than 0.01% and 0.08% of average daily net assets for the years ended September 30, 2025, 2024 and 2023 and the period ended September 30, 2022, respectively).
(9)	Includes the effect of To-Be-Announced (TBA) transactions.
12
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2025
Financial Highlights — continued

	Class I
	Year Ended September 30,			Period Ended September 30, 2022(1)
	2025	2024	2023
Net asset value — Beginning of period	$10.02	$9.43	$9.67	$10.00
Income (Loss) From Operations
Net investment income(2)	$0.55	$0.54	$0.54	$0.10
Net realized and unrealized gain (loss)	(0.06)	0.60	(0.24)	(0.33)
Total income (loss) from operations	$0.49	$1.14	$0.30	$(0.23)
Less Distributions
From net investment income	$(0.59)	$(0.55)	$(0.54)	$(0.10)
Total distributions	$(0.59)	$(0.55)	$(0.54)	$(0.10)
Net asset value — End of period	$9.92	$10.02	$9.43	$9.67
Total Return(3)	5.29%	12.40%	2.99%	(2.30)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$97,088	$59,814	$51,876	$24,479
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.63%(6)	1.49%(6)	1.20%(6)	1.34%(7)
Net expenses	1.51%(6)(8)	1.31%(6)(8)	0.89%(6)(8)	0.41%(7)(8)
Net investment income	5.69%	5.64%	5.55%	2.42%(7)
Portfolio Turnover	311%(9)	379%(9)	392%(9)	155%(4)(9)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense of 1.02%, 0.82% and 0.40% of average daily net assets for the years ended September 30, 2025, 2024 and 2023, respectively.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.005%, less than 0.01% and 0.08% of average daily net assets for the years ended September 30, 2025, 2024 and 2023 and the period ended September 30, 2022, respectively).
(9)	Includes the effect of To-Be-Announced (TBA) transactions.
13
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2025
Financial Highlights — continued

	Class R6
	Year Ended September 30,			Period Ended September 30, 2022(1)
	2025	2024	2023
Net asset value — Beginning of period	$10.02	$9.43	$9.67	$10.00
Income (Loss) From Operations
Net investment income(2)	$0.55	$0.54	$0.54	$0.10
Net realized and unrealized gain (loss)	(0.06)	0.60	(0.25)	(0.32)
Total income (loss) from operations	$0.49	$1.14	$0.29	$(0.22)
Less Distributions
From net investment income	$(0.59)	$(0.55)	$(0.53)	$(0.11)
Total distributions	$(0.59)	$(0.55)	$(0.53)	$(0.11)
Net asset value — End of period	$9.92	$10.02	$9.43	$9.67
Total Return(3)	5.29%	12.40%	2.99%	(2.24)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60	$57	$51	$49
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.63%(6)	1.50%(6)	1.20%(6)	1.34%(7)
Net expenses	1.51%(6)(8)	1.32%(6)(8)	0.89%(6)(8)	0.41%(7)(8)
Net investment income	5.68%	5.63%	5.49%	2.42%(7)
Portfolio Turnover	311%(9)	379%(9)	392%(9)	155%(4)(9)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense of 1.02%, 0.82% and 0.40% of average daily net assets for the years ended September 30, 2025, 2024 and 2023, respectively.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.005%, less than 0.01% and 0.08% of average daily net assets for the years ended September 30, 2025, 2024 and 2023 and the period ended September 30, 2022, respectively).
(9)	Includes the effect of To-Be-Announced (TBA) transactions.
14
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Mortgage Access Fund (the Fund) is a non-diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is total return.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Swaptions are categorized as Level 2 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
15

Calvert
Mortgage Access Fund
September 30, 2025
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2025, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$989,323	$ —	$989,323
Collateralized Mortgage Obligations	—	71,853,725	—	71,853,725
Government National Mortgage Association Participation Agreements	—	4,160,506	—	4,160,506
U.S. Government Agency Mortgage-Backed Securities	—	61,509,749	—	61,509,749
Short-Term Investments	3,081,710	—	—	3,081,710
Purchased Swaptions	—	11,244	—	11,244
Total Investments	$3,081,710	$138,524,547	$ —	$141,606,257
Futures Contracts	$56,346	$ —	$ —	$56,346
Total	$3,138,056	$138,524,547	$ —	$141,662,603
Liability Description
TBA Sale Commitments	$ —	$(6,951,396)	$ —	$(6,951,396)
Futures Contracts	(77,242)	—	—	(77,242)
Total	$(77,242)	$(6,951,396)	$ —	$(7,028,638)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
16

Calvert
Mortgage Access Fund
September 30, 2025
Notes to Financial Statements — continued

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
H  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
I  Interest Rate Swaps— Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
J  Swaptions— A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
L  Forward Sale Commitments— The Fund may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund's policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.
M  Reverse Repurchase Agreements— Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price,
17

Calvert
Mortgage Access Fund
September 30, 2025
Notes to Financial Statements — continued

which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.
N  Segment Reporting— During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.28% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2025, the investment advisory fee amounted to $221,866.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2025, the investment advisory fee paid was reduced by $1,992 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.74%, 1.49%, 0.49% and 0.49% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2026. For the year ended September 30, 2025, CRM waived and/or reimbursed expenses of $94,839.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2025, CRM was paid administrative fees of $95,084.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2025 amounted to $3,870 and $550 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $84 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2025 and no contingent deferred sales charges paid by Class A and Class C shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2025, sub-transfer agency fees and expenses incurred to EVM amounted to $667 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $250,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $55,000 ($40,000 prior to January 1, 2025) annual fee, Committee chairs receive an additional $20,000 ($15,000 prior to January 1, 2025) annual
18

Calvert
Mortgage Access Fund
September 30, 2025
Notes to Financial Statements — continued

fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2025, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including paydowns, were $23,352,094 and $8,575,088, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $360,334,280 and $333,792,330, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2025 and September 30, 2024 was as follows:
	Year Ended September 30,
	2025	2024
Ordinary income	$4,836,327	$3,245,394
During the year ended September 30, 2025, distributable earnings was decreased by $12,271 and paid-in capital was increased by $12,271 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$42,828
Deferred capital losses	(1,407,073)
Net unrealized appreciation	2,697,007
Distributions payable	(1,186)
Distributable earnings	$1,331,576
At September 30, 2025, the Fund, for federal income tax purposes, had deferred capital losses of $1,407,073 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2025, $614,245 are short-term and $792,828 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, TBA sale commitments and reverse repurchase agreements, of the Fund at September 30, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$118,126,496
Gross unrealized appreciation	$2,946,583
Gross unrealized depreciation	(249,576)
Net unrealized appreciation	$2,697,007
19

Calvert
Mortgage Access Fund
September 30, 2025
Notes to Financial Statements — continued

5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2025 is included in the Schedule of Investments. At September 30, 2025, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
During the year ended September 30, 2025, the Fund entered into futures contracts, interest rate swaps and swaptions to hedge interest rate risk and to manage duration.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2025, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow the counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2025, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
				Fair Value
Derivative		Asset Derivative	Liability Derivative
Futures contracts	$56,346(1)	$(77,242)(1)
Purchased swaptions	11,244(2)	—
Total	$67,590	$(77,242)
Derivatives not subject to master netting agreements	$56,346	$(77,242)
Total Derivatives subject to master netting agreements	$11,244	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
(2)	Statement of Assets and Liabilities location: Investments in securities of unaffiliated issuers, at value.
20

Calvert
Mortgage Access Fund
September 30, 2025
Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of September 30, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Goldman Sachs International	$11,244	$ —	$ —	$ —	$11,244

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2025 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Investment securities(1)	$ —	$(6,756)
Futures contracts	(261,313)	(94,722)
Swap contracts	(111,946)	—
Total	$(373,259)	$(101,478)

(1)	Relates to purchased swaptions.
The average notional cost of futures contracts (long) and futures contracts (short) and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2025, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Swap Contracts	Purchased Swaptions
$55,896,000	$7,293,000	$1,538,000	$1,077,000
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2025. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2025. Effective October 21, 2025, the Fund renewed its line of credit agreement, which expires October 20, 2026, at substantially the same terms.
21

Calvert
Mortgage Access Fund
September 30, 2025
Notes to Financial Statements — continued

7  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of September 30, 2025 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
MUFG Securities Americas, Inc.	9/18/25	10/1/25	4.35%	$5,108,332	$5,130,553
MUFG Securities Americas, Inc.	9/25/25	10/1/25	4.35	1,963,413	1,968,335
TD Securities (USA), LLC	9/18/25	On Demand(1)	4.33	3,766,126	3,771,561
TD Securities (USA), LLC	9/18/25	On Demand(1)	4.38	2,993,487	2,997,857
Total Investments				$13,831,358	$13,868,306

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At September 30, 2025, the remaining contractual maturity of all open reverse repurchase agreements was less than 30 days. The type of securities pledged as collateral for all open reverse repurchase agreements was U.S. Government Agency Mortgage-Backed Securities and Collateralized Mortgage Obligations.
For the year ended September 30, 2025, the average borrowings under settled reverse repurchase agreements and the average annual interest rate paid were approximately $16,988,000 and 4.69%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at September 30, 2025. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2025.
Reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
The following table presents the Fund’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Fund as of September 30, 2025.
Counterparty	Reverse Repurchase Agreements*	Assets Available For Offset	Securities Collateral Pledged(a)	Net Amount(b)
TD Securities (USA), LLC	$(6,769,418)	$ —	$6,769,418	$ —
MUFG Securities Americas, Inc.	$(7,098,888)	$ —	$7,098,888	$ —

*	Including accrued interest
(a)	In some instances, the total collateral pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
22

Calvert
Mortgage Access Fund
September 30, 2025
Notes to Financial Statements — continued

8  Affiliated Investments
At September 30, 2025, the value of the Fund’s investment in funds that may be deemed to be affiliated was $3,081,710, which represents 3.0% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$232,040	$67,267,051	$(64,417,381)	$ —	$ —	$3,081,710	$61,271	3,081,710
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class A
Shares sold	353,954	$3,481,921	102,109	$987,571
Reinvestment of distributions	8,632	84,727	3,235	31,350
Shares redeemed	(23,678)	(232,738)	(35,087)	(337,753)
Net increase	338,908	$3,333,910	70,257	$681,168
Class C
Reinvestment of distributions	286	$2,799	255	$2,459
Net increase	286	$2,799	255	$2,459
Class I
Shares sold	4,490,899	$43,636,753	488,242	$4,712,847
Reinvestment of distributions	484,483	4,738,868	331,760	3,205,559
Shares redeemed	(1,155,433)	(11,252,682)	(349,564)	(3,410,303)
Net increase	3,819,949	$37,122,939	470,438	$4,508,103
Class R6
Shares sold	—	$ —	13	$138
Reinvestment of distributions	353	3,446	315	3,041
Shares redeemed	—	—	(37)	(357)
Net increase	353	$3,446	291	$2,822
At September 30, 2025, EVM, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, Calvert Growth Allocation Fund, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 74.0% of the value of the outstanding shares of the Fund.
23

Calvert
Mortgage Access Fund
September 30, 2025
Report of Independent Registered Public Accounting Firm

To the Shareholders of Calvert Mortgage Access Fund and Board of Trustees of The Calvert Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Mortgage Access Fund (the “Fund”), one of the funds constituting The Calvert Fund, as of September 30, 2025, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended and for the period from April 29, 2022 (commencement of operations) to September 30, 2022, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 29, 2022 (commencement of operations) to September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2025
We have served as the auditor of one or more Calvert investment companies since 2021.
24

Calvert
Mortgage Access Fund
September 30, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2025, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.
25

Calvert
Mortgage Access Fund
September 30, 2025
Special Meeting of Shareholders (Unaudited)

The Calvert Fund held a Special Meeting of Shareholders on June 16, 2025 to elect the five Trustees listed below.  The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the The Calvert Fund were as follows:
	Number of Shares
Nominee for Trustee	For	Withheld
Karen Fang	244,920,859	2,717,563
Von M. Hughes	242,676,853	4,961,569
Kim M. Keenan	244,897,013	2,741,410
Eddie Ramos	242,768,927	4,869,495
Carlton M. Waterhouse	242,776,862	4,861,560
Results are rounded to the nearest whole number.
26

Calvert
Mortgage Access Fund
September 30, 2025
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 9-10, 2025, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
27

Calvert
Mortgage Access Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Mortgage Access Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and a comparative benchmark index. The Board’s review included comparative performance data for the one-year period ended December 31, 2024. This performance data indicated that the Fund had outperformed the median of its peer universe and its benchmark index for the one-year period ended December 31, 2024. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser had waived or reimbursed a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
28

Calvert
Mortgage Access Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not necessary at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
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CMMAX-NCSR 9.30.25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Calvert Fund

By:	/s/ Von M. Hughes
Von M. Hughes
Principal Executive Officer

Date:	November 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	November 24, 2025

By:	/s/ Von M. Hughes
Von M. Hughes
Principal Executive Officer

Date:	November 24, 2025